UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2007 - June 30, 2007

Item 1.    Reports to Shareholders

Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce Technology Value Fund

Royce 100 Fund

SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS
Royce Discovery Fund Royce Financial Services Fund
Royce Dividend Value Fund Royce International Value Fund
Royce International Smaller-Companies Fund

www.roycefunds.com

The Royce Funds Selection Guide

Investment Universe
For more than 30 years, Royce & Associates has utilized a disciplined value approach to invest in smaller companies. Our universe is comprised of micro-, small- and mid-cap companies. (Segments representing more than 20% of a Fund’s assets are indicated in the table below. Source: FactSet.)

Micro-Cap—Market Caps less than $500 million The micro-cap segment is comprised of more than 5,000 companies with approximately $621 billion in total capitalization. It offers many choices, but faces significant trading difficulties, including limited trading volumes and higher volatility.

Small-Cap—Market Caps between $500 million and $2.5 billion The small-cap segment encompasses more than 1,800 companies with a total capitalization of more than $2.1 trillion. It is more efficient, offering greater trading volumes and narrower bid/ask spreads.

Mid-Cap—Market Caps between $2.5 billion and $5 billion The mid-cap segment includes more than 500 companies with approximately $2.0 trillion in total capitalization. It includes companies that generally are more established businesses that attract greater institutional interest and therefore enjoy greater liquidity.

Portfolio Approach
Funds are diversified according to our view of the attendant risks within each portfolio’s investment universe and approach. A Fund investing primarily in micro-caps, for example, will generally hold relatively smaller positions in a larger number of securities, while a small- or mid-cap oriented fund may hold larger positions in a relatively limited number of securities.

Diversified A Royce diversified portfolio is one that holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited A Royce limited portfolio is one that either (i) invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Overall Risk Ratio, which measures variations in a Fund’s monthly returns, with an emphasis on downside performance. The Overall Risk Ratio is a weighted combination of a Fund’s three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared against all small-cap objective funds tracked by Morningstar with at least three years of history (363 funds as of 6/30/07). For Royce Technology Fund, we examine all specialty technology funds tracked by Morningstar with three-years of history (92 funds as of 6/30/07). For Royce Financial Services Fund, we examine all specialty financial services funds tracked by Morningstar with three-years of history (42 funds as of 6/30/07). We consider Funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility, and those in the bottom third to have high volatility.

Current Portfolio Characteristics
Fund	Portfolio Composition (as of 6/30/07)			Portfolio Approach		Volatility (as of 6/30/07)
	Micro	Small	Mid	Limited	Diversified	Low	Moderate	High
Pennsylvania Mutual		■	■		■	■

Royce Micro-Cap	■	■			■			■

Royce Premier		■	■	■		■

Royce Low-Priced Stock		■			■			■

Royce Total Return		■	■		■	■

Royce Heritage	■	■			■		■

Royce Opportunity	■	■			■			■

Royce Special Equity	■	■		■		■

Royce Value		■	■	■			■

Royce Value Plus	■	■	■		■			■

Royce Technology Value	■	■		■			■

Royce 100		■	■	■		■

Royce Discovery	■				■	■

Royce Financial Services	■	■	■	■		■

Royce Dividend Value		■	■	■		■

Royce International Value[1]	■	■		■		—	—	—

Royce International Smaller-Companies[1]	■	■		■		—	—	—

■ Indicates primary portfolio composition. ■ Indicates secondary portfolio composition. [1] Fund does not have three years of history required for calculating volatility score.

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Performance and Expenses[1]	Through June 30, 2007

	Average Annual Total Returns
						Gross Annual	Net Annual
			10-Year/Since			Operating	Operating
Fund	1-Year	5-Year	Inception (Date)			Expenses	Expenses

Pennsylvania Mutual Fund	19.00%	16.01%	14.03%			0.87	0.87

Royce Micro-Cap Fund[2]	20.41	17.21	15.18			1.43	1.43

Royce Premier Fund[2]	18.73	18.29	13.73			1.09	1.09

Royce Low-Priced Stock Fund[2]	19.60	14.95	16.25			1.51	1.49

Royce Total Return Fund	18.15	13.98	12.50			1.09	1.09

Royce Heritage Fund	16.03	15.98	17.34			1.47	1.47

Royce Opportunity Fund[2]	21.97	17.96	17.58			1.11	1.11

Royce Special Equity Fund	20.82	12.00	11.43		5/1/98	1.13	1.13

Royce Value Fund	24.73	23.63	19.02		6/14/01	1.42	1.42

Royce Value Plus Fund	23.89	25.08	23.83		6/14/01	1.40	1.40

Royce Technology Value Fund	17.31	15.00	10.91		12/31/01	2.15	1.69

Royce 100 Fund	18.56	n/a	19.29		6/30/03	1.72	1.49

Royce Discovery Fund	14.77	n/a	14.15		10/3/03	3.73	1.49

Royce Financial Services Fund	15.89	n/a	15.10		12/31/03	3.70	1.49

Royce Dividend Value Fund	19.36	n/a	14.94		5/3/04	2.72	1.49

Royce International Value Fund	n/a	n/a	15.80	[1]	12/29/06	1.69	1.69

Royce International
Smaller-Companies Fund	n/a	n/a	10.30	[1]	12/29/06	1.69	1.69

Russell 2000	16.43	13.88	9.06			n/a	n/a

Important Performance, Expense and Risk Information

All performance information in this Review reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance, risk and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Shares of the Fund’s Service, Consultant and R Classes bear an annual distribution expense that is not borne by the Fund’s Investment Class. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Fund’s oldest Class, including management fees, 12b-1 distribution and service fees. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. Gross annual operating expenses do not. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total net annual operating expenses to no more than 1.49% for Royce Low-Priced Stock, 100, Discovery, Financial Services and Dividend Value Funds and 1.69% for Royce Technology Value, International Value and International Smaller Companies Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2016 to the extent necessary to limit total net annual operating expenses to no more than 1.99% for Royce Discovery, Financial Services and Dividend Value Funds. The Royce Funds invest primarily in securities of mid-, small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 Index is an unmanaged index of domestic small capitalization stocks.

[1]Not annualized.
[2]The Fund is currently closed to new investors.

Pennsylvania Mutual Fund’s average annual total return for the 30-year period ended 6/30/07 was 15.59%.

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Letter to Our Shareholders

Rolling Stone Blues

At first blush, the mid-point of 2007 looked very similar to the end of 2006. The economy’s condition was mostly positive, interest rates remained low and global liquidity levels remained flush following some vexing signs of contraction earlier in the year. The stock market kept moving mostly upwards, and the long bull market for small-caps in particular showed few signs of slowing down prior to July of this year. What’s new for 2007 is that larger companies have emerged in the short run as market leaders, though the margin of outperformance versus small-cap both year-to-date and for the one-year period ended June 30 was not enormous. Within small-cap, there has been a move toward larger, arguably higher-quality companies that’s distinct from the generally better returns achieved by more speculative issues in 2006. The overall direction remained positive for smaller companies, as it did for stocks as a whole. Equity investors continued to benefit from a remarkable run that included more of the overall market than is usually thought, small-cap having long since stolen the headlines from its larger peers as “The Only Asset Class Worth Owning” in some quarters.
  Like the Rolling Stones, the bull market just kept going and going and going, almost automatic in its overall upward movement, its success seemingly taken for granted, with so many investors sure that the big hits would not fade away. As value investors, prone to a cautious, if not pessimistic, temperament, this blissful confidence on the part of certain observers was the object of our skepticism. Our view for the past few years has been that the bull market was nearly out of time. Although the market has so far seen fit to prove us wrong (though July’s correction could be a sign of things to come), we remain convinced that a more

One of the advantages of employing an all-weather strategy to select smaller company stocks is that we continue to do what we have always done regardless of the market’s behavior. When smaller company stock prices were on the rise, it was more challenging to find the compelling values that have always been our stock in trade, but the search goes on whether the overall small-cap market is moving up or down.

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Letter to Our Shareholders

historically typical correction of 15% or better is in the near future for smaller companies. The positive-performance phase that began in the fall of 2002 was interrupted by only two corrections in the 10%-14% range—one in 2004-5 and another in 2006—and a handful of others that were shy of double digits. To paraphrase the poet, the course of true market cycles never did run smooth. At least not as smooth as this current cycle. And to us, this was a warning. As we saw in July, when stock prices fell harder then they did during any other month this year, things can change very quickly. Along with our belief in regression to the mean, our conviction that markets are inherently cyclical is too firm to counter any temptation to abandon the lessons of history.

Over the past decade or so the
growth in the number and variety of
equity market indices has been
explosive. Russell, Standard & Poor’s
(“S&P”), Wilshire, and Barra have all
become accepted names in the equity
world with stables of various
indices. Considering the burgeoning
number and scope of equity market
indices, it is critical that investors
better understand the composition,
attribution and construction
methodology among similar equity
market indices.

As the Standard & Poor’s 500
index recently celebrated its 50th
anniversary, we thought that it might
be helpful to delve into the particulars
of the more prominent small-cap
indices, and how we at The Royce
Funds view them. Two of the most
prominent are the Russell 2000 and
the S&P SmallCap 600, both widely
accepted benchmarks for small-cap
equities. Yet each is different in
composition, attribution and
construction methodology.

      As active small-cap managers with large stakes throughout the small-cap universe, perhaps we should be more consistently happy with a market that before July had been gathering no moss and few, if any bears. Maybe we should try a little harder to relax and simply enjoy the good times. Make no mistake, we are mostly very pleased–and more than happy to reap the benefits of the robust returns that smaller stocks have been providing since the most recent small-cap market trough in October 2002. However, as the small-cap bull stampeded its way toward a fifth full year, we were also in the midst of our own 19th Nervous Breakdown (and at least as many bear market predictions) as we awaited what seemed to us an inevitable smallcap downturn. Even as the market was swaying to higher and higher levels, we could not escape the nagging and persistent reality that historically strong bull markets often give way to serious corrections, and the longer the good times last, the more likely it seemed that the bear’s bite will be deep. Of course, one of the advantages of employing an all-weather strategy to select smaller company

The Russell 2000 index is the oldest—
dating back to 1979—and broadest of
the two small-cap indices. It measures
the performance of the 2,000 smallest
companies in the Russell 3000 Index
(which represents 99% of the U.S.

Continued on page 6...
stocks is that we continue to do what we have always done regardless of the market’s behavior. When smaller company stock prices were on the rise, it was more challenging to find the compelling values that have always been our stock in trade, but the search goes on whether the overall small-cap market is moving up or down.

It’s All Over Now
If our call for overall lower returns has not yet panned out, and our prediction of a small-cap correction has thus far proved at best premature, we can take a small measure of comfort for our forecasting acumen in the emergence of large-cap as a market leader, a development

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we thought first looked likely by the beginning of 2006. As usually happens, the case for large-cap leadership took on a certain inevitability only with the gift of hindsight. In 2005, the large-cap S&P 500 and the small-cap Russell 2000 finished the year with near-identical results—the S&P 500 was up 4.9% while the Russell 2000 gained 4.6%. The large-cap index relinquished the performance crown in 2006 (+15.8% versus 18.4%), but small-cap regained its edge mostly through the courtesy of a torrid first quarter and a strong fourth quarter. In both 2006’s bearish second quarter and flat-to-down third quarter, the S&P 500 beat the Russell 2000, events we regarded as especially telling of a shift to large-cap leadership. That third-quarter outperformance (+5.7% versus +0.4%) was the key to giving the large-cap index an edge for the second half of 2006; it also contributed to large-cap outgaining small-cap for the one-year period ended 6/30/07, up 20.6% versus 16.4%.
We have been less focused on the leadership issue within small-cap than we are in the wider worlds of small- and large-cap in part because we do not limit ourselves in the broad small-cap universe by attaching labels to stocks such as “value” or “growth.”

       Two thousand seven has been different in terms of its first-half performance patterns, yet the end result through the end of June showed the S&P 500 ahead of its small-cap counterpart. During this year’s first quarter, a period that was positive for almost every segment of the stock market save certain small-cap growth companies and many micro-cap stocks, the S&P 500 gained a paltry 0.6% versus 2.0% for the Russell 2000. (The Nasdaq Composite, meanwhile, managed a 0.3% gain.) The second quarter saw higher returns spread more consistently throughout the market. Large-cap led small-cap, with the S&P 500 up 6.3% versus 4.4% for its small-cap sibling, while the Nasdaq Composite led both indices with a gain of 7.5%. For the year-to-date period ended 6/30/07, the Nasdaq Composite actually led, its 7.8% gain ahead of the S&P 500’s 7.0% return and the Russell 2000’s 6.5% showing.
       These first-half results, as well as the large- and small-cap indices’ one-year returns, were consistent with our thought that when large-cap stocks did finally assume a leadership role, the margin of outperformance would be slight. We remain committed to the idea that large-cap’s stay at the top should be brief, as frequent leadership rotation seems likely to roll on. Considering the recent status of large-cap’s leadership, it should come as no surprise that the long-term performance edge remained with smaller companies. The Russell 2000 outpaced the S&P 500 for the three-, five-, 10- and 15-year periods ended 6/30/07. In addition, the small-cap index outgained its large-cap counterpart in two-thirds of the S&P 500’s positive quarters in each three-, five- and 10-year period ended 6/30/07.

Not Fade Away
During the first half, a similar shift in leadership arrived via a different route between value and growth within small-cap. The Russell 2000 Value index had maintained a nearstranglehold on small-cap leadership until the first quarter of 2007, when it slipped under

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equity market) and accounts for
approximately 8% of the total
market capitalization of the larger
Russell index. As of the end of June
2007, the median market cap of the
Russell 2000 was $695 million. The
largest company by market cap in the
index was $3.3 billion and the smallest
was $125 million. Companies with
market capitalizations in excess of
$2.5 billion represented 6% of the
index, while micro-caps, which Royce
defines as companies with market
capitalizations less than $500
million, comprised roughly 13% of
the index. In terms of attribution,
Financial Services represented the
largest sector weight in the index at
the end of June 2007, at 22.6%.
Industrials (autos and transportation,
materials and processing and producer
durable) and Consumer Discretionary
followed, with weightings of 21.5%
and 19.2%, respectively.

Introduced in 1994, the S&P SmallCap
600 is more concentrated than the
Russell 2000, consisting of 600 names
that cover approximately 3% of the
domestic equity market. The median
market cap of the S&P SmallCap 600
was $820 million as of the end of
June 2007. The largest company by
market cap in the index was $5.0
billion and the smallest was $70
million. Companies with more than
$2.5 billion in market cap comprised
approximately 7%, while micro-caps
represented 20% of the overall index.
Industrials (materials and processing
and producer durable) represented the
largest sector weighting in the index
at 19.1%, followed by Information

 Continued on page 8...

Letter to Our Shareholders

the thumb of its small-cap growth sibling. During both the first quarter (+1.5% versus +2.5%) and second quarter (+2.3% versus +6.7%), the Russell 2000 Value index lost ground to the Russell 2000 Growth index. Interestingly for us, value also underperformed growth from the interim small-cap peak on 2/22/07 through 6/30/07, down 0.8% compared to a gain of 2.9%. This consistent underperformance, even during the year’s more volatile periods, not only put small-cap value in second place for the year-to-date period ended 6/30/07 (+3.8% versus +9.3%), it also cost small-cap value the performance edge for the most recent 12-month period. For the one-year period ended 6/30/07, the Russell 2000 Value index was up 16.1% versus 16.8% for the Russell 2000 Growth index.
     Paralleling the performance patterns of small-cap versus large-cap, the Russell 2000 Value index maintained its lead over the Russell 2000 Growth index for longer-term periods. It bested small-cap growth for the three-, five-, 10-,15-, 20- and 25-year periods ended 6/30/07. A critical element in this performance edge came from small-cap value’s better performance during the nearly five-year bull-market period following the small-cap market trough in October 2002, and from its superior results from the previous small-cap market peak on 3/9/00 through 6/30/07. What gives us some pause about the current period is the relative strength of small-cap growth in the more volatile period from that February 2007 interim peak. This is in stark contrast to 2006, a period in which small-cap value beat small-cap growth in up, down and more mixed quarters. However, we have been less focused on the leadership issue within small-cap than we are in the wider worlds of small- and large-cap in part because we do not limit ourselves in the broad small-cap universe by attaching labels to stocks such as “value” or “growth.”

Cool, Calm & Collected
Another reason for our bemusement is rooted in our own Funds’ recent results. While the Russell 2000 Value index was dominating small-cap performance in 2006, three of our most conservatively managed portfolios were underperforming. Yet during the first half of 2007, these same portfolios—Royce Premier, Total Return and Special Equity Funds—were among our best performers. So it would seem that the distinctions between small-cap value and growth stocks being drawn by the wider world may no longer be as significant as they were even a few years ago. The three aforementioned portfolios were part of a generally strong first half for The Royce Funds in this Review and Report. All but two of our portfolios were ahead of their small-cap benchmark, the Russell 2000, for the year-to-date period ended 6/30/07, and all but three outpaced the small-cap index for the 12 months ended 6/30/07. When we turn to the long view, the news becomes even better. Each of The Royce Funds then in existence outperformed the Russell 2000 from the previous small-cap market peak on

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3/9/00 through 6/30/07. In addition, all seven Royce Funds with 10 years or more of history outgained the Russell 2000 for the three-, five- and 10-year periods ended 6/30/07.
       First-half strength came from holdings in several sectors, but the leader in many portfolios (and a profitable one in all) was Industrial Products. It prevailed in some Funds in part owing to the whopping

46% premium that a larger competitor paid for long-time holding Florida Rock Industries back in February, but many other holdings in the sector, including another takeover target, Canadian steel business IPSCO, continued a pattern of mostly stellar performance that dates back to late 2005. Holdings in Natural Resources and Technology were generally solid as well. Micro-cap stocks finished the first half trailing their larger small-cap peers, though this was felt most acutely in only one of our micro-cap oriented portfolios, Royce Discovery Fund. We were pleased with the Funds’ first-half results, especially in a market climate that has made it more and more challenging to find the sort of attractive values that we like.

The popularity of ETF’s and other index-based investments has played an important role in helping small-cap to be taken more seriously as an asset class. We also think that the related success of small-cap value approaches has been a factor in this growing esteem because a large number of investors saw that you could invest in small-cap stocks or indices with attractively low volatility scores.

You Can’t Always Get What You Want
Indeed, the reality of small-cap’s status as a permanent, professional asset class—something that we are happy to report does not seem likely to change, even in the event of a correction more severe than what we think is probable—cuts both ways for us. The popularity of ETF’s and other index-based investments has played an important role in helping small-cap to be taken more seriously as an asset class. We also think that the related success of small-cap value approaches has been a factor in this growing esteem because a large number of investors saw that you could invest in small-cap stocks or indices with attractively low volatility scores. However, this has also created new tests for our purchase habits, in which we seek high-quality companies selling for bargain prices.
       Unquestionably, in our view, the major player in the extension of the small-cap bull market has been the vast amount of global liquidity. The world is awash with capital

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Technology at 17.1%, and Financial Services at 15.8% at the end of June 2007.	Letter to Our Shareholders

Another important difference between
the two indices is the respective
construction methodology. The S&P
SmallCap 600 is designed to be an
“efficient portfolio of companies that
meet specific inclusion criteria to
ensure that they are investable and
financially viable.” Inclusion in the
index is determined subjectively by
the S&P Index Committee, which adds
new stocks to the index based not
only on size, but also on financial
viability, liquidity, adequate float
size and other trading requirements.

In contrast, the Russell 2000 is
more objective in nature; it has no
committee to determine membership
and stresses the need to accurately
represent the market as it is. Kelly
Haughton, strategic director for
the Russell Indices, believes that
“the market should decide which
stocks belong in an index, especially
if the index is to provide an
unbiased benchmark for measuring
the results of money managers’
investment decisions.”

With differing composition, attribution
and construction, performance can
also vary dramatically. In fact,
examining the annual performance of
the two indices over the past 10
years shows that the spread has been
as wide as 1400 basis points in a
single calendar year. Still, we think
that the Russell 2000 and the
Standard & Poor’s SmallCap 600
Index are reasonable proxies of the
small capitalization world.

looking for a profitable home, and that’s been an enormous factor in keeping stock prices afloat. Many of the investment vehicles that have become increasingly better known—not just ETFs, but hedge funds, as well as merger and acquisition (M&A) and private equity activity—have been fueled to some degree by the large amounts of cash circling the globe. Global liquidity has worked to make M&A’s, leveraged buyouts and privatizations increasingly commonplace in the financial marketplace. The United States is in the midst of a mega-merger wave, with the number and size of the transactions exploding. During the first half of 2007, 15 companies in the S&P 500 announced takeovers, while 111 companies in the Russell 2000 had deals pending. Equally important, the trend has shown no signs of slowing down within the small-cap world.

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       However mindful of the significance of these figures, we still do not believe that the extraordinary amount of global liquidity changes the rules of the road in the U.S. equity market, at least over the long run. Cyclicality remains the norm. Today’s small-cap market is no different than large-cap was during the ’90s. Global liquidity has extended a wonderful bull market, but it cannot save the market from history, which means that sooner or later, the good times will end. Smaller companies have been, and will continue to be, the target of private equity funds and larger companies flush with cash. Although it’s clear that M&A activity is not the primary driver of long-term performance, it has already had a hand in the extended run for a small-cap bull market. Yet once the bull market for acquisitions ends, the softening in demand could precipitate a more widespread correction in the very market whose bullish phase it helped to extend in the first place.

We have never allowed our thoughts on the short- or intermediate-term forecasts for the market to cloud our stock selection process. Regardless of where we think the market may be headed next, the search for great values in smaller stocks goes on...

Time Is On Our Side
As we look forward, we almost find ourselves wishing for a serious, though short-lived, correction for smaller stocks. We are still buying mostly on short-term dips, which typically do not yield the sort of absolute value that we would ideally prefer. Our goal is to be fully invested, but with purchase decisions becoming harder and harder, it has not been easy. Yet that is the reality of the current market (at least as of this writing), so we make our adjustments and deal with what we have on a daily basis. And even as we remain highly concerned about a correction for smaller companies, we are also confident about the long-term prospects for our chosen asset class. Whether or not a decidedly bearish July marked the beginning of a correction, we are still managing our portfolios with a long-term outlook and an absolute return bias. We have never allowed our thoughts on the short- or intermediate-term forecasts for the market to cloud our stock selection process. Regardless of where we think the market may be headed next, the search for great values in smaller stocks goes on, with the thought that our Funds can provide the kind of terrific long-term absolute returns that help our shareholders to build wealth.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

            July 31, 2007

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Fund Focus

Specialty of the House
The idea of jumping off a pancake doesn’t exactly qualify as an extreme sport or high-risk enterprise. But for Charlie Dreifus, portfolio manager of Royce Special Equity Fund since its inception in April 1998, it describes perfectly his attitude toward the attendant risks of managing small-cap portfolios. For more than 25 years, he has managed small-cap portfolios with an approach that emphasizes close attention to company quality and accounting issues. The result is arguably the most conservatively managed portfolio among our offerings.
     Charlie has always believed that part of being a successful money manager involves the close scrutiny of financial statements. Much of this view is rooted in his academic background in accounting, where he studied with Abraham Briloff, a legendary figure whose inspired teaching could make the examination of annual reports as compelling as working out the clues in an Arthur Conan Doyle mystery. From his work with Abe, Charlie learned that much of the important information about a business’s financial condition is often buried in the footnotes. He also learned that financial statements were not solely objective sets of facts and figures, and could thus be read and interpreted in many cases like novels.
     As much as these examinations revealed hidden sources of value (or danger), they were not enough to help him determine whether or not a company’s stock was worth buying. Another piece of the puzzle emerged in the ’60s when Charlie first read Ben Graham and David Dodd’s classic, Security Analysis, with its treatment of a company’s margin of safety as “the central concept of investing.” Charlie had already been focused on the idea of losing less during flat or difficult markets, even if it meant giving up some returns during dynamic up-market periods—in other words, jumping off a pancake.

    The key metrics that Charlie uses have evolved since he became involved in portfolio management in 1971. As a proxy for company quality, he first used return on assets (ROA). Wanting a metric that he believed would better reflect assets derived from a company’s operations—as opposed to cash, investments, et al.—Charlie eventually gravitated away from ROA to return on invested capital (ROIC). He thinks that dividing operating income by capital, exclusive of cash and investments, offers a better measure of a company’s strength. Charlie also favors the ratio of Enterprise Value to Earnings Before Interest and Taxes (EV/EBIT) over EV/EBITDA (which includes depreciation and amortization) because he views it as the better—i.e., more conservative—gauge of the price one pays for earnings.
     As a portfolio perhaps best made for flat and down markets, the last five years have been bittersweet for Royce Special Equity Fund, as the long bull market for small-cap stocks has seen the Fund frequently trailing small-cap indices, even as it has achieved solid absolute results. The current year has been kinder, as certain portfolio holdings have participated in profitable transactional activities and investors more generally seem to be seeking the kind of higher-quality small-cap businesses that Charlie has always sought for the portfolio. Any extension of a “quality rally” would be more than welcome. However, a correction would also not necessarily be as worrisome an experience as it might be for other small-cap portfolios. Throughout its more than nine-year history, the Fund has amassed very impressive volatility scores. (See the table below for performance and volatility scores). We think that Charlie’s considerable experience—he bought his first stock with his Bar-Mitzvah money—and the Fund’s unique take on value investing make the Fund a great fit for the risk-conscious investor.

RSE vs Russell 2000: Performance and Volatility Comparison				Through June 30, 2007

	AVERAGE ANNUAL TOTAL RETURNS				VOLATILITY SCORES For the 5-Year Period
	One-Year	Five-Year	Since Inception (5/1/98)	Annual Operating Expenses	Beta	Standard Deviation

Royce Special Equity Fund	20.82%	12.00%	11.43%	1.13%	0.70	10.91

Russell 2000	16.43	13.88	7.43	n/a	1.19	16.47

Important Information on Performance
All performance and expense information above reflects past performance for the Investment Class. Past performance is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month end may be obtained at www.roycefunds.com. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Annual operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Fund invests primarily in the securities of a limited number of small- and micro-cap companies that may involve considerably more risk than investments in securities of a greater number of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please see pages 2 and 125 for more information on performance and volatility figures, including a description of beta, standard deviation and the Russell 2000.

10 | This page is not part of the 2007 Semiannual Report to Shareholders

Online Update

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(We will continue to waive this fee for any investor with more than $20,000 invested in Royce IRAs at the time the fee is charged, and for new transfer and rollover accounts in their first year.)

This page is not part of the 2007 Semiannual Report to Shareholders  |  11

12  |  The Royce Funds 2007 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Trustee*, President
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 52 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Senior Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Trustee
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Richard M. Galkin, Trustee
Age: 69 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee
Age: 72 | Number of Funds Overseen: 25 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 65 | Number of Funds Overseen: 41 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Chief Executive officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 61 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 55 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 48 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 45 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 40 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 47 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling 1-800-221-4268.

The Royce Funds 2007 Semiannual Report to Shareholders | 13

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			10.03%

One-Year			19.00

Three-Year			16.43

Five-Year			16.01

10-Year			14.03

20-Year			12.59

25-Year			15.47

30-Year			15.59

EXPENSE RATIO

Annual Operating Expenses			0.87%

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2006	14.8%	1997	25.0%

2005	12.5	1996	12.8

2004	20.2	1995	18.7

2003	40.3	1994	-0.7

2002	-9.2	1993	11.3

2001	18.4	1992	16.2

2000	18.4	1991	31.8

1999	6.0	1990	-11.5

1998	4.2	1989	16.7

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			1.6%

Unit Corporation			1.0

Lincoln Electric Holdings			1.0

Woodward Governor			0.9

Rofin-Sinar Technologies			0.9

Ensign Energy Services			0.9

Brady Corporation Cl. A			0.8

Oil States International			0.8

Simpson Manufacturing			0.8

Perot Systems Cl. A			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			17.0%

Technology			15.4

Natural Resources			13.1

Industrial Services			9.1

Consumer Services			8.2

Consumer Products			7.0

Financial Intermediaries			6.9

Health			6.4

Financial Services			6.0

Miscellaneous			4.8

Cash and Cash Equivalents			6.1

Pennsylvania Mutual Fund

Manager’s Discussion
Our flagship, Pennsylvania Mutual Fund (PMF), made its way successfully through the pleasantly buoyant waters of 2007’s first half with notable results on both an absolute and relative basis. The Fund gained 10.0% for the year-to-date period ended 6/30/07, versus a return of 6.5% for its small-cap benchmark, the Russell 2000. PMF’s attractive absolute results were consistent through the year’s first six months, as was its relative performance advantage. In the first quarter, the Fund was up 3.5% versus 2.0% for the small-cap index, while the Fund continued to outpace the Russell 2000 in the second quarter, up 6.4% versus 4.4% for the benchmark. PMF also had a strong showing from the interim small-cap peak on 2/22/07 through 6/30/07, up 4.2% versus 1.0% for the Russell 2000.
     As gratifying as recent short-term outperformance was, it remains the case that the Fund’s market cycle and other long-term periods offer what we believe is the best gauge of its strength. We were very pleased, then, that PMF maintained its longstanding record of strong absolute performances over these time periods. The Fund was also able to hold on to one period of market cycle outperformance versus the Russell 2000, while re-gaining an advantage during another. From the previous small-cap market peak on 3/9/00 through 6/30/07, PMF was up 198.6% versus a 50.8% result for the small-cap index. The Fund re-established a lead over its benchmark during the cycle’s mostly bullish phase from 10/9/02 through 6/30/07, gaining 176.7% versus the Russell 2000’s 169.9% return. These strong market cycle results were a key factor in PMF’s outperformance of the benchmark over calendar-based periods. The Fund outpaced the Russell 2000 for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 6/30/07. PMF’s average annual total return for the 30-year period ended 6/30/07 was 15.6%, a terrific long-term result in which we take great pride.

     With all of the Fund’s equity sectors posting net gains during the first half, net losses on a dollar basis were generally modest at the industry and individual company levels. We had been building a position in semiconductor equipment maker Semitool since June 2001, until a recent reduction in projected quarterly revenues led us to reduce our position in May. Although it fits the profile of what we like in technology companies—an attractive niche
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Florida Rock Industries	$21,558,377

IPSCO	20,308,200

Chaparral Steel	12,299,544

Woodward Governor	12,295,242

Unit Corporation	10,495,204

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Service, Consultant and R Classes bear an annual distribution expense that is not borne by the Investment Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

14  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

business in the picks-and-shovels end of the sector and a balance sheet with little debt—its stock price volatility in the first half concerned us enough to trim our position. Trepidation about another company’s ability to effectively manage its way out of a period of lackluster performance, along with recent tough times for retail stores, drove us to a more significant reduction of our position in shoe retailer, The Finish Line. A decidedly negative reaction by investors to the acquisition of a competitor announced in June only served to exacerbate our anxiety, as we were part of that month’s sell-off.
     Positive performances could be found throughout the portfolio, yet nothing was as impressive as the dollar-based net gains in the Industrial Products sector, which more than doubled those of the next-best performing sector, Technology. Four of the five names on the “Good Ideas That Worked” list belonged to Industrial Products. Chief among them was construction aggregates business Florida Rock Industries, which we have owned since 1986. In February 2007, the company was acquired by a larger competitor at a substantial premium. We finished selling our stake in May. The firm was consistently attractive to us as a conservatively capitalized, well-run business in a cyclical industry that has historically garnered attention from value investors. Canadian steel production and fabrication company IPSCO was also part of the urge to merge. Earlier this year, several larger firms began looking at the firm as a potential acquisition, with Swedish business SSAB finally closing the deal in May. We began to reduce our stake in March.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     Outside of each stock’s respective industry group of construction materials and metal fabrication and distribution (where Chaparral Steel also enjoyed a wonderful first half), noteworthy net gains also came from the sector’s holdings in machinery, including long-timers aircraft and industrial parts maker Woodward Governor and welding and cutting products maker Lincoln Electric Holdings. PMF’s sizeable dollar-based net gains in Technology came from components and systems, and telecommunications. Natural Resources, which was led by energy services holdings, and Industrial Services, where commercial services finished first, were also especially strong.

Semitool	$6,258,036

Finish Line (The) Cl. A	5,404,036

Knight Capital Group Cl. A	4,296,409

Administaff	3,675,101

LECG Corporation	3,680,635

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$1,434 million

Weighted Average P/E Ratio			18.5x

Weighted Average P/B Ratio			2.5x

Weighted Average Yield			0.9%

Fund Net Assets			$4,836 million

Turnover Rate			21%

Number of Holdings			504

Symbol
Investment Class			PENNX
Service Class			RYPFX
Consultant Class			RYPCX
R Class			RPMRX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	PMF	Median	Breakpoint

Sharpe Ratio	0.94	0.75	0.86

Standard Deviation	13.97	15.25	14.07

Beta	0.96	1.06	0.97

*Five years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

PMF	16.01%	13.97	1.15

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  15

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			10.14%

One-Year			20.41

Three-Year			17.76

Five-Year			17.21

10-Year			15.18

15-Year			16.31

Since Inception (12/31/91)			16.25

EXPENSE RATIO

Annual Operating Expenses			1.43%

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2006	22.3%	1998	-3.3%

2005	11.5	1997	24.7

2004	15.8	1996	15.5

2003	52.6	1995	19.1

2002	-13.4	1994	3.6

2001	23.1	1993	23.7

2000	16.7	1992	29.4

1999	13.7

TOP 10 POSITIONS % of Net Assets

Novamerican Steel			1.4%

Exponent			1.2

TTM Technologies			1.2

Bronco Drilling			1.1

Edge Petroleum			1.1

Tesco Corporation			1.1

Northern Orion Resources			1.1

Metal Management			1.0

Canadian Western Bank			1.0

Olympic Steel			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			17.0%

Technology			15.4

Industrial Services			11.9

Industrial Products			11.3

Health			11.1

Consumer Services			5.6

Financial Intermediaries			5.1

Consumer Products			3.5

Financial Services			0.8

Miscellaneous			3.7

Cash and Cash Equivalents			14.6

Royce Micro-Cap Fund

Managers’ Discussion
Although micro-cap stocks trailed their bigger siblings in the small-cap world, Royce Micro-Cap Fund’s diversified portfolio of diminutive companies fared well in the first half on both an absolute and relative basis. The Fund gained 10.1% for the year-to-date period ended 6/30/07, versus a return of 6.5% for its small-cap benchmark, the Russell 2000. The Fund’s strong absolute and relative showing was consistent during the first half of 2007. RMC gained 4.6% in the first quarter, compared to 2.0% for the Russell 2000. The Fund then outpaced the small-cap index during the second quarter, up 5.4% versus 4.4% for the benchmark. Outperformance is always better in larger, long-term doses, but we were more than happy to accept the Fund’s first-half advantage over the small-cap benchmark. We were also pleased that RMC outgained its benchmark from the interim small-cap peak on 2/22/07 through 6/30/07, up 4.5% versus 1.0% for the Russell 2000.
     The Fund’s notable performance advantage in the most recent small-cap market cycle periods were helped by its terrific first-half performance. From the previous small-cap market peak on 3/9/00 through 6/30/07, the Fund was up 190.8% compared to the Russell 2000’s 50.8% gain. During the more bullish phase that went from the small-cap market trough on 10/9/02 through 6/30/07, RMC gained 214.4% versus 169.9% for the small-cap benchmark. The Fund’s returns during these market cycle periods were equally impressive on an absolute basis, something of greater importance to us, as much as we like to beat our benchmark. RMC outperformed the Russell 2000 for the one-, three-, five-, 10-, 15-year and since inception (12/31/91) periods ended 6/30/07. The Fund’s average annual total return since inception was 16.3%.

     One very interesting development that we saw over the last several months has been a performance disparity within the micro-cap sector. Roughly coinciding with the move to higher quality that we have observed in the upper tier of the small-cap world has been better performance from larger, more established micro-cap companies. This clearly benefited the Fund in the first half of 2007, as RMC’s average market capitalization of $321 million at the end of June was comfortably in the higher range of the micro-cap world. Of course, we always seek quality in our portfolio selections even as we’re aware that the micro-cap segment is only
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Tesco Corporation	$6,712,671

Novamerican Steel	4,277,881

Northern Orion Resources	3,801,164

Bioveris Corporation	3,670,870

Dendreon Corporation	3,631,770

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

16  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

gradually finding acceptance as an area in which quality can be reliably found. We also gained an advantage by having little to no exposure to financial and real estate companies that were among the hardest hit in the stock market.
     The Fund’s best-performing sectors on a dollar basis were areas that we have long believed house quality micro-cap companies—Natural Resources, Industrial Products, Health and Industrial Services. Tesco Corporation designs and manufactures oilfield products such as drilling and hydraulic systems. The firm reported record first-quarter earnings, which helped its already rising stock price to keep climbing. We reduced our position at increasing prices between March and May. Although silver and gold commodity prices were flat to down during the first half, several holdings in the precious metals and mining industry fared well. Copper and gold miner Northern Orion Resources and African Platinum were both takeover candidates. Steel processor and distributor Novamerican Steel also attracted takeover attention. We’re guessing that 37 consecutive profitable quarters helped to make it attractive to its suitor.
     Two healthcare companies were among the Fund’s best performers. Bioveris makes its second consecutive appearance among the top five “Good Ideas That Worked,” though, sadly, it will not return. This bioanalytical devices maker was also acquired by a larger firm. We finished selling our position late in June. The share price of cancer treatment drug maker Dendreon more than doubled in late March when a promising vaccine for prostate cancer won key support. The increase led us to begin selling our stake, a decision that proved fortuitous when the efficacy of the treatment was questioned in April. By May, its share price had come back to earth.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     We built up our position in women’s clothing store operator Cache during the second quarter as its price slumped from peak levels amidst a disappointing sales and earnings, thinking that this well-run, conservatively capitalized retailer can rebound. We felt a little less certain about the long-term prospects for NetList, a maker of DRAM integrated circuits and other components. Its high-end niche products have had trouble for longer than we’d like and efforts to enter new markets may take longer than we expected. The wild card is the firm’s unique products, which remain promising, and the fact that it spent much of June trading for not much more than cash per share.

Cache	$3,411,034

NetList	3,377,934

Distributed Energy Systems	2,569,059

Zila	2,414,195

Shoe Pavilion	2,158,529

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$321 million

Weighted Average P/E Ratio			17.9x*

Weighted Average P/B Ratio			2.2x

Weighted Average Yield			0.6%

Fund Net Assets			$998 million

Turnover Rate			24%

Number of Holdings			201

Symbol
Investment Class			RYOTX
Consultant Class			RYMCX
Service Class			RMCFX

*Excludes 21% of portfolio holdings with zero or negative earnings as of 6/30/07.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RMC	Median	Breakpoint

Sharpe Ratio	0.86	0.84	0.90

Standard Deviation	17.10	16.92	16.37

Beta	1.14	1.14	1.07

*Five years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 22 micro-cap objective funds (oldest class only) with at least five years of history. (All small-cap objective funds with median market capitalizations below $500 million.)

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RMC	17.21%	17.10	1.01

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  17

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			14.55%

One-Year			18.73

Three-Year			16.64

Five-Year			18.29

10-Year			13.73

15-Year			14.97

Since Inception (12/31/91)			14.56

EXPENSE RATIO

Annual Operating Expenses			1.09%

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2006	8.8%	1998	6.7%

2005	17.1	1997	18.4

2004	22.8	1996	18.1

2003	38.7	1995	17.8

2002	-7.8	1994	3.3

2001	9.6	1993	19.0

2000	17.1	1992	15.8

1999	11.5

TOP 10 POSITIONS % of Net Assets

Lincoln Electric Holdings			4.1%

Unit Corporation			3.3

Thor Industries			2.8

Silver Standard Resources			2.6

Reliance Steel & Aluminum			2.5

Alleghany Corporation			2.5

Ensign Energy Services			2.5

IPSCO			2.5

Trican Well Service			2.4

Endo Pharmaceuticals Holdings			2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			19.1%

Natural Resources			16.1

Technology			13.5

Consumer Products			11.0

Financial Intermediaries			8.9

Health			5.1

Industrial Services			3.8

Consumer Services			3.7

Financial Services			2.3

Miscellaneous			1.5

Cash and Cash Equivalents			15.0

Royce Premier Fund

Managers’ Discussion
In each semiannual or annual report that we publish, there seems to be a Fund or two that bounces back from a (typically short-term) period of lackluster performance. In this year’s Semiannual Review and Report, the leading candidate for “Comeback Portfolio of the Year” would be Royce Premier Fund (RPR), which weathered a relatively difficult 2006 before rebounding in the first six months of 2007. RPR gained 14.6% for the year-to-date period ended 6/30/07, more than doubling the 6.5% return of its small-cap benchmark, the Russell 2000. Although we take no shortage of pleasure in besting the benchmark, we took more joy both from the Fund’s first-half results on an absolute basis and with the fact that the portfolio was able to shake off last year’s somewhat underwhelming performance with a terrific first-half return.
      The Fund’s healthy start contributed to its ongoing absolute and relative strength during recent long-term market cycle periods, which are the premier standard by which we evaluate the portfolio’s performance. RPR gained 188.7% from the previous small-cap peak on 3/9/00 through 6/30/07, more than triple the 50.8% gain turned in by the Russell 2000. The Fund was also ahead of the small-cap index during the primarily positive time span from the small-cap market trough on 10/9/02 through 6/30/07, up 191.3% versus 169.9% for the benchmark. These results in turn helped RPR to achieve notable absolute results over longer-term, calendar-based periods that also saw the Fund outperforming the Russell 2000. RPR outpaced its benchmark for the one-, three-, five, 10-, 15-year and since inception (12/31/91) periods ended 6/30/07. The Fund’s average annual total return since inception was 14.6%.

     We were both surprised and delighted at the strength of the market in the first half. A particular satisfaction came from the success of smaller companies with low leverage and other financial characteristics that signify quality to us. Investors’ desire for higher-quality investments—which was in stark contrast to what often found favor within small-cap during 2006—was only underscored by both the undoing of the subprime market and a couple of well-publicized hedge fund unravelings. After a couple of years of showing a seemingly
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

IPSCO	$103,152,739

Florida Rock Industries	69,786,446

Lincoln Electric Holdings	39,494,453

Reliance Steel & Aluminum	38,677,392

Unit Corporation	37,870,853

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Service, Consultant and R Classes bear an annual distribution expense that is not borne by the Investment Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

18  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

insatiable appetite for risk and speculation, investors began to recognize the quieter charms of successful businesses with established records of earnings and strong balance sheets. What accounted for this sudden shift in taste remains mysterious, but we were only too pleased to see more attention paid to the kind of companies that we seek in the Fund’s portfolio.
     The primary beneficiaries of the move to quality were holdings in the Industrial Products sector, whose dollar-based net gains more than tripled those of every other sector. Solid performance from industrial companies has been a staple of the small-cap rally that began in October 2002. However, the first six months of 2007 raised the bar (as well as the share prices) for many companies, much of the upward pressure coming from private equity and merger players who have shown a penchant for many of the same qualities that we look for in companies. It’s not surprising, then, that the Fund’s top two gainers on a dollar basis were both takeover targets. We have owned Florida Rock Industries in the portfolio since 1994. The construction aggregates producer has been a reliably positive performer in a traditional cyclical business that conservative investors tend to love. In February, a larger company in a similar business showed its affection by offering to buy shares at a heart-pumping 46% premium. We sold the last of our shares in April. Several companies were looking at Canadian steel production and fabrication business IPSCO early in 2007, with a Swedish firm finally sealing the deal in May. The interest in the firm began to affect its stock price much earlier, and we began reducing our position in March.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     Although all but one sector posted net gains—and the net losses on a dollar basis in the Financial Intermediaries sector were modest—even the best performance periods have their blemishes. We have long liked the balance sheet and well-managed business of footwear and apparel maker Timberland Company and thought that it held up admirably in a period that saw some shuffling in its executive ranks, a troublesome European tariff on Asian-produced shoes and a sluggish period for retail in general. Needless to say, numerous other investors disagreed. Asset management and institutional trading company Knight Capital Group endured slowing profits as its compensation costs rose before earnings were hampered by a decline in its hedge fund fees. We held good-sized positions in each company at the end of June.

Timberland Company Cl. A	$18,378,611

Knight Capital Group Cl. A	12,681,497

Charming Shoppes	6,828,971

Winnebago Industries	6,341,318

Nu Skin Enterprises Cl. A	6,211,480

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$2,341 million

Weighted Average P/E Ratio			18.0x

Weighted Average P/B Ratio			2.9x

Weighted Average Yield			0.7%

Fund Net Assets			$5,022 million

Turnover Rate			7%

Number of Holdings			58

Symbol
Investment Class			RYPRX
Service Class			RPFFX
Consultant Class			RPRCX
Institutional Class			RPFIX
W Class			RPRWX
R Class			RPRRX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RPR	Median	Breakpoint

Sharpe Ratio	1.12	0.75	0.86

Standard Deviation	13.32	15.25	14.07

Beta	0.92	1.06	0.97

*Five years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (lowest expense class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RPR	18.29%	13.32	1.37

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  19

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			9.98%

One-Year			19.60

Three-Year			15.54

Five-Year			14.95

10-Year			16.25

Since Inception (12/15/93)			16.06

EXPENSE RATIO

Gross Annual Operating Expenses			1.51%

Net Annual Operating Expenses			1.49

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2006	19.0%	1999	29.8%

2005	9.7	1998	2.4

2004	13.6	1997	19.5

2003	44.0	1996	22.8

2002	-16.3	1995	22.5

2001	25.1	1994	3.0

2000	24.0

TOP 10 POSITIONS % of Net Assets

Foundry Networks			1.8%

Metal Management			1.7

Endo Pharmaceuticals Holdings			1.7

Silver Standard Resources			1.7

Ensign Energy Services			1.7

Unit Corporation			1.6

Perot Systems Cl. A			1.6

Knight Capital Group Cl. A			1.6

Ivanhoe Mines			1.5

Trican Well Service			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			23.8%

Technology			17.2

Health			9.5

Consumer Services			7.6

Industrial Products			7.1

Industrial Services			6.5

Consumer Products			6.1

Financial Intermediaries			4.3

Financial Services			1.5

Miscellaneous			2.0

Cash and Cash Equivalents			14.4

Royce Low-Priced Stock Fund

Manager’s Discussion
Although low-priced stocks have a well-earned reputation for volatility, Royce Low-Priced Stock Fund (RLP) behaved with uncharacteristic consistency in the first half of 2007, which was also a terrific performance period for the Fund. RLP gained 10.0% for the year-to-date period ended 6/30/07, outperforming its small-cap benchmark, the Russell 2000, which was up 6.5% for the same period. The Fund kicked off the year with a strong turn in the first quarter, up 4.8% versus 2.0% for the small-cap benchmark. This was followed by an equally solid second-quarter performance in which the Fund was up 5.0% compared to a gain of 4.4% for the Russell 2000. RLP was also ahead of the small-cap benchmark from the interim small-cap peak on 2/22/07 through 6/30/07, up 4.1% versus 1.0%. It would be difficult to ask for a better start to the year, whether on an absolute or relative basis.
     The Fund’s absolute results over market cycle periods offer what we think are the best way to evaluate its virtues (and the occasional vice). Performance has been strong both on an absolute and relative basis during the two most recent market cycle periods. From the previous small-cap market peak on 3/9/00 through 6/30/07, the Fund was up 190.0% versus 50.8% for the Russell 2000. RLP also maintained a performance edge over its benchmark from the small-cap market trough on 10/9/02 through 6/30/07 with a gain of 185.0% versus 169.9% for the Russell 2000. We were very pleased both with these returns and with those long-term periods tied more closely to the calendar: RLP outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/15/93) periods ended 6/30/07. The Fund’s average annual total return since inception was 16.1%.

     All but two of the Fund’s sectors posted net gains. Of those that were in the red—Consumer Services and Financial Intermediaries—net losses on a dollar basis were modest. In the former sector, retail stores suffered the pain of being left out of the party. During April, we began to add to our position in women’s clothing store operator Cache as its price slumped due to poor sales and depressed earnings. We thought that that this well-run, conservatively capitalized retailer
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

IPSCO	$48,567,886

Tesco Corporation	32,834,479

Dendreon Corporation	30,471,104

Ivanhoe Mines	24,132,889

eFunds Corporation	20,120,817

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RLP reflects Service Class results. Shares of RLP’s R Class bear on distribution expense that is higher than that of the Service Class. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. Gross annual operating expenses do not. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce Low-Priced Stock Fund.

20  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

could rebound. We lacked a similar level of confidence in clothing retailer The Finish Line. We joined a general sell-off in June after the firm announced the acquisition of a competitor. In the otherwise-profitable precious metals and mining industry, part of RLP’s top-performing Natural Resources sector, Alamos Gold and Gammon Gold disappointed. In a difficult market for gold and silver commodity prices, the former firm’s production problems frightened away investors while the latter firm went through a change in management (that we liked) and had some issues with its Mexican mining operations. In fact, we were fortunate that in this difficult climate, several other holdings in the industry turned in sterling first-half performances, including Ivanhoe Mines. Northern Orion Resources and Silver Standard Resources.
     Canadian steel production and fabrication company IPSCO first entered the portfolio in June 2004. We saw a well-managed, conservatively capitalized business with a strong earnings history and high returns on capital. Since then, it has made a couple of appearances on the Fund’s “Good Ideas That Worked” list. Its consistent strength as a business and a stock made it a highly attractive object of several larger firms looking for potential acquisitions, with Swedish business SSAB finally closing the deal in this past May. We began to sell our stake in March. In January, we began to pare back our position in Tesco Corporation. This innovative designer and manufacturer of oilfield products reported record first-quarter earnings, which helped its already rising stock price to keep climbing.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     Sometimes it’s better to be lucky than good, which pretty much sums up our recent experience with Dendreon Corporation. The share price of this cancer treatment drug maker more than doubled in late March when a promising vaccine for prostate cancer won key support. The sudden dramatic increase had us selling most of our stake, a move that proved fortuitous when the efficacy of the treatment was questioned in April. By May, its share price had come back to earth. Multi-service financial company eFunds saw its share price jump in May when rumors of its acquisition first surfaced in the press. As May gave way to June and the rumors turned to reality, its stock price continued to soar. We began to reduce out stake in May.

Alamos Gold	$14,009,138

Cache	12,861,029

Gammon Gold	11,473,188

Knight Capital Group Cl. A	10,573,118

Finish Line (The) Cl. A	10,103,964

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$1,181 million

Weighted Average P/E Ratio			19.3x

Weighted Average P/B Ratio			2.5x

Weighted Average Yield			0.5%

Fund Net Assets			$5,050 million

Turnover Rate			11%

Number of Holdings			201

Symbol
Investment Class			RLPHX
Service Class			RYLPX
Institutional Class			RLPIX
R Class			RLPRX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RLP	Median	Breakpoint

Sharpe Ratio	0.75	0.75	0.86

Standard Deviation	16.68	15.25	14.07

Beta	1.13	1.06	0.97

*Five years ended 6/30/07 Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RLP	14.95%	16.68	0.90

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  21

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			8.90%

One-Year			18.15

Three-Year			14.25

Five-Year			13.98

10-Year			12.50

Since Inception (12/15/93)			14.32

EXPENSE RATIO

Annual Operating Expenses			1.09%

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2006	14.5%	1999	1.6%

2005	8.2	1998	4.8

2004	17.5	1997	23.7

2003	30.0	1996	25.5

2002	-1.6	1995	26.9

2001	14.8	1994	5.1

2000	19.4

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			2.3%

Canadian Government Bonds			2.2

Helmerich & Payne			0.9

Nuveen Investments Cl. A			0.8

Reliance Steel & Aluminum			0.7

Cimarex Energy			0.7

SEI Investments			0.7

Federated Investors Cl. B			0.7

Woodward Governor			0.7

Lincoln Electric Holdings			0.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			20.8%

Financial Intermediaries			17.1

Natural Resources			11.7

Industrial Services			9.1

Financial Services			8.9

Consumer Services			6.3

Consumer Products			5.9

Technology			4.6

Health			4.0

Utilities			1.8

Miscellaneous			0.8

Bonds and Preferred Stocks			3.2

Cash and Cash Equivalents			5.8

Royce Total Return Fund

Manager’s Discussion
We have always regarded dividends as an accurate gauge of company quality, so the market’s move to an arguably more elevated class of smaller stocks looked wholly evident to us in the solid absolute and relative returns for Royce Total Return Fund (RTR) in the first half of 2007. The Fund’s diversified portfolio of smaller dividend-paying stocks was up 8.9% for the year-to-date period ended 6/30/07, versus a return of 6.5% for the Russell 2000, its small-cap benchmark. We were also pleased that RTR’s notable absolute and relative results were more or less consistent through the end of June. During the first quarter, the Fund gained 3.2% compared to a gain of 2.0% for the Russell 2000. The Fund went on to outperform its benchmark in the second quarter, up 5.5% versus 4.4% for the benchmark. We were also glad to see RTR outpace the small-cap index from the interim small-cap peak on 2/22/07 through 6/30/07, up 3.4% versus 1.0% for the Russell 2000.
     Of course, positive short-term results, and any associated relative performance edge, are meaningless to us if they are not accompanied by strong absolute returns over longer-term time spans. We were therefore pleased with RTR’s recent market cycle results. Throughout its history, the Fund has generally demonstrated strong down- or flat-market performance and solid up-market results, a pattern that its first-half showing did nothing to disturb. RTR maintained an impressive return on both an absolute and relative basis from the previous small-cap market peak on 3/9/00 through 6/30/07, its gain of 186.5% more than tripling the Russell 2000’s return of 50.8% for the same period. The Fund’s strong first half did not enable it to take a lead over its benchmark during the more bullish phase from 10/9/02 through 6/30/07, yet its 134.8% return (versus the Russell 2000’s +169.9% return) was more than respectable on an absolute basis. RTR outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/15/93) periods ended 6/30/07. The Fund’s average annual total return since inception was 14.3%.

     Each of RTR’s sectors posted net gains in the first half. Losses at the individual company level were relatively moderate on a dollar basis. Kimball International, which manufactures wood furniture, cabinets and electronic assembly products, is a company that we have owned in RTR’s portfolio since 1998. We have long liked its low debt and consistent dividend.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

IPSCO	$18,797,273

Chemed Corporation	18,305,213

Helmerich & Payne	15,888,875

AllianceBernstein Holding L.P.	15,131,820

Florida Rock Industries	14,485,655

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Service, Consultant and R Classes bear an annual distribution expense that is not borne by the Investment Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

22  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

Although the firm was among the Fund’s top performers in 2006, its stock price slipped in the first half. Earnings for 2007’s fiscal third quarter were positive, but less than what many investors were expecting, which greased the skids somewhat. Real estate began to correct in 2006, and the downturn showed few signs of abating through the first six months of 2007. Capital Trust is a real estate investment trust specializing in credit-sensitive commercial real estate debt investment products and related private equity funds. Its earnings remained positive, but have been slowed owing to its industry’s struggles. Net losses for both it and Kimball International were mitigated a bit by dividends.
     For many of the Fund’s top-performing holdings, dividends enhanced stock price gains. This was especially true for asset management company AllianceBernstein Holding, whose stock we have owned in the portfolio off and on since 1994 because of its successful business and steady dividend. A rebound for its stock price that began in the summer of 2006 continued through the end of June 2007, with a fairly substantial hiccup this past February when the firm restated results for fiscal 2006. It was the Fund’s top holding at the end of June.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     Dividend-paying Canadian steel production and fabrication company IPSCO became part of the merger wave that continued to hit the small-cap world when earlier this year several larger firms began to view the firm as a takeover target. Swedish business SSAB won the honors and made the announcement official in May. We began to pare back our stake in April. We have owned construction aggregates business Florida Rock Industries in RTR’s portfolio steadily since 1997 (and first initiated a position in 1994). It too was taken over during the first half at an attractive premium. We sold our shares between January and May. These two stocks helped the Industrial Products sector to post

Kimball International Cl. B	$6,725,272

Capital Trust Cl. A	5,944,120

Invacare Corporation	5,081,751

The St. Joe Company	4,306,193

Finish Line (The) Cl. A	4,285,333

*Includes dividends

first-half dollar-based net gains that more than doubled those of the Fund’s next-best performing sectors, Industrial Services and Natural Resources. Chemed Corporation operates both VITAS Healthcare Corporation and Roto-Rooter. Rebounds for both businesses boosted earnings and helped the stock price to climb in 2007. We reduced our position in February and during the second quarter. Helmerich & Payne’s growing business and healthy earnings seemed to attract investors to its contract oil and gas drilling business.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$1,944 million

Weighted Average P/E Ratio			16.9x

Weighted Average P/B Ratio			2.4x

Weighted Average Yield			1.9%

Fund Net Assets			$6,347 million

Turnover Rate			12%

Number of Holdings			493

Symbol
Investment Class			RYTRX
Service Class			RYTFX
Consultant Class			RYTCX
Institutional Class			RTRIX
W Class			RTRWX
R Class			RTRRX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RTR	Median	Breakpoint

Sharpe Ratio	1.03	0.75	0.99

Standard Deviation	10.59	15.25	13.18

Beta	0.79	1.06	0.89

*Five years ended 6/30/07. Category Median and Best Decile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RTR	13.98%	10.59	1.32

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  23

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			7.52%

One-Year			16.03

Three-Year			16.39

Five-Year			15.98

10-Year			17.34

Since Inception (12/27/95)			18.40

EXPENSE RATIO

Annual Operating Expenses			1.47%

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2006	22.6%	2000	11.7%

2005	8.7	1999	41.8

2004	20.4	1998	19.5

2003	38.1	1997	26.0

2002	-18.9	1996	25.6

2001	20.5

TOP 10 POSITIONS% of Net Assets

AllianceBernstein Holding L.P.			3.2%

Ritchie Bros. Auctioneers			1.6

Edge Petroleum			1.5

Acacia Research-Acacia Technologies			1.3

Newport Corporation			1.3

Integrated Electrical Services			1.3

Perrigo Company			1.2

Integral Systems			1.1

Rofin-Sinar Technologies			1.1

Diodes			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			24.5%

Financial Services			11.5

Industrial Products			10.9

Industrial Services			10.3

Health			8.6

Natural Resources			5.7

Financial Intermediaries			4.5

Consumer Services			4.2

Consumer Products			2.4

Miscellaneous			4.0

Preferred Stock			0.9

Cash and Cash Equivalents			12.5

Royce Heritage Fund

Manager’s Discussion
Smaller companies may have ceded market leadership to their larger siblings over the past several months, but the first-half performance of Royce Heritage Fund (RHF) remained robust on both an absolute and relative basis. The Fund’s portfolio of small- and micro-cap stocks gained 7.5% for the year-to-date period ended 6/30/07, versus a return of 6.5% for the Russell 2000, its small-cap benchmark. RHF’s strength was consistent throughout the first six months of 2007. During the first quarter, the Fund was up 2.5% versus a gain of 2.0% for the Russell 2000. RHF followed this solid showing in the second quarter, up 4.9% versus 4.4% for the small-cap index. The Fund also beat its benchmark from the interim small-cap peak on 2/22/07 through 6/30/07, up 2.4% versus 1.0% for the Russell 2000. While short-term performance is not something to which we attach much significance, we still prefer outperformance to its opposite and were thus pleased that RHF performed well in this brief period.
     However, our standard for evaluating the success of our Funds remains their absolute results over market cycle and other long-term time periods. Relative outperformance is always a plus, but it’s not nearly as critical as a portfolio’s absolute returns. We were therefore pleased with RHF’s recent market cycle results, as the Fund held on to its impressive returns on both an absolute and relative basis. From the previous small-cap market peak on 3/9/00 through 6/30/07, RHF’s 144.4% gain was well ahead of the Russell 2000’s return of 50.8% for the same period. The Fund’s strong first half also helped it to maintain a lead over its benchmark in the more bullish phase from 10/9/02 through 6/30/07, up 185.2% compared to 169.9% for the Russell 2000. There was an interesting element to the Fund’s return over the one-year period ended 6/30/07 that we think demonstrates both the importance of long-term results and the relative unimportance of short-term performance.

RHF just missed outperforming the Russell 2000 for the one-year period ended 6/30/07, up 16.0% versus 16.4% for its benchmark. Only one of the four quarters that comprise the one-year period saw the Fund fall behind the Russell 2000—the fourth quarter of 2006 (+7.4% versus +8.9%). In addition to its relative advantage in 2007’s first half and in recent market cycle periods, RHF also outpaced the Russell 2000 for the three-, five-, 10-year and since inception (12/27/95) periods ended 6/30/07. The Fund’s average annual total return since inception was an impressive 18.4%.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Hanfeng Evergreen	$626,736

Foster Wheeler	500,016

AllianceBernstein Holding L.P.	464,282

Armor Holdings	445,669

Haynes International	340,530

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RHF reflects Service Class results. Shares of the RHF’s Consultant Class bear an annual distribution expense that is higher than that of the Service Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees.

24  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

     Health was the only sector to post losses in the year’s first half. Although the Industrial Products sector led the way in terms of dollar-based net gains, it was followed closely by its sibling sector, Industrial Services, which also boasted the Fund’s two top-performing companies. Hanfeng Evergreen is a Canadian company that provides value-added fertilizer to China’s growing urban greening and agricultural markets. The Chinese government has begun offering incentives to farms and businesses trying to go green, and this has helped Hanfeng Evergreen’s already-healthy business to blossom. A top-notch distribution network and competitors facing difficulties importing fertilizer components have resulted in the firm adding capacity to meet the growing demand for its products. The precipitous growth in its share price led us to begin pruning our stake in March. The stock price of large-scale construction and engineering company Foster Wheeler more than doubled in the first half. That would be an impressive feat for any business, but for one that came out of bankruptcy a few years ago, it was arguably all the more so. Of course, four consecutive quarters of record-breaking earnings tend to have a salutary effect on stock prices, especially for companies participating in the worldwide construction boom. We sold our shares at hefty gains between March and May.
     Speaking of salutary effects, we saw how dividends can enhance stock price gains for asset management company AllianceBernstein Holding during the first half. A rebound for its stock price that began in the summer of 2006 continued through the end of June 2007, with a fairly substantial hiccup this past February when the firm restated results for fiscal 2006. It was the Fund’s top holding at the end of June. We also held good-sized positions in the Fund’s top-two money losing stocks. Inphonic provides wireless services in three business segments.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
We liked its niche business when first purchasing shares early in 2006. The firm was forced to restate fiscal 2006 results, which had a predictably negative effect on its stock price. We re-initiated a position in February that we built into June before trimming our stake just before the end of the first half. Healthcare consultant First Consulting Group lost a customer that brought in about 10% of the firm’s business. After others had sold on this news, we increased our position based on the firm’s terrific balance sheet, improving returns on capital and a series of acquisitions that we thought could help it to rebound.

Inphonic	$660,242

First Consulting Group	490,082

TV1 Corporation	384,196

Journal Register	218,631

Jazz Technologies (Units)	212,000

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$851 million

Weighted Average P/E Ratio			20.7x

Weighted Average P/B Ratio			2.6x

Weighted Average Yield			0.7%

Fund Net Assets			$119 million

Turnover Rate			63%

Number of Holdings			151

Symbol
Investment Class			RHFHX
Service Class			RGFAX
Consultant Class			RYGCX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RHF	Median	Breakpoint

Sharpe Ratio	0.86	0.75	0.86

Standard Deviation	15.37	15.25	14.07

Beta	1.17	1.06	0.97

*Five years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RHF	15.98%	15.37	1.04

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  25

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			12.73%

One-Year			21.97

Three-Year			15.46

Five-Year			17.96

10-Year			17.58

Since Inception (11/19/96)			18.15

EXPENSE RATIO

Annual Operating Expenses			1.11%

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2006	18.8%	2001	17.3%

2005	4.8	2000	19.9

2004	17.5	1999	32.3

2003	72.9	1998	4.9

2002	-17.0	1997	20.8

TOP 10 POSITIONS% of Net Assets

Haynes International			0.8%

DryShips			0.8

Kaman Corporation			0.7

Barnes Group			0.7

Crane Company			0.7

Ferro Corporation			0.7

Invitrogen Corporation			0.7

Landry's Restaurants			0.7

Hexcel Corporation			0.7

Timken Company (The)			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			33.6%

Industrial Products			22.5

Industrial Services			8.5

Consumer Services			8.1

Health			5.4

Consumer Products			5.3

Natural Resources			3.6

Financial Intermediaries			2.4

Financial Services			0.4

Miscellaneous			3.7

Cash and Cash Equivalents			6.5

Royce Opportunity Fund

Manager’s Discussion
Many holdings in Royce Opportunity Fund’s (ROF) diversified portfolio of small and micro-cap stocks were able to take advantage of the opportune times for their asset class by turning in dynamic first-half performances. ROF gained 12.7% for the year-to-date period ended 6/30/07, outperforming its small-cap benchmark, the Russell 2000, which was up 6.5% for the same period. The Fund began the year with a solid first-quarter return, up 4.5 versus 2.0% for the small-cap index. This was followed by an even more noteworthy second-quarter performance in which the Fund was up 7.9% versus 4.4% for the Russell 2000. Although it represents a short-term period, we were also very happy with the Fund’s results from the interim small-cap peak on 2/22/07 through 6/30/07, up 5.5% versus 1.0% for the small-cap index.
     Of course, it is ROF’s absolute results over market cycle and other long-term periods that provide what we believe is the most effective measure of its merits. We are therefore pleased to report that performance has been strong on both an absolute and relative basis during the two most recent market cycle periods. From the previous small-cap market peak on 3/9/00 through 6/30/07, the Fund was up 182.6% versus 50.8% for the Russell 2000.

In addition, ROF also continued to hold a significant advantage over the small-cap index from the small-cap market trough on 10/9/02 through 6/30/07, up 254.5% versus 169.9% for the Russell 2000. These considerable margins of outperformance helped the Fund to capture the relative edge on the Russell 2000 for calendar-based periods as well. ROF outpaced its benchmark for the one-, three-, five-, 10-year and since inception (11/19/96) periods ended 6/30/07. The Fund’s average annual total return since inception was an impressive 18.2%.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

GrafTech International	$14,970,418

DryShips	14,884,120

Cooper Tire & Rubber	10,369,393

Global Industries	8,770,581

Haynes International	7,688,170

*Includes dividends

     In 2006’s Semiannual Review and Report, we discussed how the worldwide boom in large-scale infrastructure construction, particularly in China, appeared to be changing the business cycle to the point where many traditionally cyclical industries were morphing into high-growth areas with rapidly increasing demand for their shares. One year later, the multiples bear this out, as more and more of these once-pedestrian industrial stocks sport P/E ratios in the 14.0x–15.0x range. This signifies a radical shift from their historically typical range of 7.0x–8.0x and makes them look much more like growth than value

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Service, Consultant and R Classes bear an annual distribution expense that is not borne by the Investment Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

26  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

stocks. While many companies accomplished this without increasing capacity, keeping earnings growth robust without upping capacity will be a more daunting challenge in the months ahead, especially as competition puts pressure on margins. It’s a situation that we will continue to watch, as industrial companies have historically been well-represented in the portfolio.
     Certainly several holdings continued to benefit in the first half from the lofty stock prices that have graced so many industrial businesses in the last couple of years. Industrial Products led all of ROF’s sectors in dollar-based net gains, with the machinery, industrial components, specialty chemicals and materials, and metal fabrication and distribution industries posting strong performances year-to-date through 6/30/07. Growing demand gave a boost to the share price of GrafTech International, a firm that manufactures graphite and carbon material primarily for the steel industry. With its primary competitor based in Germany, the firm also gained a competitive advantage from the weaker U.S. dollar. We began to reduce our position at rising prices in March 2007. Cooper Tire & Rubber Company also found that the dollar helped it outrace European peers such as Pirelli and Michelin. Back in May, the firm reported its first quarterly profit in two years. We like the job done by the new CEO who took the wheel in December 2006 with a pledge to cut costs and improve efficiency, but the stock’s accelerating price prompted us to begin reducing our stake in March. A profitable fleet expansion drew investors to dry bulk commodities carrier DryShips. We began to sell shares in May at steadily rising prices.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
In planning for the portfolio’s future, we were willing to sustain modest (and hopefully short-term) net losses in banking, retail stores and publishing. The McClatchy Company operates newspapers across the U.S. We think that this well-managed traditional media company can profit from the likely increased advertising rates in the upcoming election year, so we began to rebuild a position in April 2006. We held UTStarcom in the otherwise profitable telecommunications industry.

McClatchy Company (The) Cl. A	$6,170,067

UTStarcom	4,189,638

Journal Register	3,865,930

Cray	3,811,286

Fremont General	3,648,965

*Includes dividends

     Reporting issues turned off investors to this Asian business, but we liked the firm’s new president, an American with a long record of success in domestic businesses, though we trimmed our stake between March and June 2007.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$661 million

Weighted Average P/E Ratio			19.1x*

Weighted Average P/B Ratio			1.8x

Weighted Average Yield			0.6%

Fund Net Assets			$2,777 million

Turnover Rate			23%

Number of Holdings			311

Symbol
Investment Class			RYPNX
Service Class			RYTFX
Consultant Class			ROFCX
Institutional Class			ROFIX
R Class			ROFRX

*Excludes 27% of portfolio holdings with zero or negative earnings as of 6/30/07.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	ROF	Median	Breakpoint

Sharpe Ratio	0.79	0.75	0.86

Standard Deviation	19.92	15.25	14.07

Beta	1.41	1.06	0.97

*Five years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

POF	17.96%	19.92	0.90

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  27

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			11.26%

One-Year			20.82

Three-Year			9.54

Five-Year			12.00

Since Inception (5/1/98)			11.43

EXPENSE RATIO

Annual Operating Expenses			1.13%

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2006	14.0%	2002	15.3%

2005	-1.0	2001	30.8

2004	13.9	2000	16.3

2003	27.6	1999	-9.6

TOP 10 POSITIONS% of Net Assets

National Presto Industries			4.6%

Bio-Rad Laboratories Cl. A			3.8

Rofin-Sinar Technologies			3.8

Carpenter Technology			3.4

CSS Industries			3.0

Hilb Rogal & Hobbs			2.9

Lancaster Colony			2.9

Cascade Corporation			2.8

Lawson Products			2.7

Arden Group Cl. A			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			40.7%

Consumer Products			15.0

Consumer Services			10.7

Industrial Services			10.1

Health			6.1

Technology			5.0

Financial Services			2.9

Natural Resources			1.4

Miscellaneous			2.2

Cash and Cash Equivalents			5.9

Royce Special Equity Fund

Manager’s Discussion
Over the past few years, we have typically discussed strong absolute returns for Royce Special Equity Fund (RSE), while at the same time reporting that the Fund had underperformed the Russell 2000, a situation that was occasionally as frustrating to write about as we’re sure it was to see in print. For us, absolute performance remains the standard by which we judge the portfolio, but we also understand that investors may have been somewhat concerned about the Fund’s relative disadvantage over recent time periods. For many reasons, then, we were very pleased to see the Fund open the year with results that were stellar on both an absolute and relative basis. RSE gained an impressive 11.3% for the year-to-date period ended 6/30/07, comfortably ahead of its small-cap benchmark, the Russell 2000, which was up 6.5% for the same period. The Fund outpaced the Russell 2000 in both the first (+3.1% versus +2.5%) and second quarters (+7.9% versus +4.4%) of 2007. RSE was also ahead of the small-cap index from the interim small-cap peak on 2/22/07 through 6/30/07, with a gain of 6.1% compared to a 1.0% return for the Russell 2000.

     The Fund’ auspicious first half naturally helped it to maintain its already sizeable lead over the Russell 2000 from the most recent small-cap peak on 3/9/00 through 6/30/07, up 217.1%, which was more than quadruple the 50.8% return of the Russell 2000. RSE’s performance from the small-cap market trough on 10/9/02 through 6/30/07 remained solid on an absolute basis, even if underwhelming on a relative basis. The Fund was up 103.2% during this mostly bullish period versus 169.9% for the benchmark. RSE has historically best proved its mettle during down- and flat-market periods, which have been a bit scarce since the autumn of 2002.

GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Cascade Corporation	$7,477,528

Sun Hydraulics	7,286,161

Lone Star Technologies	5,349,881

Carpenter Technology	4,841,865

Graham Corporation	3,840,349

*Includes dividends

     As the small-cap bull market runs headlong toward its fifth full year, we think that it merits mentioning that we place a lot of emphasis on five-year performance periods because they typically encompass both up and down market periods, yet the five-year period ended 6/30/07 was dominated by mostly rising stock prices in the small-cap world. This makes it something of an historical anomaly and thus arguably not the best long-term period in which to see the portfolio’s value. The portfolio’s results over longer periods show the

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

28  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

combined importance of both our absolute bias, as well as the Fund’s ability to outperform the index over a full market cycle. To paraphrase Will Rogers, “Our concern is both the return of your money as well as the return on your money.” We think that we have done well on both accounts. In any case, we were pleased that the Fund outperformed the Russell 2000 for the one-year and since inception (5/1/98) periods ended 6/30/07. The Fund’s average annual total return since inception was 11.4%.
     All but one of the Fund’s sectors posted net gains during the first half, yet holdings in Industrial Products truly dominated dollar-based performance through the end of June. The machinery and metal fabrication and distribution industries each posted net gains that exceeded those of the Fund’s other sectors. Seven of the Fund’s top-10 performing companies came from the sector. Many of its holdings in the sector, in addition to possessing what we believe are excellent fundamentals, continued to benefit from the worldwide boom. Cascade Corporation manufactures materials handling products for industrial vehicles. Its stock price seemed to get a boost from better-than-expected fiscal first quarter earnings that were announced in June. We reduced our position at more or less steadily rising prices during the first half. Sun Hydraulics makes hydraulic cartridge valves and manifolds. The company declared a 3-for-2 stock split and a 35% increase in the quarterly payout in June to cap off a strong opening half. Its already-ascendant share price led us to reduce our stake in that same month.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     Even in the best times, not everything goes right. Lawson Products, which manufactures and distributes repair and maintenance parts for a variety of industries, did not share in the high times enjoyed by so many industrial companies. Its share price fell in March after disappointing quarterly earnings were announced. This was followed in April by the departure of the firm’s CEO. We held a large stake at the end of June. A negative report from Wall Street stemming from the company’s assessment of its 2007 outlook appeared to depress the stock price of laboratory equipment maker Bio-Rad Laboratories in February.

Lawson Products	$2,965,500

Bio-Rad Laboratories Cl. A	2,351,172

CEC Entertainment	1,031,724

Lancaster Colony	855,724

K-Swiss Cl. A	806,997

*Includes dividends

We made a slight trim to our position in February, but were otherwise content to hold on to our shares at the end of June.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$838 million

Weighted Average P/E Ratio			16.9x

Weighted Average P/B Ratio			2.4x

Weighted Average Yield			1.0%

Fund Net Assets			$655 million

Turnover Rate			17%

Number of Holdings			67

Symbol
Investment Class			RYSEX
Service Class			RSEFX
Consultant Class			RSQCX
Institutional Class			RSEIX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RSE	Median	Breakpoint

Sharpe Ratio	0.84	0.75	0.99

Standard Deviation	10.91	15.25	13.18

Beta	0.70	1.06	0.89

*Five years ended 6/30/07 Category Median and Best Decile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RSE	12.00%	10.91	1.10

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  29

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			13.56%

One-Year			24.73

Three-Year			21.47

Five-Year			23.63

Since Inception (6/14/01)			19.02

EXPENSE RATIO

Annual Operating Expenses			1.42%

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2006	16.8%	2003	54.3%

2005	17.2	2002	-23.5

2004	30.9

TOP 10 POSITIONS% of Net Assets

Unit Corporation			2.8%

Ivanhoe Mines			2.6

Knight Capital Group Cl. A			2.5

Thor Industries			2.3

Reliance Steel & Aluminum			2.2

Steel Dynamics			2.2

Oil States International			2.2

Chaparral Steel			2.1

RC2 Corporation			2.0

Cimarex Energy			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			27.8%

Industrial Products			23.0

Industrial Services			9.6

Consumer Products			8.9

Consumer Services			6.3

Technology			5.6

Financial Intermediaries			4.1

Health			3.6

Financial Services			1.6

Miscellaneous			0.2

Cash and Cash Equivalents			9.3

Royce Value Fund

Manager’s Discussion
We admit that we struck a somewhat cranky tone in Royce Value Fund’s (RVV) Managers’ Discussion at the end of 2006. This was largely the result of our own frustration with the Fund’s results, which were more than satisfactory on an absolute basis, but less than what we would ideally like to see compared to the Fund’s small-cap benchmark, the Russell 2000. In retrospect, we were probably caught up in our high expectations for the portfolio, as relative performance has always been a secondary concern. So it gives us special pleasure to report that RVV gained 13.6% in the year-to-date period ended 6/30/07, an impressive absolute result that also more than doubled the 6.5% return of the Russell 2000 for the same period. After getting off to a strong start in the first quarter (+4.5% versus +2.0% for the small-cap benchmark), the Fund’s performance was truly explosive in the second quarter, with an 8.7% gain that was not only good enough for top honors among The Royce Funds in this Review and Report, but was also nearly double that of the Russell 2000’s 4.4% return for the same period.
     Now that we’re in a better mood, we can better concentrate on the results that matter most to us—absolute returns over market cycle and other long-term periods. RVV gained an eye-catching 306.6% during the up-market period from the small-cap market trough on 10/9/02 through 6/30/07, building on its already substantial lead over the Russell 2000, which was up 169.9% during the same period.

As the Fund begins its seventh year, we continue to be very pleased with its absolute and relative returns. We have been particularly happy that RVV’s portfolio has achieved such notable results during a mostly bullish period that at times has favored more speculative smaller companies as opposed to the more conservatively capitalized small and mid-cap issues that we favor. The Fund outpaced the Russell 2000 for the one-, three-, five-year and since inception (6/14/01) periods ended 6/30/07. RVV’s average annual total return since inception was 19.0%.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

IPSCO	$10,753,181

Ivanhoe Mines	7,509,525

Florida Rock Industries	7,018,446

Chaparral Steel	6,693,018

Unit Corporation	5,673,344

*Includes dividends

     Much of the Fund’s stellar first-half performance can be attributed to a growing demand in the market for what we deem high quality. Unlike some phases of the current bullish cycle, low leverage, earnings, dividends and high returns of capital have been the hallmarks

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVV reflects Service Class results. Shares of RVV’s Consultant Class bear an annual distribution expense that is higher than that of the Service Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees.

30  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

of 2007 so far. The sudden preference for quality is being driven in large part by private equity firms and larger companies, both hungering for acquisitions with solid fundamentals. As these are the same qualities that we seek in RVV’s portfolio, the Fund’s strong performance comes as no surprise.
     The Fund’s leading sectors in dollar-based gains were Industrial Products and Natural Resources. Eight of RVV’s top-ten net gainers came from one of these two sectors, and each sector more than doubled the gain of the portfolio’s third-best performing area, Technology. IPSCO is a Canadian steel producer and fabricator that initially drew our interest in 2004 with its pristine balance sheet, impressive history of earnings and high returns on capital. These same attributes encouraged several companies looking for a takeover target earlier this year, and all that attention lifted IPSCO’s share price. In May, the Swedish firm SSAB acquired the firm at a very attractive premium. We reduced our stake between March and May. Ivanhoe Mines is a conservatively capitalized business with extensive operations in Mongolia. It recently won permission from that nation’s government to develop what could be the world’s largest undeveloped copper and gold deposit in tandem with another firm, news that gave a healthy sheen to Ivanhoe’s stock price. We trimmed our position between March and May.
     Although we first purchased shares in RVV’s portfolio back in 2002, our history with construction aggregates company Florida Rock Industries dates back more than 20 years. It has been a steadily positive performer in a traditional cyclical business that once upon a time only conservative value investors loved.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
In February, a larger company in a similar business offered to buy its shares at a hefty 46% premium. We sold the last of our shares in March. On the opposite side of the track, we more than doubled our stake in institutional trading and asset management company Knight Capital Group. Its stock price began to slip in January as the firm experienced slumping profits from increased compensation costs. In the second quarter, earnings were hampered by a decline in its hedge fund fees. When underperforming shoe retailer The Finish Line announced the acquisition of a competitor in June, it was not the move we were expecting (or wanting). We joined a general sell-off that was still going strong at the end of June.

Finish Line (The) Cl. A	$2,430,432

Knight Capital Group Cl. A	2,159,807

Gammon Gold	1,763,778

The St. Joe Company	1,625,266

Westlake Chemical	1,405,449

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$2,023 million

Weighted Average P/E Ratio			14.6x

Weighted Average P/B Ratio			2.7x

Weighted Average Yield			0.5%

Fund Net Assets			$894 million

Turnover Rate			23%

Number of Holdings			78

Symbol
Investment Class			RVVHX
Service Class			RYVFX
Consultant Class			RVFCX
Institutional Class			RVFIX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RVV	Median	Breakpoint

Sharpe Ratio	1.18	0.75	0.86

Standard Deviation	17.00	15.25	14.07

Beta	1.27	1.06	0.97

*Five years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RVV	23.63%	17.00	1.39

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  31

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			12.78%

One-Year			23.89

Three-Year			19.78

Five-Year			25.08

Since Inception (6/14/01)			23.83

EXPENSE RATIO

Annual Operating Expenses			1.40%

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2006	19.4%	2003	79.9%

2005	13.2	2002	-14.7

2004	28.2

TOP 10 POSITIONS % of Net Assets

Ivanhoe Mines			1.6%

Knight Capital Group Cl. A			1.6

Reliance Steel & Aluminum			1.5

Unit Corporation			1.4

Kennametal			1.2

Agnico-Eagle Mines			1.2

Silver Standard Resources			1.2

Christopher & Banks			1.2

Tennant Company			1.0

MSC Industrial Direct Cl. A			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			21.6%

Natural Resources			18.1

Industrial Products			12.7

Industrial Services			9.8

Health			9.8

Consumer Services			7.6

Financial Intermediaries			5.1

Consumer Products			2.8

Financial Services			0.8

Miscellaneous			0.9

Cash and Cash Equivalents			10.8

Royce Value Plus Fund

Manager’s Discussion
Sometimes, good news just keeps getting better. For Royce Value Plus Fund (RVP) that time would extend from the beginning of the long-lasting bull run for smaller companies that began in October 2002 and conclude–if only temporarily–at the end of June 2007. RVP gained 12.8% in the year-to-date period ended 6/30/07, an impressive absolute result that also was far ahead of the 6.5% return of the Russell 2000 for the same period. The Fund’s results were consistently strong on an absolute and relative basis in the first half. RVP was up 5.4% in the first quarter, more than double the 2.5% return of its benchmark. During the second quarter, the Fund gained 6.0%, again outpacing the Russell 2000, which was up 4.4% for the same period. From the interim small-cap peak on 2/22/07 through 6/30/07, RVP gained 6.0% compared to a 1.0% gain for the Russell 2000.

     Our primary concern, as always, is with the portfolio’s absolute performance over long-term and market cycle periods. In this instance, the Fund did not disappoint. From the small-cap market trough on 10/9/02 through 6/30/07, RVP not only built on its wide performance advantage over the small-cap index, but the Fund also turned in a highly impressive absolute result. RVP was up a staggering 335.1% during this period, nearly double the Russell 2000’s gain of 169.9% for the same period. The Fund thus winds up its sixth year with both absolute and relative returns that are highly gratifying to us.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

IPSCO	$21,558,077

Ivanhoe Mines	15,634,308

Reliance Steel & Aluminum	10,761,937

Tesco Corporation	9,961,676

Florida Rock Industries	9,803,386

*Includes dividends

Although RVP looks for companies with what we see as strong growth potential, it is very much a value fund in the Royce tradition, so its superior results in a mostly up-market period are particularly noteworthy. The Fund outperformed the Russell 2000 for the one-, three-, five-year and since inception (6/14/01) periods ended 6/30/07. RVP’s average annual total return since inception was 23.8%.
     Financial Intermediaries was the only portfolio sector that posted net losses on a dollar basis in the first half, and those were modest. On the individual company level, net losses were similarly unexceptional on a dollar basis. Gold and silver commodity prices were flat to down through much of 2007’s first six months, though only a few of our holdings in the precious metals and mining industry saw a pull-back in their stock prices and one, Ivanhoe

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVP reflects Service Class results. Shares of RVP’s Consultant Class bear an annual distribution expense that is higher than that of the Service Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees.

32  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

Mines, was among the portfolio’s top performers in the first half. Gammon Gold has grown rapidly over the last couple of years, with its Mexican mining operations developing especially quickly. Along with sluggish commodity pricing, this seemed to concern investors. Meanwhile, we thought so highly of the company’s decision to appoint an experienced and conservative CEO in April 2007 that we continued to build our position during May and June. In Technology–RVP’s third-best performing sector on a dollar basis–wide area network (WAN) application delivery systems provider Packeteer suffered a first-quarter earnings miss along with the resignation of a senior sales executive. The news then got worse in June when the specter of tax trouble began to haunt the firm. Thinking that the company can ultimately solve these problems, we increased our stake substantially in the second quarter.
     A great balance sheet, a long history of earnings, high internal rates of return and a well-managed, growing business drew us to Canadian steel fabrication and production firm IPSCO in 2004. Earlier this year, the firm’s qualities began to attract interest from a handful of larger companies seeking acquisitions, with Swedish firm SSAB finally announcing the sale in May. We began to sell our position during January into steadily rising prices. Construction aggregates company Florida Rock Industries also reaped the rewards of a larger firm’s ‘urge to merge’ when an offer for its shares was made in February at a 46% premium. We began to sell our stake during that same month, bidding a bittersweet good-bye to a company we first purchased in our Pennsylvania Mutual Fund more than 20 years ago.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     Metal processor and distributor Reliance Steel & Aluminum enjoyed its first-half success on the opposite side of the acquisition table. A series of purchases of smaller companies in the firmly resurgent steel industry helped both its earnings and its share price. We built our position in the first half because we liked its ongoing growth potential. Like steel, the energy industry remained mostly robust. Tesco Corporation designs and manufactures oilfield products such as drilling and hydraulic systems. The firm reported record first-quarter earnings, which helped its already rising stock price to keep climbing. We held on to our shares, also liking this innovative company’s potential to keep growing.

Gammon Gold	$6,219,308

Packeteer	5,981,972

Cosi	5,262,751

Saifun Semiconductors	5,229,102

Alamos Gold	4,864,428

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$1,123 million

Weighted Average P/E Ratio			20.4x*

Weighted Average P/B Ratio			2.8x

Weighted Average Yield			0.4%

Fund Net Assets			$2,758 million

Turnover Rate			21%

Number of Holdings			144

Symbol
Investment Class			RVPHX
Service Class			RYVPX
Consultant Class			RVPCX
Institutional Class			RVPIX

*Excludes 15% of portfolio holdings with zero or negative earnings as of 6/30/07.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RVP	Median	Breakpoint

Sharpe Ratio	1.14	0.75	0.86

Standard Deviation	18.77	15.25	14.07

Beta	1.27	1.06	0.97

*Five years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RVP	25.08%	18.77	1.34

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  33

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*	11.08%

One-Year	17.31

Three-Year	4.06

Five-Year	15.00

Since Inception (12/31/01)	10.91

EXPENSE RATIO

Gross Annual Operating Expenses	2.15%

Net Annual Operating Expenses	1.69

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RTV

2006	8.5%

2005	-1.8

2004	-9.6

2003	90.7

2002	-13.4

TOP 10 POSITIONS % of Net Assets

MKS Instruments	2.5%

ILOG ADR	2.2

DivX	2.2

OSI Systems	2.0

Eclipsys Corporation	1.9

Secure Computing	1.8

TTM Technologies	1.7

Transaction Systems Architects Cl. A	1.6

TheStreet.com	1.6

Callidus Software	1.6

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Software	18.5%

Internet Software and Services	16.6

Semiconductors and Equipment	11.5

Telecommunications	9.6

IT Services	5.0

Components and Systems	4.9

Commercial Services	2.0

Health Services	1.9

Advertising and Publishing	1.5

Automotive	1.4

Leisure and Entertainment	1.1

Distribution	1.0

Other Consumer Products	0.9

Other Consumer Services	0.8

Miscellaneous	4.3

Cash and Cash Equivalents	19.0

Royce Technology Value Fund

Manager’s Discussion
It may be the beginning of a turnaround for the fortunes of Royce Technology Value Fund (RTV). The Fund was up 11.1% for the year-to-date period ended 6/30/07, doubling the return of its small-cap benchmark, the Russell 2000, which gained 6.5%, and ahead of the technology portion of the Russell 2500 index, which was up 9.7% for the same period. Three factors seem to have benefited the Fund. The first was a thus-far less volatile stock market than 2006; the second was a resurgent market for technology companies; and the third was a move to quality within small-cap, which may have brought more investors to the kind of conservatively capitalized tech businesses that we seek for RTV’s portfolio. During the first quarter, the Fund was up 5.3%, compared to 2.5% for the Russell 2000 and 3.6% for the technology component of the Russell 2500 index. The second quarter was just as strong, as RTV gained 5.5% versus 4.4% for its benchmark and 6.0% for the tech companies in the Russell 2500 index.
     From the small-cap market trough on 10/9/02 through 6/30/07, RTV gained 159.8%, while the Russell 2000 was up 169.9% and the technology issues in the Russell 2500 gained 228.0%. The Fund outpaced the Russell 2000 for the one-year and five-year periods ended 6/30/07 and was ahead of the technology portion of the Russell 2500 index for those two periods as well as the since inception (12/31/01) period ended 6/30/07. RTV’s average annual total return since inception was 10.9%.

     Results for both RTV and the technology portion of the Russell 2500 index indicated that the strength of technology companies took a less familiar form in the first half. The consistency of returns for many tech businesses was a welcome departure both from the extreme volatility that has mostly characterized the sector’s returns for more than two decades, and from the short-term rallies of the past few years, which saw many stocks’ prices springing to life early in the year before falling victim to voracious profit taking. One reason for the so far placid pace of returns in 2007 is that capital spending has been steady, though increases have been unspectacular.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Chordiant Software	$287,321

Witness Systems	229,436

SPSS	191,865

UCN	187,147

Web.com	158,056

*Includes dividends
So while spending has increased to rates in the mid to-high single digits range, their stability has–at least for us–more than compensated for their lack of loftiness.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. Gross annual operating expenses do not. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total annual operating expenses to no more than 1.69% for Royce Technology Value Fund.

34  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

The Fund enjoyed particular success with software companies, most of them involved in business-related applications. Chordiant Software makes customer relationship management (CRM) software, primarily for larger financial and telecommunications companies. Many of these businesses have a range of mainframe-based, legacy systems and Chordiant’s products allow them to tie modern CRM applications to these older legacy systems and also to reduce call and customer-on-hold times. Following a February stock split, we sold our position between April and June. SPSS is a conservatively capitalized firm that creates software that aids not only current but projected sales analysis. Its predictive analytic software helped its business to grow, which predictably drew investors to its stock. We sold our position in May when its share price was advancing beyond our sell targets. Witness Systems makes quality assurance software for call centers. A larger company announced their intent to buy the firm when Witness’s price was in the doldrums late in 2006. The news elevated the stock price and allowed us to sell our shares in February at an attractive gain.

We sold our stake in Covad Communications Group during May and June, as we thought that its management lacked the agility to effectively compete in the fast-paced telecom services industry. We had a higher estimate of the prospects for Syntax-Brillian. The company’s primary business is making high-quality, off-brand HDTVs at low prices. It suffered a bit from the Chinese consumer appliance market’s slow pace in establishing stable business practices. The damage to its bottom line kept investors tuning out during most of the first half, but we share the firm’s sharply positive view of its future.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
Effective May 14, 2007, the Fund is being co-managed by Dana Serman and Whitney George. Mr. Serman was the Fund’s Assistant Portfolio Manager and an employee of JHC Capital Management (the Fund’s former sub-advisor with which Royce has terminated its agreement) and is now a Portfolio Manager employed by Royce & Associates, LLC. In conjunction with this change, Royce has elected to reduce the Fund’s management fee from 1.50% to 1.25%, effective May 11, 2007. In addition, Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.69% (down from 1.99%) through December 31, 2007.

Covad Communications Group	$154,044

Syntax-Brillian	105,433

Captaris	85,554

GigaBeam	70,908

IncrediMail	70,895

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$387 million

Weighted Average P/B Ratio			2.3x

Weighted Average Yield			0.1%

Fund Net Assets			$21 million

Turnover Rate			99%

Number of Holdings			73

Symbol
Service Class			RYTVX

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RTV	Median	Breakpoint

Sharpe Ratio	0.61	0.49	0.62

Standard Deviation	22.33	22.33	20.62

Beta	1.37	1.65	1.52

*Five years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 90 technology objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RTV	15.00%	22.33	0.67

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  35

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*	10.10%

One-Year	18.56

Three-Year	17.24

Since Inception (6/30/03)	19.29

EXPENSE RATIO

Gross Annual Operating Expenses	1.72%

Net Annual Operating Expenses	1.49

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	ROH

2006	13.7%

2005	14.9

2004	27.2

TOP 10 POSITIONS % of Net Assets

Pason Systems	1.4%

Kennametal	1.4

CLARCOR	1.4

AllianceBernstein Holding L.P.	1.3

National Instruments	1.3

Kaydon Corporation	1.2

Perrigo Company	1.2

Plexus Corporation	1.2

CEC Entertainment	1.2

Franklin Electric	1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	23.9%

Technology	15.2

Industrial Services	11.6

Natural Resources	8.6

Consumer Services	6.8

Financial Services	6.6

Consumer Products	6.0

Financial Intermediaries	2.0

Health	1.2

Miscellaneous	4.5

Cash and Cash Equivalents	13.6

Royce 100 Fund

Manager’s Discussion
After a 2006 that was solid on an absolute basis, but disappointing on a relative basis, Royce 100 Fund (ROH) bounced back on a relative basis in the first half of 2007, while registering an equally strong absolute return. The Fund was up 10.1% for the year-to-date period ended 6/30/07, outpacing its small-cap benchmark, the Russell 2000, which gained 6.5% for the same period. Unlike the more volatile 2006, in which an up quarter gave way to a down quarter, followed by a flat-to-down quarter then another up quarter, 2007 has so far been more consistently positive. The first six months were also better for larger small-caps than for micro-caps. Each seemed to help ROH’s first-half performance. The Fund was ahead of the Russell 2000 in the first quarter, up 3.1% versus 2.5% for the small-cap index. This trend continued in the second quarter, in which ROH gained 6.8% versus 4.4% for its benchmark. We were also pleased that the Fund outpaced the Russell 2000 from the interim small-cap peak on 2/22/07 through 6/30/07, up 4.6% compared to a 1.0% return for the benchmark.

Short-term relative outperformance is not terribly significant, but the Fund’s steadiness through the first half was a pleasant development after a 2006 performance that was not as consistent as we would have liked. The strong first half was also a factor in the Fund’s advantage over its benchmark in other longer-term periods. ROH beat the Russell 2000 for the one-year, three-year and since inception (6/30/03) periods ended 12/31/06. The Fund’s average annual total return since inception was 19.3%.

Each of the Fund’s sectors were in positive territory at the end of the first half, with holdings in the Industrial Products sector scoring the largest dollar-based net gains. Technology and Natural Resources finished second and third in net gains on a dollar basis and all three were well ahead of their sibling sectors. Net losses at the individual company level were modest, and in the case of the three companies that topped the “Good Ideas At The Time” list, we built our respective positions. Universal Truckload Services provides non-asset based transportation services. After finishing 2006 with record revenues, the company’s earnings were lower, though still
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Florida Rock Industries	$161,197

Pason Systems	152,499

Kennametal	147,196

Woodward Governor	146,237

Kaydon Corporation	114,564

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROH reflects Service Class results. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. Gross annual operating expenses do not. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce 100 Fund.

36  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

positive, in 2007’s first quarter, the results of a weaker domestic freight market and pricing pressure from excess truckload capacity. Our thought was that its well-managed niche and attractive balance sheet could help it bounce back. Administaff provides human resources and other personnel management services to small and medium-sized businesses. The firm also came into 2007 looking strong before a quarterly earnings disappointment seemed to drive investors away. CEC Entertainment operates and franchises Chuck E. Cheese restaurants. Its stock price was slowly rising until an stock-option granting probe turned investors’ stomachs. The charges were dropped in May, but that good news was followed by lower-than-expected earnings owing to increased cheese prices and uneven consumer behavior. At the end of June, we thought that the company’s strong brand name and solid business model could help it to turn around.
     Although we first purchased shares of construction aggregates maker Florida Rock Industries in ROH’s portfolio in 2004, we first began to buy its stock more than 20 years ago in our flagship, Pennsylvania Mutual Fund. In February, a larger competitor offered investors a 46% premium for their shares in a takeover bid. We said good-bye by selling our shares in February and April. Two other holdings in the Industrial Products sector, both in the machinery industry, enjoyed a strong first half. Kennametal produces specially engineered metal-cutting tools. The firm has been aggressively acquiring smaller competitors without compromising its balance sheet. It also announced strong fiscal third-quarter earnings in April.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
The fact that its CEO was recently named “Best Chief Executive Officer” by Institutional Investor magazine may also have helped its share price to keep rising in the first half. Woodward Governor manufactures energy control systems and components for aircraft engines, industrial engines and turbines. Its stock price took off in April and remained airborne through the end of the first half. We sold a few shares in January and a larger stake in late April. Pason Systems manufactures specialized drilling instrumentation systems for land-based drilling rigs. It’s the kind of well-run, conservatively capitalized service business that we often seek in the energy industry, and we were pleased to see others begin to see similar value in the firm.

Universal Truckload Services	$78,710

Administaff	58,637

CEC Entertainment	57,569

MoneyGram International	36,675

Knight Capital Group Cl. A	33,261

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$1,620 million

Weighted Average P/E Ratio			19.3x

Weighted Average P/B Ratio			2.9x

Weighted Average Yield			0.8%

Fund Net Assets			$38 million

Turnover Rate			36%

Number of Holdings			99

Symbol
Investment Class			ROHHX
Service Class			RYOHX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	ROH	Median	Breakpoint

Sharpe Ratio	1.02	0.78	0.93

Standard Deviation	12.58	12.72	11.66

Beta	1.39	1.40	1.28

*Three years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 363 small-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

ROH	17.24%	12.58	1.37

Russell 2000	8.33	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  37

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*	1.02%

One-Year	14.77

Three-Year	11.12

Since Inception (10/3/03)	14.15

EXPENSE RATIO

Gross Annual Operating Expenses	3.73%

Net Annual Operating Expenses	1.49

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RDF

2006	16.8%

2005	7.6

2004	13.4

TOP 10 POSITIONS % of Net Assets

Village Super Market Cl. A	1.6%

Heidrick & Struggles International	1.4

EnPro Industries	1.3

American Technical Ceramics	1.2

Air Methods	1.1

Quidel	1.1

Intevac	1.1

American Software Cl. A	1.1

Stride Rite	1.0

BluePhoenix Solutions	1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Health	20.5%

Industrial Products	14.5

Technology	12.6

Natural Resources	9.6

Financial Intermediaries	9.0

Industrial Services	8.6

Consumer Services	7.6

Consumer Products	7.2

Financial Services	0.8

Miscellaneous	4.5

Cash and Cash Equivalents	5.1

Royce Discovery Fund

Manager’s Discussion
Micro-cap companies underperformed their more sizeable small-cap counterparts during the first half of 2007, a fact that was unfortunately reflected in the first-half result for Royce Discovery Fund’s (RDF) portfolio of micro-cap stocks. RDF gained 1.0% for the year-to-date period ended 6/30/07, trailing its small-cap benchmark, the Russell 2000, which gained 6.5% for the same period. Adding insult to injury–the Fund also underperformed the Russell MicroCap index in the first half (+4.3%). Much of the RDF’s difficulties were the result of an underwhelming first quarter, a period in which equity returns were low, but mostly positive. The Russell 2000 was up 2.0% and the Russell MicroCap index gained 0.9%, while the Fund lost 1.5% between January and March. During the more robust second quarter, RDF again underperformed both indices, gaining 2.5% versus respective gains of 4.4% and 3.3% for the Russell 2000 and the Russell MicroCap index. In addition, the Fund trailed the Russell 2000 from the interim small-cap peak on 2/22/07 through 6/30/07, down 1.1% versus a 1.0% gain for the small-cap benchmark. The Russell MicroCap index lost 0.4% for the same period.
     Unfortunately, RDF’s lackluster first half had a deleterious effect on its longer-term performances. The Fund underperformed the Russell 2000 for the one-year and three-year periods ended 6/30/07, although these results were respectable on an absolute basis. The Fund also gave up an advantage for the since inception period (10/3/03) ended 6/30/07, yet we believe that RDF’s results for this period were also satisfactory. The Fund’s average annual total return since inception was 14.2%.

     Part of the explanation for RDF’s relative performance disadvantage came from its selection universe of micro-cap companies, which trailed larger small-cap stocks. The first half of 2007 also saw a growing performance disparity within the micro-cap sector, one that appeared to coincide with the move to higher quality that we also observed in the upper tier of the small-cap world. First half returns tended to be higher for larger, more established micro-cap companies. However, this explanation only goes so far because the Fund held several larger micro-cap companies, and enjoyed success with some. Still, underperformance from the micro-cap segment was a factor in performance.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Bluephoenix Solutions	$21,423

Hurco Companies	18,855

American Technical Ceramics	17,561

American Software Cl. A	17,529

Air Methods	16,983

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. Gross annual operating expenses do not. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce Discovery Fund.

38  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

     The Fund’s proprietary model was created to select a diversified portfolio of statistically inexpensive micro-cap companies that we regard as possessing high quality based on metrics that are built into its model. This means that we do not make subjective investigations into industries that may look undervalued to our other portfolio managers, a factor that helped returns of other Royce Funds in the first half. While utilizing traditional measures, such as returns on invested capital, low debt, P/E, price-to-book, etc., the model combines these with proprietary features. The result is a strict focus on bottom-up fundamentals and pricing inefficiencies. The model is not designed to identify specific catalysts for growth, other then the eventual recognition of the qualities for which it screens. The portfolio is diversified in an effort to reduce downside risk from individual holdings and to capture the small return efficiency of a large selection of stocks.
     The issue, then, is the market continuing to undervalue those qualities that the model rated highly. As disappointing as the first half was, we do not see it as cause to re-evaluate or fundamentally change the model. For good or ill, we would expect to be out of sync with both the small-cap market as a whole and the micro-cap segment as a group from time to time and especially over short-term periods.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     Moreover, it must be noted that explanations for the poor or positive performance of holdings, industries or sectors do not involve criteria used by the model. AMREP Corporation, together with its subsidiaries, is involved in several businesses, including real estate, fulfillment services and newsstand distribution businesses. An earnings disappointment and a difficult housing market appear to have kept investors away from the stock. The stock of Volt Information Sciences suffered a similar fate—its fiscal second-quarter earnings were positive, but lower than what Wall Street was anticipating. Poor sales and depressed earnings hurt the share price of women’s clothing store operator Cache during the second quarter when its price slipped. By contrast, Bluephoenix Solutions, a firm that assists businesses with technology modernization, likely benefited from record revenues in the first quarter. Computerized machine tool maker Hurco Companies seemed to derive similar success from strong sales and earnings.

AMREP Corporation	$39,720

Volt Information Sciences	25,955

Cache	21,546

21st Century Holding Company	19,864

American Oriental Bioengineering	18,442

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$277 million

Weighted Average P/E Ratio			14.7x

Weighted Average P/B Ratio			2.0x

Weighted Average Yield			0.5%

Fund Net Assets			$4 million

Turnover Rate			55%

Number of Holdings			131

Symbol
Service Class			RYDFX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RDF	Median	Breakpoint

Sharpe Ratio	0.64	0.78	0.93

Standard Deviation	11.56	12.72	11.66

Beta	1.23	1.40	1.28

*Three years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 363 small-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RDF	11.12%	11.56	0.96

Russell 2000	8.33	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  39

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*	1.49%

One-Year	15.89

Three-Year	17.43

Since Inception (12/31/03)	15.10

EXPENSE RATIO

Gross Annual Operating Expenses	3.70%

Net Annual Operating Expenses	1.49

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RFS

2006	24.8%

2005	12.2

2004	15.1

TOP 10 POSITIONS % of Net Assets

GAMCO Investors Cl. A	3.1%

AllianceBernstein Holding L.P.	2.9

Highbury Financial	1.5

Westwood Holdings Group	1.4

Peapack-Gladstone Financial	1.3

Bank of N.T. Butterfield & Son	1.3

Morningstar	1.3

Federated Investors Cl. B	1.2

JAFCO	1.2

Affiliated Managers Group	1.2

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Investment Management	19.9%

Banking	19.8

Securities Brokers	12.5

Insurance	8.0

Other Financial Intermediaries	5.9

Insurance Brokers	2.8

Real Estate Investment Trusts	2.7

Information and Processing	2.6

Commercial Services	2.0

Other Financial Services	2.0

Software	1.2

Closed-end Funds	1.0

Other Consumer Services	0.5

Miscellaneous	2.1

Cash and Cash Equivalents	17.0

Royce Financial Services Fund

Manager’s Discussion
The first half of 2007 provides a good example of why we place such a high premium on absolute performance for all of our portfolios. Royce Financial Services Fund gained 1.5% for the year-to-date period ended 6/30/07, behind its small-cap benchmark, the Russell 2000, which was up 6.5% for the same period, but ahead of the financial services sector of the Russell 2500 index, which lost 1.4% in the first half. Although equity prices were mostly on the rise during the first quarter, a period in which the Russell 2000 gained 2.0%, the Fund was flat, with a 0.0% return, and the financial companies in the Russell 2500 index were down 1.6%. Across most of the market, stock prices showed more life in the second quarter. The Fund of course managed a 1.5% gain, while the small-cap index was up 4.4% and the financial services sector of the Russell 2500 index eked out a 0.1% gain. We were disappointed with the Fund’s first-half showing on an absolute basis. On a relative basis, we were not happy to see RFS fall behind its benchmark, even in an environment that, as the first-half return of the financial companies in the Russell 2500 index made clear, was largely inhospitable to financial businesses.
     As was the case for the financial sector of the Russell 2500 index, RFS struggled in the short-term period from the most recent small-cap market peak on 2/22/07 through 6/30/07, down 0.7% versus a loss of 5.4% for the financial services sector of the Russell 2500 index (and a gain of 1.0% for the Russell 2000). Still, we were pleased with the Fund’s longer-term relative and absolute results during its first few years. RFS trailed the Russell 2000 for the one-year period ended 6/30/07, but was ahead of its benchmark for the three-year and since inception (12/31/03) periods ended 6/30/07. The Fund also outpaced the financial services sector of the Russell 2500 index for the one-year, three-year and since inception periods ended 6/30/07. RFS’s average annual total return since inception was 15.1%.

     Mounting anxiety about creditworthiness, spurred by the implosion of the subprime mortgage market earlier this year, conspired with the negatively sloped yield curve to spell trouble for many financial stocks in the first half. The near-unprecedented comfort levels about highly leveraged businesses that we saw in 2006 has shifted to a far more worried state
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

GAMCO Investors Cl. A	$48,820

Westwood Holdings Group	23,841

Deutsche Beteiligungs	18,313

Stifel Financial	17,994

Epoch Holding Corporation	17,337

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. Gross annual operating expenses do not. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 and December 31, 2016 to the extent necessary to limit total annual operating expenses to no more than 1.49% and 1.99%, respectively, for Royce Financial Services Fund.

40  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

that dramatic increases in residential mortgage foreclosures are doing little to abate. The growing unease led to falling share prices in several financial services businesses, with banks among those hardest hit. The selling has been indiscriminate so far, with little attention paid to whether or not a particular institution had conservative lending practices or was otherwise in sound financial condition. What remains to be seen is how much longer the sell-off will continue. The concern in some quarters that yields are too low is compounding the generally fatalistic attitude that at this writing appears to be governing investor behavior in many financial companies. The fact that so many other areas of the stock market continue to look robust has also not been much help for the stock prices of these companies.
     It should come as no surprise, then, that portfolio holdings in the banking industry—one of the Fund’s largest—suffered the most significant losses on a dollar basis. We typically seek banks with what we think are sensible and cautious lending habits and that we regard as well-managed businesses. Unfortunately, we departed a bit from that practice because we saw strong growth potential in W Holding Company. Both the bank and investors in its stock paid the price for its aggressive lending practices, which made it clear that we had at least temporarily misjudged the firm’s credit culture. We sold our shares in RFS’s portfolio in June. Elsewhere in the industry, we have been cautious buyers. We feel fairly sure that a bottom has not yet been reached. Stock prices generally fell more precipitously in the second quarter than they did in the first, and showed no signs of stabilizing at the end of June.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     Holdings in real estate investment trusts also showed net losses. Friedman, Billings, Ramsey Group suffered the consequences of too much mortgage exposure in its own portfolios and in its merchant banking operations. We increased our position in the first half. One major bright spot in the portfolio was the net gain turned in by holdings in the investment management industry, the Fund’s largest at the end of June. Five of the Fund’s top-ten performers on a dollar basis came from this industry, including GAMCO Investors, Westwood Holdings Group and Epoch Holding. The lone blemish came from BKF Capital, a holding company that seemed on the verge of making a hoped-for re-entry into the asset management business, but last minute legal wrangling held it up. We also added to this position in the first half.

Friedman, Billings, Ramsey Group Cl. A	$18,321

BKF Capital Group	18,299

W Holding Company	17,736

Capital Trust Cl. A	13,235

Americana Bancorp	9,611

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$850 million

Weighted Average P/E Ratio			18.6x

Weighted Average P/B Ratio			2.1x

Weighted Average Yield			1.7%

Fund Net Assets			$5 million

Turnover Rate			22%

Number of Holdings			106

Symbol
Service Class			RYFSX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RFS	Median	Breakpoint

Sharpe Ratio	1.69	0.83	1.14

Standard Deviation	7.42	8.53	8.06

Beta	0.79	0.93	0.72

*Three years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 42 financial services objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RFS	17.43%	7.42	2.35

Russell 2000	8.33	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  41

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*	6.82%

One-Year	19.36

Three-Year	15.56

Since Inception (5/3/04)	14.94

EXPENSE RATIO

Gross Annual Operating Expenses	2.72%

Net Annual Operating Expenses	1.49

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RDV

2006	19.9%

2005	7.3

TOP 10 POSITIONS % of Net Assets

B&G Foods	2.7%

AllianceBernstein Holding L.P.	2.4

Gallagher (Arthur J.) & Co.	1.6

Helmerich & Payne	1.6

Greif Cl. A	1.5

BOK Financial	1.5

Quadra Realty Trust	1.5

GAMCO Investors Cl. A	1.5

NN	1.4

SEI Investments	1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries	19.8%

Industrial Products	18.0

Financial Services	13.4

Natural Resources	12.1

Consumer Products	6.1

Consumer Services	5.0

Technology	4.9

Industrial Services	3.8

Utilities	2.1

Health	1.9

Miscellaneous	4.7

Preferred Stocks	1.0

Cash and Cash Equivalents	7.2

Royce Dividend Value Fund

Managers’ Discussion
With consistent performance in the first half of 2007, Royce Dividend Value Fund (RDV) enjoyed a solid six months on both an absolute and relative basis. Having always regarded dividends as an accurate gauge of company quality, we suspect that the Fund’s results owed more than a little something to the market’s move to an arguably more elevated class of smaller stocks. RDV gained 6.8% for the year-to-date period ended 6/30/07, just ahead of its small-cap benchmark, the Russell 2000, which was up 6.5% for the same period. The Fund’s relative performance edge was the result of its stronger first quarter. Between January and March, RDV was up 2.6%, narrowly outpacing the small-cap index, which gained 2.0% during the same period. When stock prices rose even higher in the second quarter, the Fund gained 4.1%, slightly trailing the 4.4% return for the Russell 2000. Although it represents a short-term period, we were also pleased with the Fund’s results from the interim small-cap peak on 2/22/07 through 6/30/07, a period in which RDV was up 2.5% versus a 1.0% gain for the Russell 2000. Of much greater significance to us were the Fund’s returns over longer-term time periods. Although RDV’s brief span in a primarily bullish period has not yet exposed the Fund to a long-term market cycle that includes both up and down periods, we continue to be pleased with the Fund’s results. RDV outperformed the Russell 2000 for the one-year, three-year and since inception (5/3/04) periods ended 6/30/07. The Fund’s average annual total return since inception was 14.9%.

     Four of the Fund’s 11 equity sectors posted net losses during the first half, though setbacks in three—Consumer Services, Consumer Products and Diversified Investment Companies—were modest on a dollar basis. Only holdings in the Financial Intermediaries sector showed significant dollar-based losses, though much of the red ink came from three companies. Friedman, Billings, Ramsey Group is a real estate investment trust that suffered the consequences of too much mortgage exposure in its own portfolios and in its merchant banking operations. We increased our position in the first half in the hope that the firm can right itself. Capital Trust endured similar woes in the same industry, and we planned to
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

GAMCO Investors Cl. A	$37,822

Palm	37,465

Chaparral Steel	36,682

Alliance Bernstein Holding L.P.	35,630

Magellan Midstream Holdings L.P.	33,566

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. Gross annual operating expenses do not. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 and December 31, 2015 to the extent necessary to limit total annual operating expenses to no more than 1.49% and 1.99%, respectively, for Royce Dividend Value Fund.

42  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

reduce our stake in July. We typically seek banks with what we think are sensible and cautious lending habits and that we regard as well-managed businesses. Unfortunately, we departed a bit from that practice because we saw strong growth potential in W Holding Company. Both the bank and investors in its stock paid the price for its aggressive lending practices, which made it clear that we had at least temporarily misjudged the firm’s credit culture. We held shares at the end of June, but were re-evaluating our position.
     Energy stocks and companies involved in all aspects of building and construction have been among the market’s leaders over the last few years. This held true for many of RDV’s holdings in the Natural Resources and Industrial Products sectors, which led the portfolio in dollar-based net gains during the first half. Within Natural Resources, both the oil and gas and energy services industries posted impressive net gains. Magellan Midstream Holdings, through interests in Magellan GP, transports, stores and distributes refined petroleum products. It enjoyed healthy earnings and as of the end of June had increased its quarterly payout in five consecutive quarters. Although we reduced our stake in April, we held a good-sized position at the end of June. We also held a sizeable stake in Alliance Holdings GP, which owns and controls the managing general partner of Alliance Resource Partners, which produces and markets coal. Its share price seemed to benefit from solid earnings during the first half. The firm increased its dividend as well. Chaparral Steel Company specializes in structural steel and steel bar products for North American markets. The worldwide boom in construction helped its earnings to improve, which seemed to create a magnetic attraction of investors to its stock.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     GAMCO Investors offers an array of asset management services to a variety of clients, including registered investment companies, high net worth individuals, corporate pension and profit-sharing plans, foundations and endowments. The firm also serves as a sub-advisor to third-party investment funds, acts as an underwriter, distributes mutual funds, and provides institutional research. We think that it’s a well-managed firm, and also like its steady, positive earnings and dividend payout. It was a top-ten holding at the end of June. During a terrific first-quarter, we sold our shares of Palm, makers of the popular hand-held Treo device. Its stock price climbed on its improved earnings and rumors of a takeover.

Friedman, Billings, Ramsey Group Cl. A	$35,698

Capital Trust Cl. A	27,906

W Holding Company	24,582

Brady Corporation Cl. A	15,270

Quadra Realty Trust	12,386

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$1,219 million

Weighted Average P/E Ratio			17.4x

Weighted Average P/B Ratio			2.6x

Weighted Average Yield			2.5%

Fund Net Assets			$8 million

Turnover Rate			54%

Number of Holdings			139

Symbol
Service Class			RYDVX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RDV	Median	Breakpoint

Sharpe Ratio	1.37	0.78	1.09

Standard Deviation	8.03	12.72	10.65

Beta	0.94	1.40	1.16

*Three years ended 6/30/07. Category Median and Best Decile Breakpoint based on 363 small-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RDV	15.56%	8.03	1.94

Russell 2000	8.33	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  43

CUMULATIVE ANNUAL TOTAL RETURNS Through 6/30/07

Since Inception (12/29/06)	15.80%

EXPENSE RATIO

Annual Operating Expenses	1.69%

TOP 10 POSITIONS % of Net Assets

Metal Management	3.1%

Knight Capital Group Cl. A	2.6

Lincoln Electric Holdings	2.4

Ensign Energy Services	2.2

Silver Standard Resources	2.0

Reliance Steel & Aluminum	2.0

Fronteer Development Group	1.8

Trican Well Service	1.8

Umbro	1.8

Alten	1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	23.8%

Natural Resources	20.3

Consumer Products	6.9

Financial Services	5.1

Financial Intermediaries	4.2

Industrial Services	3.1

Technology	2.4

Health	2.3

Consumer Services	2.0

Preferred Stock	0.2

Cash and Cash Equivalents	29.7

Royce International Value Fund

Manager’s Discussion
While it did not quite receive worldwide attention, we were very pleased with the first-half, inaugural return for one of our newest offerings, Royce International Value Fund (RIV). The Fund finished the year-to-date period ended 6/30/07 with a 15.8% gain, comfortably ahead of the 10.7% return of its international benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE). RIV’s early strength was consistent as well. During the first quarter, a period in which equity results were generally positive, the Fund was up an impressive 8.2% versus a 4.1% return for the MSCI EAFE. When stock prices heated up a bit in the U.S. between April and June, RIV lost none of its momentum, finishing the second quarter with a gain of 7.0%, narrowly ahead of the MSCI EAFE’s 6.4% result.
     The Fund’s success in the first half was a combination of old favorites—stocks that we have owned in other Royce-managed portfolios for several years—and newer selections from both the domestic and foreign markets. The U.S. small-cap market has seen a steadily diminishing number of compelling values over the last few years due to the terrific returns generated by the asset class, though there were enough purchase candidates to help the portfolio get off to a good start. Indeed, perhaps the most noteworthy accomplishment of the Fund’s early tenure was providing an impressive return while holding such a relatively large cash position.

     Precious metals and mining companies have generally been a successful area for us over the last couple of years. With gold and silver commodity prices stalled in the first half, the stock price of Canadian mining firm UraMin stayed on the rise, in part due to its focus on uranium mining in Africa. Although IPSCO is a steel producer and fabricator, it also does ample business with energy companies, giving it exposure to two industries that have been highly profitable in recent years. We were first drawn to the firm by its pristine balance sheet, strong history of earnings and high returns on capital. These qualities no doubt led the firm
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

UraMin	$63,461

IPSCO	48,952

Lincoln Electric Holdings	46,604

CapMan Cl. B	39,124

Duratex	36,563

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Annual operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees. Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.69% through December 31, 2010.

44  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

to become the target of several larger companies looking for an acquisition earlier in the year, with Swedish steelmaker SSAB winning the honor in May. We began to sell our position at an attractive premium during that same month.
     The U.S. is hardly the only nation in which private equity firms have been busy (and successful). CapMan is a Scandinavian private equity business that focuses on Nordic companies. Its expertise seemed to attract investors in a European market that has seen many companies in the same business successfully go public. GP Investments is a Brazilian private equity company that deals mostly with businesses in its own country, but has reach throughout Latin America. We held a good-sized position in each firm at the end of June. Duratex is a building supply company with a dominant presence in the commercial and residential markets in Brazil. New construction has been on the rise thanks to growing economic stability that is building up the middle class. Although its share price has risen, we still thought that the company represented good value at the end of June.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     The stock price of the Fund’s top holding at June 30, scrap metal business Metal Management, began to tumble after disappointing fiscal third quarter earnings were announced in February. Liking the company’s conservative balance sheet and long-term prospects, we built our stake. Gammon Gold also disappointed, though it was in the context of a difficult market for gold and silver commodity prices. The firm went through a change in management (that we liked) and had some issues with its Mexican mining operations. The stock price of Umbro suffered during the first half, but that only increased our affection for this Manchester, England based athletic footwear and athletic apparel maker with a significant toehold on the English football—soccer to us Yanks—market. A previous run-up in its stock price, as well as the previous CEO selling his entire stake made investors skittish. We liked its strong brand name, its ambitious expansion plans, and its status as a micro-cap company in an asset class that has undergone a great deal of consolidation.

Metal Management	$36,474

Gammon Gold	30,766

Umbro	24,433

PeopleSupport	18,674

Anima Sgrpa	16,736

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization	$1,194 million

Weighted Average P/E Ratio	16.5x

Weighted Average P/B Ratio	3.2x

Weighted Average Yield	0.8%

Fund Net Assets	$17 million

Turnover Rate	7%

Number of Holdings	59

Symbol
Service Class	RIVFX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

PORTFOLIO COUNTRY BREAKDOWN
% of Net Assets

United States	22.4%

Canada	18.0

Germany	4.5

France	4.1

Austria	2.5

Finland	2.4

Brazil	2.1

United Kingdom	1.8

Cayman Islands	1.6

Japan	1.5

Italy	1.3

British West Indies	1.1

Belgium	1.1

Mexico	1.1

Turkey	1.1

South Africa	1.0

Ireland	0.9

Belize	0.8

Norway	0.8

The Royce Funds 2007 Semiannual Report to Shareholders  |  45

CUMULATIVE ANNUAL TOTAL RETURNS Through 6/30/07

Since Inception (12/29/06)	10.30%

EXPENSE RATIO

Annual Operating Expenses	1.69%

TOP 10 POSITIONS % of Net Assets

Takkt	2.6%

CapMan Cl. B	2.5

Manitou BF	2.5

Van De Velde	2.4

Mayr-Melnhof Karton	2.4

Alten	2.2

Umbro	2.1

Pfeiffer Vacuum Technology	2.0

Munters	2.0

Ekornes	1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	20.2%

Consumer Products	18.1

Technology	12.6

Financial Services	7.2

Consumer Services	4.6

Industrial Services	2.8

Health	1.9

Cash and Cash Equivalents	32.6

Royce International Smaller-Companies Fund

Manager’s Discussion
Proving that not all the news which involves international matters is bad these days, Royce International Smaller Companies Fund (RIS) enjoyed a strong first half in its initial performance period. The Fund finished the year-to-date period ended 6/30/07 with a 10.3% gain, just behind the 10.7% return turned in by its international benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE). RIS’s opening results were attractively consistent on an absolute basis, though it must also be admitted that many stock markets in developed nations were pleasantly positive in the first six months of 2007. The year’s first quarter of 2007 was characterized by mostly positive, low single-digit returns, and in this climate the Fund’s results were competitive. RIS gained 5.2% versus a 4.1% return for its benchmark. Equity prices generally moved higher during the second quarter. While the Fund’s performance cooled a bit in this period compared to its strong start, it still posted an impressive absolute return. During the second quarter, RIS was up 4.9%, trailing the MSCI EAFE, which was up 6.4% for the same period.

     The Fund’s success during its opening performance period was a combination of selecting international companies in industries that we believe we know well and a focus on the more developed markets in Western Europe. One of the consequences of a nearly five-year bull market in domestic small-cap stocks has been a steady decline in the number of what we deem to be attractively valued smaller companies. However, we have seen a far larger number of potential candidates in the international markets, which is, of course, part of the rationale behind our two new international offerings. Still, our habit has been to build our portfolios slowly over time, allowing
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

CapMan Cl. B	$16,009

ElringKlinger	14,107

Greenlight Capital Re	13,459

Manitou BF	13,438

Deutsche Beteiligungs	13,337

*Includes dividends
our research and analysis process to unfold in its own time. This explains the Fund’s large relatively heavy exposure to cash and cash equivalents at the end of June. We fully expect that this will change as we move forward.
     All but one of the Fund’s sectors posted net gains during the first half, and net losses on a dollar basis in Consumer Services were modest and mostly owing to RIS’s leading money

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Annual operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees. Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.69% through December 31, 2010.

46  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

loser, English photographic and digital media retailer Jessops. The firm suffered through poor sales that extended through the holidays and into 2007. We initiated a position in February, but the bottom had not yet been reached as the its stock price continued to fall when in March Jessops forecast first-half losses. Takeover rumors sparked a bit of a rebound later in the first half, though it was not enough to make our early experience profitable Outside of Consumer Services, there were other, less notable dollar-based losses. Games Workshop Group, which makes board games and miniature soldiers, is another U.K.-based company that endured slowing business. In May, the firm announced cost-cutting moves that included closing 35 retail outlets. Abbey is an Irish residential builder and commercial property developer that bore the brunt of fears of contagion from other slumping housing markets. Liking the company’s balance sheet and its status as a leader in its industry, we

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
were continuing to build our position through the end of June.
     Otherwise, most holdings involved in industry did very well. Industrial Products led all sectors in dollar-based net gains and was home to two of the Fund’s top performers on a dollar basis. ElringKlinger is a German automotive equipment maker whose share price revved up thanks in part to recent earnings strength. A similar development seemed to help the stock price of French truck and industrial vehicle manufacturer, Manitou. Both businesses come from industries in which we have long years of experience domestically.

Jessops	$8,306

Abbey	3,063

Anima Sgrpa	3,024

Games Workshop Group	2,828

Candover Investments	1,891

*Includes dividends
     Two European private equity firms paralleled the success of that industry in the U.S. Top-ten holding CapMan is a Scandinavian business that focuses on Nordic companies. Its expertise seemed to attract investors in a European market that has seen many companies in the same business successfully go public. Deutsche Beteiligungs is a German firm whose activities drew a similar level of attention in its stock market. We held a good-sized position at the end of June.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization	$785 million

Weighted Average P/E Ratio	19.1x

Weighted Average P/B Ratio	3.6x

Weighted Average Yield	1.8%

Fund Net Assets	$5 million

Turnover Rate	16%

Number of Holdings	60

Symbol
Service Class	RISCX

The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

PORTFOLIO COUNTRY BREAKDOWN
% of Net Assets

Germany	15.1%

France	12.7

United Kingdom	12.2

Italy	6.4

Finland	5.5

Austria	4.1

Belgium	3.8

Sweden	2.4

Norway	2.2

Turkey	1.0

Ireland	0.6

Denmark	0.5

Netherlands	0.5

Switzerland	0.4

The Royce Funds 2007 Semiannual Report to Shareholders  |  47

Schedules of Investments

Pennsylvania Mutual Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 93.9%			International Speedway Cl. A	167,100	$8,807,841
			Multimedia Games [a,c]	908,900	11,597,564
Consumer Products – 7.0%			Steiner Leisure [a]	40,700	1,999,184
Apparel and Shoes - 1.8%
Kenneth Cole Productions Cl. A	378,150	$9,340,305			25,255,276
Columbia Sportswear	195,100	13,399,468
K-Swiss Cl. A	994,100	28,162,853	Media and Broadcasting - 0.4%
Liz Claiborne	13,200	492,360	Westwood One	2,576,900	18,527,911
Shoe Pavilion [a]	120,000	354,000
Stride Rite	685,800	13,894,308	Restaurants and Lodgings - 1.1%
Timberland Company Cl. A [a]	69,300	1,745,667	Applebee’s International	121,400	2,925,740
True Religion Apparel [a]	60,800	1,236,064	Bob Evans Farms	73,294	2,700,884
Warnaco Group (The) [a,c]	15,500	609,770	CBRL Group	190,551	8,094,606
Weyco Group [b]	590,500	15,902,165	CEC Entertainment [a]	719,100	25,312,320
Wolverine World Wide	48,500	1,343,935	†Cosi [a,c]	208,600	951,216
			IHOP Corporation	45,400	2,471,122
		86,480,895	Ruby Tuesday	374,900	9,871,117

Collectibles - 0.1%					52,327,005
Russ Berrie & Company [a]	367,700	6,850,251
			Retail Stores - 4.4%
Food/Beverage/Tobacco - 0.2%			America’s Car-Mart [a]	465,100	6,320,709
International Flavors & Fragrances	100,000	5,214,000	AnnTaylor Stores [a]	206,400	7,310,688
J.M. Smucker Company (The)	34,100	2,170,806	BJ’s Wholesale Club [a]	231,300	8,333,739
			Buckle (The)	893,450	35,201,930
		7,384,806	CarMax [a,c]	350,000	8,925,000
			Cato Corporation Cl. A	1,348,750	29,591,575
Home Furnishing and Appliances - 1.7%			Charming Shoppes [a,c]	1,069,200	11,579,436
American Woodmark	386,378	13,368,679	Deb Shops	464,441	12,841,794
Ethan Allen Interiors	1,042,600	35,709,050	Dollar Tree Stores [a]	78,200	3,405,610
Furniture Brands International	512,600	7,278,920	Dress Barn (The) [a]	505,422	10,371,259
National Presto Industries	7,400	461,316	Finish Line (The) Cl. A	850,900	7,751,699
Natuzzi ADR [a]	1,057,700	8,408,715	Longs Drug Stores	39,700	2,085,044
Stanley Furniture [b]	786,024	16,144,933	The Men’s Wearhouse	185,800	9,488,806
			Pep Boys-Manny, Moe & Jack	220,900	4,453,344
		81,371,613	Pier 1 Imports [a,c]	1,151,200	9,773,688
			Ross Stores	14,500	446,600
Publishing - 0.4%			Talbots	223,450	5,592,954
Journal Communications Cl. A	58,700	763,687	Tiffany & Co.	500,000	26,530,000
Scholastic Corporation [a,c]	586,400	21,075,216	Tuesday Morning	611,600	7,559,376
			Weis Markets	90,700	3,674,257
		21,838,903
					211,237,508
Sports and Recreation - 1.7%
Arctic Cat	49,500	980,100	Other Consumer Services - 1.4%
Callaway Golf	352,400	6,276,244	Capella Education [a,c]	800	36,824
Monaco Coach	751,800	10,788,330	Collectors Universe	54,187	828,519
Polaris Industries	163,300	8,844,328	Corinthian Colleges [a,c]	521,200	8,490,348
Thor Industries	745,000	33,629,300	ITT Educational Services [a]	36,100	4,237,418
Winnebago Industries	705,600	20,829,312	Jackson Hewitt Tax Service	36,800	1,034,448
			Lincoln Educational Services [a]	83,491	1,240,676
		81,347,614	MoneyGram International	532,400	14,880,580
			†Premier Exhibitions [a,c]	43,000	677,680
Other Consumer Products - 1.1%			Sotheby’s	282,900	13,019,058
Burnham Holdings Cl. A	117,964	1,916,915	Strayer Education	3,400	447,814
Fossil [a]	383,200	11,300,568	Universal Technical Institute [a]	942,800	23,937,692
Matthews International Cl. A	38,048	1,659,273
NexCen Brands [a,c]	177,500	1,977,350			68,831,057
RC2 Corporation [a]	670,700	26,834,707
Sonic Solutions [a]	808,800	10,198,968	Total (Cost $345,395,080)		396,445,707

		53,887,781	Financial Intermediaries – 6.9%
			Banking - 0.8%
Total (Cost $259,627,406)		339,161,863	BOK Financial	439,600	23,483,432
			Boston Private Financial Holdings	642,300	17,258,601
Consumer Services – 8.2%
Direct Marketing - 0.4%					40,742,033
Nu Skin Enterprises Cl. A	1,228,300	20,266,950

Leisure and Entertainment - 0.5%
Carmike Cinemas [c]	76,100	1,671,156
Dover Downs Gaming & Entertainment	78,583	1,179,531

48 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			AllianceBernstein Holding L.P.	865,400	$75,367,686
Insurance - 3.1%			Federated Investors Cl. B	606,200	23,235,646
Alleghany Corporation [a]	78,275	$31,818,788	GAMCO Investors Cl. A	142,100	7,964,705
AmCOMP [a]	285,000	2,778,750	Waddel & Reed Financial Cl. A	758,500	19,728,585
Amerisafe [a]	49,300	967,759	Westwood Holdings Group	98,400	3,361,344
Argonaut Group	181,000	5,649,010
Aspen Insurance Holdings	210,000	5,894,700			184,993,883
Assured Guaranty	580,100	17,147,756
Baldwin & Lyons Cl. B	306,000	7,949,880	Other Financial Services - 0.1%
CNA Surety [a]	100,000	1,891,000	Chardan North China Acquisition [a,c]	175,700	1,296,666
Commerce Group	25,700	892,304
Erie Indemnity Cl. A	261,000	14,104,440	Total (Cost $218,108,343)		289,041,579
Horace Mann Educators	111,300	2,364,012
ProAssurance Corporation [a]	373,454	20,790,184	Health – 6.4%
RLI	102,831	5,753,394	Commercial Services - 0.1%
RenaissanceRe Holdings	27,500	1,704,725	First Consulting Group [a]	46,800	444,600
Security Capital Assurance	254,600	7,859,502	Owens & Minor	100,000	3,494,000
Stewart Information Services	116,600	4,644,178	PAREXEL International [a]	26,500	1,114,590
Transatlantic Holdings	22,800	1,621,764
Wesco Financial	16,965	6,531,525			5,053,190
Zenith National Insurance	209,350	9,858,292
			Drugs and Biotech - 1.6%
		150,221,963	Alpharma Cl. A [a]	178,200	4,634,982
			Applera Corporation- Celera Group [a]	446,300	5,534,120
Real Estate Investment Trusts - 0.2%			Aspreva Pharmaceuticals [a,c]	30,000	519,000
Capital Trust Cl. A	219,400	7,490,316	Caraco Pharmaceutical Laboratories [a]	72,480	1,100,246
			Endo Pharmaceuticals Holdings [a,c]	455,230	15,582,523
Securities Brokers - 1.8%			Hi-Tech Pharmacal [a,b]	700,153	8,359,827
†FCStone Group [a,c]	85,000	4,871,350	Lexicon Pharmaceuticals [a]	1,497,400	4,806,654
Greenhill & Co. [c]	70,000	4,809,700	Luminex Corporation [a]	50,300	619,193
†International Assets Holding [a,c]	56,000	1,302,000	Myriad Genetics [a,c]	175,000	6,508,250
Investment Technology Group [a]	250,000	10,832,500	Origin Agritech [a]	375,900	3,101,175
Jefferies Group	437,200	11,795,656	Perrigo Company	1,145,809	22,434,940
Knight Capital Group Cl. A [a]	2,237,600	37,144,160	Sciele Pharma [a,c]	31,200	735,072
Lazard Cl. A	104,000	4,683,120	Strategic Diagnostics [a]	301,300	1,361,876
Piper Jaffray [a]	192,600	10,733,598	ViroPharma [a]	122,400	1,689,120
†Stifel Financial [a,c]	50,000	2,944,500	Zila [a]	1,633,500	2,270,565

		89,116,584			79,257,543

Other Financial Intermediaries - 1.0%			Health Services - 1.4%
KKR Financial	721,300	17,967,583	Accelrys [a]	40,000	251,600
MarketAxess Holdings [a,c]	256,100	4,607,239	Cross Country Healthcare [a]	481,300	8,028,084
TSX Group	654,100	25,605,229	Healthcare Services Group	289,900	8,552,050
			HealthSouth Corporation [a,c]	515,000	9,326,650
		48,180,051	Hooper Holmes [a]	2,392,970	8,016,450
			Lincare Holdings [a]	360,000	14,346,000
Total (Cost $254,246,686)		335,750,947	Mediware Information Systems [a]	40,100	288,720
			On Assignment [a]	85,000	911,200
Financial Services – 6.0%			Res-Care [a]	109,390	2,312,505
Information and Processing - 1.2%			U.S. Physical Therapy [a,b]	958,575	12,912,005
eFunds Corporation [a]	167,000	5,893,430
Interactive Data	258,800	6,930,664			64,945,264
Morningstar [a]	327,200	15,386,580
SEI Investments	965,800	28,046,832	Medical Products and Devices - 2.1%
			Arrow International	480,801	18,405,062
		56,257,506	†CAS Medical Systems [a,c]	140,700	994,749
			Golden Meditech Company [a]	660,900	380,352
Insurance Brokers - 0.9%			Hillenbrand Industries	26,700	1,735,500
†Enstar Group [a,c]	28,765	3,472,223	†ICU Medical [a,c]	31,000	1,331,140
Gallagher (Arthur J.) & Co.	668,900	18,648,932	IDEXX Laboratories [a]	221,100	20,922,693
Health Benefits Direct [a]	351,100	825,085	Invacare Corporation	386,400	7,082,712
Hilb Rogal & Hobbs	549,400	23,547,284	Mentor Corporation	23,100	939,708
			Possis Medical [a]	30,000	326,400
		46,493,524	STERIS Corporation	442,600	13,543,560
			Syneron Medical [a]	69,200	1,726,540
Investment Management - 3.8%			Thoratec Corporation [a]	372,600	6,852,114
AGF Management Cl. B	820,100	27,961,541
Affiliated Managers Group [a]	212,600	27,374,376

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 49

Schedules of Investments

Pennsylvania Mutual Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Nordson Corporation	270,500	$13,568,280
Medical Products and Devices (continued)			Regal-Beloit	55,800	2,596,932
†Ventana Medical Systems [a,c]	50,000	$3,863,500	Rofin-Sinar Technologies [a]	606,504	41,848,776
Vital Signs	306,595	17,031,352	Tennant Company	309,300	11,289,450
Young Innovations	222,550	6,494,009	Woodward Governor	844,016	45,298,339

		101,629,391			294,291,626

Personal Care - 1.2%			Metal Fabrication and Distribution - 3.7%
Inter Parfums	863,200	22,978,384	Chaparral Steel	463,886	33,339,487
Nutraceutical International [a,b]	838,810	13,899,082	Commercial Metals	30,700	1,036,739
Regis Corporation	481,600	18,421,200	Gibraltar Industries	421,212	9,329,846
USANA Health Sciences [a,c]	24,800	1,109,552	Haynes International [a]	58,423	4,932,654
			Insteel Industries	84,780	1,526,040
		56,408,218	IPSCO	92,150	14,640,792
			Kaydon Corporation	223,800	11,664,456
Total (Cost $244,747,549)		307,293,606	Metal Management	538,200	23,718,474
			Quanex Corporation	258,000	12,564,600
Industrial Products – 17.0%			Reliance Steel & Aluminum	121,300	6,824,338
Automotive - 0.7%			Schnitzer Steel Industries Cl. A	513,900	24,636,366
Dorman Products [a]	518,260	7,162,353	Steel Dynamics	514,500	21,562,695
Gentex Corporation	527,600	10,388,444	Universal Stainless & Alloy Products [a,c]	289,212	10,188,939
Noble International	100,700	2,058,308
Strattec Security [a]	150,000	7,050,000			175,965,426
Superior Industries International	50,000	1,088,000
Wescast Industries Cl. A	373,700	5,612,955	Paper and Packaging - 0.2%
			AptarGroup	22,200	789,432
		33,360,060	Greif Cl. A	131,700	7,850,637

Building Systems and Components - 1.6%					8,640,069
AAON	125,850	4,008,322
Drew Industries [a]	596,400	19,764,696	Specialty Chemicals and Materials - 0.9%
Preformed Line Products	189,786	9,111,626	Aceto Corporation	41,300	382,851
Simpson Manufacturing	1,183,700	39,938,038	Balchem Corporation	54,425	988,902
Teleflex	58,300	4,767,774	Cabot Corporation	289,300	13,793,824
			Sensient Technologies	50,000	1,269,500
		77,590,456	Westlake Chemical	855,100	24,045,412

Construction Materials - 0.7%					40,480,489
Ash Grove Cement	50,018	12,004,320
Carlisle Companies	33,000	1,534,830	Other Industrial Products - 1.9%
Eagle Materials	404,700	19,850,535	Brady Corporation Cl. A	1,096,900	40,738,866
NCI Building Systems [a,c]	164,700	8,124,651	Diebold	375,500	19,601,100
†Trex Company [a,c]	250,000	4,907,500	Electro Rent	192,000	2,791,680
			HNI Corporation	253,700	10,401,700
		46,421,836	Mettler-Toledo International [a]	171,300	16,360,863
			Herman Miller	15,000	474,000
Industrial Components - 1.2%			Smith (A.O.) Corporation	15,600	622,284
AMETEK	5,100	202,368
Bel Fuse Cl. B	166,901	5,679,641			90,990,493
CLARCOR	532,800	19,942,704
PerkinElmer	645,400	16,819,124	Total (Cost $590,768,215)		824,008,115
Powell Industries [a]	317,000	10,067,920
Watts Water Technologies Cl. A	94,900	3,555,903	Industrial Services – 9.1%
			Advertising and Publishing - 0.1%
		56,267,660	Journal Register	194,600	871,808
			ValueClick [a,c]	100,000	2,946,000
Machinery - 6.1%
Applied Industrial Technologies	620,000	18,290,000			3,817,808
Cascade Corporation	2,100	164,724
Coherent [a,c]	423,500	12,920,985	Commercial Services - 5.9%
Eagle Test Systems [a]	870,231	13,975,910	†Access Integrated Technologies Cl. A [a,c]	118,000	954,620
Franklin Electric	431,354	20,351,282	Administaff	432,000	14,467,680
Graco	640,250	25,789,270	Barrett Business Services [b]	613,801	15,854,480
Hurco Companies [a]	16,700	834,666	CBIZ [a]	6,875	50,531
IDEX Corporation	172,500	6,648,150	CRA International [a]	88,713	4,275,967
Kennametal	52,900	4,339,387	Copart [a]	851,500	26,047,385
Lincoln Electric Holdings	621,586	46,146,545	eResearch Technology [a]	816,050	7,760,636
Mueller Water Products Cl. A	131,200	2,238,272	FTI Consulting [a,c]	157,000	5,970,710
National Instruments	859,400	27,990,658	Global Sources [a,c]	30,915	701,770

50 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Input/Output [a,c]	666,700	$10,407,187
Commercial Services (continued)			Lufkin Industries	42,826	2,764,418
Grupo Aeroportuario del Pacifico ADR	160,000	$7,891,200	Oil States International [a]	982,400	40,612,416
Heidrick & Struggles International [a]	500,600	25,650,744	Pason Systems	1,989,700	31,155,312
Hewitt Associates Cl. A [a]	837,100	26,787,200	Patterson-UTI Energy	401,900	10,533,799
†Kforce [a,c]	598,100	9,557,638	Precision Drilling Trust	256,200	6,264,090
Korn/Ferry International [a]	996,400	26,165,464	RPC	1,107,237	18,867,318
Labor Ready [a]	829,100	19,160,501	Tidewater	7,600	538,688
LECG Corporation [a,b]	1,455,500	21,992,605	Trican Well Service	1,473,700	30,006,620
MPS Group [a]	944,100	12,622,617	Willbros Group [a]	181,700	5,392,856
†Metalico [a,c]	183,100	1,455,645
Navigant Consulting [a,c]	820,600	15,230,336			237,507,146
Portfolio Recovery Associates [c]	64,600	3,877,292
RCM Technologies [a]	179,500	1,398,305	Oil and Gas - 4.0%
SM&A [a,b]	1,197,766	8,396,340	Bill Barrett [a,c]	110,200	4,058,666
ServiceMaster Company (The)	253,400	3,917,564	CE Franklin [a]	89,740	1,045,471
Viad Corporation	55,000	2,319,350	Cimarex Energy	914,514	36,040,997
Watson Wyatt Worldwide Cl. A	409,500	20,671,560	Crosstex Energy	512,000	14,709,760
Wright Express [a]	20,000	685,400	Edge Petroleum [a]	276,900	3,879,369
			Mariner Energy [a]	912,100	22,118,425
		283,863,540	PetroCorp [a,d]	210,800	0
			St. Mary Land & Exploration	704,000	25,780,480
Engineering and Construction - 0.3%			SEACOR Holdings [a]	231,100	21,575,496
Exponent [a]	330,700	7,397,759	Superior Well Services [a,c]	703,580	17,877,968
Hanfeng Evergreen [a]	107,500	1,210,983	Unit Corporation [a]	737,100	46,370,961
†Integrated Electrical Services [a,c]	196,556	6,480,451
†KBR [a]	100,000	2,623,000			193,457,593

		17,712,193	Precious Metals and Mining - 3.6%
			Agnico-Eagle Mines	761,100	27,780,150
Food and Tobacco Processors - 0.2%			Apex Silver Mines [a]	209,500	4,227,710
Sanderson Farms	7,300	328,646	Eldorado Gold [a]	1,989,400	11,598,202
Sunopta [a]	157,910	1,760,697	Golden Star Resources [a]	1,675,300	6,215,363
Zapata Corporation [a,b]	1,009,600	6,814,800	Hecla Mining [a]	2,641,800	22,560,972
			International Coal Group [a,c]	1,876,840	11,223,503
		8,904,143	Ivanhoe Mines [a]	1,829,700	26,054,928
			Kingsgate Consolidated	109,447	514,980
Industrial Distribution - 1.2%			Meridian Gold [a]	811,600	22,383,928
MSC Industrial Direct Cl. A	113,800	6,259,000	Minefinders Corporation [a,c]	587,700	6,752,673
Mine Safety Appliances	445,000	19,473,200	Northgate Minerals [a]	481,000	1,394,900
Ritchie Bros. Auctioneers	527,400	33,025,788	Pan American Silver [a]	355,600	9,362,948
			Silver Standard Resources [a]	734,000	25,227,580
		58,757,988
					175,297,837
Printing - 0.1%
Courier Corporation	8,700	348,000	Real Estate - 0.5%
			The St. Joe Company	517,800	23,994,852
Transportation and Logistics - 1.2%
ABX Air [a]	158,500	1,277,510	Other Natural Resources - 0.1%
Arkansas Best	509,100	19,839,627	AMCOL International	24,000	655,440
Heartland Express	448,400	7,308,920
Landstar System	192,700	9,297,775	Total (Cost $391,621,399)		630,912,868
Nordic American Tanker Shipping	110,300	4,504,652
Patriot Transportation Holding [a]	80,800	7,005,360	Technology – 15.4%
Universal Truckload Services [a]	528,580	10,502,885	Aerospace and Defense - 0.7%
			†Ceradyne [a,c]	26,100	1,930,356
		59,736,729	Curtiss-Wright	387,100	18,042,731
			FLIR Systems [a,c]	110,100	5,092,125
Other Industrial Services - 0.1%			HEICO Corporation	29,100	1,224,528
Landauer	135,000	6,648,750	Innovative Solutions and Support [a]	114,400	2,656,368
			Integral Systems	230,581	5,605,424
Total (Cost $371,042,236)		439,789,151	TVI Corporation [a]	549,320	318,606
			Teledyne Technologies [a]	20,000	919,000
Natural Resources – 13.1%
Energy Services - 4.9%					35,789,138
Calfrac Well Services	145,900	2,870,748
Carbo Ceramics	544,300	23,845,783	Components and Systems - 3.4%
Ensign Energy Services	2,338,600	41,711,709	Acacia Research-Acacia Technologies [a,c]	300,440	4,855,110
†Green Plains Renewable Energy [a,c]	43,000	755,510
Helmerich & Payne	332,600	11,780,692

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 51

Schedules of Investments

Pennsylvania Mutual Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Entegris [a,c]	1,418,100	$16,847,028
Components and Systems (continued)			Exar Corporation [a]	804,441	10,779,509
Analogic Corporation	92,500	$6,799,675	Fairchild Semiconductor International [a]	1,008,000	19,474,560
DDi Corporation [a]	132,000	1,054,680	GSI Group [a]	214,200	2,097,018
Digi International [a]	913,793	13,469,309	International Rectifier [a,c]	291,000	10,842,660
Dionex Corporation [a]	296,426	21,043,282	IXYS Corporation [a]	728,315	6,081,430
Electronics for Imaging [a,c]	43,800	1,236,036	Nextest Systems [a]	575,800	7,871,186
Energy Conversion Devices [a]	25,000	770,500	OmniVision Technologies [a,c]	301,700	5,463,787
Excel Technology [a]	203,700	5,691,378	Rudolph Technologies [a,c]	27,400	455,114
Hutchinson Technology [a]	50,000	940,500	Sanmina-SCI Corporation [a]	1,938,600	6,067,818
Komag [a,c]	64,300	2,050,527	Semitool [a]	1,506,267	14,475,226
Logitech International [a,c]	162,800	4,296,292	Supertex [a]	54,500	1,708,030
Nam Tai Electronics	687,540	8,195,477	Teradyne [a]	23,700	416,646
Newport Corporation [a]	496,600	7,687,368	Tessera Technologies [a]	1,100	44,605
Palm [a,c]	180,900	2,896,209	Varian [a]	150,800	8,268,364
Plexus Corporation [a]	991,000	22,783,090
Richardson Electronics	745,662	6,897,374			213,987,368
Rimage Corporation [a]	414,803	13,103,627
TTM Technologies [a]	300,000	3,900,000	Software - 1.6%
Technitrol	550,000	15,768,500	ANSYS [a]	190,600	5,050,900
Tektronix	514,100	17,345,734	Epicor Software [a]	106,800	1,588,116
Zebra Technologies Cl. A [a]	22,300	863,902	Fair Isaac	121,300	4,866,556
			Fundtech [a]	26,500	383,985
		161,648,570	iPass [a,c]	2,383,802	12,920,207
			MSC.Software [a]	246,800	3,341,672
Distribution - 1.1%			Macrovision Corporation [a]	137,600	4,136,256
Anixter International [a]	47,000	3,534,870	Manhattan Associates [a]	100,000	2,791,000
Benchmark Electronics [a]	840,650	19,015,503	ManTech International Cl. A [a]	513,455	15,829,818
Insight Enterprises [a,c]	510,600	11,524,242	†MICROS Systems [a,c]	16,100	875,840
Nu Horizons Electronics [a]	522,844	6,959,054	PAR Technology [a,c]	202,100	1,719,871
Solectron Corporation [a]	2,967,900	10,921,872	Pervasive Software [a,b]	1,766,600	8,126,360
			Transaction Systems Architects Cl. A [a]	485,290	16,334,861
		51,955,541	Trintech Group ADR [a]	211,510	962,371

Internet Software and Services - 0.1%					78,927,813
CNET Networks [a,c]	604,200	4,948,398
Optimal Group Cl. A [a]	61,300	462,815	Telecommunications - 1.6%
			ADTRAN	789,200	20,495,524
		5,411,213	Catapult Communications [a]	273,000	2,708,160
			Comtech Telecommunications [a,c]	82,500	3,829,650
IT Services - 2.5%			†Endwave Corporation [a,c]	108,521	1,240,395
BearingPoint [a,c]	2,047,100	14,964,301	Foundry Networks [a]	935,100	15,578,766
Black Box	264,900	10,961,562	Golden Telecom [a]	60,000	3,300,600
Forrester Research [a,c]	269,100	7,569,783	IDT Corporation Cl. B	150,000	1,548,000
Gartner [a]	743,200	18,275,288	InPhonic [a,c]	327,200	1,524,752
Jack Henry & Associates	50,900	1,310,675	KVH Industries [a]	231,000	2,025,870
MAXIMUS	108,300	4,698,054	Level 3 Communications [a,c]	300,000	1,755,000
Perot Systems Cl. A [a]	2,206,300	37,595,352	NETGEAR [a]	343,400	12,448,250
RADVision [a]	30,100	633,003	North Pittsburgh Systems	14,520	308,550
SRA International Cl. A [a]	415,000	10,482,900	Premiere Global Services [a]	516,500	6,724,830
Sapient Corporation [a]	1,335,500	10,323,415	Radyne [a]	125,000	1,333,750
Syntel	158,048	4,803,079	†UCN [a,c]	205,000	881,500
			ViaSat [a]	21,700	696,570
		121,617,412
					76,400,167
Semiconductors and Equipment - 4.4%
†Actions Semiconductor ADR [a,c]	400,300	2,461,845	Total (Cost $602,410,597)		745,737,222
Cabot Microelectronics [a]	252,500	8,961,225
Cascade Microtech [a]	50,400	604,296	Miscellaneous [e] – 4.8%
Catalyst Semiconductor [a]	319,800	1,522,248	Total (Cost $222,259,756)		232,844,694
Cirrus Logic [a]	1,283,000	10,648,900
Cognex Corporation	896,835	20,187,756	TOTAL COMMON STOCKS
Cymer [a]	50,000	2,010,000	(Cost $3,500,227,267)		4,540,985,752
DSP Group [a]	49,500	1,013,265
DTS [a,c]	5,649	122,979
Diodes [a,c]	551,200	23,023,624
Dolby Laboratories Cl. A [a]	918,900	32,538,249

52 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce Micro-Cap Fund

	VALUE		SHARES	VALUE
REPURCHASE AGREEMENTS – 6.3%		COMMON STOCKS – 85.4%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,		Consumer Products – 3.5%
maturity value $108,515,099 (collateralized		Apparel and Shoes - 2.1%
by obligations of various U.S. Government		Jos. A. Bank Clothiers [a,c]	152,900	$6,340,763
Agencies, valued at $111,185,594)		LaCrosse Footwear [b]	311,492	5,628,660
(Cost $108,469,000)	$108,469,000	True Religion Apparel [a,c]	444,400	9,034,652

Lehman Brothers (Tri-Party),				21,004,075
5.05% dated 6/29/07, due 7/2/07,
maturity value $195,082,063 (collateralized		Food/Beverage/Tobacco - 0.6%
by obligations of various U.S. Government		Jones Soda [a,c]	127,800	1,791,756
Agencies, valued at $198,986,984)		Monterey Gourmet Foods [a,c]	455,230	1,943,832
(Cost $195,000,000)	195,000,000	Reliv International	238,700	2,506,350

TOTAL REPURCHASE AGREEMENTS				6,241,938
(Cost $303,469,000)	303,469,000
		Sports and Recreation - 0.3%
COLLATERAL RECEIVED FOR SECURITIES		Arctic Cat	129,200	2,558,160
LOANED – 2.0%
Money Market Funds		Other Consumer Products - 0.5%
AIM Liquid Assets Institutional Fund		RC2 Corporation [a]	133,700	5,349,337
(7 day yield-5.19%)	95,105,844
Janus Institutional Money Market Fund		Total (Cost $24,739,168)		35,153,510
(7 day yield-5.18%)	2,572,885
		Consumer Services – 5.6%
TOTAL COLLATERAL RECEIVED FOR		Leisure and Entertainment - 1.3%
SECURITIES LOANED		Dover Downs Gaming & Entertainment	222,000	3,332,220
(Cost $97,678,729)	97,678,729	FortuNet [a,c]	225,700	2,277,313
		New Frontier Media	838,200	7,309,104
TOTAL INVESTMENTS – 102.2%
(Cost $3,901,374,996)	4,942,133,481			12,918,637

LIABILITIES LESS CASH		Retail Stores - 3.0%
AND OTHER ASSETS – (2.2)%	(105,937,877)	A.C. Moore Arts & Crafts [a]	327,100	6,414,431
		Buckle (The)	178,850	7,046,690
NET ASSETS – 100.0%	$4,836,195,604	†Build-A-Bear Workshop [a,c]	125,000	3,267,500
		Cache [a,c]	462,350	6,135,385
		Cato Corporation Cl. A	243,050	5,332,517
		Duckwall-ALCO Stores [a,c]	56,950	2,124,235

				30,320,758

		Other Consumer Services - 1.3%
		Collectors Universe	368,505	5,634,441
		Lincoln Educational Services [a,c]	330,896	4,917,115
		Renaissance Learning	200,800	2,640,520

				13,192,076

		Total (Cost $42,023,870)		56,431,471

		Financial Intermediaries – 5.0%
		Banking - 1.4%
		Bancorp (The) [a,c]	173,567	3,880,958
		Canadian Western Bank	372,000	9,861,798

				13,742,756

		Insurance - 2.6%
		AmCOMP [a,c]	334,500	3,261,375
		American Safety Insurance Holdings [a,c]	246,000	5,862,180
		Argonaut Group	236,900	7,393,649
		Navigators Group [a]	122,100	6,581,190
		United Fire & Casualty	100,000	3,538,000

				26,636,394

		Securities Brokers - 1.0%
		Cowen Group [a]	299,000	5,355,090
		Sanders Morris Harris Group	390,300	4,543,092

				9,898,182

		Total (Cost $27,882,378)		50,277,332

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Financial Services – 0.8%			Construction Materials - 0.3%
Investment Management - 0.8%			Synalloy Corporation	70,700	$2,467,430
ADDENDA Capital	194,900	$4,144,084
Westwood Holdings Group	99,700	3,405,752	Industrial Components - 0.4%
			Powell Industries [a]	112,100	3,560,296
Total (Cost $5,941,582)		7,549,836
			Machinery - 2.0%
Health – 11.1%			Eagle Test Systems [a,c]	521,100	8,368,866
Drugs and Biotech - 5.0%			Key Technology [a,c]	270,143	6,051,203
Barrier Therapeutics [a,c]	331,300	2,153,450	T-3 Energy Services [a,c]	175,791	5,880,209
Cell Genesys [a,c]	452,500	1,515,875
Cerus Corporation [a,c]	597,800	4,041,128			20,300,278
DUSA Pharmaceuticals [a,c]	664,400	2,046,352
Dyax Corporation [a,c]	928,984	3,892,443	Metal Fabrication and Distribution - 4.7%
†Genitope Corporation [a,c]	473,000	1,825,780	Dynamic Materials	246,900	9,258,750
Halozyme Therapeutics [a]	552,900	5,103,267	Metal Management	233,500	10,290,345
Idenix Pharmaceuticals [a,c]	350,300	2,066,770	Novamerican Steel [a,c]	257,500	13,732,475
Infinity Pharmaceuticals [a,c]	86,250	938,400	Olympic Steel	333,500	9,558,110
Lexicon Pharmaceuticals [a]	1,112,200	3,570,162	RTI International Metals [a,c]	35,000	2,637,950
Maxygen [a,c]	290,000	2,485,300	Samuel Manu-Tech	150,300	1,745,328
Neogen Corporation [a]	197,600	5,682,976
Orchid Cellmark [a]	1,340,322	6,219,094			47,222,958
†Origin Agritech [a,c]	75,000	618,750
†ULURU [a]	1,105,200	5,194,440	Specialty Chemicals and Materials - 0.3%
Zila [a]	2,099,300	2,918,027	American Vanguard	187,300	2,682,136

		50,272,214	Other Industrial Products - 0.8%
			Electro Rent	186,500	2,711,710
Health Services - 1.0%			Peerless Manufacturing [a,c]	254,800	5,256,524
Bio-Imaging Technologies [a]	501,300	3,423,879
Hooper Holmes [a]	1,031,000	3,453,850			7,968,234
U.S. Physical Therapy [a]	237,400	3,197,778
			Total (Cost $72,984,899)		112,449,017
		10,075,507
			Industrial Services – 11.9%
Medical Products and Devices - 4.7%			Commercial Services - 4.0%
Anika Therapeutics [a,c]	204,748	3,110,122	Barrett Business Services	125,901	3,252,023
Bruker BioSciences [a]	750,500	6,762,005	BB Holdings [a]	1,328,814	7,004,529
Caliper Life Sciences [a,c]	546,800	2,564,492	CorVel Corporation [a,c]	101,405	2,650,727
Exactech [a]	249,658	4,014,501	GP Strategies [a,c]	424,200	4,615,296
Merit Medical Systems [a,c]	262,700	3,141,892	Intersections [a,c]	453,858	4,538,580
Minrad International [a,c]	476,600	2,826,238	LECG Corporation [a,c]	595,178	8,993,140
NMT Medical [a]	266,200	3,162,456	†Metalico [a,c]	231,100	1,837,245
Possis Medical [a,c]	287,600	3,129,088	OneSource Services [a]	88,824	1,146,011
†SenoRx [a,c]	235,800	2,419,308	†PeopleSupport [a,c]	263,213	2,987,468
Shamir Optical Industry [a,c]	221,700	2,181,528	Willdan Group [a,c]	336,700	3,299,660
Syneron Medical [a,c]	103,300	2,577,335
Synovis Life Technologies [a]	140,100	2,017,440			40,324,679
Thermage [a,c]	364,300	3,045,548
Young Innovations	211,040	6,158,147	Engineering and Construction - 2.9%
			Cavalier Homes [a,c]	456,400	2,231,796
		47,110,100	Cavco Industries [a,c]	250,101	9,383,790
			Exponent [a,c]	533,834	11,941,867
Personal Care - 0.4%			Sterling Construction [a,c]	252,000	5,329,800
Nutraceutical International [a]	223,100	3,696,767
					28,887,253
Total (Cost $101,797,414)		111,154,588
			Food and Tobacco Processors - 0.9%
Industrial Products – 11.3%			Omega Protein [a,c]	483,900	4,480,914
Automotive - 0.5%			Zapata Corporation [a]	609,900	4,116,825
Aftermarket Technology [a,c]	174,800	5,188,064
					8,597,739
Building Systems and Components - 2.3%
AAON	198,400	6,319,040	Printing - 1.2%
Drew Industries [a]	268,400	8,894,776	CSS Industries	91,000	3,604,510
Flanders Corporation [a,c]	263,300	2,027,410	Courier Corporation	116,732	4,669,280
LSI Industries	325,050	5,818,395	Ennis	139,500	3,281,040

		23,059,621			11,554,830

			Transportation and Logistics - 2.9%
			†Euroseas	515,900	7,356,734
			Marten Transport [a,c]	341,350	6,147,714
			Patriot Transportation Holding [a,c]	90,191	7,819,560

54 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Integral Systems	160,100	$3,892,031
Transportation and Logistics (continued)
Vitran Corporation Cl. A [a,c]	373,450	$7,969,423			21,513,415

		29,293,431	Components and Systems - 2.6%
			Digi International [a]	408,600	6,022,764
Total (Cost $86,918,840)		118,657,932	Excel Technology [a,c]	214,200	5,984,748
			Performance Technologies [a]	563,900	2,548,828
Natural Resources – 17.0%			TTM Technologies [a,c]	893,500	11,615,500
Energy Services - 4.7%
Dawson Geophysical [a]	32,600	2,003,596			26,171,840
†Flotek Industries [a,c]	103,700	6,216,815
Gulf Island Fabrication	272,100	9,441,870	Internet Software and Services - 1.9%
TGC Industries [a]	532,926	5,808,893	Answers Corporation [a,c]	243,500	3,007,225
Tesco Corporation [a]	337,400	10,644,970	CryptoLogic	144,000	3,513,600
Total Energy Services Trust	801,000	8,421,684	EDGAR Online [a,c]	567,500	1,532,250
World Energy Solutions [a]	3,154,800	4,590,415	Jupitermedia Corporation [a,c]	704,393	5,127,981
			Packeteer [a,c]	338,800	2,646,028
		47,128,243	SupportSoft [a,c]	592,900	3,237,234

Oil and Gas - 3.5%					19,064,318
Bronco Drilling [a]	681,300	11,180,133
Edge Petroleum [a,c]	773,600	10,838,136	IT Services - 0.7%
Particle Drilling Technologies [a,c]	499,500	1,098,900	Entrust [a,c]	528,400	2,145,304
PetroCorp [a,d]	465,300	0	MAXIMUS	105,700	4,585,266
Pioneer Drilling [a,c]	269,000	4,010,790
Savanna Energy Services [a]	154,500	2,900,728			6,730,570
Superior Well Services [a,c]	82,300	2,091,243
TXCO Resources [a,c]	234,200	2,407,576	Semiconductors and Equipment - 5.0%
			Advanced Energy Industries [a]	213,000	4,826,580
		34,527,506	Cascade Microtech [a,c]	246,400	2,954,336
			CEVA [a]	638,000	5,423,000
Precious Metals and Mining - 8.0%			†GSI Technology [a,c]	661,900	3,170,501
Alamos Gold [a]	705,600	3,643,088	Ikanos Communications [a,c]	361,700	2,752,537
†Allied Nevada Gold [a,c]	326,771	1,408,382	Integrated Silicon Solution [a,c]	755,176	4,757,609
Central African Gold (Warrants) [a]	3,658,485	734,660	NetList [a,c]	964,800	3,376,800
Central African Gold [a]	2,006,900	2,196,381	Nextest Systems [a,c]	583,500	7,976,445
Eldorado Gold [a,c]	415,000	2,419,450	PDF Solutions [a,c]	503,500	5,956,405
Endeavour Mining Capital	696,000	6,259,263	Semitool [a,c]	441,800	4,245,698
Endeavour Silver [a,c]	531,900	2,398,869	Staktek Holdings [a,c]	1,011,201	3,974,020
Entree Gold [a,c]	1,586,700	3,887,415
Etruscan Resources [a]	491,500	1,430,322			49,413,931
First Majestic Silver [a,c]	1,058,200	4,490,086
Gammon Gold [a,c]	535,586	6,759,095	Software - 1.5%
Greystar Resources [a]	424,700	2,790,800	Fundtech [a]	198,200	2,871,918
Hecla Mining [a]	549,500	4,692,730	iPass [a]	708,300	3,838,986
Kingsgate Consolidated	1,166,350	5,488,017	Moldflow Corporation [a,c]	130,500	2,868,390
Metallica Resources [a]	946,800	4,260,600	NetScout Systems [a,c]	468,500	4,061,895
Midway Gold [a]	1,176,800	3,037,972	Pervasive Software [a]	318,695	1,465,997
Miramar Mining [a,c]	621,500	2,666,235
Northern Orion Resources [a]	1,867,900	10,628,351			15,107,186
Silvercorp Metals [a]	204,100	3,458,348
U.S. Gold [a]	749,050	4,119,775	Telecommunications - 1.6%
Western Copper [a]	2,044,900	3,167,411	Anaren [a,c]	296,000	5,212,560
			Atlantic Tele-Network	233,200	6,678,848
		79,937,250	KVH Industries [a,c]	274,000	2,402,980
			PC-Tel [a,c]	225,700	1,974,875
Real Estate - 0.8%
Kennedy-Wilson [a,c]	208,900	7,885,975			16,269,263

Total (Cost $105,946,453)		169,478,974	Total (Cost $133,285,364)		154,270,523

Technology – 15.5%			Miscellaneous [e] – 3.7%
Aerospace and Defense - 2.2%			Total (Cost $35,126,080)		37,013,339
†Aerovironment [a,c]	171,030	3,524,928
†American Science & Engineering [a,c]	74,500	4,235,325	TOTAL COMMON STOCKS
Axsys Technologies [a,c]	222,000	4,748,580	(Cost $636,646,048)		852,436,522
Ducommun [a]	198,700	5,112,551

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Micro-Cap Fund (continued)	Royce Premier Fund

		VALUE		SHARES	VALUE
REPURCHASE AGREEMENTS – 14.2%			COMMON STOCKS – 85.0%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,			Consumer Products – 11.0%
maturity value $46,795,880 (collateralized			Apparel and Shoes - 4.2%
by obligations of various U.S. Government			Columbia Sportswear	707,600	$48,597,968
Agencies, valued at $47,947,281)			Polo Ralph Lauren Cl. A	907,700	89,054,447
(Cost $46,776,000)		$46,776,000	Timberland Company Cl. A [a]	2,793,900	70,378,341

Lehman Brothers (Tri-Party),					208,030,756
5.05% dated 6/29/07, due 7/2/07,
maturity value $95,039,979 (collateralized			Home Furnishing and Appliances - 0.8%
by obligations of various U.S. Government			Ethan Allen Interiors	1,152,400	39,469,700
Agencies, valued at $96,941,355)
(Cost $95,000,000)		95,000,000	Sports and Recreation - 3.9%
			Thor Industries [b]	3,086,400	139,320,096
TOTAL REPURCHASE AGREEMENTS			Winnebago Industries [b]	1,968,400	58,107,168
(Cost $141,776,000)		141,776,000
					197,427,264
	PRINCIPAL
	AMOUNT		Other Consumer Products - 2.1%
COLLATERAL RECEIVED FOR SECURITIES			Fossil [a]	2,855,400	84,205,746
LOANED – 14.0%			Matthews International Cl. A	500,700	21,835,527
U.S. Treasury Bonds 2.375%-13.25%
due 5/15/14-8/15/29	$3,643,987	3,701,771			106,041,273
U.S. Treasury Notes 0.875%-6.00%
due 8/15/09-7/15/15	144,008	146,127	Total (Cost $377,380,743)		550,968,993
U.S. Treasury Strip-Principal
due 11/15/09-5/15/30	2,091,935	2,091,935	Consumer Services – 3.7%
U.S. Treasury Strip-Interest			Direct Marketing - 1.3%
due 11/15/10-8/15/23	549,208	549,208	Nu Skin Enterprises Cl. A [b]	4,086,500	67,427,250
Money Market Funds
State Street Navigator Securities Lending			Retail Stores - 1.1%
Prime Portfolio (7 day yield-5.27%)		132,721,510	Charming Shoppes [a]	2,996,300	32,449,929
			Pier 1 Imports [a]	2,553,900	21,682,611
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED					54,132,540
(Cost $139,210,551)		139,210,551
			Other Consumer Services - 1.3%
TOTAL INVESTMENTS – 113.6%			Corinthian Colleges [a]	3,981,165	64,853,178
(Cost $917,632,599)		1,133,423,073
			Total (Cost $184,493,830)		186,412,968
LIABILITIES LESS CASH
AND OTHER ASSETS – (13.6)%		(135,464,369)	Financial Intermediaries – 8.9%
			Insurance - 5.5%
NET ASSETS – 100.0%		$997,958,704	Alleghany Corporation [a]	312,312	126,954,828
			Erie Indemnity Cl. A	1,249,200	67,506,768
			ProAssurance Corporation [a]	1,045,740	58,216,346
			Wesco Financial	65,680	25,286,800

					277,964,742

			Securities Brokers - 1.6%
			Knight Capital Group Cl. A [a]	4,929,700	81,833,020

			Other Financial Intermediaries - 1.8%
			TSX Group	2,284,000	89,408,871

			Total (Cost $275,758,014)		449,206,633

			Financial Services – 2.3%
			Information and Processing - 1.2%
			Interactive Data	2,269,100	60,766,498

			Investment Management - 1.1%
			Federated Investors Cl. B	1,459,500	55,942,635

			Total (Cost $89,439,716)		116,709,133

			Health – 5.1%
			Drugs and Biotech - 3.8%
			Endo Pharmaceuticals Holdings [a]	3,349,250	114,644,828
			Perrigo Company	3,767,900	73,775,482

					188,420,310

			Medical Products and Devices - 1.3%
			Arrow International	245,411	9,394,333
56 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Perot Systems Cl. A [a]	3,770,900	$64,256,136
Medical Products and Devices (continued)
IDEXX Laboratories [a]	602,300	$56,995,649			160,609,592

		66,389,982	Semiconductors and Equipment - 2.5%
			Cabot Microelectronics [a,b]	1,780,800	63,200,592
Total (Cost $138,071,255)		254,810,292	Cognex Corporation [b]	2,862,717	64,439,760

Industrial Products – 19.1%					127,640,352
Building Systems and Components - 2.3%
Simpson Manufacturing [b]	3,385,400	114,223,396	Software - 0.7%
			Fair Isaac	913,000	36,629,560
Machinery - 7.9%
†Gardner Denver [a]	756,300	32,180,565	Telecommunications - 2.3%
Lincoln Electric Holdings [b]	2,769,597	205,614,881	ADTRAN	1,128,800	29,314,936
National Instruments	1,709,487	55,677,992	Foundry Networks [a]	5,124,800	85,379,168
Woodward Governor [b]	1,921,812	103,143,650
					114,694,104
		396,617,088
			Total (Cost $484,114,366)		676,928,595
Metal Fabrication and Distribution - 7.8%
†Chaparral Steel	861,900	61,944,753	Miscellaneous [e] – 1.5%
IPSCO	788,000	125,197,440	Total (Cost $67,020,009)		73,690,037
Reliance Steel & Aluminum	2,269,800	127,698,948
Schnitzer Steel Industries Cl. A [b]	1,591,300	76,286,922	TOTAL COMMON STOCKS
			(Cost $2,643,889,100)		4,267,674,681
		391,128,063
			REPURCHASE AGREEMENTS – 15.1%
Specialty Chemicals and Materials - 1.1%			State Street Bank & Trust Company,
Westlake Chemical	2,045,000	57,505,400	5.10% dated 6/29/07, due 7/2/07,
			maturity value $259,343,174 (collateralized
Total (Cost $459,968,130)		959,473,947	by obligations of various U.S. Government
			Agencies, valued at $265,714,319)
Industrial Services – 3.8%			(Cost $259,233,000)		259,233,000
Industrial Distribution - 2.2%
Ritchie Bros. Auctioneers [b]	1,776,200	111,225,644	Lehman Brothers (Tri-Party),
			5.05% dated 6/29/07, due 7/2/07,
Transportation and Logistics - 1.6%			maturity value $500,210,417 (collateralized
Arkansas Best [b]	2,056,902	80,157,471	by obligations of various U.S. Government
			Agencies, valued at $510,217,484)
Total (Cost $106,907,365)		191,383,115	(Cost $500,000,000)		500,000,000

Natural Resources – 16.1%			TOTAL REPURCHASE AGREEMENTS
Energy Services - 5.8%			(Cost $759,233,000)		759,233,000
Ensign Energy Services	7,103,000	126,690,448
Pason Systems	2,846,500	44,571,340		PRINCIPAL
Trican Well Service	5,869,000	119,501,159		AMOUNT
			COLLATERAL RECEIVED FOR
		290,762,947	SECURITIES LOANED – 0.3%
			U.S. Treasury Strip-Principal
Oil and Gas - 4.1%			due 2/15/29	$4,060,561	4,060,561
Cimarex Energy	1,097,200	43,240,652	U.S. Treasury Strip-Interest
Unit Corporation [a,b]	2,613,500	164,415,285	due 2/15/21-2/15/22	9,640,110	9,640,110

		207,655,937	TOTAL COLLATERAL RECEIVED FOR
			SECURITIES LOANED
Precious Metals and Mining - 6.2%			(Cost $13,700,671)		13,700,671
Meridian Gold [a]	3,085,400	85,095,332
Pan American Silver [a]	3,624,700	95,438,351	TOTAL INVESTMENTS – 100.4%
Silver Standard Resources [a,b,c]	3,757,300	129,138,401	(Cost $3,416,822,771)		5,040,608,352

		309,672,084
			LIABILITIES LESS CASH
Total (Cost $460,735,672)		808,090,968	AND OTHER ASSETS – (0.4)%		(18,435,700)

Technology – 13.5%
Components and Systems - 3.8%			NET ASSETS – 100.0%		$5,022,172,652
Dionex Corporation [a,b]	1,170,500	83,093,795
Tektronix	1,769,400	59,699,556
Zebra Technologies Cl. A [a]	1,191,400	46,154,836

		188,948,187

Distribution - 1.0%
Benchmark Electronics [a]	2,140,000	48,406,800

IT Services - 3.2%
Gartner [a]	3,918,400	96,353,456

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 57

Schedules of investments

Royce Low-Priced Stock Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 85.6%			Universal Technical Institute [a]	896,000	$22,749,440

Consumer Products – 6.1%					80,925,029
Apparel and Shoes - 0.9%
K-Swiss Cl. A	852,000	$24,137,160	Total (Cost $328,311,725)		382,668,994
Stride Rite	979,200	19,838,592
			Financial Intermediaries – 4.3%
		43,975,752	Banking - 0.1%
			Bancorp (The) [a]	245,870	5,497,653
Collectibles - 0.2%
Topps Company (The)	1,256,816	13,209,136	Insurance - 1.6%
			Argonaut Group	804,900	25,120,929
Food/Beverage/Tobacco - 0.1%			Aspen Insurance Holdings	803,000	22,540,210
†Jones Soda [a,c]	575,000	8,061,500	CNA Surety [a]	524,800	9,923,968
			NYMAGIC	361,500	14,532,300
Home Furnishing and Appliances - 1.4%			Navigators Group [a]	150,200	8,095,780
La-Z-Boy	1,300,900	14,908,314
Natuzzi ADR [a,b]	3,015,400	23,972,430			80,213,187
Select Comfort [a,c]	1,965,400	31,878,788
			Securities Brokers - 2.2%
		70,759,532	Ichiyoshi Securities	1,206,600	17,482,838
			Knight Capital Group Cl. A [a]	4,762,300	79,054,180
Publishing - 0.6%			Mito Securities	3,793,000	16,358,035
Journal Communications Cl. A	2,191,400	28,510,114
					112,895,053
Sports and Recreation - 1.7%
Arctic Cat [b]	1,298,360	25,707,528	Other Financial Intermediaries - 0.4%
Callaway Golf	2,567,200	45,721,832	MarketAxess Holdings [a]	768,500	13,825,315
Monaco Coach	951,350	13,651,872	TSX Group	107,000	4,188,594

		85,081,232			18,013,909

Other Consumer Products - 1.2%			Total (Cost $156,718,504)		216,619,802
Fossil [a]	1,791,350	52,826,911
Leapfrog Enterprises [a]	632,600	6,484,150	Financial Services – 1.5%
			Information and Processing - 1.5%
		59,311,061	eFunds Corporation [a]	2,063,400	72,817,386
			Morningstar [a]	114,500	5,384,363
Total (Cost $261,952,667)		308,908,327
			Total (Cost $25,987,231)		78,201,749
Consumer Services – 7.6%
Direct Marketing - 1.1%			Health – 9.5%
Nu Skin Enterprises Cl. A [b]	3,342,900	55,157,850	Drugs and Biotech - 6.0%
			Alpharma Cl. A [a]	794,900	20,675,349
Leisure and Entertainment - 0.6%			Aspreva Pharmaceuticals [a,c]	542,000	9,376,600
4Kids Entertainment [a]	490,200	7,353,000	Cell Genesys [a]	2,930,600	9,817,510
Multimedia Games [a]	1,202,438	15,343,109	Dendreon Corporation [a,c]	370,764	2,625,009
New Frontier Media	986,688	8,603,919	Dyax Corporation [a]	315,000	1,319,850
			Elan Corporation ADR [a]	766,100	16,800,573
		31,300,028	Endo Pharmaceuticals Holdings [a]	2,490,200	85,239,546
			Exelixis [a]	557,600	6,746,960
Media and Broadcasting - 0.2%			Idenix Pharmaceuticals [a,c]	1,075,000	6,342,500
Westwood One	1,674,800	12,041,812	Infinity Pharmaceuticals [a]	602,300	6,553,024
			Lexicon Pharmaceuticals [a,b]	5,027,300	16,137,633
Restaurants and Lodgings - 0.9%			Maxygen [a]	840,200	7,200,514
Applebee’s International	1,261,000	30,390,100	NUCRYST Pharmaceuticals [a,c]	132,900	283,077
Ruby Tuesday	468,200	12,327,706	Perrigo Company	3,361,400	65,816,212
			Pharmanet Development Group [a]	150,300	4,791,564
		42,717,806	ViroPharma [a]	1,938,100	26,745,780
			VIVUS [a,b]	3,038,500	15,891,355
Retail Stores - 3.2%
Buckle (The)	744,850	29,347,090			302,363,056
Cache [a,b]	1,206,800	16,014,236
Cato Corporation Cl. A	797,350	17,493,859	Health Services - 1.0%
Charming Shoppes [a]	3,038,815	32,910,366	Cross Country Healthcare [a]	1,402,900	23,400,372
Christopher & Banks	521,300	8,940,295	Cypress Bioscience [a]	706,100	9,362,886
Finish Line (The) Cl. A	1,669,100	15,205,501	Hooper Holmes [a]	3,103,600	10,397,060
Hibbett Sports [a]	110,137	3,015,551	MedQuist [a]	750,200	6,834,322
Pacific Sunwear of California [a]	1,030,000	22,660,000
Pier 1 Imports [a,c]	1,117,500	9,487,575			49,994,640
Tuesday Morning	441,100	5,451,996

		160,526,469

Other Consumer Services - 1.6%
Corinthian Colleges [a]	3,313,879	53,983,089
MoneyGram International	150,000	4,192,500

58 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Food and Tobacco Processors - 0.3%
Medical Products and Devices - 1.8%			Omega Protein [a,b]	1,491,100	$13,807,586
Bruker BioSciences [a]	4,200,257	$37,844,316
Caliper Life Sciences [a,b]	2,381,229	11,167,964	Printing - 0.6%
Candela Corporation [a]	200,000	2,316,000	Ennis	1,216,000	28,600,320
CONMED Corporation [a]	205,500	6,017,040
Medical Action Industries [a]	444,250	8,023,155	Transportation and Logistics - 1.2%
Possis Medical [a,b]	1,134,000	12,337,920	Heartland Express	1,696,666	27,655,656
Restore Medical [a]	270,700	508,916	Universal Truckload Services [a]	399,800	7,944,026
Shamir Optical Industry [a]	357,300	3,515,832	Werner Enterprises	1,260,000	25,389,000
Thoratec Corporation [a]	500,200	9,198,678
					60,988,682
		90,929,821
			Total (Cost $270,741,862)		327,103,044
Personal Care - 0.7%
Helen of Troy [a]	1,393,796	37,632,492	Natural Resources – 23.8%
			Energy Services - 7.9%
Total (Cost $379,663,120)		480,920,009	Calfrac Well Services	1,779,900	35,021,548
			Ensign Energy Services	4,713,600	84,072,659
Industrial Products – 7.1%			Global Industries [a]	652,050	17,487,981
Automotive - 0.6%			Input/Output [a]	1,623,700	25,345,957
Gentex Corporation	1,335,200	26,290,088	Oil States International [a]	336,200	13,898,508
LKQ Corporation [a]	148,200	3,654,612	Pason Systems	2,706,200	42,374,481
			Tesco Corporation [a,b]	2,105,505	66,428,683
		29,944,700	TETRA Technologies [a]	685,400	19,328,280
			Total Energy Services Trust [b]	1,966,700	20,677,813
Building Systems and Components - 0.2%			Trican Well Service	3,715,200	75,646,738
AAON	347,500	11,067,875
					400,282,648
Industrial Components - 0.3%
Powell Industries [a]	494,800	15,714,848	Oil and Gas - 2.1%
			St. Mary Land & Exploration	628,000	22,997,360
Machinery - 0.7%			Unit Corporation [a]	1,304,500	82,066,095
Lincoln Electric Holdings	487,800	36,214,272
					105,063,455
Metal Fabrication and Distribution - 4.5%
Houston Wire & Cable [c]	650,000	18,466,500	Precious Metals and Mining - 13.6%
IPSCO	472,200	75,023,136	Agnico-Eagle Mines	1,839,000	67,123,500
Metal Management [b]	1,967,800	86,720,946	Alamos Gold [a,b]	5,293,700	27,331,941
Olympic Steel [b]	720,200	20,640,932	†Fronteer Development Group [a]	2,583,300	30,741,270
Schnitzer Steel Industries Cl. A	592,200	28,390,068	Gabriel Resources [a]	3,001,700	13,441,079
			Gammon Gold [a,c]	3,805,600	48,026,672
		229,241,582	Hecla Mining [a]	4,913,000	41,957,020
			International Coal Group [a]	4,503,300	26,929,734
Specialty Chemicals and Materials - 0.4%			Ivanhoe Mines [a]	5,312,400	75,648,576
Schulman (A.)	718,100	17,471,373	Meridian Gold [a]	2,723,200	75,105,856
			Northern Orion Resources [a,c]	7,681,600	43,708,304
Other Industrial Products - 0.4%			NovaGold Resources [a,c]	490,700	7,375,221
Color Kinetics [a]	371,400	12,408,474	Palmarejo Silver and Gold [a]	1,021,800	9,208,430
Steelcase Cl. A	441,300	8,164,050	Pan American Silver [a]	2,815,628	74,135,485
			Randgold Resources ADR	500,000	11,095,000
		20,572,524	Silver Standard Resources [a]	2,475,300	85,076,061
			Silvercorp Metals [a,b]	2,615,100	44,311,246
Total (Cost $149,822,029)		360,227,174	†Uramin [a,c]	1,067,900	8,471,021

Industrial Services – 6.5%					689,686,416
Commercial Services - 3.4%
CBIZ [a]	1,921,200	14,120,820	Other Natural Resources - 0.2%
Copart [a]	110,143	3,369,274	AMCOL International	339,400	9,269,014
eResearch Technology [a,b]	3,504,500	33,327,795
FTI Consulting [a]	108,700	4,133,861	Total (Cost $679,255,197)		1,204,301,533
Korn/Ferry International [a]	1,538,600	40,403,636
Labor Ready [a]	1,985,600	45,887,216	Technology – 17.2%
MPS Group [a]	324,700	4,341,239	Aerospace and Defense - 1.0%
Navigant Consulting [a]	1,019,100	18,914,496	FLIR Systems [a]	154,000	7,122,500
PDI [a]	556,900	5,713,794	HEICO Corporation Cl. A	966,100	33,958,415
			Integral Systems	399,500	9,711,845
		170,212,131
					50,792,760
Engineering and Construction - 1.0%
Dycom Industries [a]	778,400	23,336,432	Components and Systems - 1.9%
Exponent [a]	400,400	8,956,948	KEMET Corporation [a]	1,078,800	7,605,540
Palm Harbor Homes [a,b]	1,498,300	21,200,945

		53,494,325

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			ViaSat [a]	163,300	$5,241,930
Components and Systems (continued)
Methode Electronics	1,187,600	$18,585,940			188,971,843
TTM Technologies [a,b]	2,250,035	29,250,455
Technitrol	505,900	14,504,153	Total (Cost $665,746,547)		866,571,151
Tektronix	746,900	25,200,406
			Miscellaneous [e] –2.0%
		95,146,494	Total (Cost $98,869,564)		99,072,361

Internet Software and Services - 1.0%			TOTAL COMMON STOCKS
CryptoLogic	530,675	12,948,470	(Cost $3,017,068,446)		4,324,594,144
Packeteer [a]	1,144,600	8,939,326
RealNetworks [a]	3,504,300	28,630,131	REPURCHASE AGREEMENTS – 14.5%
			State Street Bank & Trust Company,
		50,517,927	5.10% dated 6/29/07, due 7/2/07,
			maturity value $242,772,134 (collateralized
IT Services - 2.7%			by obligations of various U.S. Government
CIBER [a]	323,700	2,647,866	Agencies, valued at $247,523,294)
Forrester Research [a]	308,400	8,675,292	(Cost $242,669,000)		242,669,000
MAXIMUS	665,500	28,869,390
Perot Systems Cl. A [a]	4,707,000	80,207,280	Lehman Brothers (Tri-Party),
RADVision [a]	343,700	7,228,011	5.05% dated 6/29/07, due 7/2/07,
Syntel	225,300	6,846,867	maturity value $490,206,208 (collateralized
			by obligations of various U.S. Government
		134,474,706	Agencies, valued at $500,010,998)
			(Cost $490,000,000)		490,000,000
Semiconductors and Equipment - 4.6%
Axcelis Technologies [a]	632,800	4,106,872	TOTAL REPURCHASE AGREEMENTS
Brooks Automation [a]	845,504	15,345,898	(Cost $732,669,000)		732,669,000
CEVA [a,b]	1,281,800	10,895,300
Cirrus Logic [a]	1,705,000	14,151,500		PRINCIPAL
Cognex Corporation	670,538	15,093,810		AMOUNT
Credence Systems [a]	1,845,100	6,642,360	COLLATERAL RECEIVED FOR SECURITIES
Cree [a,c]	415,000	10,727,750	LOANED – 1.4%
DTS [a]	92,300	2,009,371	U.S. Treasury Bonds 2.00%-13.25%
Entegris [a]	1,815,300	21,565,764	due 11/15/12-8/15/29	$26,931,964	27,409,183
Exar Corporation [a]	1,412,464	18,927,018	U.S. Treasury Notes 0.875%-6.00%
Fairchild Semiconductor International [a]	2,008,500	38,804,220	due 1/15/08-7/15/16	28,876,421	29,157,630
GSI Group [a]	1,709,200	16,733,068	U.S. Treasury Strip-Principal
MKS Instruments [a]	611,900	16,949,630	due 11/15/09-5/15/30	12,505,293	12,505,293
OmniVision Technologies [a,c]	613,500	11,110,485	U.S. Treasury Strip-Interest
Photronics [a]	923,200	13,737,216	due 11/15/10-8/15/23	1,620,776	1,620,776
Saifun Semiconductors [a,c]	318,900	3,788,532
Semitool [a]	1,148,333	11,035,480	TOTAL COLLATERAL RECEIVED FOR
Verigy [a]	83,500	2,388,935	SECURITIES LOANED
			(Cost $70,692,882)		70,692,882
		234,013,209
			TOTAL INVESTMENTS – 101.5%
Software - 2.2%			(Cost $3,820,430,328)		5,127,956,026
†DivX [a,c]	1,102,753	16,541,295
Epicor Software [a]	477,500	7,100,425	LIABILITIES LESS CASH
iPass [a,b]	3,389,100	18,368,922	AND OTHER ASSETS – (1.5)%		(77,823,185)
MSC.Software [a]	1,705,200	23,088,408
ManTech International Cl. A [a]	641,200	19,768,196
PLATO Learning [a,b]	2,086,237	9,596,690	NET ASSETS – 100.0%		$5,050,132,841
SPSS [a]	110,272	4,867,406
THQ [a]	312,500	9,537,500
Ulticom [a]	435,100	3,785,370

		112,654,212

Telecommunications - 3.8%
ADTRAN	1,076,700	27,961,899
Foundry Networks [a]	5,340,700	88,976,062
KVH Industries [a,b]	1,150,200	10,087,254
NETGEAR [a]	742,600	26,919,250
PC-Tel [a,b]	1,618,600	14,162,750
Premiere Global Services [a]	1,199,900	15,622,698

60 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce Total Return Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 91.0%			Consumer Services – 6.3%
			Direct Marketing - 0.2%
Consumer Products – 5.9%			Nu Skin Enterprises Cl. A	801,100	$13,218,150
Apparel and Shoes - 1.6%
Columbia Sportswear	5,200	$357,136	Leisure and Entertainment - 1.0%
Delta Apparel [b]	583,578	10,591,941	Carmike Cinemas [b]	642,100	14,100,516
Jones Apparel Group	435,700	12,308,525	International Speedway Cl. A	588,345	31,011,665
K-Swiss Cl. A	596,214	16,890,743	Marine Products	234,249	1,927,869
Kellwood Company	78,900	2,218,668	Regal Entertainment Group Cl. A	396,300	8,690,859
Liz Claiborne	33,100	1,234,630	Speedway Motorsports	66,400	2,654,672
Steven Madden	89,319	2,926,090
Polo Ralph Lauren Cl. A	143,500	14,078,785			58,385,581
Stride Rite	973,000	19,712,980
Timberland Company Cl. A [a]	218,335	5,499,859	Media and Broadcasting - 0.2%
Weyco Group	45	1,212	Westwood One	1,899,500	13,657,405
Wolverine World Wide	644,800	17,867,408
			Restaurants and Lodgings - 1.3%
		103,687,977	Applebee’s International	282,800	6,815,480
			Bob Evans Farms	707,900	26,086,115
Collectibles - 0.1%			Brinker International	25,350	741,995
Topps Company (The)	477,000	5,013,270	CBRL Group	103,568	4,399,569
			CEC Entertainment [a]	955,170	33,621,984
Food/Beverage/Tobacco - 1.0%			IHOP Corporation	169,230	9,211,189
Flowers Foods	300,000	10,008,000	Ruby Tuesday	96,500	2,540,845
Hershey Creamery	173	380,600
International Flavors & Fragrances	175,000	9,124,500			83,417,177
J & J Snack Foods	96,928	3,658,063
Lancaster Colony	191,500	8,021,935	Retail Stores - 3.3%
Mannatech	311,438	4,948,750	Books-A-Million	427	7,233
J.M. Smucker Company (The)	305,200	19,429,032	Borders Group	418,300	7,972,798
Tootsie Roll Industries	342,110	9,479,868	Buckle (The)	737,494	29,057,264
			Cato Corporation Cl. A	1,143,495	25,088,280
		65,050,748	Deb Shops	639,709	17,687,954
			Dress Barn (The) [a]	1,326,165	27,212,906
Home Furnishing and Appliances - 1.5%			Family Dollar Stores	3,300	113,256
American Woodmark	329,257	11,392,292	Finish Line (The) Cl. A	729,100	6,642,101
Ethan Allen Interiors	835,795	28,625,979	Foot Locker	107,300	2,339,140
Flexsteel Industries	213,500	3,093,615	Haverty Furniture	276,400	3,225,588
Furniture Brands International	566,800	8,048,560	The Men’s Wearhouse	13,800	704,766
La-Z-Boy [c]	1,707,300	19,565,658	Pep Boys-Manny, Moe & Jack	742,500	14,968,800
National Presto Industries	4,100	255,594	Pier 1 Imports [a]	1,052,900	8,939,121
Natuzzi ADR [a]	1,426,400	11,339,880	Ross Stores	250,000	7,700,000
Stanley Furniture [b]	606,717	12,461,967	Talbots	250,000	6,257,500
			Tiffany & Co.	726,200	38,532,172
		94,783,545	Williams-Sonoma	425,400	13,434,132

Publishing - 0.2%					209,883,011
Belo Corporation Cl. A	9,900	203,841
Journal Communications Cl. A	782,450	10,179,675	Other Consumer Services - 0.3%
McClatchy Company (The) Cl. A	111,000	2,809,410	Jackson Hewitt Tax Service	210,290	5,911,252
Sun-Times Media Group Cl. A [a]	180,000	945,000	MoneyGram International	439,000	12,270,050
			Renaissance Learning	15,293	201,103
		14,137,926
					18,382,405
Sports and Recreation - 1.0%
Arctic Cat	110,818	2,194,196	Total (Cost $340,334,733)		396,943,729
Callaway Golf	962,900	17,149,249
Thor Industries	684,100	30,880,274	Financial Intermediaries – 17.1%
Winnebago Industries	433,200	12,788,064	Banking - 4.6%
			Anchor BanCorp Wisconsin	266,200	6,971,778
		63,011,783	Arrow Financial	332,678	7,322,243
			BOK Financial	512,375	27,371,073
Other Consumer Products - 0.5%			Bancorp Rhode Island [b]	260,600	9,967,950
American Greetings Cl. A	65,000	1,841,450	Bank of Hawaii	191,700	9,899,388
Matthews International Cl. A	399,700	17,430,917	Bank of N.T. Butterfield & Son	147,499	8,849,940
Starrett (L.S.) Company Cl. A [b]	518,800	9,504,416	Boston Private Financial Holdings	358,500	9,632,895
WD-40 Company	12,045	395,919	Canadian Western Bank	883,200	23,413,817
			Center Bancorp	66,811	986,130
		29,172,702	Central Pacific Financial	20,000	660,200

Total (Cost $340,278,412)		374,857,951

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			Ohio Casualty	38,751	$1,678,306
Banking (continued)			OneBeacon Insurance Group Cl. A	488,300	12,368,639
Chemung Financial	40,000	$1,184,000	PartnerRe	56,900	4,409,750
Chittenden Corporation	302,625	10,576,744	Presidential Life	39,178	770,240
Credicorp	267,900	16,387,443	RLI	176,600	9,880,770
Fauquier Bankshares [b]	321,600	7,300,320	Reinsurance Group of America	216,700	13,054,008
First Citizens BancShares Cl. A	15,800	3,071,520	RenaissanceRe Holdings	191,300	11,858,687
First Financial Bancorp	150,000	2,248,500	Safety Insurance Group	166,107	6,876,830
First National Bank Alaska	3,110	6,842,000	Security Capital Assurance	119,900	3,701,313
Fremont General [a]	29,600	318,496	Selective Insurance Group	2,036	54,728
HopFed Bancorp [b]	187,500	3,016,875	State Auto Financial	510,600	15,649,890
Investors Financial Services	328,000	20,227,760	Stewart Information Services	1,200	47,796
NewAlliance Bancshares	235,000	3,459,200	Transatlantic Holdings	331,600	23,586,708
Park National	143,370	12,156,342	21st Century Insurance Group	266,000	5,814,760
Partners Trust Financial Group	608,100	6,385,050	United Fire & Casualty	339,603	12,015,154
Peapack-Gladstone Financial	315,991	8,553,876	Wesco Financial	31,482	12,120,570
Peoples Community Bancorp	119,310	1,949,525	White Mountains Insurance Group	2,800	1,696,856
Provident Financial Services	146,000	2,300,960	Zenith National Insurance	420,540	19,803,229
Provident New York Bancorp	50,000	675,500
Royal Bancshares of Pennsylvania Cl. A	5,373	105,902			541,186,534
Sterling Bancorp	407,662	6,534,822
Sun Bancorp [a]	211,680	3,571,042	Real Estate Investment Trusts - 1.9%
Susquehanna Bancshares	343,500	7,684,095	Annaly Capital Management	719,600	10,376,632
Timberland Bancorp [b]	469,200	7,366,440	Capital Trust Cl. A	418,600	14,291,004
Tompkins Financial	45,958	1,718,829	Cousins Properties	223,500	6,483,735
Trustmark Corporation	210,700	5,448,702	Essex Property Trust	83,000	9,652,900
W Holding Company	1,190,700	3,143,448	Friedman, Billings, Ramsey Group Cl. A	1,592,600	8,695,596
Whitney Holding	757,000	22,785,700	MFA Mortgage Investments	1,367,000	9,951,760
Wilber Corporation	97,200	899,100	Macquarie MEAG Prime REIT	200,000	162,012
Wilmington Trust	560,300	23,258,053	National Retail Properties	650,000	14,209,000
			PS Business Parks	168,500	10,677,845
		294,245,658	Plum Creek Timber	248,000	10,331,680
			Rayonier	588,200	26,551,348
Insurance - 8.5%			Suntec Real Estate Investment Trust	400,000	506,941
Alleghany Corporation [a]	97,842	39,772,773
American Financial Group	725,800	24,786,070			121,890,453
American National Insurance	145,364	22,182,546
Argonaut Group	318,000	9,924,780	Securities Brokers - 0.5%
Aspen Insurance Holdings	728,600	20,451,802	LaBranche & Co [a,c]	137,000	1,011,060
Assured Guaranty	563,000	16,642,280	Piper Jaffray [a]	211,100	11,764,603
Baldwin & Lyons Cl. B	548,211	14,242,522	Raymond James Financial	501,525	15,497,123
CNA Surety [a]	594,000	11,232,540
Commerce Group	625,600	21,720,832			28,272,786
Donegal Group Cl. A	98,055	1,461,020
E-L Financial	51,588	31,962,525	Other Financial Intermediaries - 1.6%
EMC Insurance Group	264,790	6,572,088	A.F.P. Provida ADR	332,000	10,401,560
Endurance Specialty Holdings	26,300	1,053,052	KKR Financial	1,082,000	26,952,620
Erie Indemnity Cl. A	540,600	29,214,024	London Stock Exchange	465,942	12,678,172
Harleysville Group	121,396	4,049,771	Student Loan	91,900	18,738,410
Horace Mann Educators	223,500	4,747,140	TSX Group	868,300	33,990,246
IPC Holdings	272,600	8,802,254
Independence Holding	379,924	7,761,847			102,761,008
Infinity Property & Casualty	421,424	21,378,840
Leucadia National	924,200	32,578,050	Total (Cost $790,240,974)		1,088,356,439
Markel Corporation [a]	54,025	26,178,354
Max Capital Group	432,800	12,248,240	Financial Services – 8.9%
Midland Company	26,374	1,237,996	Information and Processing - 0.9%
Montpelier Re Holdings	331,100	6,138,594	Interactive Data	612,900	16,413,462
NYMAGIC	167,000	6,713,400	SEI Investments	1,495,700	43,435,128
Odyssey Re Holdings	64,000	2,744,960
					59,848,590

			Insurance Brokers - 1.3%
			Brown & Brown	1,028,100	25,846,434
			Gallagher (Arthur J.) & Co.	978,200	27,272,216
			Hilb Rogal & Hobbs	537,300	23,028,678
			National Financial Partners	200,000	9,262,000

					85,409,328

62 | The Royce Funds 2007 Semiannual Report to Shareholders		THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Financial Services (continued)			Regis Corporation	265,700	$10,163,025
Investment Management - 6.1%
AGF Management Cl. B	548,500	$18,701,262			30,171,219
AllianceBernstein Holding L.P.	1,666,500	145,135,485
CI Financial	864,300	21,987,824	Total (Cost $197,369,234)		256,391,783
Cohen & Steers	178,800	7,768,860
Federated Investors Cl. B	1,097,300	42,059,509	Industrial Products – 20.8%
GAMCO Investors Cl. A	303,300	16,999,965	Automotive - 0.4%
IGM Financial	545,600	26,515,571	Autoliv	30,300	1,723,161
Janus Capital Group	383,000	10,662,720	Gentex Corporation	595,000	11,715,550
Nuveen Investments Cl. A	856,800	53,250,120	Superior Industries International	523,900	11,400,064
SPARX Group	3,700	2,749,645
T. Rowe Price Group	740,500	38,424,545			24,838,775

		384,255,506	Building Systems and Components - 1.2%
			LSI Industries	672,937	12,045,572
Other Financial Services - 0.6%			Preformed Line Products	204,410	9,813,724
Advanta Corporation Cl. B	169,926	5,291,496	Simpson Manufacturing	715,820	24,151,767
Centerline Holding Company	200,000	3,600,000	Teleflex	338,100	27,649,818
Credit Acceptance [a,c]	274,005	7,351,554
First Marblehead	159,850	6,176,604			73,660,881
GATX Corporation	274,000	13,494,500
Ocwen Financial [a]	123,600	1,647,588	Construction Materials - 0.8%
			Ameron International	172,300	15,539,737
		37,561,742	Ash Grove Cement	39,610	9,506,400
			Eagle Materials	435,800	21,375,990
Total (Cost $318,358,631)		567,075,166	NCI Building Systems [a]	153,000	7,547,490

Health – 4.0%					53,969,617
Commercial Services - 0.4%
Owens & Minor	671,300	23,455,222	Industrial Components - 2.7%
			AMETEK	659,100	26,153,088
Drugs and Biotech - 0.1%			Bel Fuse Cl. A	24,300	898,614
Alpharma Cl. A [a]	119,600	3,110,796	Bel Fuse Cl. B	541,230	18,418,057
Biovail Corporation	104,900	2,666,558	Chase Corporation [b]	759,474	12,759,163
Medicis Pharmaceutical Cl. A	29,670	906,122	CLARCOR	963,100	36,048,833
Perrigo Company	133,800	2,619,804	Crane Company	259,800	11,807,910
			Deswell Industries	724,706	7,913,790
		9,303,280	Donaldson Company	671,400	23,868,270
			Hubbell Cl. B	200,000	10,844,000
Health Services - 0.4%			PerkinElmer	585,500	15,258,130
Computer Programs and Systems	50,050	1,550,549	Standex International	7,200	204,768
Healthcare Services Group	61,072	1,801,624	Timken Company (The)	600	21,666
LCA-Vision	254,900	12,046,574	Watts Water Technologies Cl. A	253,800	9,509,886
Omnicare	21,600	778,896
Option Care	432,825	6,665,505			173,706,175
Universal Health Services Cl. B	90,290	5,552,835
			Machinery - 6.0%
		28,395,983	Applied Industrial Technologies	806,450	23,790,275
			Briggs & Stratton	386,240	12,189,734
Medical Products and Devices – 2.6%			Cascade Corporation	219,729	17,235,543
Applera Corporation-Applied			Franklin Electric	399,300	18,838,974
Biosystems Group	518,700	15,841,098	Freightcar America	10,100	483,184
Arrow International	614,152	23,509,739	Gorman-Rupp Company	369,046	11,757,806
Bausch & Lomb	4,600	319,424	Graco	592,800	23,877,984
Datascope	432,300	16,548,444	IDEX Corporation	551,400	21,250,956
Hillenbrand Industries	450,260	29,266,900	Kennametal	193,300	15,856,399
IDEXX Laboratories [a]	189,800	17,960,774	Lincoln Electric Holdings	544,400	40,416,256
Invacare Corporation	802,700	14,713,491	Lindsay Corporation	233,600	10,346,144
Mentor Corporation	235,100	9,563,868	MTS Systems	655,321	29,273,189
STERIS Corporation	682,000	20,869,200	Mueller (Paul) Company [b]	116,700	7,322,925
Vital Signs	288,546	16,028,730	Nordson Corporation	329,200	16,512,672
Young Innovations	15,230	444,411	Regal-Beloit	115,600	5,380,024
			Roper Industries	286,000	16,330,600
		165,066,079	Sun Hydraulics	449,510	22,138,368
			Tennant Company	527,600	19,257,400
Personal Care - 0.5%			Toro Company (The)	398,645	23,476,204
Alberto-Culver	404,600	9,597,112	Woodward Governor	783,000	42,023,610
Inter Parfums	391,100	10,411,082
					377,758,247

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Industrial Services – 9.1%
Metal Fabrication and Distribution - 4.1%			Commercial Services - 3.2%
Carpenter Technology	130,500	$17,005,455	ABM Industries	844,500	$21,796,545
Castle (A.M.) & Co.	17,908	643,076	Brink’s Company (The)	279,400	17,292,066
Chaparral Steel	307,200	22,078,464	Chemed Corporation	526,100	34,875,169
Cleveland-Cliffs	8,200	636,894	Gevity HR	27,800	537,374
Commercial Metals	340,140	11,486,528	Kelly Services Cl. A	583,200	16,014,672
Gerdau Ameristeel	252,000	3,686,760	MPS Group [a]	604,000	8,075,480
Gibraltar Industries	643,106	14,244,798	Macquarie Infrastructure Company Trust	254,100	10,540,068
Insteel Industries	207,495	3,734,910	Manpower	345,200	31,841,248
IPSCO	211,800	33,650,784	Onex Corporation	339,000	11,711,054
Kaydon Corporation	762,500	39,741,500	Rollins	370,500	8,436,285
Metal Management	3,000	132,210	ServiceMaster Company (The)	647,000	10,002,620
Mueller Industries	75,900	2,613,996	Watson Wyatt Worldwide Cl. A	688,500	34,755,480
Olympic Steel	34,874	999,489
Quanex Corporation	522,822	25,461,431			205,878,061
Reliance Steel & Aluminum	810,200	45,581,852
Schnitzer Steel Industries Cl. A	235,000	11,265,900	Engineering and Construction - 0.8%
Steel Dynamics	617,243	25,868,654	Comfort Systems USA	133,100	1,887,358
			EMCOR Group [a]	305,900	22,300,110
		258,832,701	Granite Construction	214,240	13,749,923
			M.D.C. Holdings	20,464	989,639
Paper and Packaging - 1.1%			M/I Homes	12,880	342,608
AptarGroup	676,300	24,049,228	Ryland Group (The)	40,700	1,520,959
Bemis Company	589,940	19,574,209	Skyline Corporation	223,100	6,695,231
Greif Cl. A	187,900	11,200,719	Standard Pacific	2,200	38,566
Louisiana-Pacific Corporation	25,000	473,000
Sonoco Products	349,500	14,962,095			47,524,394

		70,259,251	Food and Tobacco Processors - 0.6%
			Farmer Bros.	542,300	12,272,249
Specialty Chemicals and Materials - 2.4%			Imperial Sugar	67,400	2,075,246
Agrium	5,200	227,500	Sanderson Farms	35,100	1,580,202
Albemarle Corporation	341,000	13,138,730	Seaboard Corporation	9,959	23,353,855
Balchem Corporation	734,400	13,344,048
CF Industries Holdings	40,400	2,419,556			39,281,552
Cabot Corporation	818,700	39,035,616
Innospec	149,657	8,861,191	Industrial Distribution - 1.3%
Lubrizol Corporation	447,900	28,911,945	Grainger (W.W.)	263,500	24,518,675
Methanex Corporation	512,298	12,879,172	Lawson Products	199,600	7,724,520
Park Electrochemical	35,300	994,754	Mine Safety Appliances	196,000	8,576,960
Quaker Chemical	405,000	9,558,000	Ritchie Bros. Auctioneers	642,340	40,223,331
RPM International	20,300	469,133	Watsco	3,700	201,280
Westlake Chemical	749,110	21,064,973
					81,244,766
		150,904,618
			Printing - 0.4%
Textiles - 0.2%			Bowne & Co.	67,000	1,307,170
Albany International Cl. A	344,300	13,923,492	CSS Industries	75,460	2,988,971
UniFirst Corporation	31,600	1,391,980	Courier Corporation	15,844	633,760
			Ennis	890,400	20,942,208
		15,315,472
					25,872,109
Other Industrial Products - 1.9%
Brady Corporation Cl. A	771,000	28,634,940	Transportation and Logistics - 2.5%
Diebold	147,800	7,715,160	Alexander & Baldwin	494,700	26,273,517
HNI Corporation	527,200	21,615,200	Arkansas Best	579,791	22,594,455
Kimball International Cl. B	674,600	9,451,146	C. H. Robinson Worldwide	256,000	13,445,120
McGrath RentCorp	291,300	9,813,897	Expeditors International of Washington	586,400	24,218,320
Quixote Corporation [b]	461,900	8,637,530	Florida East Coast Industries	202,100	16,770,258
Raven Industries	156,201	5,577,938	J.B. Hunt Transport Services	17,200	504,304
Smith (A.O.) Corporation	308,900	12,322,021	Interpool	14,400	387,360
Trinity Industries	339,850	14,797,069	Nordic American Tanker Shipping	134,500	5,492,980
			Overseas Shipholding Group	13,400	1,090,760
		118,564,901	Pacer International	864,200	20,325,984
			SkyWest	445,600	10,618,648
Total (Cost $801,240,945)		1,317,810,638	Teekay Shipping	103,300	5,982,103
			UTI Worldwide	492,600	13,196,754

					160,900,563

64 | The Royce Funds 2007 Semiannual Report to Shareholders		THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			W.P. Carey & Co.	518,500	$16,306,825
Other Industrial Services - 0.3%
Landauer	406,400	$20,015,200			46,799,401

Total (Cost $326,185,803)		580,716,645	Other Natural Resources - 0.6%
			Alliance Holdings GP L.P.	468,500	13,942,560
Natural Resources – 11.7%			Deltic Timber	172,000	9,429,040
Energy Services - 4.0%			Natural Resource Partners L.P.	308,200	11,723,928
Carbo Ceramics	252,750	11,072,978
Energy Transfer Equity L.P.	530,600	22,545,194			35,095,528
Ensign Energy Services	1,116,500	19,914,104
Helmerich & Payne	1,607,600	56,941,192	Total (Cost $524,420,319)		740,458,537
Lufkin Industries	26,757	1,727,164
National Fuel Gas	114,500	4,958,995	Technology – 4.6%
Nicor	371,700	15,953,364	Aerospace and Defense - 0.4%
NuStar GP Holdings	369,200	14,125,592	Curtiss-Wright	109,400	5,099,134
Otter Tail	239,000	7,664,730	HEICO Corporation	210,400	8,853,632
Patterson-UTI Energy	1,369,500	35,894,595	HEICO Corporation Cl. A	335,159	11,780,839
Piedmont Natural Gas	585,800	14,439,970	Kaman Corporation	70,800	2,208,252
Precision Drilling Trust	763,750	18,673,688
RPC	91,270	1,555,241			27,941,857
Tidewater	152,100	10,780,848
Universal Compression Holdings [a]	213,700	15,486,839	Components and Systems - 1.6%
			AVX Corporation	905,900	15,164,766
		251,734,494	Analogic Corporation	141,400	10,394,314
			Imation Corporation	342,297	12,617,067
Oil and Gas - 5.8%			Methode Electronics	990,493	15,501,216
Alliance Resource Partners L.P.	241,000	10,097,900	Nam Tai Electronics	605,340	7,215,653
Berry Petroleum Cl. A	274,200	10,331,856	Technitrol	969,700	27,801,299
Cimarex Energy	1,111,005	43,784,707	Tektronix	378,100	12,757,094
Crosstex Energy	360,200	10,348,546
Energen Corporation	369,400	20,294,836			101,451,409
Energy Transfer Partners L.P.	114,200	7,049,566
EnergySouth	208,605	10,638,855	Distriution - 0.1%
Enterprise GP Holdings L.P.	385,900	14,637,187	Tech Data [a]	207,800	7,991,988
Frontier Oil	625,900	27,395,643
Hiland Holdings GP L.P.	184,400	6,610,740	Internet Software and Services - 0.6%
Holly Corporation	3,500	259,665	CryptoLogic	143,028	3,489,883
Hugoton Royalty Trust	245,600	6,196,488	United Online	1,977,906	32,615,670
Magellan Midstream Holdings L.P.	738,500	22,155,000
Magellan Midstream Partners L.P.	128,000	5,962,240			36,105,553
Penn Virginia	648,660	26,076,132
Penn Virginia GP Holdings L.P.	228,000	7,093,080	IT Services - 0.5%
Plains All American Pipeline L.P.	277,630	17,671,150	Black Box	626,996	25,945,095
Pogo Producing	199,500	10,132,605	MAXIMUS	5,785	250,953
Rowan Companies	4,300	176,214	Total System Services	180,100	5,314,751
St. Mary Land & Exploration	656,700	24,048,354
SEACOR Holdings [a]	335,000	31,275,600			31,510,799
Stone Energy [a]	180,450	6,182,217
Sunoco Logistics Partners L.P.	181,000	10,874,480	Semiconductors and Equipment - 0.2%
Universal Compression Partners L.P.	389,900	14,266,441	Cognex Corporation	418,300	9,415,933
W&T Offshore	973,800	27,256,662	Cohu	30,300	674,175
			Exar Corporation [a]	600	8,040
		370,816,164
					10,098,148
Precious Metals and Mining - 0.6%
Agnico-Eagle Mines	351,000	12,811,500	Software - 0.2%
Gold Fields ADR	434,700	6,824,790	Advent Software [a]	197,500	6,428,625
IAMGOLD Corporation	455,000	3,485,300	Fair Isaac	221,000	8,866,520
Lihir Gold ADR [a]	502,000	12,891,360
					15,295,145
		36,012,950
			Telecommunications - 1.0%
Real Estate - 0.7%			ADTRAN	527,200	13,691,384
AMREP Corporation	23,992	1,140,820	Atlantic Tele-Network	128,081	3,668,240
The St. Joe Company	633,400	29,351,756	Golden Telecom [a]	135,705	7,465,132
			North Pittsburgh Systems [b]	1,214,402	25,806,043
			SureWest Communications	271,400	7,392,936
			USA Mobility	162,700	4,353,852

					62,377,587

			Total (Cost $227,560,430)		292,772,486

			Utilities – 1.8%
			ALLETE	264,067	12,424,352
			Aqua America	794,766	17,874,287
			CH Energy Group	224,300	10,086,771

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE		PRINCIPAL
				AMOUNT	VALUE
Utilities (continued)
El Paso Electric [a]	395,400	$9,711,024	U.S. TREASURY OBLIGATIONS – 1.5%
Hawaiian Electric Industries	661,000	15,659,090	U.S. Treasury Notes
ITC Holdings	100,000	4,063,000	3.25%, due 8/15/08	$100,000,000	$98,125,000
PNM Resources	638,900	17,755,031
SJW	400,400	13,333,320	TOTAL U.S. TREASURY OBLIGATIONS
Southern Union	315,000	10,265,850	(Cost $99,818,438)		98,125,000

Total (Cost $81,504,228)		111,172,725	REPURCHASE AGREEMENTS – 4.5%
			State Street Bank & Trust Company,
Miscellaneous [e] – 0.8%			5.10% dated 6/29/07, due 7/2/07,
Total (Cost $49,698,972)		49,016,880	maturity value $105,640,878 (collateralized
			by obligations of various U.S. Government
TOTAL COMMON STOCKS			Agencies, valued at $108,237,281)
(Cost $3,997,192,681)		5,775,572,979	(Cost $105,596,000)		105,596,000

PREFERRED STOCKS – 0.8%			Lehman Brothers (Tri-Party),
Allied Waste Industries Ser. D 6.25% Conv. [d]	28,300	9,900,472	5.05% dated 6/29/07, due 7/2/07,
Central Parking Finance Trust 5.25% Conv.	4,000	72,600	maturity value $180,075,750 (collateralized
†Edge Petroleum 5.75% Ser. A Conv.	171,000	9,199,800	by obligations of various U.S. Government
Fedders Corporation 8.60% Ser. A [a]	79,975	163,949	Agencies, valued at $183,679,512)
Fleetwood Capital Trust 6.00% Conv.	70,000	2,257,500	(Cost $180,000,000)		180,000,000
Merrill Lynch & Co. 6.75% Conv.	115,000	6,082,235
PNM Resources 6.75% Conv.	35,000	1,750,000	TOTAL REPURCHASE AGREEMENTS
Reinsurance Group of America 5.75% Conv.	94,000	7,073,500	(Cost $285,596,000)		285,596,000
Vornado Realty Trust Ser. F 6.75%	200,000	4,914,000
Vornado Realty Trust Ser. G 6.625%	400,000	9,472,000	COLLATERAL RECEIVED FOR SECURITIES
			LOANED – 0.4%
TOTAL PREFERRED STOCKS			U.S. Treasury Bonds 2.375%-8.875%
(Cost $44,756,963)		50,886,056	due 5/15/17-8/15/29	17,246,567	17,611,053
			U.S. Treasury Notes 0.875%-6.00%
	PRINCIPAL		due 1/15/08-1/15/15	4,772,391	4,812,682
	AMOUNT
CORPORATE BONDS – 0.2%			TOTAL COLLATERAL RECEIVED FOR
Leucadia National 3.75%			SECURITIES LOANED
Conv. Senior Note due 4/15/14	$3,000,000	4,998,750	(Cost $22,423,735)		22,423,735
Level 3 Communications 6.00%
Conv. Sub. Deb. due 9/15/09	5,000,000	4,850,000	TOTAL INVESTMENTS – 100.6%
Levi Strauss & Co. 12.25%			(Cost $4,581,277,759)		6,384,193,883
Senior Note due 12/15/12	1,000,000	1,082,500
Mueller Industries 6.00%			LIABILITIES LESS CASH
Sub. Deb. due 11/1/14	1,088,000	1,010,480	AND OTHER ASSETS – (0.6)%		(37,456,399)

TOTAL CORPORATE BONDS			NET ASSETS – 100.0%		$6,346,737,484
(Cost $8,551,614)		11,941,730

GOVERNMENT BONDS – 2.2%
(Principal Amount shown in Canadian dollars)
Canada 4.50%, due 9/1/07	50,000,000	46,913,870
Canada 4.25%, due 9/1/08	50,000,000	46,743,957
Canada 5.50%, due 6/1/09	24,000,000	22,904,595
Canada 5.50%, due 6/1/10	24,000,000	23,085,961

TOTAL GOVERNMENT BONDS
(Cost $122,938,328)		139,648,383

66 | The Royce Funds 2007 Semiannual Report to Shareholders		THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce Heritage Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 86.6%			Crawford & Company Cl. A [a]	10,000	$63,000
Consumer Products – 2.4%			†eHealth [a,c]	6,500	124,085
Apparel and Shoes - 1.1%			Gallagher (Arthur J.) & Co. [c]	28,000	780,640
†dELiA*s [a,c]	37,700	$287,651	Health Benefits Direct [a]	154,400	362,840
Polo Ralph Lauren Cl. A [c]	5,300	519,983
True Religion Apparel [a,c]	26,000	528,580			2,587,565

		1,336,214	Investment Management - 6.0%
			Affiliated Managers Group [a,c]	2,400	309,024
Food/Beverage/Tobacco - 0.3%			AllianceBernstein Holding L.P. [c]	44,000	3,831,960
†B&G Foods (Units) [c]	19,000	383,990	Federated Investors Cl. B [c]	21,700	831,761
			Highbury Financial [a,c]	131,300	807,495
Sports and Recreation - 0.3%			Highbury Financial (Warrants) [a]	222,600	342,804
†Cybex International [a,c]	45,500	318,500	Nuveen Investments Cl. A [c]	17,200	1,068,980

Other Consumer Products - 0.7%					7,192,024
NexCen Brands [a,c]	74,100	825,474
			Other Financial Services - 0.9%
Total (Cost $2,286,346)		2,864,178	Chardan North China Acquisition [a,c]	74,400	549,072
			Chardan North China Acquisition
Consumer Services – 4.2%			(Warrants) [a]	198,800	520,856
Restaurants and Lodgings - 1.1%
†CEC Entertainment [a]	25,000	880,000			1,069,928
†Cosi [a,c]	87,100	397,176
			Total (Cost $8,672,763)		13,672,911
		1,277,176
			Health – 8.6%
Retail Stores - 1.1%			Commercial Services - 1.0%
†Longs Drug Stores	16,700	877,084	First Consulting Group [a,c]	133,100	1,264,450
†Pep Boys-Manny, Moe & Jack [c]	20,900	421,344
			Drugs and Biotech - 4.3%
		1,298,428	Caraco Pharmaceutical Laboratories [a,c]	30,900	469,062
			Endo Pharmaceuticals Holdings [a,c]	22,300	763,329
Other Consumer Services - 2.0%			Hi-Tech Pharmacal [a,c]	50,481	602,743
Corinthian Colleges [a,c]	16,800	273,672	Luminex Corporation [a,c]	21,400	263,434
MoneyGram International	25,100	701,545	Origin Agritech [a,c]	115,700	954,525
†Premier Exhibitions [a,c]	18,300	288,408	Perrigo Company [c]	74,800	1,464,584
Universal Technical Institute [a,c]	47,300	1,200,947	Strategic Diagnostics [a,c]	128,100	579,012

		2,464,572			5,096,689

Total (Cost $4,667,490)		5,040,176	Health Services - 1.7%
			†Alliance Imaging [a,c]	98,500	924,915
Financial Intermediaries – 4.5%			HealthSouth Corporation [a,c]	10,000	181,100
Banking - 1.7%			Res-Care [a]	46,010	972,651
†BOK Financial	19,100	1,020,322
†Intervest Bancshares Cl. A [c]	15,400	433,664			2,078,666
Peapack-Gladstone Financial	22,500	609,075
			Medical Products and Devices - 1.6%
		2,063,061	Arrow International [c]	33,500	1,282,380
			†CAS Medical Systems [a,c]	59,600	421,372
Real Estate Investment Trusts - 0.3%			Golden Meditech Company [a]	307,000	176,680
Capital Trust Cl. A [c]	9,300	317,502
					1,880,432
Securities Brokers - 2.5%
†Interactive Brokers Group Cl. A [a,c]	15,000	406,950	Total (Cost $9,044,363)		10,320,237
†International Assets Holding [a]	23,300	541,725
Jefferies Group [c]	32,900	887,642	Industrial Products – 10.9%
KBW [a,c]	6,000	176,280	Automotive - 0.7%
Piper Jaffray [a,c]	17,200	958,556	†Noble International [c]	42,700	872,788

		2,971,153	Construction Materials - 1.1%
			†Owens Corning [a,c]	38,500	1,294,755
Total (Cost $5,267,244)		5,351,716
			Machinery - 4.5%
Financial Services – 11.5%			†EnPro Industries [a,c]	11,800	504,922
Information and Processing - 2.4%			Franklin Electric [c]	800	37,744
eFunds Corporation [a,c]	29,900	1,055,171	Hurco Companies [a,c]	7,100	354,858
Morningstar [a,c]	12,900	606,623	Lincoln Electric Holdings [c]	14,400	1,069,056
SEI Investments	40,000	1,161,600	Rofin-Sinar Technologies [a,c]	18,900	1,304,100
			Tennant Company	33,000	1,204,500
		2,823,394	Woodward Governor [c]	16,800	901,656

Insurance Brokers - 2.2%					5,376,836
Brown & Brown [c]	50,000	1,257,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			†Unit Corporation [a,c]	6,700	$421,497
Metal Fabrication and Distribution - 3.0%
Commercial Metals [c]	13,100	$442,387			2,152,991
Haynes International [a]	8,590	725,254
Insteel Industries	56,520	1,017,360	Precious Metals and Mining - 0.8%
Kaydon Corporation [c]	12,900	672,348	International Coal Group [a,c]	61,500	367,770
Schnitzer Steel Industries Cl. A	15,000	719,100	Northgate Minerals [a]	203,000	588,700

		3,576,449			956,470

Other Industrial Products - 1.6%			Real Estate - 0.7%
Brady Corporation Cl. A [c]	27,700	1,028,778	†The St. Joe Company	18,800	871,192
Raven Industries [c]	25,600	914,176
			Total (Cost $5,787,970)		6,782,727
		1,942,954
			Technology – 24.5%
Total (Cost $8,555,201)		13,063,782	Aerospace and Defense - 1.4%
			HEICO Corporation Cl. A	9,200	323,380
Industrial Services – 10.3%			Integral Systems [c]	54,200	1,317,602
Advertising and Publishing - 0.3%			TVI Corporation [a]	154,850	89,813
Journal Register [c]	80,900	362,432
					1,730,795
Commercial Services - 4.7%
†Access Integrated Technologies Cl. A [a,c]	49,800	402,882	Components and Systems - 6.0%
†Administaff [c]	20,000	669,800	Acacia Research-Acacia Technologies [a,c]	97,950	1,582,872
Copart [a,c]	25,000	764,750	DDi Corporation [a,c]	58,600	468,214
eResearch Technology [a,c]	25,000	237,750	Komag [a,c]	27,200	867,408
Global Sources [a,c]	13,015	295,440	Newport Corporation [a,c]	99,400	1,538,712
Hewitt Associates Cl. A [a,c]	20,000	640,000	Richardson Electronics	132,400	1,224,700
MPS Group [a,c]	33,000	441,210	†SCM Microsystems [a,c]	69,853	209,559
†Metalico [a,c]	77,700	617,715	Technitrol [c]	42,800	1,227,076
PDI [a]	43,400	445,284
PeopleSupport [a,c]	56,700	643,545			7,118,541
†StarTek [a,c]	44,300	477,997
			Distribution - 0.9%
		5,636,373	†China 3C Group [a]	91,600	567,004
			†Mattson Technology [a,c]	48,300	468,510
Engineering and Construction - 1.9%
†Great Lakes Dredge & Dock [a,c]	23,000	218,500			1,035,514
Hanfeng Evergreen [a]	45,300	510,303
†Integrated Electrical Services [a,c]	46,200	1,523,214	Internet Software and Services - 1.9%
			CNET Networks [a,c]	53,700	439,803
		2,252,017	Jupitermedia Corporation [a,c]	100,000	728,000
			†Marchex Cl. B [c]	69,900	1,140,768
Food and Tobacco Processors - 0.4%
Sunopta [a]	41,170	459,046			2,308,571

Industrial Distribution - 1.6%			IT Services - 2.5%
Ritchie Bros. Auctioneers	31,000	1,941,220	BearingPoint [a,c]	75,000	548,250
			Forrester Research [a,c]	30,000	843,900
Transportation and Logistics - 1.4%			MAXIMUS	8,600	373,068
ABX Air [a,c]	65,900	531,154	Perot Systems Cl. A [a,c]	50,000	852,000
Dynamex [a,c]	2,100	53,613	Sapient Corporation [a,c]	54,800	423,604
UTI Worldwide [c]	18,000	482,220
Universal Truckload Services [a,c]	28,100	558,347			3,040,822

		1,625,334	Semiconductors and Equipment - 6.2%
			†Actions Semiconductor ADR [a,c]	159,300	979,695
Total (Cost $8,742,273)		12,276,422	Cognex Corporation [c]	38,500	866,635
			Diodes [a,c]	31,000	1,294,870
Natural Resources – 5.7%			†Dolby Laboratories Cl. A [a]	34,700	1,228,727
Energy Services - 2.4%			Exar Corporation [a,c]	87,550	1,173,170
Carbo Ceramics [c]	16,800	736,008	†Integrated Device Technology [a]	50,600	772,662
†Green Plains Renewable Energy [a,c]	17,800	312,746	Jazz Technologies (Units) [a]	80,000	368,000
Universal Compression Holdings [a,c]	17,600	1,275,472	Supertex [a,c]	21,500	673,810
Willbros Group [a]	16,100	477,848
					7,357,569
		2,802,074
			Software - 2.2%
Oil and Gas - 1.8%			Advent Software [a,c]	15,000	488,250
CE Franklin [a]	8,360	97,394	†OpenTV Cl. A [a,c]	387,600	821,712
†Edge Petroleum [a,c]	50,000	700,500	†SkillSoft ADR [a,c]	94,600	878,834
†SEACOR Holdings [a,c]	10,000	933,600	Trintech Group ADR [a,c]	89,090	405,360

					2,594,156

68 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce Opportunity Fund

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			COMMON STOCKS – 93.5%
Telecommunications - 3.4%
†ADC Telecommunications [a,c]	21,600	$395,928	Consumer Products – 5.3%
ADTRAN [c]	30,400	789,488	Apparel and Shoes - 2.5%
Comtech Telecommunications [a,c]	18,200	844,844	Bernard Chaus [a]	884,558	$716,492
InPhonic [a,c]	139,600	650,536	dELiA*s [a,c]	927,450	7,076,443
†Partner Communications ADR [c]	26,800	432,552	Hanesbrands [a,c]	617,200	16,682,916
Radyne [a]	53,000	565,510	Hartmarx Corporation [a]	1,389,500	11,074,315
†UCN [a,c]	82,578	355,085	Kellwood Company	483,700	13,601,644
			Quiksilver [a,c]	286,400	4,046,832
		4,033,943	Warnaco Group (The) [a,c]	431,079	16,958,648

Total (Cost $27,114,235)		29,219,911			70,157,290

Miscellaneous [e] – 4.0%			Home Furnishing and Appliances - 0.8%
Total (Cost $4,424,352)		4,734,086	American Technology [a,c]	713,700	2,690,649
			Furniture Brands International	645,000	9,159,000
TOTAL COMMON STOCKS			La-Z-Boy [c]	824,200	9,445,332
(Cost $84,562,237)		103,326,146
					21,294,981
PREFERRED STOCK – 0.9%
†Edge Petroleum 5.75% Ser. A Conv.	20,600	1,108,280	Publishing - 1.4%
			McClatchy Company (The) Cl. A	493,400	12,487,954
TOTAL PREFERRED STOCK			Media General Cl. A	291,800	9,708,186
(Cost $1,030,000)		1,108,280	Scholastic Corporation [a,c]	506,900	18,217,986

REPURCHASE AGREEMENT – 11.1%					40,414,126
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,			Other Consumer Products - 0.6%
maturity value $13,208,611 (collateralized			NexCen Brands [a,c]	898,846	10,013,144
by obligations of various U.S. Government			Universal Electronics [a]	152,300	5,531,536
Agencies, valued at $13,536,327)
(Cost $13,203,000)		13,203,000			15,544,680

COLLATERAL RECEIVED FOR SECURITIES			Total (Cost $134,030,830)		147,411,077
LOANED – 22.7%
Money Market Funds			Consumer Services – 8.1%
State Street Navigator Securities Lending			Direct Marketing - 0.1%
Prime Portfolio (7 day yield-5.27%)			Alloy [a]	399,700	3,997,000
(Cost $27,039,273)		27,039,273
			Leisure and Entertainment - 1.5%
TOTAL INVESTMENTS – 121.3%			Carmike Cinemas [c]	330,774	7,263,797
(Cost $125,834,510)		144,676,699	†Cinemark Holdings [a,c]	635,700	11,372,673
			Regal Entertainment Group Cl. A	758,000	16,622,940
LIABILITIES LESS CASH			Steinway Musical Instruments	220,600	7,630,554
AND OTHER ASSETS – (21.3)%		(25,398,519)
					42,889,964
NET ASSETS – 100.0%		$119,278,180
			Media and Broadcasting - 0.5%
			Ballantyne of Omaha [a]	239,400	1,462,734
			Cox Radio Cl. A [a,c]	812,200	11,565,728

					13,028,462

			Restaurants and Lodgings - 0.9%
			Landry’s Restaurants	611,000	18,488,860
			Rubio’s Restaurants [a,b]	616,900	6,249,197

					24,738,057

			Retail Stores - 4.6%
			Bakers Footwear Group [a,b]	467,366	3,383,730
			Bombay Company (The) [a]	642,205	288,992
			Conn’s [a,c]	442,652	12,642,141
			Cost Plus [a]	419,565	3,557,911
			Dillard’s Cl. A	297,900	10,703,547
			Fred’s Cl. A	747,500	10,001,550
			Gander Mountain [a,c]	219,216	2,488,102
			Krispy Kreme Doughnuts [a,c]	1,606,000	14,871,560
			†MarineMax [a,c]	539,000	10,790,780
			Pacific Sunwear of California [a,c]	574,200	12,632,400
			Restoration Hardware [a,c]	1,403,986	7,834,242
			REX Stores [a,b,c]	561,200	11,128,596
			Saks [a]	611,400	13,053,390
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Consumer Services (continued)			HealthTronics [a,c]	774,300	$3,368,205
Retail Stores (continued)			Home Diagnostics [a]	406,350	4,782,740
Tuesday Morning	447,800	$5,534,808	New Brunswick Scientific [a]	389,874	3,111,195
West Marine [a,c]	547,944	7,539,709	Orthofix International [a,c]	275,700	12,398,229
Wilsons The Leather Experts [a,c]	621,400	1,143,376	Wright Medical Group [a,c]	489,100	11,797,092

		127,594,834			41,218,023

Other Consumer Services - 0.5%			Total (Cost $139,306,614)		150,643,817
Autobytel [a,c]	1,384,329	5,883,398
Lincoln Educational Services [a,c]	464,100	6,896,526	Industrial Products – 22.5%
			Automotive - 0.5%
		12,779,924	Cooper Tire & Rubber	475,500	13,133,310

Total (Cost $208,636,629)		225,028,241	Building Systems and Components - 0.2%
			Lennox International	109,500	3,748,185
Financial Intermediaries – 2.4%			Modtech Holdings [a,c]	657,701	1,775,793
Banking - 1.0%
Cascade Financial	157,975	2,500,744			5,523,978
Centennial Bank Holdings [a,c]	742,601	6,289,830
Fremont General [a,c]	235,100	2,529,676	Construction Materials - 0.8%
Great Lakes Bancorp [a]	460,800	6,087,168	Apogee Enterprises	344,235	9,576,618
Pacific Mercantile Bancorp [a,c]	104,900	1,485,384	Trex Company [a,c]	624,700	12,262,861
Superior Bancorp [a]	186,400	1,906,872
Texas Capital Bancshares [a,c]	317,800	7,102,830			21,839,479

		27,902,504	Industrial Components - 4.3%
			American Technical Ceramics [a]	83,500	1,993,145
Insurance - 1.1%			Barnes Group	627,000	19,863,360
American Equity Investment Life			CTS Corporation	631,000	7,988,460
Holding Company	564,060	6,813,845	Crane Company	422,700	19,211,715
Horace Mann Educators	518,500	11,012,940	Deswell Industries	286,898	3,132,926
Meadowbrook Insurance Group [a,c]	482,600	5,289,296	Gerber Scientific [a,c]	1,104,800	12,837,776
RAM Holdings [a]	410,400	6,463,800	GrafTech International [a,c]	870,960	14,666,966
			Hawk Corporation Cl. A [a,c]	422,500	5,771,350
		29,579,881	Planar Systems [a,c]	685,655	5,135,556
			Timken Company (The)	506,700	18,296,937
Securities Brokers - 0.3%			Zygo Corporation [a]	763,603	10,911,887
Evercore Partners Cl. A	265,800	7,912,866
					119,810,078
Total (Cost $60,909,271)		65,395,251
			Machinery - 4.8%
Financial Services – 0.4%			AGCO Corporation [a,c]	259,500	11,264,895
Other Financial Services - 0.4%			Astec Industries [a]	201,475	8,506,274
Advanta Corporation Cl. B	317,742	9,894,486	Baldwin Technology Cl. A [a]	703,100	4,239,693
			†Chart Industries [a,c]	92,900	2,642,076
Total (Cost $3,409,715)		9,894,486	†EnPro Industries [a,c]	327,300	14,005,167
			FEI Company [a,c]	260,000	8,439,600
Health – 5.4%			Flow International [a]	746,886	9,410,764
Drugs and Biotech - 1.4%			Gardner Denver [a,c]	326,400	13,888,320
Cambrex Corporation	676,100	8,971,847	†Gehl Company [a,c]	208,591	6,332,823
Invitrogen Corporation [a,c]	255,500	18,843,125	Hurco Companies [a,c]	175,150	8,753,997
Par Pharmaceutical Companies [a,c]	460,100	12,988,623	Intermec [a,c]	251,000	6,352,810
			Keithley Instruments	455,800	5,720,290
		40,803,595	LeCroy Corporation [a,b]	712,600	6,926,472
			Mueller Water Products Cl. B	341,675	5,125,125
Health Services - 2.5%			Robbins & Myers	298,100	15,838,053
AMICAS [a]	792,236	2,804,515	Thermadyne Holdings [a,c]	421,500	7,081,200
Albany Molecular Research [a,c]	1,025,700	15,231,645
Allion Healthcare [a,b,c]	1,044,655	6,163,464			134,527,559
Kindred Healthcare [a,c]	394,600	12,122,112
LifePoint Hospitals [a,c]	407,100	15,746,628	Metal Fabrication and Distribution - 2.9%
Medical Staffing Network Holdings [a,c]	863,400	4,705,530	Carpenter Technology	130,400	16,992,424
QuadraMed [a]	478,000	1,457,900	Chaparral Steel	110,600	7,948,822
Quovadx [a,c]	1,206,252	3,775,569	†Claymont Steel Holdings [a,c]	241,822	5,172,573
†RehabCare Group [a,c]	464,525	6,614,836	Commercial Metals	170,200	5,747,654
			Haynes International [a,c]	253,000	21,360,790
		68,622,199	Insteel Industries	563,084	10,135,512

Medical Products and Devices - 1.5%
Del Global Technologies [a]	578,648	1,475,552
Digirad Corporation [a,b]	1,025,122	4,285,010

70 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Engineering and Construction - 1.3%
Metal Fabrication and Distribution (continued)			Champion Enterprises [a,c]	613,300	$6,028,739
NN	483,608	$5,706,574	Comstock Homebuilding Cl. A [a,c]	584,311	1,606,855
Northwest Pipe [a]	218,255	7,763,330	Fleetwood Enterprises [a,c]	1,101,900	9,972,195
			M.D.C. Holdings	176,100	8,516,196
		80,827,679	Matrix Service [a]	425,600	10,576,160

Paper and Packaging - 0.4%					36,700,145
Chesapeake Corporation [c]	375,900	4,725,063
Graphic Packaging [a,c]	1,515,900	7,336,956	Food and Tobacco Processors - 0.9%
			†Andersons (The)	310,854	14,091,012
		12,062,019	Galaxy Nutritional Foods [a,b]	999,900	539,946
			Sunopta [a,c]	962,250	10,729,088
Pumps, Valves and Bearings - 0.6%
CIRCOR International	444,300	17,963,049			25,360,046

Specialty Chemicals and Materials - 4.5%			Printing - 0.4%
Aceto Corporation	1,215,952	11,271,875	Bowne & Co.	545,400	10,640,754
Calgon Carbon [a,c]	993,900	11,529,240
Chemtura Corporation	681,700	7,573,687	Transportation and Logistics - 2.9%
Cytec Industries	244,900	15,617,273	ABX Air [a,c]	1,231,400	9,925,084
Lydall [a]	531,500	7,765,215	AirTran Holdings [a,c]	847,200	9,251,424
Material Sciences [a]	608,900	7,178,931	Atlas Air Worldwide Holdings [a,c]	82,480	4,861,371
Park Electrochemical	493,600	13,909,648	DryShips	484,073	20,999,087
Penford Corporation	348,700	9,516,023	Frontier Airlines Holdings [a,c]	1,015,300	5,685,680
PolyOne Corporation [a,c]	1,307,450	9,400,566	Mesa Air Group [a,c]	858,273	5,673,185
Quaker Chemical	343,500	8,106,600	†OceanFreight [c]	405,005	7,816,596
SGL Carbon ADR [a]	516,400	7,023,040	Overseas Shipholding Group	55,300	4,501,420
Spartech Corporation	465,200	12,351,060	†Velocity Express [a,c]	597,900	514,194
Terra Industries [a]	137,700	3,500,334	YRC Worldwide [a,c]	327,227	12,041,954

		124,743,492			81,269,995

Textiles - 1.0%			Total (Cost $197,298,850)		236,403,311
Albany International Cl. A	380,900	15,403,596
Dixie Group [a]	455,266	5,690,825	Natural Resources – 3.6%
Unifi [a,c]	1,111,400	2,911,868	Energy Services - 1.6%
Wellman	1,205,256	3,663,978	Global Industries [a,c]	558,601	14,981,679
			†Hercules Offshore [a,c]	192,500	6,233,150
		27,670,267	Horizon Offshore [a,c]	587,840	11,286,528
			Newpark Resources [a,c]	1,694,800	13,134,700
Other Industrial Products - 2.5%
Cherokee International [a,c]	314,716	1,554,697			45,636,057
Ferro Corporation	767,100	19,123,803
Interface Cl. A [a]	476,700	8,990,562	Oil and Gas - 1.5%
Koppers Holdings	107,200	3,610,496	Bronco Drilling [a]	375,412	6,160,511
Maxwell Technologies [a,c]	624,700	8,883,234	Pengrowth Energy Trust	692,500	13,219,825
Trinity Industries	192,150	8,366,211	Pioneer Drilling [a,c]	693,100	10,334,121
Walter Industries	605,679	17,540,464	†Stone Energy [a,c]	360,400	12,347,304

		68,069,467			42,061,761

Total (Cost $406,613,468)		626,170,377	Precious Metals and Mining - 0.5%
			Century Aluminum [a,c]	242,306	13,237,177
Industrial Services – 8.5%
Advertising and Publishing - 0.9%			Total (Cost $77,486,226)		100,934,995
Harris Interactive [a,c]	1,074,600	5,749,110
Journal Register	1,527,000	6,840,960	Technology – 33.6%
MDC Partners Cl. A [a]	646,000	5,652,500	Aerospace and Defense - 5.4%
ValueClick [a,c]	177,976	5,243,173	Applied Signal Technology	543,760	8,488,094
			BE Aerospace [a,c]	435,100	17,969,630
		23,485,743	CPI Aerostructures [a,b]	305,100	2,532,330
			Ducommun [a]	454,400	11,691,712
Commercial Services - 2.1%			EDO Corporation	511,800	16,822,866
†Access Integrated Technologies Cl. A [a,c]	401,900	3,251,371	Esterline Technologies [a,c]	352,600	17,034,106
Anacomp Cl. A [a]	105,000	771,750	GenCorp [a]	1,126,400	14,722,048
Furmanite Corporation [a]	1,697,700	13,140,198	Herley Industries [a,c]	391,298	6,405,548
Gevity HR	652,200	12,607,026	Hexcel Corporation [a,c]	868,600	18,301,402
Rentrak Corporation [a]	318,300	4,714,023	Kaman Corporation	644,352	20,097,339
TRC Companies [a,b,c]	1,108,000	16,431,640	Teledyne Technologies [a,c]	320,000	14,704,000
Volt Information Sciences [a,c]	435,500	8,030,620
					148,769,075
		58,946,628

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Technology (continued)
Components and Systems - 5.0%
Analogic Corporation	199,300	$14,650,543
Concurrent Computer [a,c]	1,501,073	2,686,921
Cray [a,c]	1,214,135	9,263,850
Dot Hill Systems [a,c]	1,484,170	5,343,012
Hypercom Corporation [a,c]	1,384,850	8,184,463
InFocus Corporation [a]	345,282	769,979
Interlink Electronics [a,b,c]	787,275	1,180,912
Interphase Corporation [a,b,c]	392,400	4,402,728
Iomega Corporation [a]	1,299,400	6,042,210
KEMET Corporation [a,c]	1,017,800	7,175,490
Lantronix [a]	505,101	707,141
Mercury Computer Systems [a,c]	780,711	9,524,674
Merix Corporation [a,b]	1,074,300	8,476,227
Newport Corporation [a,c]	528,100	8,174,988
OSI Systems [a,c]	530,895	14,519,978
Printronix[b]	359,481	4,673,253
SCM Microsystems [a,b,c]	894,420	2,683,260
Sigmatron International [a,b,c]	284,900	2,675,211
Sparton Corporation [a]	375,997	2,707,178
Spectrum Control [a]	479,000	8,085,520
TTM Technologies [a,c]	616,400	8,013,200
Vishay Intertechnology [a,c]	620,700	9,819,474

		139,760,212

Distribution - 0.8%
Bell Industries [a,b]	468,100	1,708,565
Bell Microproducts [a,c]	787,468	5,134,291
Benchmark Electronics [a,c]	653,650	14,785,563
Data I/O Corporation [a]	372,700	1,241,091

		22,869,510

Internet Software and Services - 3.5%
EarthLink [a,c]	1,228,200	9,174,654
InfoSpace	580,400	13,471,084
Interwoven [a,c]	833,140	11,697,286
†Jupitermedia Corporation [a,c]	565,100	4,113,928
Lionbridge Technologies [a,c]	1,347,010	7,933,889
LookSmart [a,c]	1,025,980	4,001,322
MIVA [a,c]	1,510,124	9,815,806
1-800-Flowers.com Cl. A [a,c]	1,173,900	11,069,877
RealNetworks [a,c]	1,131,815	9,246,929
†S1 Corporation [a,c]	537,213	4,292,332
SupportSoft [a]	1,504,700	8,215,662
Tumbleweed Communications [a]	768,700	1,960,185
Vignette Corporation [a,c]	129,074	2,473,058

		97,466,012

IT Services - 0.5%
CIBER [a,c]	1,233,923	10,093,490
Computer Task Group [a,b]	1,099,500	4,914,765

		15,008,255

Semiconductors and Equipment - 7.3%
†AXT [a,c]	548,742	2,376,053
Actel Corporation [a,c]	584,397	8,128,962
Advanced Energy Industries [a,c]	394,900	8,948,434
†Amtech Systems [a,c]	294,300	2,575,125
ANADIGICS [a,c]	1,165,100	16,066,729
†BTU International [a,c]	214,200	2,953,818
Brooks Automation [a,c]	654,100	11,871,915
California Micro Devices [a,b]	1,307,600	5,295,780
	SHARES	VALUE
Cascade Microtech [a]	212,563	$2,548,630
Cohu	364,600	8,112,350
Cypress Semiconductor [a,c]	621,400	14,472,406
Electroglas [a,b,c]	1,330,827	2,861,278
Fairchild Semiconductor International [a,c]	568,300	10,979,556
GSI Group [a]	1,309,000	12,815,110
†Ikanos Communications [a,c]	560,521	4,265,565
Kulicke & Soffa Industries [a]	930,700	9,744,429
Nanometrics [a,b,c]	1,130,500	7,755,230
PLX Technology [a,c]	494,687	5,520,707
Pericom Semiconductor [a,c]	695,200	7,758,432
Sanmina-SCI Corporation [a,c]	1,548,600	4,847,118
Silicon Storage Technology [a,c]	484,025	1,805,413
TriQuint Semiconductor [a,c]	1,456,800	7,371,408
Varian [a,c]	229,795	12,599,660
Varian Semiconductor Equipment
Associates [a,c]	245,304	9,826,878
Veeco Instruments [a,c]	621,800	12,896,132
White Electronic Designs [a,b,c]	1,319,790	7,654,782

		202,051,900

Software - 4.9%
Aspen Technology [a,c]	878,500	12,299,000
Avid Technology [a,c]	398,462	14,085,632
Borland Software [a,c]	1,771,350	10,521,819
Bottomline Technologies [a,b,c]	1,376,479	16,999,516
Epicor Software [a,c]	952,106	14,157,816
Evans & Sutherland Computer [a,b]	652,825	1,481,913
JDA Software Group [a,c]	717,303	14,080,658
MSC.Software [a,c]	769,000	10,412,260
Majesco Entertainment [a,b,c]	1,508,786	2,263,179
Moldflow Corporation [a]	241,240	5,302,455
Parametric Technology [a,c]	707,966	15,299,145
QAD	1,093,100	9,072,730
SumTotal Systems [a,c]	783,269	6,148,662
Versant Corporation [a]	102,250	2,466,270

		134,591,055

Telecommunications - 6.2%
ADC Telecommunications [a,c]	718,700	13,173,771
C-COR.net [a]	27,744	390,081
Carrier Access [a,c]	1,365,955	6,406,329
Centillium Communications [a]	1,317,923	2,754,459
ClearOne Communications [a,b,c]	710,344	3,338,617
EMS Technologies [a,c]	675,829	14,908,788
General Communication Cl. A [a,c]	427,945	5,481,975
Globecomm Systems [a,c]	456,400	6,672,568
Harmonic [a,c]	950,300	8,429,161
†Harris Stratex Networks Cl. A [a,c]	538,068	9,674,463
MasTec [a,c]	775,200	12,263,664
Network Equipment Technologies [a,b,c]	1,723,400	16,441,236
†Oplink Communications [a,c]	618,201	9,273,015
Optical Cable [a]	268,065	1,377,854
Powerwave Technologies [a,c]	1,441,200	9,656,040
Radyne [a]	893,200	9,530,444
Symmetricom [a,c]	982,700	8,254,680
Tekelec [a,c]	993,900	14,332,038
Tollgrade Communications [a,b]	689,834	7,277,749
UTStarcom [a,c]	1,100,700	6,174,927
WJ Communications [a,c]	993,600	1,738,800

72 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce Special Equity Fund

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
Westell Technologies Cl. A [a]	1,541,500	$4,023,315

		171,573,974

Total (Cost $752,538,748)		932,089,993

Miscellaneous [e]– 3.7%
Total (Cost $104,894,401)		102,084,586

TOTAL COMMON STOCKS
(Cost $2,085,124,752)		2,596,056,134

REPURCHASE AGREEMENTS – 5.7%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $53,910,902 (collateralized
by obligations of various U.S. Government
Agencies, valued at $55,238,525)
(Cost $53,888,000)		53,888,000

Lehman Brothers (Tri-Party),
5.05% dated 6/29/07, due 7/2/07,
maturity value $105,044,188 (collateralized
by obligations of various U.S. Government
Agencies, valued at $107,147,274)
(Cost $105,000,000)		105,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $158,888,000)		158,888,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 12.7%
U.S. Treasury Bonds 3.625%-3.875%
due 4/15/28-4/15/29	$10,477	10,530
U.S. Treasury Notes 0.875%-2.375%
due 4/15/10-1/15/16	13,674	13,701
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.27%)		353,389,087

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $353,413,318)		353,413,318

TOTAL INVESTMENTS – 111.9%
(Cost $2,597,426,070)		3,108,357,452

LIABILITIES LESS CASH
AND OTHER ASSETS – (11.9)%		(331,505,990)

NET ASSETS – 100.0%		$2,776,851,462

	SHARES	VALUE
COMMON STOCKS – 94.1%

Consumer Products – 15.0%
Apparel and Shoes - 3.2%
†Brown Shoe Company	228,402	$5,554,737
†Carter’s [a]	199,200	5,167,248
K-Swiss Cl. A	352,500	9,986,325

		20,708,310

Food/Beverage/Tobacco - 2.9%
Lancaster Colony	450,000	18,850,500

Home Furnishing and Appliances - 7.7%
Ethan Allen Interiors	265,000	9,076,250
Graham Corporation [b]	254,300	7,150,916
Mity Enterprises [a,b]	201,500	4,324,190
National Presto Industries [b]	483,100	30,116,454

		50,667,810

Sports and Recreation - 0.7%
Escalade	486,500	4,543,910

Other Consumer Products - 0.5%
Koss Corporation [b]	188,911	3,547,748

Total (Cost $74,648,413)		98,318,278

Consumer Services – 10.7%
Leisure and Entertainment - 0.5%
Bowl America Cl. A	204,100	3,479,905

Restaurants and Lodgings - 3.4%
CEC Entertainment [a]	229,000	8,060,800
Frisch’s Restaurants [b]	277,000	8,459,580
Jack in the Box [a]	79,600	5,646,824

		22,167,204

Retail Stores - 6.8%
AnnTaylor Stores [a]	287,500	10,183,250
Arden Group Cl. A	115,500	15,754,200
BJ’s Wholesale Club [a]	142,400	5,130,672
Deb Shops	477,500	13,202,875

		44,270,997

Total (Cost $44,961,744)		69,918,106

Financial Services – 2.9%
Insurance Brokers - 2.9%
Hilb Rogal & Hobbs	447,500	19,179,850

Total (Cost $14,102,373)		19,179,850

Health – 6.1%
Medical Products and Devices - 5.5%
Atrion Corporation	74,600	7,310,800
Bio-Rad Laboratories Cl. A [a]	330,000	24,938,100
STERIS Corporation	129,100	3,950,460

		36,199,360

Personal Care - 0.6%
Regis Corporation	96,000	3,672,000

Total (Cost $27,802,675)		39,871,360

Industrial Products – 40.7%
Automotive - 1.6%
Dorman Products [a]	750,000	10,365,000

Construction Materials - 2.6%
Carlisle Companies	275,000	12,790,250

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Construction Materials (continued)
NCI Building Systems [a,c]	83,100	$4,099,323

		16,889,573

Industrial Components - 4.7%
Genlyte Group (The) [a]	147,800	11,608,212
Hubbell Cl. B	130,400	7,070,288
Standex International	426,500	12,129,660

		30,808,160

Machinery - 17.4%
Ampco-Pittsburgh	204,000	8,178,360
Applied Industrial Technologies	215,400	6,354,300
Cascade Corporation	232,700	18,252,988
Hurco Companies [a]	142,500	7,122,150
K-Tron International [a]	84,000	8,515,080
Kennametal	118,800	9,745,164
Nordson Corporation	133,000	6,671,280
Regal-Beloit	215,400	10,024,716
Rofin-Sinar Technologies [a]	360,000	24,840,000
Sun Hydraulics	187,100	9,214,675
Wabtec Corporation	140,200	5,121,506

		114,040,219

Metal Fabrication and Distribution - 7.0%
Carpenter Technology	171,000	22,283,010
Insteel Industries	755,000	13,590,000
Quanex Corporation	202,500	9,861,750

		45,734,760

Paper and Packaging - 0.1%
Greif Cl. A	14,600	870,306

Specialty Chemicals and Materials - 5.9%
Hawkins [b]	547,500	8,458,875
Lubrizol Corporation	184,000	11,877,200
Park Electrochemical	402,500	11,342,450
Schulman (A.)	290,000	7,055,700

		38,734,225

Other Industrial Products - 1.4%
Met-Pro Corporation [b]	578,001	9,080,396

Total (Cost $162,157,195)		266,522,639

Industrial Services – 10.1%
Commercial Services - 2.0%
†Navigant Consulting [a]	255,900	4,749,504
Watson Wyatt Worldwide Cl. A	162,000	8,177,760

		12,927,264

Industrial Distribution - 3.7%
Lawson Products [b]	450,000	17,415,000
Watsco	127,200	6,919,680

		24,334,680

Printing - 3.0%
CSS Industries	489,000	19,369,290

Transportation and Logistics - 1.4%
Arkansas Best	234,200	9,126,774

Total (Cost $46,459,785)		65,758,008

Natural Resources – 1.4%
Energy Services - 1.4%
†Trico Marine Services [a]	215,500	8,809,640

Total (Cost $9,016,197)		8,809,640

	SHARES	VALUE
Technology – 5.0%
Components and Systems - 3.5%
†Imation Corporation	149,300	$5,503,198
Rimage Corporation [a]	170,100	5,373,459
Thomas & Betts [a]	206,800	11,994,400

		22,871,057

Semiconductors and Equipment - 1.5%
CyberOptics Corporation [a]	188,100	2,531,826
†MKS Instruments [a]	261,300	7,238,010

		9,769,836

Total (Cost $27,440,671)		32,640,893

Miscellaneous [e] – 2.2%
Total (Cost $13,385,142)		14,329,597

TOTAL COMMON STOCKS
(Cost $419,974,195)		615,348,371

REPURCHASE AGREEMENTS – 6.3%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $16,431,981 (collateralized
by obligations of various U.S. Government
Agencies, valued at $16,835,625)
(Cost $16,425,000)		16,425,000

Lehman Brothers (Tri-Party),
5.05% dated 6/29/07, due 7/2/07,
maturity value $25,010,521 (collateralized
by obligations of various U.S. Government
Agencies, valued at $25,514,970)
(Cost $25,000,000)		25,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $41,425,000)		41,425,000

COLLATERAL RECEIVED FOR
SECURITIES LOANED – 0.3%
Money Market Funds
AIM Liquid Assets Institutional Fund
(7 day yield-5.19%)
(Cost $2,085,900)		2,085,900

TOTAL INVESTMENTS – 100.7%
(Cost $463,485,095)		658,859,271

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.7)%		(4,325,889)

NET ASSETS – 100.0%		$654,533,382

74 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 90.7%

Consumer Products – 8.9%
Apparel and Shoes - 2.5%
Timberland Company Cl. A [a,c]	233,200	$5,874,308
†Tween Brands [a,c]	375,300	16,738,380

		22,612,688

Home Furnishing and Appliances - 0.9%
Ethan Allen Interiors [c]	170,000	5,822,500
Select Comfort [a,c]	150,000	2,433,000

		8,255,500

Sports and Recreation - 3.0%
Thor Industries [c]	464,300	20,958,502
Winnebago Industries [c]	191,600	5,656,032

		26,614,534

Other Consumer Products - 2.5%
Fossil [a,c]	117,400	3,462,126
RC2 Corporation [a,c]	457,953	18,322,700

		21,784,826

Total (Cost $74,887,700)		79,267,548

Consumer Services – 6.3%
Direct Marketing - 0.9%
Nu Skin Enterprises Cl. A [c]	489,600	8,078,400

Leisure and Entertainment - 0.9%
International Speedway Cl. A [c]	157,200	8,286,012

Restaurants and Lodgings - 1.3%
CEC Entertainment [a,c]	316,800	11,151,360

Retail Stores- 3.0%
Buckle (The) [c]	350,400	13,805,760
†Dress Barn (The) [a,c]	450,600	9,246,312
Finish Line (The) Cl. A [c]	404,100	3,681,351

		26,733,423

Other Consumer Services - 0.2%
Corinthian Colleges [a,c]	127,500	2,076,975

Total (Cost $55,717,929)		56,326,170

Financial Intermediaries – 4.1%
Insurance - 1.6%
Assured Guaranty [c]	226,100	6,683,516
†Max Capital Group [c]	281,197	7,957,875

		14,641,391

Securities Brokers - 2.5%
Knight Capital Group Cl. A [a,c]	1,359,000	22,559,400

Total (Cost $36,844,027)		37,200,791

Financial Services – 1.6%
Information and Processing - 0.6%
eFunds Corporation [a,c]	147,800	5,215,862

Investment Management - 1.0%
Federated Investors Cl. B [c]	232,900	8,927,057

Total (Cost $11,465,951)		14,142,919

Health – 3.6%
Drugs and Biotech - 3.0%
Alpharma Cl. A [a,c]	215,900	5,615,559
Endo Pharmaceuticals Holdings [a,c]	306,400	10,488,072
†King Pharmaceuticals [a,c]	534,000	10,925,640

		27,029,271

	SHARES	VALUE
Medical Products and Devices - 0.6%
Vital Signs [c]	88,045	$4,890,900

Total (Cost $28,157,456)		31,920,171

Industrial Products – 23.0%
Building Systems and Components - 1.6%
Drew Industries [a,c]	130,800	4,334,712
Simpson Manufacturing [c]	310,700	10,483,018

		14,817,730

Construction Materials - 1.1%
†Eagle Materials [c]	199,900	9,805,095

Machinery - 6.2%
†Applied Industrial Technologies [c]	203,500	6,003,250
Graco [c]	219,100	8,825,348
†Kennametal	92,400	7,579,572
Lincoln Electric Holdings [c]	183,000	13,585,920
Rofin-Sinar Technologies [a,c]	133,472	9,209,568
Woodward Governor [c]	186,700	10,020,189

		55,223,847

Metal Fabrication and Distribution - 12.3%
Chaparral Steel	256,700	18,449,029
IPSCO	75,200	11,947,776
Metal Management [c]	296,931	13,085,749
†Quanex Corporation [c]	198,800	9,681,560
Reliance Steel & Aluminum [c]	353,400	19,882,284
Schnitzer Steel Industries Cl. A [c]	360,200	17,267,988
Steel Dynamics [c]	472,200	19,789,902

		110,104,288

Specialty Chemicals and Materials - 1.8%
Westlake Chemical [c]	567,700	15,963,724

Total (Cost $163,036,270)		205,914,684

Industrial Services – 9.6%
Commercial Services - 6.1%
†Copart [a,c]	100,000	3,059,000
Heidrick & Struggles International [a,c]	278,300	14,260,092
†Kforce [a,c]	536,300	8,570,074
Korn/Ferry International [a,c]	616,800	16,197,168
†Labor Ready [a,c]	417,600	9,650,736
†Navigant Consulting [a,c]	149,900	2,782,144

		54,519,214

Food and Tobacco Processors - 0.1%
†Sanderson Farms [c]	27,550	1,240,301

Transportation and Logistics - 3.4%
Arkansas Best [c]	313,000	12,197,610
†Heartland Express [c]	556,800	9,075,840
†Pacer International [c]	373,900	8,794,128

		30,067,578

Total (Cost $78,032,307)		85,827,093

Natural Resources – 27.8%
Energy Services - 8.3%
Ensign Energy Services	929,800	16,584,088
Oil States International [a,c]	467,900	19,342,986
Patterson-UTI Energy [c]	518,500	13,589,885
RPC [c]	538,700	9,179,448
Trican Well Service	755,900	15,391,196

		74,087,603

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 75

Schedules of Investments

Royce Value Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas - 9.9%
Cimarex Energy [c]	445,800	$17,568,978
†Frontier Oil [c]	284,100	12,435,057
†Grey Wolf [a,c]	523,100	4,310,344
St. Mary Land & Exploration [c]	378,300	13,853,346
Superior Well Services [a,c]	574,200	14,590,422
Unit Corporation [a]	404,175	25,426,649

		88,184,796

Precious Metals and Mining - 8.6%
Agnico-Eagle Mines	361,200	13,183,800
Gammon Gold [a,c]	711,200	8,975,344
Ivanhoe Mines [a,c]	1,637,500	23,318,000
Meridian Gold [a,c]	322,800	8,902,824
Pan American Silver [a,c]	367,700	9,681,541
Silver Standard Resources [a,c]	381,800	13,122,466

		77,183,975

Real Estate - 1.0%
†The St. Joe Company [c]	190,800	8,841,672

Total (Cost $211,052,438)		248,298,046

Technology – 5.6%
Distribution - 2.1%
CDW Corporation	138,300	11,751,351
Insight Enterprises [a,c]	303,000	6,838,710

		18,590,061

IT Services - 0.8%
Perot Systems Cl. A [a,c]	441,500	7,523,160

Semiconductors and Equipment - 1.5%
Fairchild Semiconductor International [a,c]	227,300	4,391,436
†MKS Instruments [a,c]	331,800	9,190,860

		13,582,296

Software - 1.0%
ManTech International Cl. A [a,c]	282,000	8,694,060

Telecommunications - 0.2%
ADTRAN [c]	75,000	1,947,750

Total (Cost $43,892,726)		50,337,327

Miscellaneous [e]– 0.2%
Total (Cost $1,635,824)		1,644,750

TOTAL COMMON STOCKS
(Cost $704,722,628)		810,879,499

REPURCHASE AGREEMENTS – 9.1%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $26,171,118 (collateralized
by obligations of various U.S. Government
Agencies, valued at $26,815,730)
(Cost $26,160,000)		26,160,000

Lehman Brothers (Tri-Party),
5.05% dated 6/29/07, due 7/2/07,
maturity value $55,023,146 (collateralized
by obligations of various U.S. Government
Agencies, valued at $56,128,225)
(Cost $55,000,000)		55,000,000

VALUE
TOTAL REPURCHASE AGREEMENTS
(Cost $81,160,000)	$81,160,000

COLLATERAL RECEIVED FOR
SECURITIES LOANED – 13.2%
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.27%)
(Cost $118,053,793)	118,053,793

TOTAL INVESTMENTS – 113.0%
(Cost $903,936,421)	1,010,093,292

LIABILITIES LESS CASH
AND OTHER ASSETS – (13.0)%	(116,013,881)

NET ASSETS – 100.0%	$894,079,411

76 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce Value Plus Fund

	SHARES	VALUE
COMMON STOCKS – 89.2%

Consumer Products – 2.8%
Apparel and Shoes - 0.9%
Gildan Activewear Cl. A [a,c]	706,400	$24,222,456

Home Furnishing and Appliances - 0.6%
Select Comfort [a,c]	1,079,300	17,506,246

Sports and Recreation - 0.8%
Thor Industries [c]	480,800	21,703,312

Other Consumer Products - 0.5%
Fossil [a,c]	216,000	6,369,840
†Sonic Solutions [a,c]	551,500	6,954,415

		13,324,255

Total (Cost $68,196,460)		76,756,269

Consumer Services – 7.6%
Direct Marketing - 0.2%
Nu Skin Enterprises Cl. A [c]	283,300	4,674,450

Leisure and Entertainment - 1.2%
DreamWorks Animation SKG Cl. A [a,c]	857,200	24,721,648
International Speedway Cl. A	184,300	9,714,453

		34,436,101

Restaurants and Lodgings - 0.6%
†Cosi [a,b,c]	3,697,600	16,861,056

Retail Stores - 4.1%
A.C. Moore Arts & Crafts [a,c]	995,600	19,523,716
†Casual Male Retail Group [a,b,c]	2,271,300	22,940,130
Christopher & Banks [b,c]	1,850,300	31,732,645
The Men’s Wearhouse	462,100	23,599,447
Pacific Sunwear of California [a]	660,100	14,522,200

		112,318,138

Other Consumer Services - 1.5%
†NutriSystem [a,c]	297,300	20,763,432
Universal Technical Institute [a,c]	803,400	20,398,326

		41,161,758

Total (Cost $198,777,212)		209,451,503

Financial Intermediaries – 5.1%
Banking - 1.1%
Bancorp (The) [a,b,c]	696,300	15,569,268
Enterprise Financial Services [c]	624,800	15,532,528

		31,101,796

Insurance - 0.3%
Assured Guaranty	271,400	8,022,584

Securities Brokers - 2.2%
Knight Capital Group Cl. A [a,c]	2,628,900	43,639,740
†Tradestation Group [a,c]	1,572,700	18,321,955

		61,961,695

Other Financial Intermediaries - 1.5%
MarketAxess Holdings [a,c]	805,000	14,481,950
TSX Group	663,300	25,965,370

		40,447,320

Total (Cost $136,490,662)		141,533,395

Financial Services – 0.8%
Insurance Brokers - 0.5%
†Brown & Brown [c]	525,100	13,201,014

	SHARES	VALUE
Investment Management - 0.3%
Nuveen Investments Cl. A [c]	132,000	$8,203,800

Total (Cost $18,830,749)		21,404,814

Health – 9.8%
Drugs and Biotech - 6.1%
†Alpharma Cl. A [a,c]	894,100	23,255,541
†Arena Pharmaceuticals [a,c]	1,387,000	15,243,130
†Cerus Corporation [a,b,c]	2,061,000	13,932,360
Draxis Health [a]	575,000	3,404,000
Dyax Corporation [a,b]	3,041,060	12,742,041
Elan Corporation ADR [a,c]	607,700	13,326,861
Endo Pharmaceuticals Holdings [a]	650,000	22,249,500
NUCRYST Pharmaceuticals [a,c]	766,000	1,631,580
Perrigo Company [c]	797,100	15,607,218
Pharmanet Development Group [a]	766,300	24,429,644
Theratechnologies [a]	1,914,000	21,058,043
ViroPharma [a,c]	178,300	2,460,540

		169,340,458

Health Services - 1.4%
Cypress Bioscience [a,b,c]	2,048,800	27,167,088
†LHC Group [a,c]	414,000	10,846,800

		38,013,888

Medical Products and Devices - 1.6%
Anika Therapeutics [a,b]	990,395	15,044,100
Caliper Life Sciences [a,c]	1,766,700	8,285,823
HealthTronics [a,b,c]	2,208,000	9,604,800
Possis Medical [a,c]	366,584	3,988,434
Restore Medical [a,c]	567,879	1,067,612
Shamir Optical Industry [a]	637,000	6,268,080

		44,258,849

Personal Care - 0.7%
Inter Parfums [c]	701,000	18,660,620

Total (Cost $235,659,451)		270,273,815

Industrial Products – 12.7%
Automotive - 0.8%
†Keystone Automotive Industries [a]	507,800	21,007,686

Building Systems and Components - 0.5%
Drew Industries [a,c]	461,000	15,277,540

Industrial Components - 0.5%
†CLARCOR [c]	342,100	12,804,803

Machinery - 4.7%
†A.S.V. [a,c]	718,800	12,420,864
†Kennametal	416,100	34,132,683
Lincoln Electric Holdings	133,900	9,940,736
†National Instruments [c]	656,500	21,382,205
†Tennant Company [c]	787,600	28,747,400
Woodward Governor	432,800	23,228,376

		129,852,264

Metal Fabrication and Distribution - 3.8%
†Houston Wire & Cable [c]	808,000	22,955,280
IPSCO	35,100	5,576,688
Metal Management [c]	368,400	16,235,388
Reliance Steel & Aluminum [c]	724,700	40,771,622
Schnitzer Steel Industries Cl. A [c]	404,130	19,373,992

		104,912,970

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report To Shareholders | 77

Schedules of Investments

Royce Value Plus Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials - 0.5%
†Symyx Technologies [a,c]	1,218,400	$14,023,784

Textiles - 0.6%
UniFirst Corporation [c]	347,400	15,302,970

Other Industrial Products - 1.3%
Diebold [c]	236,900	12,366,180
†Raven Industries [c]	641,800	22,918,678

		35,284,858

Total (Cost $276,048,447)		348,466,875

Industrial Services – 9.8%
Commercial Services - 3.4%
eResearch Technology [a,c]	1,569,100	14,922,141
Labor Ready [a]	1,137,600	26,289,936
Liquidity Services [a,c]	291,100	5,466,858
MPS Group [a,c]	542,400	7,251,888
Navigant Consulting [a,c]	1,108,700	20,577,472
†PeopleSupport [a,b,c]	1,801,800	20,450,430

		94,958,725

Engineering and Construction - 0.2%
Dycom Industries [a,c]	199,500	5,981,010

Food and Tobacco Processors - 0.3%
†Sanderson Farms [c]	165,000	7,428,300

Industrial Distribution - 3.7%
†Grainger (W.W.)	287,500	26,751,875
MSC Industrial Direct Cl. A [c]	522,400	28,732,000
Ritchie Bros. Auctioneers	383,000	23,983,460
†Watsco [c]	429,000	23,337,600

		102,804,935

Transportation and Logistics - 2.2%
†Celadon Group [a,b,c]	1,686,200	26,810,580
†Pacer International [c]	847,800	19,940,256
Universal Truckload Services [a,c]	674,600	13,404,302

		60,155,138

Total (Cost $261,160,587)		271,328,108

Natural Resources – 18.1%
Energy Services - 4.8%
Calfrac Well Services	770,800	15,166,363
Carbo Ceramics [c]	375,800	16,463,798
Ensign Energy Services	1,424,900	25,414,785
Pason Systems	1,491,000	23,346,520
Tesco Corporation [a]	717,700	22,643,435
Trican Well Service	1,353,800	27,565,287

		130,600,188

Oil and Gas - 2.0%
Bill Barrett [a,c]	477,500	17,586,325
Unit Corporation [a]	606,300	38,142,333

		55,728,658

Precious Metals and Mining - 10.3%
Agnico-Eagle Mines	928,800	33,901,200
Alamos Gold [a]	1,703,700	8,796,386
Equinox Minerals [a]	2,720,500	8,759,742
†Fronteer Development Group [a]	1,590,100	18,922,190
Gabriel Resources [a]	2,929,600	13,118,228
Gammon Gold [a,c]	2,217,900	27,989,898
International Coal Group [a,c]	3,098,050	18,526,339
Ivanhoe Mines [a,c]	3,147,900	44,826,096
	SHARES	VALUE
Meridian Gold [a,c]	1,034,500	$28,531,510
Northern Orion Resources [a,c]	1,609,600	9,158,624
NovaGold Resources [a,c]	1,402,700	21,082,581
Silver Standard Resources [a,c]	961,000	33,029,570
Silvercorp Metals [a]	987,600	16,734,269
†Uramin [a,c]	158,100	1,254,114

		284,630,747

Other Natural Resources - 1.0%
AMCOL International [c]	995,400	27,184,374

Total (Cost $416,314,370)		498,143,967

Technology – 21.6%
Aerospace and Defense - 0.7%
FLIR Systems [a,c]	442,600	20,470,250

Components and Systems - 2.4%
Digi International [a,c]	1,087,700	16,032,698
†Electro Scientific Industries [a,c]	376,700	7,835,360
Mercury Computer Systems [a,b,c]	1,627,800	19,859,160
†3D Systems [a,c]	876,050	21,787,363

		65,514,581

Distribution - 0.6%
CDW Corporation [a]	183,600	15,600,492

Internet Software and Services - 1.5%
Answers Corporation [a,b,c]	575,010	7,101,373
†Optimal Group Cl. A [a,c]	300,000	2,265,000
Packeteer [a,c]	1,492,100	11,653,301
RealNetworks [a,c]	2,411,000	19,697,870

		40,717,544

IT Services - 2.1%
Entrust [a,b]	3,575,434	14,516,262
Perot Systems Cl. A [a]	1,370,600	23,355,024
RADVision [a]	899,200	18,910,176

		56,781,462

Semiconductors and Equipment - 9.8%
Axcelis Technologies [a,c]	3,097,600	20,103,424
Cirrus Logic [a,c]	1,974,382	16,387,371
†Cognex Corporation [c]	456,700	10,280,317
DTS [a,c]	459,200	9,996,784
Dolby Laboratories Cl. A [a]	694,400	24,588,704
Fairchild Semiconductor International [a,c]	1,027,000	19,841,640
GSI Group [a]	1,496,000	14,645,840
IPG Photonics [a,c]	807,899	16,117,585
MKS Instruments [a,c]	810,900	22,461,930
†Novatel [a,b]	620,700	22,531,410
Photronics [a,c]	999,400	14,871,072
Saifun Semiconductors [a,c]	1,377,200	16,361,136
Skyworks Solutions [a,c]	2,955,900	21,725,865
†Supertex [a,b,c]	906,900	28,422,246
Verigy [a]	469,400	13,429,534

		271,764,858

Software - 3.2%
Activision [a]	399,300	7,454,931
†DivX [a,c]	748,000	11,220,000
Epicor Software [a]	1,107,200	16,464,064
FARO Technologies [a,c]	707,500	22,540,950
†MSC.Software [a,c]	1,358,800	18,398,152
Ulticom [a]	1,446,300	12,582,810

		88,660,907

78 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE
Technology (continued)
Telecommunications - 1.3%
ADTRAN	647,300	$16,810,381
Foundry Networks [a]	936,400	15,600,424
†Optium Corporation [a,c]	256,259	3,241,676

		35,652,481

Total (Cost $531,842,601)		595,162,575

Miscellaneous [e] – 0.9%
Total (Cost $19,668,972)		25,754,758

TOTAL COMMON STOCKS
(Cost $2,162,989,511)		2,458,276,079

REPURCHASE AGREEMENTS – 10.6%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $93,697,805 (collateralized
by obligations of various U.S. Government
Agencies, valued at $95,531,250)
(Cost $93,658,000)		93,658,000

Lehman Brothers (Tri-Party),
5.05% dated 6/29/07, due 7/2/07,
maturity value $200,084,167 (collateralized
by obligations of various U.S. Government
Agencies, valued at $204,088,082)
(Cost $200,000,000)		200,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $293,658,000)		293,658,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR
SECURITIES LOANED – 13.3%
U.S. Treasury Bonds 2.375%-8.875%
due 5/15/17-8/15/29	$1,673,599	1,714,052
U.S. Treasury Notes 1.875%-6.00%
due 1/15/08-7/15/13	1,305,365	1,322,335
U.S. Treasury Strip-Principal
due 5/15/17-5/15/30	190,249	190,249
U.S. Treasury Strip-Interest
due 11/15/10-8/15/23	1,389	1,389
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.27%)		364,037,003

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $367,265,028)		367,265,028

TOTAL INVESTMENTS – 113.1%
(Cost $2,823,912,539)		3,119,199,107

LIABILITIES LESS CASH
AND OTHER ASSETS – (13.1)%		(361,407,163)

NET ASSETS – 100.0%		$2,757,791,944

Royce Technology Value Fund

	SHARES	VALUE
COMMON STOCKS – 81.0%

Advertising and Publishing - 1.5%
Hollywood Media [a]	70,000	$305,200

Total (Cost $308,789)		305,200

Automotive - 1.4%
†US Auto Parts Network [a]	30,000	283,800

Total (Cost $241,277)		283,800

Commercial Services - 2.0%
Kenexa Corporation [a]	5,000	188,550
†PeopleSupport [a]	20,000	227,000

Total (Cost $403,365)		415,550

Components and Systems - 4.9%
Analogic Corporation	2,500	183,775
Digi International [a]	5,000	73,700
OSI Systems [a]	15,000	410,250
†TTM Technologies [a]	27,000	351,000

Total (Cost $763,146)		1,018,725

Distribution - 1.0%
†Brightpoint [a]	15,000	206,850

Total (Cost $183,486)		206,850

Health Services - 1.9%
Eclipsys Corporation [a]	20,000	396,000

Total (Cost $418,063)		396,000

Internet Software and Services - 16.6%
ePresence [a,d]	350,000	0
Internap Network Services [a]	10,000	144,200
Jacada [a]	50,200	173,692
†Kana Software [a]	60,000	186,000
†Kintera [a]	100,000	225,000
†Marchex Cl. B	15,000	244,800
Online Resources [a]	20,000	219,600
†Peer 1 Network Enterprises [a]	150,000	178,831
RealNetworks [a]	30,000	245,100
Saba Software [a]	30,000	153,900
Secure Computing [a]	50,000	379,500
Stamps.com [a]	20,000	275,600
SupportSoft [a]	50,000	273,000
TheStreet.com	30,000	326,400
Web.com [a]	40,000	252,400
Website Pros [a]	20,000	188,400

Total (Cost $3,134,514)		3,466,423

IT Services - 5.0%
†BluePhoenix Solutions [a]	15,000	178,350
Rainmaker Systems [a]	40,000	284,400
Think Partnership [a]	100,000	299,000
TriZetto Group (The) [a]	15,000	290,400

Total (Cost $916,036)		1,052,150

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 79

Schedules of Investments

Royce Technology Value Fund (continued)

	SHARES	VALUE		VALUE
Leisure and Entertainment - 1.1%			TOTAL COMMON STOCKS
New Frontier Media	25,000	$218,000	(Cost $16,204,288)	$16,895,588

Total (Cost $228,765)		218,000	REPURCHASE AGREEMENT – 18.2%
			State Street Bank & Trust Company,
Other Consumer Products - 0.9%			5.10% dated 6/29/07, due 7/2/07,
†Sonic Solutions [a]	15,000	189,150	maturity value $3,794,612 (collateralized
			by obligations of various U.S. Government
Total (Cost $214,298)		189,150	Agencies, valued at $3,890,656)
			(Cost $3,793,000)	3,793,000
Other Consumer Services - 0.8%
Autobytel [a]	40,000	170,000	TOTAL INVESTMENTS – 99.2%
			(Cost $19,997,288)	20,688,588
Total (Cost $168,884)		170,000
			CASH AND OTHER ASSETS
Semiconductors and Equipment - 11.5%			LESS LIABILITIES – 0.8%	174,928
†Brooks Automation [a]	12,500	226,875
†Cabot Microelectronics [a]	6,500	230,685	NET ASSETS – 100.0%	$20,863,516
DTS [a]	10,000	217,700
†Fairchild Semiconductor International [a]	15,500	299,460
†MKS Instruments [a]	19,000	526,300
†Novatel [a]	7,000	254,100
†Semitool [a]	20,000	192,200
†Supertex [a]	10,000	313,400
†Syntax-Brillian Corporation [a]	30,000	147,600

Total (Cost $2,514,185)		2,408,320

Software - 18.5%
†Callidus Software [a]	40,000	324,000
Descartes Systems Group (The) [a]	50,000	206,000
†DivX [a]	30,100	451,500
Epicor Software [a]	20,000	297,400
†Fundtech [a]	15,000	217,350
ILOG ADR [a]	37,500	453,750
IncrediMail [a]	10,000	78,000
JDA Software Group [a]	10,000	196,300
†MSC.Software [a]	22,000	297,880
†OpenTV Cl. A [a]	100,000	212,000
Pegasystems	20,000	218,600
†SeaChange International [a]	30,000	232,800
†SumTotal Systems [a]	25,000	196,250
Transaction Systems Architects Cl. A [a]	10,000	336,600
Tucows [a]	125,000	146,250

Total (Cost $3,799,627)		3,864,680

Telecommunications - 9.6%
ADTRAN	11,000	285,670
American Telecom Services (Warrants) [a]	59,500	26,180
†Captaris [a]	50,000	256,000
†Foundry Networks [a]	19,000	316,540
Intervoice [a]	30,000	249,900
†Ixia [a]	20,000	185,200
†Occam Networks [a]	30,000	299,400
†Optium Corporation [a]	15,000	189,750
PC-Tel [a]	22,000	192,500
UCN [a]	1,500	6,450

Total (Cost $1,987,210)		2,007,590

Miscellaneous [e] - 4.3%
Total (Cost $922,643)		893,150

80 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce 100 Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 86.4%			Health – 1.2%
			Drugs and Biotech - 1.2%
Consumer Products – 6.0%			Perrigo Company	23,300	$456,214
Apparel and Shoes - 1.7%
Columbia Sportswear	4,500	$309,060	Total (Cost $354,859)		456,214
K-Swiss Cl. A	11,200	317,296
			Industrial Products – 23.9%
		626,356	Automotive - 1.1%
			Gentex Corporation	20,100	395,769
Food/Beverage/Tobacco - 0.9%
†B&G Foods Cl. A	25,400	335,280	Building Systems and Components - 1.6%
			Drew Industries [a]	11,500	381,110
Home Furnishing and Appliances - 0.9%			Teleflex	2,700	220,806
Ethan Allen Interiors	10,100	345,925
					601,916
Sports and Recreation - 1.9%
Polaris Industries	6,000	324,960	Industrial Components - 2.2%
Thor Industries	8,300	374,662	CLARCOR	13,800	516,534
			Donaldson Company	8,400	298,620
		699,622
					815,154
Other Consumer Products - 0.6%
Fossil [a]	8,200	241,818	Machinery - 11.9%
			Coherent [a]	9,700	295,947
Total (Cost $1,961,013)		2,249,001	Franklin Electric	9,400	443,492
			†Gardner Denver [a]	6,800	289,340
Consumer Services – 6.8%			Graco	5,900	237,652
Leisure and Entertainment - 0.4%			Kennametal	6,500	533,195
DreamWorks Animation SKG Cl. A [a]	5,300	152,852	Lincoln Electric Holdings	5,700	423,168
			†Mueller Water Products Cl. A	18,800	320,728
Restaurants and Lodgings - 1.2%			†National Instruments	14,500	472,265
CEC Entertainment [a]	12,900	454,080	Nordson Corporation	6,200	310,992
			Rofin-Sinar Technologies [a]	6,400	441,600
Retail Stores - 2.5%			Tennant Company	9,500	346,750
A.C. Moore Arts & Crafts [a]	19,000	372,590	Woodward Governor	7,300	391,791
†Charming Shoppes [a]	32,900	356,307
Tiffany & Co.	4,000	212,240			4,506,920

		941,137	Metal Fabrication and Distribution - 2.6%
			Kaydon Corporation	8,800	458,656
Other Consumer Services - 2.7%			Metal Management	5,600	246,792
Corinthian Colleges [a]	21,200	345,348	†Quanex Corporation	5,800	282,460
MoneyGram International	11,900	332,605
Universal Technical Institute [a]	13,600	345,304			987,908

		1,023,257	Paper and Packaging - 0.8%
			†Greif Cl. A	4,800	286,128
Total (Cost $2,266,228)		2,571,326
			Specialty Chemicals and Materials - 0.7%
			Westlake Chemical	10,100	284,012
Financial Intermediaries – 2.0%
Banking - 1.0%			Other Industrial Products - 3.0%
†BOK Financial	7,200	384,624	Diebold	6,900	360,180
			Raven Industries	12,200	435,662
Securities Brokers - 1.0%			Smith (A.O.) Corporation	8,200	327,098
Knight Capital Group Cl. A [a]	21,400	355,240
					1,122,940
Total (Cost $607,119)		739,864
			Total (Cost $6,983,448)		9,000,747
Financial Services – 6.6%
Information and Processing - 1.9%			Industrial Services – 11.6%
Morningstar [a]	8,500	399,713	Commercial Services - 5.2%
SEI Investments	10,800	313,632	Administaff	12,600	421,974
			Copart [a]	12,000	367,080
		713,345	Grupo Aeroportuario del Centro Norte ADR [a]	9,700	266,459
			Hewitt Associates Cl. A [a]	5,900	188,800
Insurance Brokers - 1.2%			MPS Group [a]	21,700	290,129
Brown & Brown	10,000	251,400	Navigant Consulting [a]	22,200	412,032
Hilb Rogal & Hobbs	4,900	210,014
					1,946,474
		461,414
			Engineering and Construction - 0.9%
Investment Management - 3.5%			†Integrated Electrical Services [a]	10,800	356,076
AllianceBernstein Holding L.P.	5,600	487,704
Federated Investors Cl. B	10,200	390,966
Nuveen Investments Cl. A	6,700	416,405

		1,295,075

Total (Cost $1,815,556)		2,469,834

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 81

Schedules of Investments

Royce 100 Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Software - 2.5%
Industrial Distribution - 1.5%			Epicor Software [a]	29,300	$435,691
MSC Industrial Direct Cl. A	3,600	$198,000	Fair Isaac	5,500	220,660
Ritchie Bros. Auctioneers	5,700	356,934	FARO Technologies [a]	8,200	261,252

		554,934			917,603

Printing - 0.8%			Telecommunications - 1.3%
Courier Corporation	7,775	311,000	ADTRAN	9,700	251,909
			Foundry Networks [a]	15,200	253,232
Transportation and Logistics - 3.2%
Alexander & Baldwin	3,000	159,330			505,141
Arkansas Best	7,900	307,863
†Celadon Group [a]	21,000	333,900	Total (Cost $4,394,919)		5,730,387
Universal Truckload Services [a]	20,900	415,283
			Miscellaneous [e] – 4.5%
		1,216,376	Total (Cost $1,680,576)		1,694,022

Total (Cost $3,925,288)		4,384,860	TOTAL COMMON STOCKS
			(Cost $26,613,804)		32,539,025
Natural Resources – 8.6%
Energy Services - 5.3%			REPURCHASE AGREEMENT – 13.7%
Carbo Ceramics	8,600	376,766	State Street Bank & Trust Company,
Ensign Energy Services	19,300	344,238	5.10% dated 6/29/07, due 7/2/07,
Pason Systems	34,900	546,474	maturity value $5,170,196 (collateralized
Trican Well Service	19,600	399,084	by obligations of various U.S. Government
†Universal Compression Holdings [a]	4,400	318,868	Agencies, valued at $5,300,113)
			(Cost $5,168,000)		5,168,000
		1,985,430
			TOTAL INVESTMENTS – 100.1%
Oil and Gas - 2.6%			(Cost $31,781,804)		37,707,025
Cimarex Energy	8,700	342,867
SEACOR Holdings [a]	2,200	205,392	LIABILITIES LESS CASH
Unit Corporation [a]	6,800	427,788	AND OTHER ASSETS – (0.1)%		(18,584)

		976,047	NET ASSETS – 100.0%		$37,688,441

Other Natural Resources - 0.7%
AMCOL International	10,300	281,293

Total (Cost $2,624,798)		3,242,770

Technology – 15.2%
Aerospace and Defense - 0.9%
HEICO Corporation Cl. A	10,100	355,015

Components and Systems - 4.9%
Dionex Corporation [a]	5,400	383,346
Newport Corporation [a]	20,000	309,600
Plexus Corporation [a]	19,800	455,202
Technitrol	11,200	321,104
Tektronix	10,800	364,392

		1,833,644

Distribution - 0.7%
Benchmark Electronics [a]	11,900	269,178

IT Services - 3.1%
Gartner [a]	12,100	297,539
Perot Systems Cl. A [a]	24,600	419,184
RADVision [a]	7,300	153,519
Sapient Corporation [a]	37,900	292,967

		1,163,209

Semiconductors and Equipment - 1.8%
DTS [a]	9,600	208,992
Diodes [a]	5,500	229,735
Dolby Laboratories Cl. A [a]	7,000	247,870

		686,597

82 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce Discovery Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 94.9%			†NYMAGIC	800	$32,160
			†National Atlantic Holdings Cl. A [a]	2,300	31,947
Consumer Products – 7.2%			SeaBright Insurance Holdings [a]	1,800	31,464
Apparel and Shoes - 2.5%			21st Century Holding Company	1,800	19,332
Lakeland Industries [a]	2,050	$28,413
Stride Rite	2,300	46,598			254,647
Weyco Group	1,358	36,571
			Total (Cost $410,994)		402,626
		111,582
			Financial Services – 0.8%
Food/Beverage/Tobacco - 1.5%			Other Financial Services - 0.8%
Mannatech	2,200	34,958	ASTA Funding	900	34,587
Schiff Nutrition International [a]	4,800	31,440
			Total (Cost $31,844)		34,587
		66,398
			Health – 20.5%
Home Furnishing and Appliances - 1.5%			Drugs and Biotech - 6.1%
American Woodmark	875	30,275	American Oriental Bioengineering [a]	3,600	32,040
Hooker Furniture	1,500	33,660	Bradley Pharmaceuticals [a]	1,600	34,736
Mity Enterprises [a]	100	2,146	Draxis Health [a]	5,300	31,376
			Harvard Bioscience [a]	6,400	33,600
		66,081	Lifecore Biomedical [a]	1,700	26,979
			Neogen Corporation [a]	1,300	37,388
Sports and Recreation - 0.7%			Pharmanet Development Group [a]	1,400	44,632
†Arctic Cat	1,700	33,660	QLT [a]	4,300	31,820

Other Consumer Products - 1.0%					272,571
JAKKS Pacific [a]	1,600	45,024
			Health Services - 3.8%
Total (Cost $280,438)		322,745	†Air Methods [a]	1,400	51,338
			NovaMed [a]	3,700	22,385
Consumer Services – 7.6%			PainCare Holdings [a]	1,098	406
Leisure and Entertainment - 0.7%			†Psychemedics Corporation	1,700	34,697
New Frontier Media	3,600	31,392	RehabCare Group [a]	2,100	29,904
			Res-Care [a]	1,500	31,710
Restaurants and Lodgings - 1.9%
Benihana Cl. A [a]	700	14,000			170,440
Interstate Hotels & Resorts [a]	500	2,610
†Nathan’s Famous [a]	2,100	36,330	Medical Products and Devices - 10.6%
†Steak n Shake [a]	2,000	33,380	Abaxis [a]	1,300	27,118
			†Alpha Pro Tech [a]	10,100	27,573
		86,320	Anika Therapeutics [a]	2,000	30,380
			Cholestech Corporation [a]	2,000	43,980
Retail Stores - 3.0%			Cutera [a]	1,400	34,888
Books-A-Million	1,600	27,104	†Cynosure Cl. A [a]	1,200	43,716
Cache [a]	1,800	23,886	Exactech [a]	1,900	30,552
Shoe Carnival [a]	400	10,996	HealthTronics [a]	4,088	17,783
Village Super Market Cl. A	1,500	71,715	Medical Action Industries [a]	1,400	25,284
			Meridian Bioscience	1,995	43,212
		133,701	Merit Medical Systems [a]	2,800	33,488
			†Natus Medical [a]	2,000	31,840
Other Consumer Services - 2.0%			Quidel [a]	2,800	49,168
Lincoln Educational Services [a]	1,400	20,804	Zoll Medical [a]	1,600	35,696
†Nobel Learning Communities [a]	2,100	30,618
†WPCS International [a]	2,700	35,046			474,678

		86,468	Total (Cost $773,531)		917,689

Total (Cost $316,392)		337,881	Industrial Products – 14.5%
			Automotive - 1.5%
Financial Intermediaries – 9.0%			Commerical Vehicle Group [a]	1,800	33,534
Banking - 3.3%			†Miller Industries [a]	1,400	35,140
†City Bank	1,100	34,661
†First Financial Service	1,100	31,284			68,674
First Regional Bancorp [a]	1,200	30,528
Republic First Bancorp [a]	2,310	22,176	Building Systems and Components - 0.8%
Temecula Valley Bancorp	1,658	29,330	†Lamson & Sessions Company [a]	1,400	37,198

		147,979	Industrial Components - 2.7%
			American Technical Ceramics [a]	2,200	52,514
Insurance - 5.7%
American Safety Insurance Holdings [a]
†Amerisafe [a]	1,900	45,277
Donegal Group Cl. A	1,900	37,297
Mercer Insurance Group	1,700	25,330
	1,600	31,840

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 83

Schedules of Investments

Royce Discovery Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			VAALCO Energy [a]	7,300	$35,259
Industrial Components (continued)
†Ladish Company [a]	800	$34,400			200,608
Zygo Corporation [a]	2,200	31,438
			Precious Metals and Mining - 1.4%
		118,352	†Claude Resources [a]	20,900	29,260
			†International Royalty	5,000	31,800
Machinery - 5.9%
†Core Molding Technologies [a]	4,400	31,460			61,060
EnPro Industries [a]	1,400	59,906
Gehl Company [a]	1,200	36,432	Real Estate - 2.1%
Hurco Companies [a]	800	39,984	AMREP Corporation	600	28,530
K-Tron International [a]	300	30,411	Avatar Holdings [a]	500	38,470
LeCroy Corporation [a]	2,700	26,244	†Gyrodyne Company of America	500	28,725
MTS Systems	900	40,203
					95,725
		264,640
			Total (Cost $418,846)		430,309
Metal Fabrication and Distribution - 2.1%
Friedman Industries	3,300	31,845	Technology – 12.6%
Olympic Steel	1,000	28,660	Aerospace and Defense - 1.8%
Universal Stainless & Alloy Products [a]	900	31,707	Axsys Technologies [a]	2,100	44,919
			†Kaman Corporation	1,200	37,428
		92,212
					82,347
Specialty Chemicals and Materials - 0.7%
†Pioneer Companies [a]	900	30,933	Internet Software and Services - 0.8%
			Imergent [a]	1,500	36,690
Other Industrial Products - 0.8%
†Media Sciences International [a]	5,900	34,692	IT Services - 2.6%
			†BluePhoenix Solutions [a]	3,900	46,371
Total (Cost $541,029)		646,701	†CIBER [a]	4,200	34,356
			Ness Technologies [a]	2,600	33,826
Industrial Services – 8.6%
Commercial Services - 5.6%					114,553
Barrett Business Services	1,400	36,162
†Edgewater Technology [a]	4,300	33,884	Semiconductors and Equipment - 4.0%
Heidrick & Struggles International [a]	1,200	61,488	CyberOptics Corporation [a]	2,400	32,304
Intersections [a]	3,500	35,000	GSI Group [a]	3,600	35,244
RCM Technologies [a]	4,000	31,160	Intevac [a]	2,300	48,898
Rentrak Corporation [a]	1,700	25,177	IXYS Corporation [a]	3,200	26,720
Volt Information Sciences [a]	1,600	29,504	Photronics [a]	2,400	35,712

		252,375			178,878

Food and Tobacco Processors - 1.0%			Software - 2.0%
Imperial Sugar	1,400	43,106	American Software Cl. A	4,700	48,410
			†Versant Corporation [a]	1,600	38,592
Printing - 1.0%
CSS Industries	1,081	42,818			87,002

Transportation and Logistics - 1.0%			Telecommunications - 1.4%
†ExpressJet Holdings [a]	5,400	32,292	Atlantic Tele-Network	1,100	31,504
Vitran Corporation Cl. A [a]	700	14,938	†Qiao Xing Universal Telephone [a]	2,500	30,925

		47,230			62,429

Total (Cost $353,687)		385,529	Total (Cost $484,894)		561,899

Natural Resources – 9.6%			Miscellaneous [e] – 4.5%
Energy Services - 1.6%			Total (Cost $252,988)		199,351
Trico Marine Services [a]	900	36,792
†Union Drilling [a]	2,200	36,124	TOTAL COMMON STOCKS
			(Cost $3,864,643)		4,239,317
		72,916
			REPURCHASE AGREEMENT – 5.0%
Oil and Gas - 4.5%			State Street Bank & Trust Company,
†Brigham Exploration Company [a]	5,300	31,111	5.10% dated 6/29/07, due 7/2/07,
†Bronco Drilling [a]	1,900	31,179	maturity value $224,095 (collateralized
EnergySouth	700	35,700	by obligations of various U.S. Government
†Magellan Petroleum [a]	21,050	31,785	Agencies, valued at $230,006)
†Superior Well Services [a]	1,400	35,574	(Cost $224,000)		224,000

84 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce Financial Services Fund

	VALUE		SHARES	VALUE
TOTAL INVESTMENTS – 99.9%		COMMON STOCKS – 83.0%
(Cost $4,088,643)	$4,463,317
		Banking - 19.8%
CASH AND OTHER ASSETS		Abigail Adams National Bancorp	1,100	$15,180
LESS LIABILITIES – 0.1%	5,914	†Ameriana Bancorp	3,500	34,825
		BCB Bancorp	2,400	39,624
		†BOK Financial	1,000	53,420
NET ASSETS – 100.0%	$4,469,231	Bancorp Rhode Island	700	26,775
		Bank of Hawaii	200	10,328
		Bank of N.T. Butterfield & Son	1,210	72,600
		Boston Private Financial Holdings	800	21,496
		CFS Bancorp	3,400	49,368
		CNB Financial	3,700	51,652
		Cadence Financial	1,900	37,012
		Center Bancorp	1,323	19,527
		Central Pacific Financial	1,000	33,010
		Centrue Financial	3,200	64,160
		Commercial National Financial	2,800	52,528
		Fauquier Bankshares	2,400	54,480
		First Citizens BancShares Cl. A	125	24,300
		†1st Independence Financial Group	3,400	56,780
		HopFed Bancorp	3,600	57,924
		International Bancshares	687	17,601
		†Kearny Financial	4,000	53,920
		Peapack-Gladstone Financial	2,700	73,089
		Sun Bancorp [a]	882	14,879
		Susquehanna Bancshares	400	8,948
		†Western Alliance Bancorp [a]	900	26,865
		Wilber Corporation	6,100	56,425
		Wilmington Trust	1,100	45,661

		Total (Cost $1,067,359)		1,072,377

		Closed-End Funds - 1.0%
		Central Fund of Canada Cl. A	6,300	57,267

		Total (Cost $50,682)		57,267

		Commercial Services - 2.0%
		†Hewitt Associates Cl. Aa	1,500	48,000
		Watson Wyatt Worldwide Cl. A	1,200	60,576

		Total (Cost $77,290)		108,576

		Information and Processing - 2.6%
		Interactive Data	500	13,390
		Morningstar [a]	1,500	70,538
		SEI Investments	2,000	58,080

		Total (Cost $90,164)		142,008

		Insurance - 8.0%
		Alleghany Corporation [a]	106	43,089
		American National Insurance	200	30,520
		Argonaut Group	800	24,968
		Aspen Insurance Holdings	1,400	39,298
		Assured Guaranty	2,000	59,120
		Baldwin & Lyons Cl. B	1,500	38,970
		CNA Surety [a]	500	9,455
		CRM Holdings [a]	4,800	36,720
		Erie Indemnity Cl. A	200	10,808
		Infinity Property & Casualty	700	35,511

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 85

Schedules of Investments

Royce Financial Services Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Insurance (continued)			Gladstone Commercial	600	$11,760
Montpelier Re Holdings	1,300	$24,102	MFA Mortgage Investments	7,000	50,960
Ohio Casualty	500	21,655
RLI	300	16,785	Total (Cost $177,299)		143,402
Transatlantic Holdings	600	42,678
			Securities Brokers - 12.5%
Total (Cost $347,771)		433,679	Cowen Group [a]	1,900	34,029
			†Dundee Wealth Management	3,000	46,243
Insurance Brokers - 2.8%			Evercore Partners Cl. A	600	17,862
Brown & Brown	2,200	55,308	Greenhill & Co.	600	41,226
Gallagher (Arthur J.) & Co.	1,800	50,184	International Assets Holding [a]	1,000	23,250
Hilb Rogal & Hobbs	1,000	42,860	†Investment Technology Group [a]	1,200	51,996
			†Jefferies Group	1,900	51,262
Total (Cost $139,700)		148,352	KBW [a]	2,000	58,760
			Knight Capital Group Cl. A [a]	1,600	26,560
Investment Management - 19.9%			Lazard Cl. A	600	27,018
AGF Management Cl. B	1,500	51,143	Piper Jaffray [a]	1,100	61,303
ADDENDA Capital	2,800	59,535	Sanders Morris Harris Group	2,500	29,100
†Affiliated Managers Group [a]	500	64,380	Shinko Securities	10,800	55,963
AllianceBernstein Holding L.P.	1,800	156,762	Stifel Financial [a]	1,000	58,890
BKF Capital Group [a]	18,300	42,090	Thomas Weisel Partners Group [a]	2,300	38,295
Calamos Asset Management Cl. A	700	17,885	†Tokai Tokyo Securities	9,400	53,823
Epoch Holding Corporation [a]	2,900	38,831
Federated Investors Cl. B	1,700	65,161	Total (Cost $598,075)		675,580
†GAMCO Investors Cl. A	3,000	168,150
Hennessy Advisors	2,250	29,250	Software - 1.2%
Highbury Financial [a]	10,400	63,960	Advent Software [a]	500	16,275
Highbury Financial (Warrants) [a]	12,600	19,404	Fair Isaac	1,200	48,144
IGM Financial	200	9,720
Janus Capital Group	700	19,488	Total (Cost $47,607)		64,419
Nuveen Investments Cl. A	800	49,720
SPARX Group	50	37,157	Miscellaneous [e] – 2.1%
T. Rowe Price Group	1,000	51,890	Total (Cost $103,427)		113,329
Waddel & Reed Financial Cl. A	2,300	59,823
Westwood Holdings Group	2,200	75,152	TOTAL COMMON STOCKS
			(Cost $3,875,209)		4,491,619
Total (Cost $785,864)		1,079,501
			REPURCHASE AGREEMENT – 21.6%
Other Consumer Services - 0.5%			State Street Bank & Trust Company,
MoneyGram International	1,000	27,950	5.10% dated 6/29/07, due 7/2/07,
			maturity value $1,171,498 (collateralized
Total (Cost $19,367)		27,950	by obligations of various U.S. Government
			Agencies, valued at $1,204,375)
Other Financial Intermediaries - 5.9%			(Cost $1,171,000)		1,171,000
AP Alternative Assets L.P.	2,300	41,975
JAFCO	1,400	64,585	TOTAL INVESTMENTS – 104.6%
KKR Private Equity Investors LLP	800	18,000	(Cost $5,046,209)		5,662,619
Kohlberg Capital	3,000	55,650
MCG Capital	1,000	16,020	LIABILITIES LESS CASH
MVC Capital	3,400	63,954	AND OTHER ASSETS – (4.6)%		(247,399)
RHJ International [a]	2,900	57,305
			NET ASSETS – 100.0%		$5,415,220
Total (Cost $297,276)		317,489

Other Financial Services - 2.0%
Centerline Holding Company	500	9,000
Credit Acceptance [a]	1,066	28,601
†Deutsche Beteiligungs	1,200	48,724
World Acceptance [a]	500	21,365

Total (Cost $73,328)		107,690

Real Estate Investment Trusts - 2.7%
Capital Trust Cl. A	700	23,898
Friedman, Billings, Ramsey Group Cl. A	10,400	56,784

86 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce Dividend Value Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 91.8%			Real Estate Investment Trusts - 7.4%
			†Annaly Capital Management	5,300	$76,426
Consumer Products – 6.1%			†Anworth Mortgage Asset	5,000	45,250
Apparel and Shoes - 0.2%			Capital Trust Cl. A	1,700	58,038
K-Swiss Cl. A	600	$16,998	†DCT Industrial Trust	8,900	95,764
			Friedman, Billings, Ramsey Group Cl. A	20,200	110,292
Food/Beverage/Tobacco - 3.4%			Gladstone Commercial	1,200	23,520
†B&G Foods Cl. A	14,000	184,800	MFA Mortgage Investments	8,000	58,240
†B&G Foods (Units)	2,000	40,420	†Quadra Realty Trust [a]	10,000	125,100
†Tootsie Roll Industries	2,200	60,962	Winthrop Realty Trust	5,329	36,823

		286,182			629,453

Home Furnishing and Appliances - 1.4%			Other Financial Intermediaries - 2.3%
Ethan Allen Interiors	1,400	47,950	Kohlberg Capital	4,700	87,185
Furniture Brands International	4,800	68,160	MCG Capital	1,000	16,020
			MVC Capital	1,500	28,215
		116,110	NGP Capital Resources	3,500	58,514

Sports and Recreation - 1.1%					189,934
†Thor Industries	1,300	58,682
†Winnebago Industries	1,200	35,424	Total (Cost $1,651,114)		1,674,744

		94,106	Financial Services – 13.4%
			Information and Processing - 1.4%
Total (Cost $533,178)		513,396	SEI Investments	4,000	116,160

Consumer Services – 5.0%			Insurance Brokers - 3.2%
Leisure and Entertainment - 0.6%			Brown & Brown	2,900	72,906
†International Speedway Cl. A	600	31,626	Gallagher (Arthur J.) & Co.	4,900	136,612
Regal Entertainment Group Cl. A	800	17,544	Hilb Rogal & Hobbs	1,500	64,290

		49,170			273,808

Restaurants and Lodgings - 0.4%			Investment Management - 8.8%
CBRL Group	900	38,232	AGF Management Cl. B	1,300	44,324
			ADDENDA Capital	3,100	65,914
Retail Stores - 3.3%			AllianceBernstein Holding L.P.	2,300	200,307
Borders Group	1,400	26,684	Federated Investors Cl. B	800	30,664
†Buckle (The)	800	31,520	GAMCO Investors Cl. A	2,200	123,310
†Cato Corporation Cl. A	2,400	52,656	Nuveen Investments Cl. A	1,500	93,225
†Deb Shops	2,200	60,830	†Waddel & Reed Financial Cl. A	3,300	85,833
Dress Barn (The) [a]	3,100	63,612	†Westwood Holdings Group	3,000	102,480
Talbots	400	10,012
Williams-Sonoma	1,100	34,738			746,057

		280,052	Total (Cost $815,077)		1,136,025

Other Consumer Services - 0.7%			Health – 1.9%
MoneyGram International	2,000	55,900	Drugs and Biotech - 0.8%
			†Perrigo Company	3,600	70,488
Total (Cost $411,174)		423,354
			Medical Products and Devices - 0.3%
Financial Intermediaries – 19.8%			Applera Corporation-Applied
Banking - 7.1%			Biosystems Group	800	24,432
BOK Financial	2,400	128,208
Bank of N.T. Butterfield & Son	1,200	72,000	Personal Care - 0.8%
Boston Private Financial Holdings	2,200	59,114	†Inter Parfums	1,200	31,944
Canadian Western Bank	2,400	63,624	Regis Corporation	900	34,425
Fauquier Bankshares	3,900	88,530
Peapack-Gladstone Financial	4,100	110,987			66,369
Timberland Bancorp	3,600	56,520
W Holding Company	7,600	20,064	Total (Cost $140,384)		161,289

		599,047	Industrial Products – 18.0%
			Building Systems and Components - 0.3%
Insurance - 3.0%			†Simpson Manufacturing	900	30,366
†Assured Guaranty	1,000	29,560
†Harleysville Group	2,000	66,720	Construction Materials - 0.9%
†Max Capital Group	1,200	33,960	Eagle Materials	1,500	73,575
OneBeacon Insurance Group Cl. A	2,000	50,660
†State Auto Financial	1,300	39,845	Industrial Components - 2.2%
Transatlantic Holdings	500	35,565	†AMETEK	1,100	43,648
			CLARCOR	1,400	52,402
		256,310

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 87

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Oil and Gas - 8.4%
Industrial Components (continued)			Cimarex Energy	1,900	$74,879
†Hubbell Cl. B	1,600	$86,752	Crosstex Energy	3,300	94,809
			Enterprise GP Holdings L.P.	2,600	98,618
		182,802	†Frontier Oil	900	39,393
			Hiland Holdings GP L.P.	1,100	39,435
Machinery - 3.2%			Hugoton Royalty Trust	3,600	90,828
†Applied Industrial Technologies	1,200	35,400	Magellan Midstream Holdings L.P.	2,300	69,000
Franklin Electric	2,000	94,360	†St. Mary Land & Exploration	1,500	54,930
Graco	1,700	68,476	†Universal Compression Partners L.P.	2,100	76,839
Lincoln Electric Holdings	600	44,544	W&T Offshore	2,400	67,176
†MTS Systems	700	31,269
					705,907
		274,049
			Other Natural Resources - 1.1%
Metal Fabrication and Distribution - 4.7%			Alliance Holdings GP L.P.	3,100	92,256
†Carpenter Technology	400	52,124
Chaparral Steel	1,000	71,870	Total (Cost $897,873)		1,020,851
†Kaydon Corporation	600	31,272
†NN	10,000	118,000	Technology – 4.9%
†Reliance Steel & Aluminum	900	50,634	Components and Systems - 3.0%
Schnitzer Steel Industries Cl. A	700	33,558	Analogic Corporation	1,200	88,212
†Steel Dynamics	1,000	41,910	Nam Tai Electronics	3,400	40,528
			Technitrol	3,900	111,813
		399,368	Tektronix	500	16,870

Paper and Packaging - 2.4%					257,423
AptarGroup	2,000	71,120
†Greif Cl. A	2,200	131,142	Internet Software and Services - 0.5%
			†United Online	2,800	46,172
		202,262
			Software - 0.5%
Specialty Chemicals and Materials - 2.2%			Fair Isaac	1,000	40,120
Balchem Corporation	1,687	30,653
Cabot Corporation	1,300	61,984	Telecommunications - 0.9%
Quaker Chemical	1,000	23,600	CT Communications	2,100	64,071
Westlake Chemical	2,500	70,300	North Pittsburgh Systems	500	10,625

		186,537			74,696

Other Industrial Products - 2.1%			Total (Cost $333,762)		418,411
Quixote Corporation	2,600	48,620
†Raven Industries	2,900	103,559	Utilities – 2.1%
Smith (A.O.) Corporation	600	23,934	ALLETE	600	28,230
			Aqua America	2,000	44,980
		176,113	†SJW	3,100	103,230

Total (Cost $1,371,522)		1,525,072	Total (Cost $153,782)		176,440

Industrial Services – 3.8%			Miscellaneous [e] – 4.7%
Commercial Services - 0.9%			Total (Cost $393,449)		395,465
†Barrett Business Services	1,400	36,162
Kelly Services Cl. A	1,400	38,444	TOTAL COMMON STOCKS
			(Cost $7,013,560)		7,769,796
		74,606
			PREFERRED STOCKS – 1.0%
Transportation and Logistics - 2.0%			Central Parking Finance Trust 5.25% Conv.	1,000	18,150
Alexander & Baldwin	600	31,866	†Edge Petroleum 5.75% Ser. A Conv.	1,200	64,560
†Heartland Express	2,400	39,120
†Landstar System	1,300	62,725	TOTAL PREFERRED STOCKS
†Pacer International	1,600	37,632	(Cost $79,050)		82,710

		171,343	REPURCHASE AGREEMENT – 7.0%
			State Street Bank & Trust Company,
Other Industrial Services - 0.9%			5.10% dated 6/29/07, due 7/2/07,
Landauer	1,600	78,800	maturity value $595,253 (collateralized
			by obligations of various U.S. Government
Total (Cost $312,245)		324,749	Agencies, valued at $613,050)
			(Cost $595,000)		595,000
Natural Resources – 12.1%
Energy Services - 2.6%
†Ensign Energy Services	2,000	35,672
Helmerich & Payne	3,800	134,596
†Patterson-UTI Energy	2,000	52,420

		222,688

88 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce International Value Fund

	VALUE		SHARES	VALUE
TOTAL INVESTMENTS – 99.8%		COMMON STOCKS – 70.1%
(Cost $7,687,610)	$8,447,506
		Austria – 2.5%
CASH AND OTHER ASSETS		†Mayr-Melnhof Karton	1,000	$227,623
LESS LIABILITIES – 0.2%	14,908	†Semperit AG Holding	4,500	193,679

		Total (Cost $424,166)		421,302
NET ASSETS – 100.0%	$8,462,414
		Belgium – 1.1%
		†Van De Velde	3,500	181,382

		Total (Cost $181,510)		181,382

		Belize – 0.8%
		†BB Holdings [a]	21,000	110,697
		†OneSource Services [a]	2,500	32,255

		Total (Cost $120,480)		142,952

		Brazil – 2.1%
		†Duratex	3,700	105,495
		†GP Investments BDR	5,600	246,731

		Total (Cost $280,666)		352,226

		British West Indies – 1.1%
		†Origin Agritech [a]	22,000	181,500

		Total (Cost $179,002)		181,500

		Canada – 18.0%
		†Agnico-Eagle Mines	7,000	255,500
		†Ensign Energy Services	20,800	370,993
		†Fronteer Development Group [a]	26,000	309,400
		†Gabriel Resources [a]	21,000	94,034
		†Gammon Gold [a]	21,000	265,020
		†Ivanhoe Mines [a]	12,000	170,880
		†Latin American Minerals [a]	43,000	33,908
		†Pan American Silver [a]	6,000	157,980
		†Pason Systems	7,600	119,003
		†Red Back Mining [a]	44,800	222,896
		†Silver Standard Resources [a]	10,000	343,700
		†Silvercorp Metals [a]	13,700	232,138
		†Tesco Corporation [a]	5,000	157,750
		†Trican Well Service	15,000	305,421

		Total (Cost $3,027,453)		3,038,623

		Cayman Islands – 1.6%
		†Endeavour Mining Capital	30,400	273,393

		Total (Cost $255,185)		273,393

		Finland – 2.4%
		†CapMan Cl. B	54,000	294,538
		†Vaisala Cl. A	2,100	110,847

		Total (Cost $359,177)		405,385

		France – 4.1%
		†Alten [a]	7,500	295,593
		†Beneteau	1,100	149,832
		†Exel Industries Cl. A	200	24,635
		†Manitou BF	3,500	223,590

		Total (Cost $642,440)		693,650

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 89

Schedules of Investments

Royce International Value Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Germany – 4.5%			TOTAL COMMON STOCKS
†Deutsche Beteiligungs	1,600	$64,966	(Cost $11,514,361)		$11,857,165
†Pfeiffer Vacuum Technology	2,500	241,083
†Rational	1,100	215,652	PREFERRED STOCK – 0.2%
†Takkt	14,000	249,928	Brazil – 0.2%
			†Duratex [a]	1,100	31,649
Total (Cost $752,409)		771,629
			TOTAL PREFERRED STOCK
Ireland – 0.9%			(Cost $30,991)		31,649
†Elan Corporation ADR [a]	7,000	153,510
			REPURCHASE AGREEMENT – 26.1%
Total (Cost $126,473)		153,510	State Street Bank & Trust Company,
			4.80% dated 6/29/07, due 7/2/07,
Italy – 1.3%			maturity value $4,405,762 (collateralized
†Anima Sgrpa	50,000	225,180	by obligations of various U.S. Government
			Agencies, valued at $4,516,503)
Total (Cost $243,129)		225,180	(Cost $4,404,000)		4,404,000

Japan – 1.5%			TOTAL INVESTMENTS – 96.4%
†Ichiyoshi Securities	8,300	120,262	(Cost $15,949,352)		16,292,814
†Mito Securities	32,500	140,162
			CASH AND OTHER ASSETS
Total (Cost $282,652)		260,424	LESS LIABILITIES – 3.6%		609,026

Mexico – 1.1%
†Grupo Simec Ser. B a	43,000	180,701	NET ASSETS – 100.0%		$16,901,840

Total (Cost $193,608)		180,701

Norway – 0.8%
†Ekornes	6,000	136,850

Total (Cost $138,069)		136,850

South Africa – 1.0%
†Uramin [a]	20,700	164,201

Total (Cost $114,460)		164,201

Turkey – 1.1%
†Izmir Demir Celik Sanayii [a]	75,000	180,571

Total (Cost $180,367)		180,571

United Kingdom – 1.8%
†Umbro	95,000	300,462

Total (Cost $324,895)		300,462

United States – 22.4%
†Chaparral Steel	3,500	251,545
†Dynamic Materials	5,700	213,750
†Fossil [a]	6,400	188,736
†Gardner Denver [a]	6,100	259,555
†IPSCO	600	95,328
†Kennametal	1,600	131,248
†Knight Capital Group Cl. A a	26,980	447,868
†LECG Corporation [a]	11,700	176,787
†Lexicon Pharmaceuticals [a]	15,600	50,076
†Lincoln Electric Holdings	5,500	408,320
†Metal Management	12,000	528,840
†Nu Skin Enterprises Cl. A	5,000	82,500
†PeopleSupport [a]	18,000	204,300
†Reliance Steel & Aluminum	6,000	337,560
†Schnitzer Steel Industries Cl. A	5,000	239,700
†Woodward Governor	3,300	177,111

Total (Cost $3,688,220)		3,793,224

90 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

Royce International Smaller-Companies Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 67.4%			Italy – 6.4%
			†Anima Sgrpa	17,000	$76,561
Austria – 4.1%			†Bulgari	3,000	48,359
†Mayr-Melnhof Karton	500	$113,812	†Emak	3,900	32,647
†Semperit AG Holding	2,000	86,079	†Guala Closures	6,800	54,162
			†Nice	6,000	51,810
Total (Cost $193,822)		199,891	†Panariagroup Industrie Ceramiche	4,500	44,339

Belgium – 3.8%			Total (Cost $296,482)		307,878
†Option[a]	3,500	69,682
†Van De Velde	2,200	114,012	Netherlands – 0.5%
			†Boskalis Westminster	600	23,964
Total (Cost $175,410)		183,694
			Total (Cost $18,270)		23,964
Denmark – 0.5%
†Coloplast Cl. B	300	24,416	Norway – 2.2%
			†Ekornes	4,000	91,234
Total (Cost $25,713)		24,416	†Tandberg	700	15,758

Finland – 5.5%			Total (Cost $102,764)		106,992
†CapMan Cl. B	22,300	121,633
†Vacon	1,500	64,458	Sweden – 2.4%
†Vaisala Cl. A	1,500	79,177	†Husqvarna Cl. A	390	5,560
			†Husqvarna Cl. B	1,300	18,533
Total (Cost $231,677)		265,268	†Munters	6,000	94,309

France – 12.7%			Total (Cost $112,590)		118,402
†Alten[a]	2,700	106,414
†Beneteau	500	68,106	Switzerland – 0.4%
†Boiron	1,400	47,162	†Phonak Holding	200	18,011
†Exel Industries Cl. A	250	30,794
†LaCie	3,500	34,960	Total (Cost $15,815)		18,011
†Manitou BF	1,900	121,377
†Neurones	2,400	18,190	Turkey – 1.0%
†Piscines Desjoyaux	500	60,228	†Izmir Demir Celik Sanayii [a]	20,000	48,152
†Somfy	200	65,290
†Trigano	1,000	59,349	Total (Cost $48,056)		48,152

Total (Cost $568,858)		611,870	United Kingdom – 12.2%
			†Aero Inventory	7,500	71,652
Germany – 15.1%			†Bloomsbury Publishing	2,200	8,747
†AS Creation Tapeten	800	54,279	†Candover Investments	1,000	40,664
†Deutsche Beteiligungs	900	36,543	†Clinton Cards	8,700	11,137
†ElringKlinger	600	54,855	†Diploma	4,500	81,599
†Fielmann	600	38,005	†F&C Asset Management	12,000	44,399
†Hugo Boss	600	39,377	†Games Workshop Group	2,300	13,533
†Pfeiffer Vacuum Technology	1,000	96,433	†Haynes Publishing Group	6,000	39,459
†Progress-Werk Oberkirch	1,200	57,170	†Jessops	4,400	1,392
†Rational	400	78,419	†Michael Page International	7,000	73,868
†Sartorius	900	54,681	†New Star Asset Management Group	2,800	25,415
†Takkt	7,000	124,964	†Punch Graphix[a]	10,000	25,503
†Technotrans	1,100	35,731	†Rotork	1,524	27,941
†Viscom	3,500	57,319	†Umbro	32,000	101,208
			†Wolfson Microelectronics[a]	3,400	20,705
Total (Cost $684,861)		727,776
			Total (Cost $580,050)		587,222
Ireland – 0.6%
†Abbey	2,200	30,466	TOTAL COMMON STOCKS
			(Cost $3,087,348)		3,254,002
Total (Cost $32,980)		30,466

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 91

Schedules of Investments	June 30, 2007 (unaudited)

Royce International Smaller-Companies Fund (continued)

VALUE
REPURCHASE AGREEMENT – 29.3%
State Street Bank & Trust Company, 4.80% dated 6/29/07, due 7/2/07, maturity value $1,412,565 (collateralized by obligations of various U.S. Government Agencies, valued at $1,451,733) (Cost $1,412,000)	$1,412,000

TOTAL INVESTMENTS – 96.7%
(Cost $4,499,348)	4,666,002

CASH AND OTHER ASSETS
LESS LIABILITIES – 3.3%	158,006

NET ASSETS – 100.0%	$4,824,008

[a]	Non-income producing.
[b]	At June 30, 2007, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
[c]	All or a portion of these securities were on loan at June 30, 2007.
[d]	Securities for which market quotations are no longer readily available represent 0.0%, 0.0%, 0.2% and 0.0% of net assets for Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund and Royce Technology Value Fund, respectively. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.
[e]	Includes securities first acquired in 2007 and less than 1% of net assets.
†	New additions in 2007.
Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2007 market value.

92 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	June 30, 2007 (unaudited)

	Pennsylvania	Royce	Royce	Royce
	Mutual	Micro-Cap	Premier	Low-Priced
	Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliates	$4,510,261,884	$986,018,413	$2,821,581,041	$3,792,090,852
Affiliated Companies	128,402,597	5,628,660	1,459,794,311	603,196,174
Repurchase agreements (at cost and value)	303,469,000	141,776,000	759,233,000	732,669,000
Cash and foreign currency	150,455	106,673	125,880	243,351
Receivable for investments sold	7,378,879	11,956,128	–	27,811,005
Receivable for capital shares sold	15,590,114	816,435	3,774,525	269,148,972
Receivable for dividends and interest	2,535,158	796,422	2,139,233	2,924,255
Prepaid expenses and other assets	889,037	5,729	31,602	30,173

Total Assets	4,968,677,124	1,147,104,460	5,046,679,592	5,428,113,782

LIABILITIES:
Payable for collateral on loaned securities	97,678,729	139,210,551	13,700,671	70,692,882
Payable for investments purchased	27,764,981	8,089,455	3,084,870	17,210,879
Payable for capital shares redeemed	2,741,304	443,585	2,325,853	283,994,104
Payable for investment advisory fees	2,995,368	1,063,327	3,994,012	4,669,756
Accrued expenses	1,301,138	338,838	1,401,534	1,413,320

Total Liabilities	132,481,520	149,145,756	24,506,940	377,980,941

Net Assets	$4,836,195,604	$997,958,704	$5,022,172,652	$5,050,132,841

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,511,859,644	$688,718,100	$2,971,227,644	$3,410,143,795
Undistributed net investment income (loss)	1,132,611	(11,879,407)	(8,121,517)	(44,468,095)
Accumulated net realized gain (loss) on investments and foreign currency	282,442,561	105,336,490	435,276,063	376,926,591
Net unrealized appreciation (depreciation) on investments and foreign currency	1,040,760,788	215,783,521	1,623,790,462	1,307,530,550

Net Assets	$4,836,195,604	$997,958,704	$5,022,172,652	$5,050,132,841

Investment Class	$3,487,958,293	$740,786,025	$3,957,545,393	$1,436,078
Service Class	59,485,706	25,678,985	242,523,637	4,116,956,473
Consultant Class	1,288,651,546	231,493,694	55,738,320
Institutional Class			437,874,757	931,641,257
W Class			328,391,308
R Class	100,059		99,237	99,033

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	274,097,984	38,762,471	195,583,551	77,537
Service Class	4,696,570	1,350,857	12,065,083	222,473,797
Consultant Class	108,127,631	13,027,803	2,883,178
Institutional Class			21,570,243	50,285,686
W Class			16,221,997
R Class	7,868		4,907	5,350

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$12.73	$19.11	$20.23	$18.52
Service Class (1)	12.67	19.01	20.10	18.51
Consultant Class (1)	11.92	17.77	19.33
Institutional Class (2)			20.30	18.53
W Class (2)			20.24
R Class (1)	12.72		20.22	18.51

* Investments at identified cost	$3,597,905,996	$775,856,599	$2,657,589,771	$3,087,761,328
Market value of loaned securities	92,294,479	133,890,556	13,338,997	67,311,759

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 93

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliates	$5,969,761,797	$131,473,699	$2,789,744,866	$528,881,112
Affiliated Companies	128,836,086	–	159,724,586	88,553,159
Repurchase agreements (at cost and value)	285,596,000	13,203,000	158,888,000	41,425,000
Cash and foreign currency	2,067,865	2,856	473	97,397
Receivable for investments sold	6,543,662	1,939,008	29,441,065	1,042,066
Receivable for capital shares sold	14,237,520	104,376	4,920,247	1,312,056
Receivable for dividends and interest	10,300,384	57,064	794,149	392,498
Prepaid expenses and other assets	40,878	497	14,818	4,427

Total Assets	6,417,384,192	146,780,500	3,143,528,204	661,707,715

LIABILITIES:
Payable for collateral on loaned securities	22,423,735	27,039,273	353,413,318	2,085,900
Payable for investments purchased	17,119,220	253,835	7,544,747	4,130,541
Payable for capital shares redeemed	24,213,040	63,248	2,853,775	279,086
Payable for investment advisory fees	5,031,219	98,275	2,240,104	533,224
Accrued expenses	1,859,494	47,689	624,798	145,582

Total Liabilities	70,646,708	27,502,320	366,676,742	7,174,333

Net Assets	$6,346,737,484	$119,278,180	$2,776,851,462	$654,533,382

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,207,765,912	$92,198,192	$2,056,215,272	$402,183,762
Undistributed net investment income (loss)	24,708,135	114,864	13,127,112	2,161,617
Accumulated net realized gain (loss) on investments and foreign currency	311,284,155	8,122,935	196,576,872	54,813,827
Net unrealized appreciation (depreciation) on investments and foreign currency	1,802,979,282	18,842,189	510,932,206	195,374,176

Net Assets	$6,346,737,484	$119,278,180	$2,776,851,462	$654,533,382

Investment Class	$4,700,369,013	$324,267	$1,981,617,521	$476,199,192
Service Class	342,829,536	113,540,444	350,011,866	2,325,541
Consultant Class	735,986,111	5,413,469	9,456,762	17,681,520
Institutional Class	307,954,388		435,663,500	158,327,129
W Class	259,498,299
R Class	100,137		101,813

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	315,969,150	21,418	134,827,862	21,708,787
Service Class	23,276,055	7,496,619	24,248,770	106,004
Consultant Class	49,556,321	406,062	655,021	822,245
Institutional Class	20,660,008		29,476,105	7,230,668
W Class	17,423,070
R Class	6,720		6,930

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$14.88	$15.14	$14.70	$21.94
Service Class (1)	14.73	15.15	14.43	21.94
Consultant Class (1)	14.85	13.33	14.44	21.50
Institutional Class (2)	14.91		14.78	21.90
W Class (2)	14.89
R Class (1)	14.90		14.69

* Investments at identified cost	$4,295,681,759	$112,631,510	$2,438,538,070	$422,060,095
Market value of loaned securities	21,223,722	26,308,561	341,148,630	2,017,597

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

94 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	Royce	Royce	Royce	Royce
	Value	Value Plus	Technology	100
	Fund	Fund	Value Fund	Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliates	$928,933,292	$2,520,256,158	$16,895,588	$32,539,025
Affiliated Companies	–	305,284,949	–	–
Repurchase agreements (at cost and value)	81,160,000	293,658,000	3,793,000	5,168,000
Cash and foreign currency	12,324	538	154,688	437
Receivable for investments sold	546,171	12,833,698	1,099,463	–
Receivable for capital shares sold	6,252,657	20,137,118	25,925	55,924
Receivable for dividends and interest	368,126	819,860	2,175	18,164
Prepaid expenses and other assets	2,101	4,684	182	172

Total Assets	1,017,274,671	3,152,995,005	21,971,021	37,781,722

LIABILITIES:
Payable for collateral on loaned securities	118,053,793	367,265,028	–	–
Payable for investments purchased	3,492,945	23,153,683	1,078,952	42,953
Payable for capital shares redeemed	751,417	1,984,672	–	4,973
Payable for investment advisory fees	728,970	2,179,160	19,416	31,077
Accrued expenses	168,135	620,518	9,137	14,278

Total Liabilities	123,195,260	395,203,061	1,107,505	93,281

Net Assets	$894,079,411	$2,757,791,944	$20,863,516	$37,688,441

ANALYSIS OF NET ASSETS:
Paid-in capital	$752,814,934	$2,345,694,943	$19,270,054	$29,211,204
Undistributed net investment income (loss)	(590,045)	(8,681,535)	(97,139)	8,041
Accumulated net realized gain (loss) on investments and foreign currency	35,697,059	125,490,582	999,300	2,543,956
Net unrealized appreciation (depreciation) on investments and foreign currency	106,157,463	295,287,954	691,301	5,925,240

Net Assets	$894,079,411	$2,757,791,944	$20,863,516	$37,688,441

Investment Class	$4,093,572	$5,662,364		$949,576
Service Class	690,779,936	2,631,632,296	$20,863,516	36,738,865
Consultant Class	10,229,179	38,803,259
Institutional Class	188,976,724	81,694,025

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	325,633	356,007		103,535
Service Class	54,985,655	165,661,308	2,932,262	4,009,240
Consultant Class	825,025	2,474,509
Institutional Class	15,059,340	5,139,847

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$12.57	$15.91		$9.17
Service Class (1)	12.56	15.89	$7.12	9.16
Consultant Class (1)	12.40	15.68
Institutional Class (2)	12.55	15.89

* Investments at identified cost	$822,776,421	$2,530,254,539	$16,204,288	$26,613,804
Market value of loaned securities	114,684,410	355,261,315

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Technology Value Fund within six months of purchase).
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 95

Statements of Assets and Liabilities

	Royce	Royce	Royce
	Discovery	Financial	Dividend
	Fund	Services Fund	Value Fund
ASSETS:
Investments at value*
Non-Affiliates	$4,239,317	$4,491,619	$7,852,506
Repurchase agreements (at cost and value)	224,000	1,171,000	595,000
Cash and foreign currency	461	879	473
Receivable for investments sold	–	–	10,863
Receivable for capital shares sold	15,200	500	8,736
Receivable for dividends and interest	6,504	8,780	20,285
Prepaid expenses and other assets	27	16	30

Total Assets	4,485,509	5,672,794	8,487,893

LIABILITIES:
Payable for investments purchased	–	245,831	10,947
Payable for capital shares redeemed	303	–	14
Payable for investment advisory fees	–	2,473	5,414
Accrued expenses	15,975	9,270	9,104

Total Liabilities	16,278	257,574	25,479

Net Assets	$4,469,231	$5,415,220	$8,462,414

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,732,476	$4,635,839	$6,994,958
Undistributed net investment income (loss)	(12,208)	39,008	52,645
Accumulated net realized gain (loss) on investments and foreign currency	374,289	123,959	654,909
Net unrealized appreciation (depreciation) on investments and foreign currency	374,674	616,414	759,902

Net Assets	$4,469,231	$5,415,220	$8,462,414

Service Class	$4,469,231	$5,415,220	$8,462,414

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund) Service Class	643,609	724,240	1,155,349

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Service Class (1)	$6.94	$7.48	$7.32

* Investments at identified cost	$3,864,643	$3,875,209	$7,092,610

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

96 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	Royce	Royce
	International	International Smaller-
	Value Fund	Companies Fund
ASSETS:
Investments at value*
Non-Affiliates	$11,888,814	$3,254,002
Repurchase agreements (at cost and value)	4,404,000	1,412,000
Cash and foreign currency	2,539	311
Receivable for capital shares sold	963,808	148,647
Receivable for dividends and interest	6,074	2,747
Prepaid expenses and other assets	14,808	14,811

Total Assets	17,280,043	4,832,518

LIABILITIES:
Payable for investments purchased	355,204	282
Payable for capital shares redeemed	–	–
Payable for investment advisory fees	14,700	–
Accrued expenses	8,299	8,228

Total Liabilities	378,203	8,510

Net Assets	$16,901,840	$4,824,008

ANALYSIS OF NET ASSETS:
Paid-in capital	$16,528,797	$4,600,867
Undistributed net investment income (loss)	(11,418)	17,478
Accumulated net realized gain (loss) on investments and foreign currency	40,985	39,002
Net unrealized appreciation (depreciation) on investments and foreign currency	343,476	166,661

Net Assets	$16,901,840	$4,824,008

Service Class	$16,901,840	$4,824,008

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund) Service Class	1,459,846	437,213

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Service Class (1)	$11.58	$11.03

* Investments at identified cost	$11,545,352	$3,087,348

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 97

Statements of Changes in Net Assets

	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Six months ended		Six months ended		Six months ended
	6/30/07	Year ended	6/30/07	Year ended	6/30/07	Year ended
	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$6,375,969	$3,124,579	$(1,149,412)	$(4,661,873)	$1,928,791	$7,605,840
Net realized gain (loss) on investments and foreign currency	223,269,770	303,312,402	81,004,433	121,801,397	359,642,622	209,556,231
Net change in unrealized appreciation (depreciation) on investments and foreign currency	187,031,213	152,260,760	11,182,558	39,530,655	280,928,187	139,544,353

Net increase (decrease) in net assets from investment operations	416,676,952	458,697,741	91,037,579	156,670,179	642,499,600	356,706,424

DISTRIBUTIONS:
Net investment income
Investment Class	–	(8,666,310)	–	(10,229,702)	–	(15,065,087)
Service Class	–	(112,018)	–	(96,125)	–	(445,228)
Consultant Class	–	–	–	(1,474,554)	–	–
Institutional Class					–	(1,219,250)
W Class					–	(1,248,982)
R Class	–				–
Net realized gain on investments and foreign currency
Investment Class	–	(178,399,126)	–	(64,622,164)	–	(129,214,858)
Service Class	–	(2,503,926)	–	(666,510)	–	(6,749,418)
Consultant Class	–	(76,941,898)	–	(22,098,628)	–	(1,829,813)
Institutional Class					–	(8,529,310)
W Class					–	(10,289,309)
R Class	–				–

Total distributions	–	(266,623,278)	–	(99,187,683)	–	(174,591,255)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	587,414,264	1,201,978,144	73,382,985	211,152,681	231,424,659	820,732,534
Service Class	23,050,714	41,460,068	19,189,059	5,988,190	55,804,502	113,247,042
Consultant Class	108,292,322	281,344,214	7,080,701	46,980,025	2,156,379	11,613,727
Institutional Class					61,446,141	202,179,749
W Class					9,606,756	34,834,895
R Class	100,000				100,000
Distributions reinvested
Investment Class	–	150,746,233	–	69,445,926	–	134,752,804
Service Class	–	2,615,479	–	762,629	–	7,158,489
Consultant Class	–	75,115,893	–	22,843,982	–	1,774,993
Institutional Class					–	8,425,863
W Class					–	10,770,134
R Class	–				–
Value of shares redeemed
Investment Class	(268,888,265)	(487,118,810)	(84,018,093)	(139,673,360)	(414,176,680)	(860,640,681)
Service Class	(8,466,713)	(4,265,946)	(2,297,753)	(2,131,444)	(35,426,476)	(68,352,065)
Consultant Class	(92,989,524)	(152,133,742)	(17,882,799)	(35,222,706)	(4,250,096)	(11,805,167)
Institutional Class					(31,852,805)	(100,573,649)
W Class					(23,222,380)	(42,801,516)
R Class	–				–
Shareholder redemption fees
Investment Class	103,300	224,400	19,460	103,835	62,226	231,832
Service Class	426	–	–	28	13,621	10,651
Consultant Class	25,879	90,736	2,481	36,783	341	7,778

Net increase (decrease) in net assets from capital share transactions	348,642,403	1,110,056,669	(4,523,959)	180,286,569	(148,313,812)	261,567,413

NET INCREASE (DECREASE) IN NET ASSETS	765,319,355	1,302,131,132	86,513,620	237,769,065	494,185,788	443,682,582
NET ASSETS:
Beginning of period	4,070,876,249	2,768,745,117	911,445,084	673,676,019	4,527,986,864	4,084,304,282

End of period	$4,836,195,604	$4,070,876,249	$997,958,704	$911,445,084	$5,022,172,652	$4,527,986,864

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$1,132,611	$(5,243,358)	$(11,879,407)	$(10,729,995)	$(8,121,517)	$(10,050,308)

98 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Six months ended		Six months ended		Six months ended
	6/30/07	Year ended	6/30/07	Year ended	6/30/07	Year ended
	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,907,670)	$(14,978,296)	$38,886,492	$70,275,480	$(11,136)	$6,096
Net realized gain (loss) on investments and foreign currency	309,964,779	409,065,375	214,938,100	299,391,274	6,426,958	8,653,636
Net change in unrealized appreciation (depreciation) on investments and foreign currency	156,044,977	343,628,581	275,075,626	402,615,402	1,602,424	6,296,476

Net increase (decrease) in net assets from investment operations	464,102,086	737,715,660	528,900,218	772,282,156	8,018,246	14,956,208

DISTRIBUTIONS:
Net investment income
Investment Class	–		(28,654,599)	(50,946,082)	–
Service Class	–	(27,697,370)	(2,090,058)	(2,911,841)	–	–
Consultant Class			(996,134)	(1,232,171)	–	–
Institutional Class	–	(5,987,487)	(2,010,750)	(3,385,821)
W Class			(1,522,568)	(2,260,151)
R Class	–		(67)
Net realized gain on investments and foreign currency
Investment Class	–		–	(160,106,616)	–
Service Class	–	(338,749,938)	–	(13,670,906)	–	(7,364,369)
Consultant Class			–	(25,184,238)	–	(324,141)
Institutional Class	–	(50,267,288)	–	(10,453,373)
W Class			–	(7,939,323)
R Class	–		–

Total distributions	–	(422,702 ,083)	(35,274,176)	(278,090,522)	–	(7,688,510)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,401,014		413,760,569	952,576,801	319,200
Service Class	412,300,880	864,208,173	92,623,536	107,821,971	18,659,220	23,980,305
Consultant Class			48,896,926	110,054,247	1,668,129	1,303,591
Institutional Class	312,594,391	628,550,572	48,568,835	99,662,465
W Class			32,046,500	70,724,392
R Class	100,000		100,000
Distributions reinvested
Investment Class	–		25,091,720	188,482,885	–
Service Class	–	349,790,587	2,071,468	16,542,059	–	7,272,453
Consultant Class			953,072	25,520,731	–	324,136
Institutional Class	–	56,254,770	1,812,732	12,531,728
W Class			1,516,988	10,172,186
R Class	–		67
Value of shares redeemed
Investment Class	–		(538,493,573)	(1,333,998,368)	(2,000)
Service Class	(759,979,444)	(1,399,264,508)	(156,810,985)	(97,087,209)	(8,212,104)	(1,861,142)
Consultant Class			(59,532,351)	(108,124,753)	(439,045)	(481,349)
Institutional Class	(54,448,411)	(49,968,076)	(49,020,916)	(66,055,779)
W Class			(13,665,912)	(19,442,976)
R Class	–		–
Shareholder redemption fees
Investment Class	–		136,703	281,770	–
Service Class	24,663	63,474	3,611	2,302	38,045	10,766
Consultant Class			12,637	47,746	453	–

Net increase (decrease) in net assets from capital share transactions	(88,006,907)	449,634,992	(149,928,373)	(30,287,802)	12,031,898	30,548,760

NET INCREASE (DECREASE) IN NET ASSETS	376,095,179	764,648,569	343,697,669	463,903,832	20,050,144	37,816,458
NET ASSETS:
Beginning of period	4,674,037,662	3,909,389,093	6,003,039,815	5,539,135,983	99,228,036	61,411,578

End of period	$5,050,132,841	$4,674,037,662	$6,346,737,484	$6,003,039,815	$119,278,180	$99,228,036

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(44,468,095)	$(42,560,425)	$24,708,135	$21,095,819	$114,864	$126,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 99

Statements of Changes In Net Assets

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/07	Year ended	6/30/07	Year ended	6/30/07	Year ended
	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$13,127,112	$(1,220,309)	$2,161,617	$3,115,682	$201,489	$(495,071)
Net realized gain (loss) on investments and foreign currency	145,405,706	261,639,817	46,000,384	55,154,379	31,707,781	11,739,937
Net change in unrealized appreciation (depreciation) on investments and foreign currency	150,707,298	89,982,937	18,050,151	24,727,892	62,553,559	29,329,469

Net increase (decrease) in net assets from investment operations	309,240,116	350,402,445	66,212,152	82,997,953	94,462,829	40,574,335

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(2,386,267)	–
Service Class	–	–	–	–	–	(623,703)
Consultant Class	–	–	–	–	–	(32)
Institutional Class	–	–	–	(896,270)	–	(30,221)
R Class	–
Net realized gain on investments and foreign currency
Investment Class	–	(194,770,107)	–	(32,306,607)	–
Service Class	–	(30,716,981)	–	(85,015)	–	(8,484,332)
Consultant Class	–	(394,568)	–	(1,237,544)	–	(70,102)
Institutional Class	–	(25,785,180)	–	(10,546,577)	–	(172,358)
R Class	–

Total distributions	–	(251,666,836)	–	(47,458,280)	–	(9,380,748)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	250,547,151	460,025,902	58,977,929	64,568,458	3,859,159
Service Class	105,751,866	139,187,127	1,732,258	692,879	234,509,901	404,126,231
Consultant Class	5,012,360	3,956,233	1,194,038	2,503,244	5,104,617	4,370,437
Institutional Class	161,863,944	102,325,325	25,894,210	16,280,694	162,134,540	17,276,975
R Class	100,000
Distributions reinvested
Investment Class	–	179,955,705	–	31,333,578	–
Service Class	–	30,704,030	–	85,012	–	8,494,055
Consultant Class	–	380,214	–	1,123,035	–	63,290
Institutional Class	–	18,291,310	–	11,362,155	–	202,578
R Class	–
Value of shares redeemed
Investment Class	(303,160,492)	(405,219,952)	(69,104,258)	(207,850,482)	(9,474)
Service Class	(86,492,386)	(49,497,180)	(793,259)	(7,702,979)	(66,007,609)	(104,921,709)
Consultant Class	(420,462)	(81,792)	(2,509,620)	(4,692,537)	(187,258)	(177,677)
Institutional Class	(21,452,427)	(80,836,542)	(31,620,232)	(42,023,743)	(10,567,086)	(3,868,360)
R Class	–
Shareholder redemption fees
Investment Class	85,807	187,962	29,390	21,297	–
Service Class	327	57	666	11	73,483	493,259
Consultant Class	807	389	875	874	1,293	1,568

Net increase (decrease) in net assets from
capital share transactions	111,836,495	399,378,788	(16,198,003)	(134,298,504)	328,911,566	326,060,647

NET INCREASE (DECREASE) IN NET ASSETS	421,076,611	498,114,397	50,014,149	(98,758,831)	423,374,395	357,254,234
NET ASSETS:
Beginning of period	2,355,774,851	1,857,660,454	604,519,233	703,278,064	470,705,016	113,450,782

End of period	$2,776,851,462	$2,355,774,851	$654,533,382	$604,519,233	$894,079,411	$470,705,016

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$13,127,112	$–	$2,161,617	$–	$(590,045)	$(791,534)
100 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Value Plus Fund		Royce Technology Value Fund		Royce 100 Fund

	Six months ended		Six months ended		Six months ended
	6/30/07	Year ended	6/30/07	Year ended	6/30/07	Year ended
	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$(4,499,122)	$(3,686,908)	$(97,139)	$(337,926)	$8,041	$(70,015)
Net realized gain (loss) on investments and foreign currency	111,368,104	37,892,327	2,791,189	(1,614,602)	2,397,834	869,488
Net change in unrealized appreciation (depreciation) on investments and foreign currency	152,531,684	98,110,022	(555,177)	3,882,984	994,705	2,700,547

Net increase (decrease) in net assets from investment operations	259,400,666	132,315,441	2,138,873	1,930,456	3,400,580	3,500,020

DISTRIBUTIONS:
Net investment income
Investment Class	–				–
Service Class	–	(283,348)	–	–	–	–
Consultant Class	–	–
Institutional Class	–	(33,910)
Net realized gain on investments and foreign currency
Investment Class	–				–
Service Class	–	(26,099,551)	–	(856,506)	–	(947,591)
Consultant Class	–	(184,441)
Institutional Class	–	(439,195)

Total distributions	–	(27,040,445)	–	(856,506)	–	(947,591)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	5,392,198				912,087
Service Class	1,132,662,859	1,277,843,910	1,601,327	4,527,651	9,454,710	21,292,793
Consultant Class	23,953,870	12,484,500
Institutional Class	48,836,101	29,484,364
Distributions reinvested
Investment Class	–				–
Service Class	–	23,874,768	–	807,659	–	718,406
Consultant Class	–	182,432
Institutional Class	–	311,013
Value of shares redeemed
Investment Class	–				(14,655)
Service Class	(266,362,302)	(185,960,483)	(3,927,960)	(13,093,590)	(10,759,201)	(6,788,579)
Consultant Class	(1,120,888)	(150,809)
Institutional Class	(2,948,843)	(338,210)
Shareholder redemption fees
Investment Class	–				–
Service Class	405,755	702,898	10,596	20,112	4,381	23,341
Consultant Class	5,973	1,050

Net increase (decrease) in net assets from capital share transactions	940,824,723	1,158,435,433	(2,316,037)	(7,738,168)	(402,678)	15,245,961

NET INCREASE (DECREASE) IN NET ASSETS	1,200,225,389	1,263,710,429	(177,164)	(6,664,218)	2,997,902	17,798,390
NET ASSETS:
Beginning of period	1,557,566,555	293,856,126	21,040,680	27,704,898	34,690,539	16,892,149

End of period	$2,757,791,944	$1,557,566,555	$20,863,516	$21,040,680	$37,688,441	$34,690,539

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(8,681,535)	$(4,182,413)	$(97,139)	$–	$8,041	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 101

Statements of Changes In Net Assets

			Royce Financial
	Royce Discovery Fund		Services Fund		Royce Dividend Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/07	Year ended	6/30/07	Year ended	6/30/07	Year ended
	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$(12,208)	$(14,538)	$29,122	$37,952	$101,976	$79,821
Net realized gain (loss) on investments and foreign currency	366,645	318,086	124,718	149,221	629,148	155,139
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(312,497)	329,738	(80,618)	427,306	(205,233)	584,947

Net increase (decrease) in net assets from investment operations	41,940	633,286	73,222	614,479	525,891	819,907

DISTRIBUTIONS:
Net investment income
Service Class	–	–	–	(33,389)	(78,664)	(59,629)
Net realized gain on investments and foreign currency
Service Class	–	(311,358)	–	(183,157)	–	(130,535)

Total distributions	–	(311,358)	–	(216,546)	(78,664)	(190,164)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Service Class	597,703	645,725	2,378,819	1,886,164	1,902,959	3,384,265
Distributions reinvested
Service Class	–	292,266	–	210,242	76,709	187,204
Value of shares redeemed
Service Class	(576,080)	(466,763)	(1,122,435)	(175,377)	(789,377)	(979,504)
Shareholder redemption fees
Service Class	417	489	5,502	590	5,908	970

Net increase (decrease) in net assets from capital share transactions	22,040	471,717	1,261,886	1,921,619	1,196,199	2,592,935

NET INCREASE (DECREASE) IN NET ASSETS	63,980	793,645	1,335,108	2,319,552	1,643,426	3,222,678
NET ASSETS:
Beginning of period	4,405,251	3,611,606	4,080,112	1,760,560	6,818,988	3,596,310

End of period	$4,469,231	$4,405,251	$5,415,220	$4,080,112	$8,462,414	$6,818,988

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(12,208)	$–	$39,008	$9,886	$52,645	$29,333

102 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce International	Royce International
	Value Fund	Smaller-Companies Fund

	Six months ended	Six months ended
	6/30/07*	6/30/07*
	(unaudited)	(unaudited)
INVESTMENT OPERATIONS:
Net investment income (loss)	$(11,418)	$17,478
Net realized gain (loss) on investments and foreign currency	40,985	39,002
Net change in unrealized appreciation (depreciation) on investments and foreign currency	343,476	166,661

Net increase (decrease) in net assets from investment operations	373,043	223,141

DISTRIBUTIONS:
Net investment income
Service Class	–	–
Net realized gain on investments and foreign currency
Service Class	–	–

Total distributions	–	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Service Class	16,630,551	4,630,644
Distributions reinvested
Service Class	–	–
Value of shares redeemed
Service Class	(103,554)	(29,896)
Shareholder redemption fees
Service Class	1,800	119

Net increase (decrease) in net assets from capital share transactions	16,528,797	4,600,867

NET INCREASE (DECREASE) IN NET ASSETS	16,901,840	4,824,008
NET ASSETS:
Beginning of period	–	–

End of period	$16,901,840	$4,824,008

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(11,418)	$17,478

* The Fund commenced operations on December 29, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 103

Statements of Operations	Six Months Ended June 30, 2007 (unaudited)

	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Premier Fund	Royce Low-Priced Stock Fund	Royce Total Return Fund	Royce Heritage Fund	Royce Opportunity Fund	Royce Special Equity Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$24,161,007	$3,403,203	$8,285,394	$13,090,444	$60,542,713	$433,442	$21,910,359	$2,438,410
Affiliated Companies	423,832	46,514	5,727,866	2,255,506	1,812,951	–	193,741	2,433,400
Interest	6,884,104	3,055,354	13,916,379	17,335,682	12,611,648	287,410	4,629,193	743,017
Securities lending	236,747	260,525	117	373,645	889,053	–	777,174	5,769

Total income	31,705,690	6,765,596	27,929,756	33,055,277	75,856,365	720,852	27,510,467	5,620,596

Expenses:
Investment advisory fees	16,741,123	6,137,853	22,788,721	27,057,055	29,439,715	551,884	12,726,102	3,069,218
Distribution fees	6,151,343	1,142,623	531,420	5,232,954	4,074,296	154,968	448,093	88,665
Shareholder servicing	1,347,952	294,865	1,657,483	2,339,610	2,190,362	48,669	868,245	161,915
Shareholder reports	649,459	245,886	589,805	648,772	752,335	23,887	188,683	53,327
Custody	196,101	45,926	199,514	209,337	280,966	10,199	123,240	29,289
Administrative and office facilities	168,251	37,074	187,384	191,323	248,236	4,085	98,975	24,815
Registration	74,282	26,839	52,171	39,941	69,251	25,522	45,868	19,405
Trustees’ fees	55,066	11,776	58,460	60,513	77,449	5,146	34,830	7,191
Audit	22,016	12,941	22,197	22,271	27,942	6,050	21,180	13,791
Legal	20,732	5,010	23,201	23,899	30,772	934	12,343	3,115
Other expenses	65,492	17,030	85,499	80,683	108,004	3,040	42,758	14,031

Total expenses	25,491,817	7,977,823	26,195,855	35,906,358	37,299,328	834,384	14,610,317	3,484,762
Compensating balance credits	(158,786)	(57,662)	(121,514)	(90,890)	(236,583)	(6,440)	(67,765)	(19,309)
Fees waived by distributor	(54)	–	(53)	(837,318)	(54)	(79,290)	(54)	–
Expenses reimbursed by investment adviser
Investment Class	–	–	–	(11,891)	–	(12,112)	–	–
Service Class	–	(5,153)	(70,045)	–	(89,542)	–	(155,826)	(6,474)
Consultant Class	–	–	–	–	–	(4,554)	–	–
R Class	(3,256)		(3,278)	(3,312)	(3,276)		(3,317)

Net expenses	25,329,721	7,915,008	26,000,965	34,962,947	36,969,873	731,988	14,383,355	3,458,979

Net investment income (loss)	6,375,969	(1,149,412)	1,928,791	(1,907,670)	38,886,492	(11,136)	13,127,112	2,161,617

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliates	221,785,687	82,486,650	265,845,426	225,583,351	209,392,987	6,426,958	145,130,300	43,985,098
Affiliated Companies	1,484,083	(1,482,217)	93,797,196	84,381,428	5,545,113	–	275,406	2,015,286
Net change in unrealized appreciation
(depreciation) on investments and foreign currency	187,031,213	11,182,558	280,928,187	156,044,977	275,075,626	1,602,424	150,707,298	18,050,151

Net realized and unrealized gain (loss) on investments and foreign currency	410,300,983	92,186,991	640,570,809	466,009,756	490,013,726	8,029,382	296,113,004	64,050,535

NET INCREASE (DECREASE) IN NET ASSETS FROM
INVESTMENT OPERATIONS	$416,676,952	$91,037,579	$642,499,600	$464,102,086	$528,900,218	$8,018,246	$309,240,116	$66,212,152

104 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2007(unaudited)

	Royce Value Fund	Royce Value Plus Fund	Royce Technology Value Fund	Royce 100 Fund	Royce Discovery Fund	Royce Financial Services Fund	Royce Dividend Value Fund	Royce International Value Fund	Royce International Smaller- Companies Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$2,771,367	$3,118,822	$7,238	$129,508	$18,897	$46,200	$147,041	$27,818	$36,028
Affiliated Companies	–	186,468	–	–	–	–	–	–	–
Interest	2,034,882	6,438,458	90,725	103,658	3,187	19,807	13,660	2,815	920
Securities lending	20,857	140,232	–	–	–	–	–	–	–

Total income	4,827,106	9,883,980	97,963	233,166	22,084	66,007	160,701	30,633	36,948

Expenses:
Investment advisory fees	3,623,810	10,805,625	146,253	174,883	23,014	24,755	39,284	31,103	14,401
Distribution fees	734,523	2,758,060	25,561	43,176	5,754	6,189	9,821	6,221	2,880
Shareholder servicing	274,677	998,085	12,134	28,466	20,538	5,997	6,378	5,408	5,378
Shareholder reports	77,038	357,624	5,877	4,719	1,724	2,069	2,874	609	439
Custody	34,934	94,167	2,953	4,360	3,046	5,071	3,063	6,539	9,363
Administrative and office facilities	23,350	69,131	864	1,341	183	174	284	61	45
Registration	50,657	99,828	8,380	16,690	6,135	7,797	7,264	15,183	14,931
Trustees’ fees	8,721	26,397	252	2,069	71	86	96	37	23
Audit	12,786	18,365	4,010	4,016	4,002	4,002	4,004	4,001	4,000
Legal	2,841	8,424	109	165	23	446	35	7	5
Other expenses	8,789	20,651	1,732	1,722	1,041	988	1,045	856	872

Total expenses	4,852,126	15,256,357	208,125	281,607	65,531	57,574	74,148	70,025	52,337
Compensating balance credits	(22,298)	(127,075)	(1,535)	(1,351)	(259)	(462)	(501)	(6,317)	(8,860)
Fees waived by investment adviser and distributor	(195,435)	(735,398)	(11,488)	(43,176)	(28,768)	(20,227)	(14,922)	(21,657)	(17,281)
Expenses reimbursed by investment adviser
Investment Class	(8,776)	(8,181)		(11,955)
Service Class	–	–	–	–	(2,212)	–	–	–	(6,726)
Institutional Class	–	(2,601)

Net expenses	4,625,617	14,383,102	195,102	225,125	34,292	36,885	58,725	42,051	19,470

Net investment income (loss)	201,489	(4,499,122)	(97,139)	8,041	(12,208)	29,122	101,976	(11,418)	17,478

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliates	31,707,781	105,800,923	2,791,189	2,397,834	366,645	124,718	629,148	40,985	39,002
Affiliated Companies	–	5,567,181	–	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments and foreign currency	62,553,559	152,531,684	(555,177)	994,705	(312,497)	(80,618)	(205,233)	343,476	166,661

Net realized and unrealized gain (loss) on investments and foreign currency	94,261,340	263,899,788	2,236,012	3,392,539	54,148	44,100	423,915	384,461	205,663

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$94,462,829	$259,400,666	$2,138,873	$3,400,580	$41,940	$73,222	$525,891	$373,043	$223,141

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 105

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Pennsylvania Mutual Fund – Investment Class
†2007	$11.57	$0.03	$1.13	$1.16	$–	$–	$–	$–	$12.73	10.03	%**	$3,487,958	0.87	%*	0.87	%*	0.87	%*	0.56%*	21%
2006	10.78	0.04	1.56	1.60	(0.04)	(0.77)	(0.81)	–	11.57	14.78		2,867,562	0.88		0.87		0.87		0.39	38
2005	10.14	0.05	1.22	1.27	–	(0.63)	(0.63)	–	10.78	12.50		1,864,481	0.90		0.90		0.90		0.49	26
2004	8.88	(0.02)	1.81	1.79	–	(0.53)	(0.53)	–	10.14	20.23		1,243,059	0.89		0.89		0.89		(0.20)	32
2003	6.59	(0.01)	2.66	2.65	–	(0.36)	(0.36)	–	8.88	40.29		839,604	0.93		0.93		0.93		(0.17)	30
2002	7.39	(0.01)	(0.67)	(0.68)	–	(0.12)	(0.12)	–	6.59	(9.22)		462,152	0.94		0.94		0.94		(0.13)	33

Pennsylvania Mutual Fund – Service Class(a)
†2007	$11.53	$0.02	$1.12	$1.14	$–	$–	$–	$–	$12.67	9.89	%**	$59,486	1.06	%*	1.06	%*	1.06	%*	0.39%*	21%
2006	10.77	(0.04)	1.61	1.57	(0.04)	(0.77)	(0.81)	–	11.53	14.49		40,049	1.16		1.16		1.14		0.30	38
2005	10.93	0.02	0.45	0.47	–	(0.63)	(0.63)	–	10.77	4.27	**	104	26.06	*	26.06	*	1.14	*	1.32 *	26

Pennsylvania Mutual Fund – Consultant Class
†2007	$10.89	$(0.02)	$1.05	$1.03	$–	$–	$–	$–	$11.92	9.46	%**	$1,288,652	1.87	%*	1.86	%*	1.86	%*	(0.43)%*	21%
2006	10.25	(0.07)	1.48	1.41	–	(0.77)	(0.77)	–	10.89	13.71		1,163,265	1.87		1.86		1.86		(0.61)	38
2005	9.77	(0.04)	1.15	1.11	–	(0.63)	(0.63)	–	10.25	11.32		904,160	1.89		1.89		1.88		(0.52)	26
2004	8.65	(0.11)	1.76	1.65	–	(0.53)	(0.53)	–	9.77	19.14		753,388	1.89		1.89		1.89		(1.20)	32
2003	6.50	(0.09)	2.60	2.51	–	(0.36)	(0.36)	–	8.65	38.69		484,439	1.94		1.94		1.94		(1.19)	30
2002	7.36	(0.08)	(0.66)	(0.74)	–	(0.12)	(0.12)	–	6.50	(10.07)		266,061	1.97		1.97		1.97		(1.16)	33

Pennsylvania Mutual Fund – R Class(b)
†2007	$12.71	$(0.00)	$0.01	$0.01	$–	$–	$–	$–	$12.72	0.08	%**	$100	31.85	%*	31.85	%*	1.74	%*	(0.32)%*	21%

Royce Micro-Cap Fund – Investment Class
†2007	$17.35	$(0.00)	$1.76	$1.76	$–	$–	$–	$–	$19.11	10.14	%**	$740,786	1.45	%*	1.44	%*	1.44	%*	(0.01)%*	24%
2006	15.90	(0.06)	3.58	3.52	(0.28)	(1.79)	(2.07)	–	17.35	22.31		682,513	1.44		1.43		1.43		(0.31)	42
2005	15.71	(0.10)	1.90	1.80	(0.13)	(1.48)	(1.61)	–	15.90	11.50		497,917	1.49		1.49		1.48		(0.72)	31
2004	14.93	(0.15)	2.47	2.32	–	(1.54)	(1.54)	–	15.71	15.78		473,248	1.56		1.56		1.47		(0.94)	44
2003	10.16	(0.13)	5.47	5.34	–	(0.57)	(0.57)	–	14.93	52.62		431,808	1.67		1.67		1.48		(1.09)	44
2002	11.85	(0.12)	(1.48)	(1.60)	–	(0.10)	(0.10)	0.01	10.16	(13.43)		262,981	1.73		1.73		1.49		(1.05)	31

Royce Micro-Cap Fund – Service Class(c)
†2007	$17.27	$(0.00)	$1.74	$1.74	$–	$–	$–	$–	$19.01	10.08	%**	$25,679	1.75	%*	1.74	%*	1.66	%*	(0.03)%*	24%
2006	15.85	(0.18)	3.65	3.47	(0.26)	(1.79)	(2.05)	–	17.27	22.02		7,521	1.93		1.93		1.66		(0.50)	42
2005	15.68	(0.11)	1.89	1.78	(0.13)	(1.48)	(1.61)	–	15.85	11.39		2,742	2.75		2.75		1.49		(0.72)	31
2004	14.91	(0.16)	2.47	2.31	–	(1.54)	(1.54)	–	15.68	15.73		1,152	3.07		3.07		1.49		(1.06)	44
2003	10.16	(0.15)	5.47	5.32	–	(0.57)	(0.57)	–	14.91	52.42		202	17.16		17.16		1.49		(1.11)	44
2002	10.27	(0.04)	0.03	(0.01)	–	(0.10)	(0.10)	–	10.16	(0.11	)**	7	17.46	*	17.46	*	1.49	*	(1.20)*	31

Royce Micro-Cap Fund – Consultant Class
†2007	$16.21	$(0.08)	$1.64	$1.56	$–	$–	$–	$–	$17.77	9.62	%**	$231,494	2.44	%*	2.42	%*	2.42	%*	(1.00)%*	24%
2006	14.98	(0.21)	3.35	3.14	(0.12)	(1.79)	(1.91)	–	16.21	21.10		221,411	2.44		2.42		2.42		(1.30)	42
2005	14.92	(0.25)	1.79	1.54	–	(1.48)	(1.48)	–	14.98	10.37		173,017	2.49		2.49		2.49		(1.72)	31
2004	14.39	(0.29)	2.36	2.07	–	(1.54)	(1.54)	–	14.92	14.62		169,813	2.56		2.56		2.47		(1.94)	44
2003	9.91	(0.25)	5.30	5.05	–	(0.57)	(0.57)	–	14.39	51.01		144,451	2.74		2.74		2.49		(2.10)	44
2002	11.68	(0.22)	(1.45)	(1.67)	–	(0.10)	(0.10)	–	9.91	(14.31)		68,963	2.78		2.78		2.49		(2.06)	31
(a)	The Class commenced operations on November 8, 2005.
(b)	The Class commenced operations on May 21, 2007.
(c)	The Class commenced operations on August 20, 2002.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2007 (unaudited).
106 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund – Investment Class
†2007	$17.66	$0.01	$2.56	$2.57	$–	$–	$–	$–	$20.23	14.55	%**	$3,957,545	1.09	%*	1.09	%*	1.09	%*	0.09%*	7%
2006	16.86	0.03	1.47	1.50	(0.07)	(0.63)	(0.70)	–	17.66	8.81		3,628,842	1.10		1.09		1.09		0.18	13
2005	15.12	(0.01)	2.59	2.58	–	(0.84)	(0.84)	–	16.86	17.07		3,382,086	1.13		1.13		1.13		(0.09)	20
2004	12.90	(0.06)	2.99	2.93	–	(0.71)	(0.71)	–	15.12	22.82		2,975,348	1.14		1.14		1.14		(0.43)	24
2003	9.39	(0.03)	3.67	3.64	–	(0.13)	(0.13)	–	12.90	38.74		1,713,001	1.16		1.16		1.16		(0.29)	26
2002	10.54	(0.04)	(0.77)	(0.81)	–	(0.34)	(0.34)	–	9.39	(7.75)		848,341	1.17		1.17		1.17		(0.40)	33

Royce Premier Fund – Service Class(a)
†2007	$17.56	$(0.01)	$2.55	$2.54	$–	$–	$–	$–	$20.10	14.46	%**	$242,524	1.36	%*	1.35	%*	1.29	%*	(0.10)%*	7%
2006	16.77	(0.00)	1.46	1.46	(0.04)	(0.63)	(0.67)	–	17.56	8.61		193,860	1.38		1.38		1.29		(0.01)	13
2005	15.07	(0.04)	2.58	2.54	–	(0.84)	(0.84)	–	16.77	16.86		135,927	1.37		1.37		1.29		(0.24)	20
2004	12.89	(0.08)	2.97	2.89	–	(0.71)	(0.71)	–	15.07	22.52		69,759	1.39		1.39		1.29		(0.57)	24
2003	9.39	(0.04)	3.67	3.63	–	(0.13)	(0.13)	–	12.89	38.63		32,307	1.42		1.42		1.29		(0.33)	26
2002	9.48	(0.02)	0.27	0.25	–	(0.34)	(0.34)	–	9.39	2.56	**	7,826	4.69	*	4.69	*	1.29	*	(0.62)*	33

Royce Premier Fund – Consultant Class(b)
†2007	$16.96	$(0.08)	$2.45	$2.37	$–	$–	$–	$–	$19.33	13.97	%**	$55,738	2.09	%*	2.08	%*	2.08	%*	(0.90)%*	7%
2006	16.31	(0.14)	1.42	1.28	–	(0.63)	(0.63)	–	16.96	7.74		50,862	2.12		2.11		2.11		(0.83)	13
2005	14.80	(0.17)	2.52	2.35	–	(0.84)	(0.84)	–	16.31	15.88		47,310	2.17		2.17		2.17		(1.12)	20
2004	12.80	(0.22)	2.93	2.71	–	(0.71)	(0.71)	–	14.80	21.27		26,805	2.35		2.35		2.35		(1.59)	24
2003	10.52	(0.08)	2.49	2.41	–	(0.13)	(0.13)	–	12.80	22.88	**	5,401	4.25	*	4.25	*	2.49	*	(1.22)*	26

Royce Premier Fund – Institutional Class(c)
†2007	$17.71	$0.02	$2.57	$2.59	$–	$–	$–	$–	$20.30	14.62	%**	$437,875	1.01	%*	1.01	%*	1.01	%*	0.18%*	7%
2006	16.91	0.05	1.47	1.52	(0.09)	(0.63)	(0.72)	–	17.71	8.88		355,293	1.01		1.00		1.00		0.27	13
2005	15.15	0.01	2.59	2.60	–	(0.84)	(0.84)	–	16.91	17.17		235,886	1.02		1.02		1.02		0.04	20
2004	12.91	(0.04)	2.99	2.95	–	(0.71)	(0.71)	–	15.15	22.96		104,497	1.06		1.06		1.04		(0.30)	24
2003	9.39	(0.00)	3.65	3.65	–	(0.13)	(0.13)	–	12.91	38.84		24,106	1.14		1.14		1.04		(0.03)	26
2002	9.64	(0.01)	0.10	0.09	–	(0.34)	(0.34)	–	9.39	0.86	**	4,490	1.58	*	1.58	*	1.04	*	(0.28)*	33

Royce Premier Fund – W Class(d)
†2007	$17.67	$0.01	$2.56	$2.57	$–	$–	$–	$–	$20.24	14.54	%**	$328,391	1.04	%*	1.04	%*	1.04	%*	0.14%*	7%
2006	16.87	0.04	1.46	1.50	(0.07)	(0.63)	(0.70)	–	17.67	8.82		299,129	1.08		1.07		1.07		0.20	13
2005	14.37	0.01	3.33	3.34	–	(0.84)	(0.84)	–	16.87	23.25	**	283,095	1.04	*	1.04	*	1.04	*	0.06 *	20

Royce Premier Fund – R Class(e)
†2007	$20.38	$(0.01)	$(0.15)	$(0.16)	$–	$–	$–	$–	$20.22	(0.79	)%**	$99	32.17	%*	32.17	%*	1.74	%*	(0.31)%*	7%

Royce Low-Priced Stock Fund – Investment Class(f)
†2007	$17.06	$0.02	$1.44	$1.46	$–	$–	$–	$–	$18.52	8.56	%**	$1,436	5.09	%*	5.09	%*	1.24	%*	0.41%*	11%
(a)	The Class commenced operations on September 3, 2002.
(b)	The Class commenced operations on June 2, 2003.
(c)	The Class commenced operations on September 17, 2002.
(d)	The Class commenced operations on May 19, 2005.
(e)	The Class commenced operations on May 21, 2007.
(f)	The Class commenced operations on March 15, 2007.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2007 (unaudited).
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 107

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Low-Priced Stock Fund – Service Class
†2007	$16.83	$(0.01)	$1.69	$1.68	$–	$–	$–	$–	$18.51	9.98	%**	$4,116,956	1.52	%*	1.52	%*	1.48%		(0.12)%		11%
2006	15.53	(0.05)	3.00	2.95	(0.12)	(1.53)	(1.65)	–	16.83	18.97		4,065,946	1.51		1.51		1.46		(0.37)		27
2005	15.33	(0.10)	1.58	1.48	–	(1.28)	(1.28)	–	15.53	9.66		3,909,389	1.54		1.54		1.49		(0.68)		21
2004	13.98	(0.14)	2.04	1.90	–	(0.55)	(0.55)	–	15.33	13.64		4,769,417	1.71		1.71		1.49		(1.00)		26
2003	9.75	(0.07)	4.36	4.29	–	(0.06)	(0.06)	–	13.98	44.02		3,046,100	1.94		1.94		1.49		(0.70)		42
2002	11.67	(0.08)	(1.83)	(1.91)	–	(0.02)	(0.02)	0.01	9.75	(16.28)		1,787,172	1.97		1.97		1.49		(0.74)		29

Royce Low-Priced Stock Fund – Institutional Class(a)
†2007	$16.82	$0.02	$1.69	$1.71	$–	$–	$–	$–	$18.53	10.17	%**	$931,641	1.18	%*	1.18	%*	1.18	%*	0.19	%*	11%
2006	15.84	(0.18)	2.87	2.69	(0.18)	(1.53)	(1.71)	–	16.82	16.94	**	608,092	1.20	*	1.19	*	1.19	*	0.02	*	27

Royce Low-Priced Stock Fund – R Class(b)
†2007	$18.69	$0.01	$(0.19)	$(0.18)	$–	$–	$–	$–	$18.51	(0.96	)%**	$99	32.49	%*	32.49	%*	1.74	%*	0.42	%*	11%

Royce Total Return Fund – Investment Class
†2007	$13.75	$0.10	$1.12	$1.22	$(0.09)	$–	$(0.09)	$–	$14.88	8.90	%**	$4,700,369	1.07	%*	1.07	%*	1.07	%*	1.37	%*	12%
2006	12.60	0.18	1.64	1.82	(0.15)	(0.52)	(0.67)	–	13.75	14.54		4,438,964	1.09		1.09		1.09		1.31		25
2005	12.26	0.14	0.87	1.01	(0.12)	(0.55)	(0.67)	–	12.60	8.23		4,258,135	1.12		1.12		1.12		1.13		24
2004	10.69	0.11	1.75	1.86	(0.12)	(0.17)	(0.29)	–	12.26	17.52		3,738,851	1.15		1.15		1.15		1.08		22
2003	8.37	0.11	2.39	2.50	(0.10)	(0.08)	(0.18)	–	10.69	29.99		2,289,013	1.18		1.18		1.18		1.27		20
2002	8.59	0.08	(0.21)	(0.13)	(0.08)	(0.01)	(0.09)	–	8.37	(1.60)		986,455	1.20		1.20		1.20		1.01		22

Royce Total Return Fund – Service Class(c)
†2007	$13.61	$0.08	$1.11	$1.19	$(0.07)	$–	$(0.07)	$–	$14.73	8.76	%**	$342,830	1.33	%*	1.33	%*	1.29	%*	1.15	%*	12%
2006	12.46	0.15	1.63	1.78	(0.11)	(0.52)	(0.63)	–	13.61	14.32		371,755	1.34		1.34		1.29		1.12		25
2005	12.12	0.12	0.86	0.98	(0.09)	(0.55)	(0.64)	–	12.46	8.07		315,602	1.36		1.36		1.29		0.98		24
2004	10.57	0.10	1.72	1.82	(0.10)	(0.17)	(0.27)	–	12.12	17.38		261,212	1.38		1.38		1.29		0.95		22
2003	8.28	0.11	2.34	2.45	(0.08)	(0.08)	(0.16)	–	10.57	29.71		131,813	1.45		1.45		1.28		1.28		20
2002	8.59	0.07	(0.29)	(0.22)	(0.08)	(0.01)	(0.09)	–	8.28	(2.65	)**	12,302	1.54	*	1.54	*	1.28	*	0.97	*	22

Royce Total Return Fund – Consultant Class
†2007	$13.73	$0.03	$1.11	$1.14	$(0.02)	$–	$(0.02)	$–	$14.85	8.31	%**	$735,986	2.06	%*	2.05	%*	2.05	%*	0.38	%*	12%
2006	12.58	0.05	1.64	1.69	(0.02)	(0.52)	(0.54)	–	13.73	13.45		689,311	2.07		2.06		2.06		0.34		25
2005	12.24	0.02	0.87	0.89	–	(0.55)	(0.55)	–	12.58	7.18		606,618	2.10		2.10		2.10		0.17		24
2004	10.68	0.01	1.73	1.74	(0.01)	(0.17)	(0.18)	–	12.24	16.35		501,635	2.13		2.13		2.13		0.10		22
2003	8.37	0.02	2.37	2.39	–	(0.08)	(0.08)	–	10.68	28.61		309,136	2.19		2.19		2.19		0.26		20
2002	8.64	–	(0.24)	(0.24)	(0.02)	(0.01)	(0.03)	–	8.37	(2.74)		120,737	2.25		2.25		2.20		0.15		22

Royce Total Return Fund – Institutional Class(d)
†2007	$13.77	$0.10	$1.14	$1.24	$(0.10)	$–	$(0.10)	$–	$14.91	8.99	%**	$307,954	0.98	%*	0.98	%*	0.98	%*	1.46	%*	12%
2006	12.63	0.19	1.65	1.84	(0.18)	(0.52)	(0.70)	–	13.77	14.62		282,295	1.00		0.99		0.99		1.42		25
2005	12.30	0.16	0.86	1.02	(0.14)	(0.55)	(0.69)	–	12.63	8.31		214,275	1.00		1.00		1.00		1.30		24
2004	10.71	0.13	1.76	1.89	(0.13)	(0.17)	(0.30)	–	12.30	17.78		124,286	1.04		1.04		1.04		1.20		22
2003	7.88	0.10	2.90	3.00	(0.09)	(0.08)	(0.17)	–	10.71	38.16	**	67,912	1.07	*	1.07	*	1.04	*	1.54	*	20
(a)	The Class commenced operations on January 3, 2006.
(b)	The Class commenced operations on May 21, 2007.
(c)	The Class commenced operations on January 3, 2002.
(d)	The Class commenced operations on March 4, 2003.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2007 (unaudited).
108 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total		Net Assets, End of Period	Prior to Fee Waivers and		Prior to Fee		Net of Fee		Income (Loss) to Average	Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return		(in thousands)	Balance Credits		Waivers		Waivers		Net Assets	Rate

Royce Total Return Fund – W Class(a)
†2007	$13.76	$0.10	$1.12	$1.22	$(0.09)	$–	$(0.09)	$–	$14.89	8.89	%**	$259,498	1.04	%*	1.04	%*	1.04	%*	1.40%*	12%
2006	12.61	0.18	1.65	1.83	(0.16)	(0.52)	(0.68)	–	13.76	14.54		220,716	1.10		1.09		1.09		1.33	25
2005	11.97	0.11	1.17	1.28	(0.09)	(0.55)	(0.64)	–	12.61	10.68	**	144,506	1.06	*	1.06	*	1.06	*	1.38 *	24

Royce Total Return Fund – R Class(b)
†2007	$14.89	$0.01	$0.01	$0.02	$(0.01)	$–	$(0.01)	$–	$14.90	0.13	%**	$100	32.02	%*	32.02	%*	1.74	%*	0.80%*	12%

Royce Heritage Fund – Investment Class(c)
†2007	$14.03	$0.00	$1.11	$1.11	$–	$–	$–	$–	$15.14	7.91	%**	$324	27.17	%*	27.16	%*	1.24	%*	0.11%*	63%

Royce Heritage Fund – Service Class
†2007	$14.09	$0.00	$1.05	$1.05	$–	$–	$–	$0.01	$15.15	7.52	%**	$113,540	1.44	%*	1.43	%*	1.28	%*	0.03%*	63%
2006	12.47	0.01	2.82	2.83	–	(1.21)	(1.21)	–	14.09	22.62		95,349	1.48		1.47		1.32		0.05	98
2005	13.00	(0.06)	1.21	1.15	–	(1.68)	(1.68)	–	12.47	8.74		58,905	1.58		1.58		1.43		(0.44)	142
2004	12.19	(0.12)	2.57	2.45	–	(1.64)	(1.64)	–	13.00	20.35		52,891	1.55		1.55		1.49		(0.95)	86
2003	9.03	(0.08)	3.51	3.43	–	(0.27)	(0.27)	–	12.19	38.09		34,143	1.63		1.63		1.49		(0.81)	25
2002	11.47	(0.09)	(2.07)	(2.16)	–	(0.28)	(0.28)	–	9.03	(18.93)		23,312	1.63		1.63		1.49		(0.85)	66

Royce Heritage Fund – Consultant Class
†2007	$12.47	$(0.08)	$0.94	$0.86	$–	$–	$–	$–	$13.33	6.90	%**	$5,413	2.70	%*	2.69	%*	2.49	%*	(1.18)%*	63%
2006	11.29	(0.14)	2.53	2.39	–	(1.21)	(1.21)	–	12.47	21.08		3,879	3.20		3.18		2.49		(1.12)	98
2005	12.03	(0.17)	1.11	0.94	–	(1.68)	(1.68)	–	11.29	7.70		2,507	3.99		3.99		2.49		(1.50)	142
2004	11.50	(0.23)	2.40	2.17	–	(1.64)	(1.64)	–	12.03	19.11		1,885	5.21		5.21		2.49		(1.94)	86
2003	8.62	(0.18)	3.33	3.15	–	(0.27)	(0.27)	–	11.50	36.65		762	8.20		8.20		2.49		(1.81)	25
2002	11.08	(0.13)	(2.05)	(2.18)	–	(0.28)	(0.28)	–	8.62	(19.78)		342	10.36		10.36		2.49		(1.97)	66

Royce Opportunity Fund – Investment Class
†2007	$13.04	$0.07	$1.59	$1.66	$–	$–	$–	$–	$14.70	12.73	%**	$1,981,618	1.11	%*	1.10	%*	1.10	%*	1.03%*	23
2006	12.29	(0.01)	2.32	2.31	–	(1.56)	(1.56)	–	13.04	18.76		1,811,073	1.12		1.11		1.11		(0.05)	47
2005	13.31	(0.05)	0.70	0.65	–	(1.67)	(1.67)	–	12.29	4.76		1,490,999	1.14		1.14		1.14		(0.38)	42
2004	12.14	(0.07)	2.17	2.10	–	(0.93)	(0.93)	–	13.31	17.51		1,677,215	1.14		1.14		1.14		(0.55)	47
2003	7.37	(0.06)	5.41	5.35	–	(0.58)	(0.58)	–	12.14	72.87		1,311,815	1.15		1.15		1.15		(0.65)	55
2002	9.01	(0.04)	(1.50)	(1.54)	–	(0.11)	(0.11)	0.01	7.37	(17.01)		635,296	1.17		1.17		1.17		(0.49)	46

Royce Opportunity Fund – Service Class
†2007	$12.82	$0.05	$1.56	$1.61	$–	$–	$–	$–	$14.42	12.56	%**	$350,012	1.39	%*	1.38	%*	1.29	%*	0.81%*	23%
2006	12.13	(0.03)	2.28	2.25	–	(1.56)	(1.56)	–	12.82	18.51		291,911	1.40		1.40		1.29		(0.20)	47
2005	13.17	(0.07)	0.70	0.63	–	(1.67)	(1.67)	–	12.13	4.66		167,369	1.41		1.41		1.29		(0.53)	42
2004	12.05	(0.09)	2.14	2.05	–	(0.93)	(0.93)	–	13.17	17.22		230,068	1.43		1.43		1.29		(0.70)	47
2003	7.33	(0.08)	5.38	5.30	–	(0.58)	(0.58)	–	12.05	72.59		90,243	1.45		1.45		1.29		(0.79)	55
2002	8.98	(0.06)	(1.48)	(1.54)	–	(0.11)	(0.11)	–	7.33	(17.18)		19,979	1.50		1.50		1.29		(0.60)	46
(a)	The Class commenced operations on May 19, 2005.
(b)	The Class commenced operations on May 21, 2007.
(c)	The Class commenced operations on March 15, 2007.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2007 (unaudited).
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 109

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Opportunity Fund – Consultant Class (a)
†2007	$12.90	$(0.01)	$1.55	$1.54	$–	$–	$–	$–	$14.44	11.94	%**	$9,457	2.46	%*	2.45	%*	2.45	%*	(0.15	)%*	23%
2006	14.29	(0.12)	0.29	0.17	–	(1.56)	(1.56)	–	12.90	1.16	**	4,080	3.75	*	3.74	*	2.49	*	(1.24	)*	47

Royce Opportunity Fund – Institutional Class
†2007	$13.11	$0.08	$1.59	$1.67	$–	$–	$–	$–	$14.78	12.74	%**	$435,664	1.02	%*	1.02	%*	1.02	%*	1.19	%*	23%
2006	12.34	0.00	2.33	2.33	–	(1.56)	(1.56)	–	13.11	18.85		248,710	1.04		1.03		1.03		0.03		47
2005	13.34	(0.04)	0.71	0.67	–	(1.67)	(1.67)	–	12.34	4.90		199,293	1.05		1.05		1.04		(0.28)		42
2004	12.16	(0.06)	2.17	2.11	–	(0.93)	(0.93)	–	13.34	17.57		193,136	1.06		1.06		1.04		(0.44)		47
2003	7.38	(0.05)	5.41	5.36	–	(0.58)	(0.58)	–	12.16	72.91		85,813	1.08		1.08		1.04		(0.54)		55
2002	9.01	(0.03)	(1.49)	(1.52)	–	(0.11)	(0.11)	–	7.38	(16.90)		31,897	1.14		1.14		1.04		(0.32)		46

Royce Opportunity Fund – R Class(b)
†2007	$14.43	$(0.01)	$0.27	$0.26	$–	$–	$–	$–	$14.69	1.80	%**	$102	32.18	%*	32.18	%*	1.74	%*	(0.66	)%*	23%

Royce Special Equity Fund – Investment Class
†2007	$19.72	$0.07	$2.15	$2.22	$–	$–	$–	$–	$21.94	11.26	%**	$476,199	1.12	%*	1.12	%*	1.12	%*	0.72	%*	17%
2006	18.70	0.11	2.53	2.64	(0.11)	(1.51)	(1.62)	–	19.72	14.00		438,427	1.13		1.13		1.13		0.51		16
2005	19.61	0.23	(0.42)	(0.19)	(0.22)	(0.50)	(0.72)	–	18.70	(0.99)		523,961	1.14		1.14		1.14		0.94		22
2004	17.97	0.20	2.28	2.48	(0.18)	(0.67)	(0.85)	0.01	19.61	13.91		856,537	1.15		1.15		1.15		1.02		17
2003	14.24	0.05	3.86	3.91	(0.05)	(0.15)	(0.20)	0.02	17.97	27.64		721,334	1.19		1.19		1.19		0.35		22
2002	12.37	0.02	1.73	1.75	(0.03)	–	(0.03)	0.15	14.24	15.32		397,755	1.20		1.20		1.20		0.27		41

Royce Special Equity Fund – Service Class(c)
†2007	$19.73	$0.04	$2.16	$2.20	$–	$–	$–	$0.01	$21.94	11.20	%**	$2,326	2.13	%*	2.13	%*	1.35	%*	0.43	%*	17%
2006	18.66	0.10	2.48	2.58	–	(1.51)	(1.51)	–	19.73	13.70		1,200	1.69		1.69		1.35		0.52		16
2005	19.56	0.17	(0.41)	(0.24)	(0.16)	(0.50)	(0.66)	–	18.66	(1.23)		7,606	1.48		1.48		1.35		0.65		22
2004	17.95	0.09	2.35	2.44	(0.16)	(0.67)	(0.83)	–	19.56	13.66		12,743	1.55		1.55		1.35		0.74		17
2003	16.38	(0.02)	1.80	1.78	(0.06)	(0.15)	(0.21)	–	17.95	10.90	**	5,387	1.79	*	1.79	*	1.35	*	(0.04	)*	22

Royce Special Equity Fund – Consultant Class(d)
†2007	$19.43	$(0.04)	$2.11	$2.07	$–	$–	$–	$–	$21.50	10.65	%**	$17,682	2.20	%*	2.19	%*	2.19	%*	(0.35	)%*	17%
2006	18.55	(0.12)	2.51	2.39	–	(1.51)	(1.51)	–	19.43	12.75		17,231	2.23		2.22		2.22		(0.60)		16
2005	19.47	(0.03)	(0.39)	(0.42)	–	(0.50)	(0.50)	–	18.55	(2.16)		17,517	2.26		2.26		2.26		(0.15)		22
2004	17.89	(0.02)	2.28	2.26	(0.01)	(0.67)	(0.68)	–	19.47	12.66		20,277	2.28		2.28		2.28		(0.09)		17
2003	15.06	(0.08)	3.07	2.99	(0.01)	(0.15)	(0.16)	–	17.89	19.91	**	9,944	3.21	*	3.21	*	2.20	*	(0.81	)*	22
(a)	The Class commenced operations on March 30, 2006.
(b)	The Class commenced operations on May 21, 2007.
(c)	The Class commenced operations on October 2, 2003.
(d)	The Class commenced operations on October 2, 2003.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2007 (unaudited).

110 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Special Equity Fund – Institutional Class(a)
†2007	$19.68	$0.08	$2.14	$2.22	$–	$–	$–	$–	$21.90	11.28	%**	$158,327	1.04	%*	1.04	%*	1.04	%*	0.80	%*	17%
2006	18.66	0.12	2.54	2.66	(0.13)	(1.51)	(1.64)	–	19.68	14.12		147,661	1.05		1.05		1.05		0.58		16
2005	19.58	0.21	(0.39)	(0.18)	(0.24)	(0.50)	(0.74)	–	18.66	(0.93)		154,195	1.05		1.05		1.05		1.08		22
2004	17.95	0.10	2.40	2.50	(0.20)	(0.67)	(0.87)	–	19.58	13.97		162,819	1.07		1.07		1.07		1.07		17
2003	15.78	0.01	2.37	2.38	(0.06)	(0.15)	(0.21)	–	17.95	15.14	**	13,439	1.36	*	1.36	*	1.10	*	0.24	*	22

Royce Value Fund – Investment Class(b)
†2007	$11.22	$0.01	$1.34	$1.35	$–	$–	$–	$–	$12.57	12.03	%**	$4,094	2.25	%*	2.24	%*	1.24	%*	0.35	%*	23%

Royce Value Fund – Service Class
†2007	$11.06	$(0.00)	$1.50	$1.50	$–	$–	$–	$–	$12.56	13.56	%**	$690,780	1.41	%*	1.40	%*	1.33	%*	(0.00	)%*	23%
2006	9.67	(0.02)	1.63	1.61	(0.02)	(0.22)	(0.24)	0.02	11.06	16.76		452,383	1.43		1.42		1.31		(0.15)		41
2005	8.39	(0.03)	1.46	1.43	–	(0.16)	(0.16)	0.01	9.67	17.23		113,451	1.53		1.53		1.28		(0.31)		44
2004	6.56	(0.06)	2.07	2.01	–	(0.19)	(0.19)	0.01	8.39	30.94		38,713	2.15		2.15		1.49		(0.77)		83
2003	4.35	(0.04)	2.40	2.36	–	(0.15)	(0.15)	–	6.56	54.32		4,034	3.46		3.46		1.49		(0.73)		181
2002	5.89	(0.06)	(1.32)	(1.38)	–	(0.16)	(0.16)	–	4.35	(23.51)		1,319	3.08		3.08		1.49		(1.26)		89

Royce Value Fund – Consultant Class(c)
†2007	$10.98	$(0.07)	$1.94	$1.42	$–	$–	$–	$–	$12.40	12.93	%**	$10,229	2.49	%*	2.48	%*	2.48	%*	(1.12	)%*	23%
2006	10.94	(0.07)	0.32	0.25	(0.00)	(0.22)	(0.22)	0.01	10.98	2.33	**	4,424	4.35	*	4.34	*	2.49	*	(0.93	)*	41

Royce Value Fund – Institutional Class(d)
†2007	$11.04	$0.02	$1.49	$1.51	$–	$–	$–	$–	$12.55	13.68	%**	$188,977	1.03	%*	1.03	%*	1.03	%*	0.32	%*	23%
2006	10.52	0.01	0.77	0.78	(0.04)	(0.22)	(0.26)	–	11.04	7.35	**	13,898	1.27	*	1.27	*	1.04	*	0.43	*	41
(a)	The Class commenced operations on July 25, 2003.
(b)	The Class commenced operations on March 15, 2007.
(c)	The Class commenced operations on March 30, 2006.
(d)	The Class commenced operations on June 1, 2006.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2007 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 111

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund – Investment Class(a)
†2007	$14.38	$(0.01)	$1.54	$1.53	$–	$–	$–	$–	$15.91	10.64	%**	$5,662	2.00	%*	1.99	%*	1.24	%*	(0.29)%*	21%

Royce Value Plus Fund – Service Class
†2007	$14.09	$(0.03)	$1.83	$1.80	$–	$–	$–	$–	$15.89	12.78	%**	$2,631,632	1.40	%*	1.39	%*	1.32	%*	(0.41)%*	21%
2006	12.03	(0.06)	2.38	2.32	(0.00)	(0.27)	(0.27)	0.01	14.09	19.35		1,513,626	1.41		1.40		1.26		(0.45)	31
2005	10.94	(0.04)	1.47	1.43	–	(0.35)	(0.35)	0.01	12.03	13.20		293,856	1.42		1.42		1.17		(0.54)	62
2004	8.57	(0.08)	2.47	2.39	–	(0.04)	(0.04)	0.02	10.94	28.19		211,981	1.55		1.55		1.30		(0.84)	56
2003	4.97	(0.05)	4.01	3.96	–	(0.36)	(0.36)	–	8.57	79.88		20,405	2.01		2.01		1.49		(0.91)	161
2002	5.97	(0.07)	(0.81)	(0.88)	–	(0.12)	(0.12)	–	4.97	(14.74)		3,934	2.10		2.10		1.49		(1.29)	110

Royce Value Plus Fund – Consultant Class (b)
†2007	$13.97	$(0.10)	$1.81	$1.71	$–	$–	$–	$–	$15.68	12.24	%**	$38,803	2.24	%*	2.22	%*	2.22	%*	(1.30)%*	21%
2006	13.85	(0.16)	0.55	0.39	–	(0.27)	(0.27)	–	13.97	2.78	**	12,956	2.91	*	2.90	*	2.49	*	(1.61)*	31

Royce Value Plus Fund – Institutional Class (c)
†2007	$14.08	$(0.01)	$1.82	$1.81	$–	$–	$–	$–	$15.89	12.86	%**	$81,694	1.06	%*	1.05	%*	1.04	%*	(0.12)%*	21%
2006	14.20	(0.04)	0.21	0.17	(0.02)	(0.27)	(0.29)	–	14.08	1.16	**	30,985	1.17	*	1.17	*	1.04	*	(0.18)*	31

Royce Technology Value Fund
†2007	$6.41	$(0.03)	$0.74	$0.71	$–	$–	$–	$–	$7.12	11.08	%**	$20,864	2.04	%*	2.02	%*	1.91	%*	(0.95)%*	99%
2006	6.15	(0.09)	0.60	0.51	–	(0.26)	(0.26)	0.01	6.41	8.53		21,041	2.17		2.15		1.99		(1.35)	117
2005	6.73	(0.10)	(0.02)	(0.12)	–	(0.47)	(0.47)	0.01	6.15	(1.82)		27,705	2.18		2.18		1.99		(1.62)	94
2004	8.25	(0.15)	(0.69)	(0.84)	–	(0.72)	(0.72)	0.04	6.73	(9.64)		37,602	2.13		2.13		1.99		(1.94)	107
2003	4.33	(0.11)	4.01	3.90	–	(0.01)	(0.01)	0.03	8.25	90.72		102,408	2.11		2.11		1.99		(1.51)	64
2002	5.00	(0.17)	(0.50)	(0.67)	–	–	–	–	4.33	(13.40)		4,786	2.73		2.73		1.99		(1.74)	45

Royce 100 Fund—Investment Class (a)
†2007	$8.42	$0.00	$0.75	$0.75	$–	$–	$–	$–	$9.17	8.91	%**	$950	6.72	%*	6.72	%*	1.24	%*	(0.17)%*	36%

Royce 100 Fund—Service Class (d)
†2007	$8.32	$0.00	$0.84	$0.84	$–	$–	$–	$–	$9.16	10.10	%**	$36,739	1.55	%*	1.54	%*	1.29	%*	0.04%*	36%
2006	7.52	(0.02)	1.04	1.02	–	(0.23)	(0.23)	0.01	8.32	13.70		34,691	1.73		1.72		1.47		(0.26)	45
2005	6.85	(0.03)	1.06	1.03	–	(0.36)	(0.36)	–	7.52	14.89		16,892	2.07		2.07		1.49		(0.49)	60
2004	5.53	(0.02)	1.52	1.50	–	(0.18)	(0.18)	–	6.85	27.24		8,748	2.84		2.84		1.49		(0.34)	97
2003	5.00	(0.01)	0.54	0.53	–	(0.00)	(0.00)	–	5.53	10.66	**	2,502	3.68	*	3.68	*	1.49	*	(0.39)*	8

(a)	The Class commenced operations on March 15, 2007.
(b)	The Class commenced operations on March 30, 2006.
(c)	The Class commenced operations on May 10, 2006.
(d)	The Class commenced operations on June 30, 2003.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2007 (unaudited).
112 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Discovery Fund(a)
†2007	$6.87	$(0.02)	$0.09	$0.07	$–	$–	$–	$–	$6.94	1.02	%**	$4,469	2.85	%*	2.84	%*	1.49	%*	(0.53	)%*	55%
2006	6.33	(0.02)	1.08	1.06	–	(0.52)	(0.52)	–	6.87	16.84		4,405	3.75		3.73		1.49		(0.37)		91
2005	6.39	(0.02)	0.51	0.49	–	(0.55)	(0.55)	–	6.33	7.60		3,612	3.75		3.75		1.49		(0.38)		105
2004	5.70	(0.05)	0.81	0.76	–	(0.07)	(0.07)	–	6.39	13.35		3,217	4.12		4.12		1.49		(0.91)		111
2003	5.00	(0.01)	0.71	0.70	–	–	–	–	5.70	14.00	**	1,359	8.69	*	8.69	*	1.49	*	(1.05	)*	1

Royce Financial Services Fund(b)
†2007	$7.37	$0.04	$0.06	$0.10	$–	$–	$–	$0.01	$7.48	1.49	%**	$5,415	2.33	%*	2.31	%*	1.49	%*	1.18	%*	22%
2006	6.26	0.08	1.46	1.54	(0.06)	(0.37)	(0.43)	–	7.37	24.77		4,080	3.71		3.70		1.49		1.44		14
2005	5.66	0.05	0.64	0.69	(0.03)	(0.06)	(0.09)	–	6.26	12.23		1,761	3.87		3.87		1.49		0.97		9
2004	5.00	(0.01)	0.76	0.75	–	(0.09)	(0.09)	–	5.66	15.08		1,418	4.70		4.70		1.49		(0.16)		22

Royce Dividend Value Fund(c)
†2007	$6.92	$0.09	$0.37	$0.46	$(0.07)	$–	$(0.07)	$0.01	$7.32	6.82	%**	$8,462	1.89	%*	1.87	%*	1.49	%*	2.60	%*	54%
2006	5.98	0.11	1.07	1.18	(0.09)	(0.15)	(0.24)	–	6.92	19.87		6,819	2.73		2.72		1.49		1.72		19
2005	5.65	0.07	0.34	0.41	(0.05)	(0.03)	(0.08)	–	5.98	7.31		3,596	2.89		2.89		1.49		1.33		4
2004	5.00	(0.01)	0.66	0.65	–	–	–	–	5.65	13.00	**	1,650	5.60	*	5.60	*	1.49	*	(0.17	)*	8

Royce International Value Fund(d)
†2007	$10.00	$(0.05)	$1.63	$1.58	$–	$–	$–	$–	$11.58	15.80	%**	$16,902	2.81	%*	2.56	%*	1.69	%*	(0.46	)%*	7%

Royce International Smaller-Companies Fund(d)
†2007	$10.00	$0.06	$0.97	$1.03	$–	$–	$–	$–	$11.03	10.30	%**	$4,824	4.54	%*	3.77	%*	1.69	%*	1.52	%*	16%

(a)	The Fund commenced operations on October 3, 2003.
(b)	The Fund commenced operations on December 31, 2003.
(c)	The Fund commenced operations on May 3, 2004.
(d)	The Fund commenced operations on December 29, 2006.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2007 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 113

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce International Value Fund and Royce International Smaller-Companies Fund (the “Fund” or “Funds”), are seventeen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration, shareholder reports, compensating balance credits and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets. The Institutional Class of Royce Low-Priced Stock Fund commenced operations on January 3, 2006, with an initial transfer from the Fund’s Service Class. During the period ended December 31, 2006, total transfers from the Fund’s Service Class to the Institutional Class were $585,107,011 (33,244,344 shares).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

114 | The Royce Funds 2007 Semiannual Report to Shareholders

Foreign Currency:

The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Investment Transactions
and Related Investment Income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Compensating Balance Credits:

The Fund has arrangements with its custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments.

Distributions and Taxes:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Repurchase Agreements:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities Lending:

The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the six months ended June 30, 2007.

Recent Accounting Pronouncements:

Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more- likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 was adopted for the Funds on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

The Royce Funds 2007 Semiannual Report to Shareholders | 115

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares):
			Shares issued for reinvestment		Shares		Net increase (decrease) in
	Shares sold		of distributions		redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/07	Period ended	6/30/07	Period ended	6/30/07	Period ended	6/30/07	Period ended
	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06

Pennsylvania Mutual Fund
Investment Class	48,543,263	103,945,685	–	12,895,291	(22,182,805)	(42,076,445)	26,360,458	74,764,531
Service Class	1,922,883	3,599,517	–	224,505	(698,823)	(361,193)	1,224,060	3,462,829
Consultant Class	9,519,836	25,664,383	–	6,822,493	(8,170,982)	(13,908,167)	1,348,854	18,578,709
R Class	7,868		–		–		7,868

Royce Micro-Cap Fund
Investment Class	4,060,038	11,937,861	–	4,046,965	(4,643,906)	(7,962,099)	(583,868)	8,022,727
Service Class	1,040,372	340,725	–	44,624	(124,953)	(122,905)	915,419	262,444
Consultant Class	420,305	2,815,439	–	1,424,188	(1,053,158)	(2,131,961)	(632,853)	2,107,666

Royce Premier Fund
Investment Class	12,147,541	46,198,999	–	7,473,875	(21,996,554)	(48,818,682)	(9,849,013)	4,854,192
Service Class	2,909,274	6,445,593	–	399,246	(1,881,376)	(3,910,972)	1,027,898	2,933,867
Consultant Class	119,449	681,533	–	102,482	(235,252)	(685,582)	(115,803)	98,433
Institutional Class	3,185,590	11,376,429	–	466,032	(1,675,235)	(5,734,740)	1,510,355	6,107,721
W Class	507,376	1,966,985	–	597,345	(1,216,129)	(2,418,692)	(708,753)	145,638
R Class	4,907		–		–		4,907

Royce Low-Priced Stock Fund
Investment Class	77,537		–		–		77,537
Service Class	23,175,364	50,203,056	–	20,685,424	(42,272,089)	(81,086,805)	(19,096,725)	(10,198,325)
Institutional Class	17,227,321	35,753,252	–	3,328,685	(3,083,903)	(2,939,669)	14,143,418	36,142,268
R Class	5,350		–		–		5,350

Royce Total Return Fund
Investment Class	28,924,197	71,097,825	1,743,122	13,766,021	(37,587,109)	(100,045,052)	(6,919,790)	(15,181,206)
Service Class	6,570,472	8,128,910	145,137	1,218,585	(10,755,569)	(7,362,610)	(4,039,960)	1,984,885
Consultant Class	3,414,838	8,246,391	65,448	1,852,071	(4,144,835)	(8,114,439)	(664,549)	1,984,023
Institutional Class	3,403,704	7,511,493	125,986	912,372	(3,363,039)	(4,896,104)	166,651	3,527,761
W Class	2,230,739	5,285,305	105,226	741,486	(949,915)	(1,447,649)	1,386,050	4,579,142
R Class	6,716		4		–		6,720

Royce Heritage Fund
Investment Class	21,553		–		(135)		21,418
Service Class	1,285,925	1,664,793	–	513,592	(558,518)	(131,394)	727,407	2,046,991
Consultant Class	128,624	102,655	–	25,827	(33,526)	(39,565)	95,098	88,917

Royce Opportunity Fund
Investment Class	18,212,597	33,714,583	–	13,757,954	(22,230,601)	(29,934,625)	(4,018,004)	17,537,912
Service Class	7,865,670	10,282,356	–	2,387,561	(6,381,828)	(3,705,647)	1,483,842	8,964,270
Consultant Class	369,823	293,023	–	29,383	(31,170)	(6,038)	338,653	316,368
Institutional Class	12,044,484	7,466,386	–	1,392,033	(1,537,916)	(6,037,552)	10,506,568	2,820,867
R Class	6,930		–		–		6,930

Royce Special Equity Fund
Investment Class	2,852,649	3,235,198	–	1,564,333	(3,378,571)	(10,584,352)	(525,922)	(5,784,821)
Service Class	82,041	35,516	–	4,240	(36,867)	(386,430)	45,174	(346,674)
Consultant Class	58,539	127,284	–	56,834	(122,980)	(241,491)	(64,441)	(57,373)
Institutional Class	1,262,254	822,412	–	568,392	(1,536,152)	(2,148,005)	(273,898)	(757,201)

Royce Value Fund
Investment Class	326,380		–		(747)		325,633
Service Class	19,731,667	38,529,342	–	753,705	(5,638,193)	(10,129,028)	14,093,474	29,154,019
Consultant Class	437,701	414,554	–	5,656	(15,598)	(17,288)	422,103	402,922
Institutional Class	14,666,082	1,591,409	–	18,023	(865,771)	(350,403)	13,800,311	1,259,029

Royce Value Plus Fund
Investment Class	356,007		–		–		356,007
Service Class	76,029,034	95,350,447	–	1,681,321	(17,770,647)	(14,053,384)	58,258,387	82,978,384
Consultant Class	1,622,829	925,489	–	12,947	(75,636)	(11,120)	1,547,193	927,316
Institutional Class	3,131,067	2,203,690	–	21,933	(191,581)	(25,262)	2,939,486	2,200,361

Royce Technology Value Fund
Service Class	235,294	679,297	–	127,391	(586,674)	(2,029,122)	(351,380)	(1,222,434)

116 | The Royce Funds 2007 Semiannual Report to Shareholders

Capital Share Transactions (in shares) (continued):
			Shares issued for reinvestment		Shares		Net increase (decrease) in
	Shares sold		of distributions		redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/07	Period ended	6/30/07	Period ended	6/30/07	Period ended	6/30/07	Period ended
	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06

Royce 100 Fund
Investment Class	105,151		–		(1,616)		103,535
Service Class	1,093,827	2,668,771	–	86,359	(1,255,168)	(831,104)	(161,341)	1,924,026

Royce Discovery Fund
Service Class	86,768	97,209	–	42,980	(84,210)	(70,034)	2,558	70,155

Royce Financial Services Fund
Service Class	321,833	268,596	–	28,919	(151,467)	(24,805)	170,366	272,710

Royce Dividend Value Fund
Service Class	268,769	505,353	10,728	27,799	(109,555)	(149,118)	169,942	384,034

Royce International Value Fund
Service Class	1,468,960		–		(9,114)		1,459,846

Royce International Smaller-
Companies Fund
Service Class	440,076		–		(2,863)		437,213

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2007 is shown below to the extent that it impacted net expenses for the period ended June 30, 2007. See the Prospectus for contractual waiver expiration dates.

		Committed net annual						Six months
	Annual contractual	operating expense ratio cap						ended June 30, 2007
	advisory fee as a
	percentage of	Investment	Service	Consultant	Institutional	W	R	Net advisory	Advisory
	average net assets[b]	Class	Class	Class	Class	Class	Class	fees	fees waived

Pennsylvania Mutual Fund	0.75%[a]	N/A	1.14%	N/A	N/A	N/A	1.74%	$16,741,123	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	6,137,853	–
Royce Premier Fund	0.96%	N/A	1.29%	N/A	N/A	N/A	1.74%	22,788,721	–
Royce Low-Priced Stock Fund	1.11%	1.24%	1.49%	N/A	N/A	N/A	1.74%	27,057,055	–
Royce Total Return Fund	0.95%	N/A	1.29%	N/A	N/A	N/A	1.74%	29,439,715	–
Royce Heritage Fund	1.00%	1.24%	N/A	2.49%	N/A	N/A	N/A	551,884	–
Royce Opportunity Fund	0.99%	N/A	1.29%	2.49%	N/A	N/A	1.74%	12,726,102	–
Royce Special Equity Fund	1.00%	N/A	1.35%	N/A	N/A	N/A	N/A	3,069,218	–
Royce Value Fund	1.00%	1.24%	N/A	2.49%	1.04%	N/A	N/A	3,623,810	–
Royce Value Plus Fund	0.99%	1.24%	N/A	2.49%	1.04%	N/A	N/A	10,805,625	–
Royce Technology Value Fund	1.25%[c]	N/A	1.69%[c]	N/A	N/A	N/A	N/A	143,455	2,798
Royce 100 Fund	1.00%	1.24%	N/A	N/A	N/A	N/A	N/A	174,883	–
Royce Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	–	23,014
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	10,717	14,038
Royce Dividend Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	33,398	5,886
Royce International Value Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	15,667	15,436
Royce International Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	–	14,401

[a]
Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[b]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.25% for Royce Technology Value Fund, Royce International Value Fund and Royce International Smaller-Companies Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion:

	•	More than $2 billion to $4 billion	.05% per annum
	•	More than $4 billion to $6 billion	.10% per annum
	•	Over $6 billion	.15% per annum
[c]
Effective May 14, 2007, Royce Technology Value Fund’s base annual rate was reduced from 1.50% to 1.25% and the committed net annual operating expense ratio cap through December 31, 2007 was reduced from 1.99% to 1.69%.

The Royce Funds 2007 Semiannual Report to Shareholders | 117

Notes to Financial Statements (unaudited) (continued)

Distributor: Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Period ended June 30, 2007
	Annual contractual
	distribution fee as a percentage	Net	Distribution
	of average net assets	distribution fees	fees waived

Pennsylvania Mutual Fund – Service Class	0.25%	$64,451	$–
Pennsylvania Mutual Fund – Consultant Class	1.00%	6,086,838	–
Pennsylvania Mutual Fund – R Class	0.50%	–	54
Royce Micro-Cap Fund – Service Class	0.25%	17,496	–
Royce Micro-Cap Fund – Consultant Class	1.00%	1,125,127	–
Royce Premier Fund – Service Class	0.25%	266,049	–
Royce Premier Fund – Consultant Class	1.00%	265,318	–
Royce Premier Fund – R Class	0.50%	–	53
Royce Low-Priced Stock Fund – Service Class	0.25%	4,395,636	837,265
Royce Low-Priced Stock Fund – R Class	0.50%	–	53
Royce Total Return Fund – Service Class	0.25%	519,888	–
Royce Total Return Fund – Consultant Class	1.00%	3,554,354	–
Royce Total Return Fund – R Class	0.50%	–	54
Royce Heritage Fund – Service Class	0.25%	52,860	79,290
Royce Heritage Fund – Consultant Class	1.00%	22,818	–
Royce Opportunity Fund – Service Class	0.25%	414,473	–
Royce Opportunity Fund – Consultant Class	1.00%	33,566	–
Royce Opportunity Fund – R Class	0.50%	–	54
Royce Special Equity Fund – Service Class	0.25%	2,085	–
Royce Special Equity Fund – Consultant Class	1.00%	86,580	–
Royce Value Fund – Service Class	0.25%	502,548	195,435
Royce Value Fund – Consultant Class	1.00%	36,540	–
Royce Value Plus Fund – Service Class	0.25%	1,891,021	735,398
Royce Value Plus Fund – Consultant Class	1.00%	131,641	–
Royce Technology Value Fund – Service Class	0.25%	16,871	8,690
Royce 100 Fund – Service Class	0.25%	–	43,176
Royce Discovery Fund – Service Class	0.25%	–	5,754
Royce Financial Services Fund – Service Class	0.25%	–	6,189
Royce Dividend Value Fund – Service Class	0.25%	785	9,036
Royce International Value Fund – Service Class	0.25%	–	6,221
Royce International Smaller-Companies Fund – Service Class	0.25%	–	2,880

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2007, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:
	Purchases	Sales		Purchases	Sales
Pennsylvania Mutual Fund	$1,142,527,711	$896,204,385	Royce Value Plus Fund	$1,245,505,437	$398,348,774
Royce Micro-Cap Fund	200,066,888	243,824,680	Royce Technology Value Fund	16,930,852	20,106,237
Royce Premier Fund	293,422,152	769,171,337	Royce 100 Fund	11,310,100	15,764,383
Royce Low-Priced Stock Fund	446,950,044	718,115,753	Royce Discovery Fund	2,484,787	2,663,547
Royce Total Return Fund	705,416,374	835,565,745	Royce Financial Services Fund	1,780,085	935,690
Royce Heritage Fund	68,229,720	62,937,593	Royce Dividend Value Fund	4,754,109	3,986,956
Royce Opportunity Fund	662,949,921	551,840,285	Royce International Value Fund	11,798,827	294,460
Royce Special Equity Fund	103,020,411	133,917,330	Royce International Smaller-
Royce Value Fund	437,465,525	146,272,743	Companies Fund	3,310,651	262,305

118 | The Royce Funds 2007 Semiannual Report to Shareholders

Class Specific Expenses:
Class specific expenses were as follows:
							Expenses
	Net				Transfer Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Pennsylvania Mutual Fund – Investment Class	$–	$1,004,986	$451,134	$52,342	$(81,527)	$1,426,935	$–
Pennsylvania Mutual Fund – Service Class	64,451	5,385	1,603	2,529	(767)	73,201	–
Pennsylvania Mutual Fund – Consultant Class	6,086,838	334,259	196,679	19,409	(56,523)	6,580,662	–
Pennsylvania Mutual Fund – R Class	–	3,322	43	2	–	3,367	3,256
	6,151,289	1,347,952	649,459	74,282	(138,817)
Royce Micro-Cap Fund – Investment Class	–	222,837	186,159	20,990	(20,636)	409,350	–
Royce Micro-Cap Fund – Service Class	17,496	9,293	1,000	1,674	(164)	29,299	5,153
Royce Micro-Cap Fund – Consultant Class	1,125,127	62,735	58,727	4,175	(11,100)	1,239,664	–
	1,142,623	294,865	245,886	26,839	(31,900)
Royce Premier Fund – Investment Class	–	1,522,767	459,831	28,916	(87,559)	1,923,955	–
Royce Premier Fund – Service Class	266,049	104,822	14,324	8,217	(2,678)	390,734	70,045
Royce Premier Fund – Consultant Class	265,318	13,350	9,362	5,052	(2,607)	290,475	–
Royce Premier Fund – Institutional Class	–	6,764	36,669	3,472	(4,407)	42,498	–
Royce Premier Fund – W Class	–	6,458	69,576	6,512	(3,790)	78,756	–
Royce Premier Fund – R Class	–	3,322	43	2	–	3,367	3,278
	531,367	1,657,483	589,805	52,171	(101,041)
Royce Low-Priced Stock Fund – Investment Class	–	5,061	78	7,126	–	12,265	11,891
Royce Low-Priced Stock Fund – Service Class	4,395,636	2,322,959	503,339	25,464	(86,175)	7,161,223	–
Royce Low-Priced Stock Fund – Institutional Class	–	8,245	145,318	7,349	(8,587)	152,325	–
Royce Low-Priced Stock Fund – R Class	–	3,345	37	2	–	3,384	3,312
	4,395,636	2,339,610	648,772	39,941	(94,762)
Royce Total Return Fund – Investment Class	–	1,763,269	526,403	44,888	(116,282)	2,218,278	–
Royce Total Return Fund – Service Class	519,888	209,987	17,752	6,101	(5,768)	747,960	89,542
Royce Total Return Fund – Consultant Class	3,554,354	201,336	122,207	9,234	(34,601)	3,852,530	–
Royce Total Return Fund – Institutional Class	–	6,356	11,483	2,294	(3,870)	16,263	–
Royce Total Return Fund – W Class	–	6,092	74,448	6,732	(3,005)	84,267	–
Royce Total Return Fund – R Class	–	3,322	42	2	–	3,366	3,276
	4,074,242	2,190,362	752,335	69,251	(163,526)
Royce Heritage Fund – Investment Class	–	5,061	63	7,103	–	12,227	12,112
Royce Heritage Fund – Service Class	52,860	37,252	20,515	13,301	(3,864)	120,064	–
Royce Heritage Fund – Consultant Class	22,818	6,356	3,309	5,118	(99)	37,502	4,554
	75,678	48,669	23,887	25,522	(3,963)
Royce Opportunity Fund – Investment Class	–	680,543	157,132	29,379	(44,132)	822,922	–
Royce Opportunity Fund – Service Class	414,473	172,294	25,331	6,639	(4,100)	614,637	155,826
Royce Opportunity Fund – Consultant Class	33,566	5,497	3,754	5,850	(303)	48,364	–
Royce Opportunity Fund – Institutional Class	–	6,566	2,411	3,998	(4,499)	8,476	–
Royce Opportunity Fund – R Class	–	3,345	55	2	–	3,402	3,317
	448,039	868,245	188,683	45,868	(53,034)
Royce Special Equity Fund – Investment Class	–	144,500	47,540	13,271	(12,837)	192,474	–
Royce Special Equity Fund – Service Class	2,085	4,889	776	1,504	(33)	9,221	6,474
Royce Special Equity Fund – Consultant Class	86,580	6,825	3,374	4,614	(753)	100,640	–
Royce Special Equity Fund – Institutional Class	–	5,701	1,637	16	(1,825)	5,529	–
	88,665	161,915	53,327	19,405	(15,448)
Royce Value Fund – Investment Class	–	4,993	90	5,759	(1)	10,841	8,776
Royce Value Fund – Service Class	502,548	258,188	70,886	35,267	(13,691)	853,198	–
Royce Value Fund – Consultant Class	36,540	5,715	5,280	6,096	(366)	53,265	–
Royce Value Fund – Institutional Class	–	5,781	782	3,535	(1,831)	8,267	–
	539,088	274,677	77,038	50,657	(15,889)
Royce Value Plus Fund – Investment Class	–	4,993	116	5,777	–	10,886	8,181
Royce Value Plus Fund – Service Class	1,891,021	980,619	337,853	85,783	(57,223)	3,238,053	–
Royce Value Plus Fund – Consultant Class	131,641	7,287	15,214	7,402	(1,209)	160,335	–
Royce Value Plus Fund – Institutional Class	–	5,186	4,441	866	(459)	10,034	2,601
	2,022,662	998,085	357,624	99,828	(58,891)
Royce 100 Fund – Investment Class	–	5,062	79	7,238	–	12,379	11,955
Royce 100 Fund – Service Class	–	23,404	4,640	9,452	(1,105)	36,391	–
	–	28,466	4,719	16,690	(1,105)

The Royce Funds 2007 Semiannual Report to Shareholders | 119

Notes to Financial Statements (unaudited) (continued)

Tax Information:
At June 30, 2007, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:
		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Pennsylvania Mutual Fund	$3,903,558,050	$1,038,575,431	$1,150,930,086	$112,354,655
Royce Micro-Cap Fund	917,813,359	215,609,714	242,876,380	27,266,666
Royce Premier Fund	3,417,072,127	1,623,536,225	1,674,936,508	51,400,283
Royce Low-Priced Stock Fund	3,821,517,318	1,306,438,708	1,471,455,777	165,017,069
Royce Total Return Fund	4,583,625,163	1,800,568,720	1,929,403,316	128,834,596
Royce Heritage Fund	126,002,544	18,674,156	22,518,736	3,844,580
Royce Opportunity Fund	2,598,944,312	509,413,140	635,718,806	126,305,666
Royce Special Equity Fund	463,485,770	195,373,501	198,759,972	3,386,471
Royce Value Fund	903,936,421	106,156,871	119,290,167	13,133,296
Royce Value Plus Fund	2,823,957,023	295,242,084	370,196,611	74,954,527
Royce Technology Value Fund	20,038,906	649,682	1,292,381	642,699
Royce 100 Fund	31,817,675	5,889,350	6,181,931	292,581
Royce Discovery Fund	4,089,281	374,036	611,004	236,968
Royce Financial Services Fund	5,046,209	616,410	757,289	140,879
Royce Dividend Value Fund	7,689,113	758,393	1,032,630	274,237
Royce International Value Fund	15,949,352	343,462	589,092	245,630
Royce International Smaller- Companies Fund	4,499,646	166,356	199,116	32,760

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2007.

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	(Loss)	Income	6/30/07	6/30/07
Pennsylvania Mutual Fund
Barrett Business Services	384,189	$8,997,706	$5,929,911	$496,432	$4,901	$75,950	613,801	$15,854,480
Cutter & Buck*	1,053,100	11,341,887	–	10,838,138	3,965,054	73,717
Hi-Tech Pharmacal	768,753	9,355,724	551,205	1,641,804	(435,250)	–	700,153	8,359,827
LECG Corporation	1,123,200	20,756,736	4,916,504	–	–	–	1,455,500	21,992,605
Nutraceutical International	853,810	13,071,831	–	304,919	(62,819)	–	838,810	13,899,082
Pervasive Software	1,922,600	6,940,586	–	703,646	(79,266)	–	1,766,600	8,126,360
SM&A	1,819,900	10,555,420	–	5,535,671	(1,359,849)	–	1,197,766	8,396,340
Semitool*	1,710,367	22,764,985	–	2,428,021	(396,298)	–
Stanley Furniture	780,324	16,737,950	130,535	–	–	156,065	786,024	16,144,933
U.S. Physical Therapy	1,007,575	12,342,794	–	832,510	(152,390)	–	958,575	12,912,005
Weyco Group	590,500	14,673,925	–	–	–	118,100	590,500	15,902,165
Zapata Corporation	1,009,600	7,067,200	–	–	–	–	1,009,600	6,814,800
		154,606,744			1,484,083	423,832		128,402,597
Royce Micro-Cap Fund
Inforte Corporation*	670,200	2,506,548	–	3,448,639	(1,163,257)	–
Key Technology*	286,143	4,289,284	–	191,320	90,223	–
LaCrosse Footwear	277,792	3,686,300	580,002	–	–	46,514	311,492	5,628,660
Orchid Cellmark*	1,572,322	4,874,198	232,750	2,184,467	(409,183)	–
		15,356,330			(1,482,217)	46,514		5,628,660
Royce Premier Fund
Arkansas Best	1,914,302	68,914,872	6,868,245	1,491,395	(67,988)	601,216	2,056,902	80,157,471
Cabot Microelectronics	1,805,800	61,288,852	–	749,428	106,684	–	1,780,800	63,200,592
Cognex Corporation	2,824,117	67,270,467	855,962	–	–	485,497	2,862,717	64,439,760
Dionex Corporation	1,170,500	66,379,055	–	–	–	–	1,170,500	83,093,795
EGL*	2,393,600	71,281,408	–	40,395,965	50,830,758	–
Lincoln Electric Holdings	2,769,597	167,339,051	–	–	–	1,218,623	2,769,597	205,614,881
Nu Skin Enterprises Cl. A	4,086,500	74,496,895	–	–	–	858,165	4,086,500	67,427,250
Pan American Silver*	4,525,900	113,916,903	–	19,718,172	6,615,073	–
Ritchie Bros. Auctioneers	1,776,200	95,097,748	–	–	–	634,103	1,776,200	111,225,644
Schnitzer Steel Industries Cl. A	1,591,300	63,174,610	–	–	–	54,104	1,591,300	76,286,922
Silver Standard Resources	2,851,900	87,667,406	37,565,285	3,682,880	1,179,474	–	3,757,300	129,138,401

120 | The Royce Funds 2007 Semiannual Report to Shareholders

Transactions in Affiliated Companies (continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	(Loss)	Income	6/30/07	6/30/07
Royce Premier Fund (continued)
Simpson Manufacturing	3,755,400	$118,858,410	$–	$14,296,220	$(2,235,632)	$638,972	3,385,400	$114,223,396
Thor Industries	2,973,700	130,813,063	6,463,339	1,792,105	389,216	420,707	3,086,400	139,320,096
Unit Corporation	2,588,500	125,412,825	1,131,608	–	–	–	2,613,500	164,415,285
Viasys Healthcare*	1,656,900	46,094,958	–	34,264,320	36,684,994	–
Winnebago Industries	2,125,600	69,953,496	–	4,816,713	294,617	393,680	1,968,400	58,107,168
Woodward Governor	1,921,812	76,315,155	–	–	–	422,799	1,921,812	103,143,650
		1,504,275,174			93,797,196	5,727,866		1,459,794,311
Royce Low-Priced Stock Fund
Alamos Gold	4,054,200	33,583,649	7,757,430	–	–	–	5,293,700	27,331,941
Arctic Cat	1,298,360	22,838,152	–	–	–	181,770	1,298,360	25,707,528
Bruker BioSciences*	5,353,757	40,206,715	–	7,176,891	3,875,418	–
Cache	1,052,800	26,572,672	2,302,593	–	–	–	1,206,800	16,014,236
Caliper Life Sciences	1,865,100	10,668,372	2,818,965	–	–	–	2,381,229	11,167,964
CEVA	1,306,800	8,454,996	–	261,095	(46,829)	–	1,281,800	10,895,300
Cell Genesys*	3,180,600	10,782,234	–	3,635,838	(2,497,550)	–
CryptoLogic*	630,675	14,631,660	–	1,841,199	561,521	108,258
eFunds Corporation*	3,021,700	83,096,750	–	15,437,437	14,962,744	–
eResearch Technology	3,504,500	23,585,285	–	–	–	–	3,504,500	33,327,795
Harris Steel Group*	2,052,600	76,548,964	–	37,512,689	42,816,125	–
Hecla Mining*	6,088,000	46,634,080	–	6,654,871	3,091,657	–
iPass	3,389,100	19,927,908	–	–	–	–	3,389,100	18,368,922
KVH Industries	1,150,200	12,203,622	–	–	–	–	1,150,200	10,087,254
Lexicon Pharmaceuticals	4,962,300	17,913,903	228,483	–	–	–	5,027,300	16,137,633
Metal Management	2,307,300	87,331,305	–	8,380,619	6,759,199	313,883	1,967,800	86,720,946
Natuzzi ADR	3,015,400	25,661,054	–	–	–	–	3,015,400	23,972,430
Northern Orion Resources*	8,181,600	29,944,656	–	1,381,199	1,366,048	–
Nu Skin Enterprises Cl. A	3,342,900	60,941,067	–	–	–	702,009	3,342,900	55,157,850
Olympic Steel	720,200	16,010,046	–	–	–	43,212	720,200	20,640,932
Omega Protein	2,001,100	15,468,503	–	4,433,062	(309,060)	–	1,491,100	13,807,586
PC-Tel	1,358,600	12,702,910	2,653,849	–	–	–	1,618,600	14,162,750
Palm Harbor Homes	1,498,300	21,006,166	–	–	–	–	1,498,300	21,200,945
PLATO Learning	1,336,312	7,229,448	3,779,622	–	–	–	2,086,237	9,596,690
Possis Medical	1,134,000	15,286,320	–	–	–	–	1,134,000	12,337,920
Silvercorp Metals	2,285,900	33,617,618	5,150,765	–	–	–	2,615,100	44,311,246
Steel Technologies*	912,200	16,009,110	–	17,497,774	9,656,597	84,330
TTM Technologies	2,049,935	23,225,764	2,025,327	–	–	–	2,250,035	29,250,455
Tesco Corporation	2,615,200	46,210,584	–	8,470,711	4,145,669	–	2,105,505	66,428,683
Total Energy Services Trust	1,616,700	16,553,100	3,390,182	–	–	822,044	1,966,700	20,677,813
VIVUS	3,138,500	11,361,370	–	507,313	(111)	–	3,038,500	15,891,355
		886,207,983			84,381,428	2,255,506		603,196,174
Royce Total Return Fund
Bancorp Rhode Island	260,600	11,270,950	–	–	–	78,180	260,600	9,967,950
Bel Fuse Cl. B*	596,817	20,763,263	1,314,739	3,163,880	374,866	59,346
Carmike Cinemas	642,100	13,092,419	–	–	–	112,368	642,100	14,100,516
Chase Corporation	320,183	8,148,657	1,859,636	–	–	–	759,474	12,759,163
Chemed Corporation*	616,200	22,787,076	1,386,785	6,243,362	1,286,851	73,692
Delta Apparel	617,395	10,551,281	53,811	514,615	110,800	59,391	583,578	10,591,941
Fauquier Bankshares	278,700	6,967,500	1,060,638	–	–	119,154	321,600	7,300,320
Government Properties Trust*	1,142,000	12,105,200	–	10,359,181	2,299,302	146,747
HopFed Bancorp	145,500	2,313,450	670,488	–	–	42,952	187,500	3,016,875
Mueller (Paul) Company	116,700	4,492,950	–	–	–	140,040	116,700	7,322,925
North Pittsburgh Systems	1,045,649	25,241,967	6,280,347	2,318,855	(146,687)	497,881	1,214,402	25,806,043
Preformed Line Products*	276,385	9,742,571	1,726	1,416,536	2,014,044	96,164
Quixote Corporation	461,900	9,085,573	–	-	–	87,761	461,900	8,637,530
Stanley Furniture	601,008	12,891,622	1,564,296	1,785,229	(394,063)	116,459	606,717	12,461,967
Starrett (L.S.) Company Cl. A	518,800	8,430,500	–	–	–	103,760	518,800	9,504,416
Timberland Bancorp	157,600	5,848,536	2,838,830	–	–	79,056	469,200	7,366,440
		183,733,515			5,545,113	1,812,951		128,836,086
Royce Opportunity Fund
Aceto Corporation*	1,117,450	9,654,768	919,672	48,810	(5,201)	122,095
Allion Healthcare	963,000	6,895,080	719,700	346,687	(124,145)	–	1,044,655	6,163,464
Bakers Footwear Group	419,666	3,793,781	453,247	–	–	–	467,366	3,383,730
Bell Industries	468,100	1,778,780	–	–	–	–	468,100	1,708,565

The Royce Funds 2007 Semiannual Report to Shareholders | 121

Notes to Financial Statements (unaudited)(continued)

Transactions in Affiliated Companies (continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	(Loss)	Income	6/30/07	6/30/07
Royce Opportunity Fund (continued)
Bottomline Technologies	1,066,701	$12,213,726	$3,591,049	$–	$–	$–	1,376,479	$16,999,516
CPI Aerostructures	305,100	2,190,618	–	–	–	–	305,100	2,532,330
California Micro Devices	1,222,600	5,354,988	415,282	–	–	–	1,307,600	5,295,780
ClearOne Communications	710,344	3,082,893	–	–	–	–	710,344	3,338,617
Computer Task Group	1,099,500	5,222,625	–	–	–	–	1,099,500	4,914,765
Comstock Homebuilding Cl. A*	617,730	3,551,948	823,731	1,366,595	(831,067)	–
Digirad Corporation	997,122	4,108,143	122,102	–	–	–	1,025,122	4,285,010
Electroglas	1,353,827	3,371,029	–	78,943	(32,016)	–	1,330,827	2,861,278
Evans & Sutherland Computer	670,825	2,837,590	–	72,720	(25,876)	–	652,825	1,481,913
Galaxy Nutritional Foods	934,100	485,732	49,488	–	–	–	999,900	539,946
Hawk Corporation Cl. A*	455,800	5,455,926	318,316	631,704	225,558	–
Interlink Electronics	790,775	2,372,325	28,235	39,870	(17,525)	–	787,275	1,180,912
Interphase Corporation	392,400	3,252,996	–	–	–	–	392,400	4,402,728
LeCroy Corporation	648,600	7,465,386	629,584	–	–	–	712,600	6,926,472
Majesco Entertainment	1,483,786	1,973,435	33,885	–	–	–	1,508,786	2,263,179
Merix Corporation	887,300	8,243,017	1,487,628	–	–	–	1,074,300	8,476,227
Nanometrics	880,900	6,967,919	1,799,039	–	–	–	1,130,500	7,755,230
Network Equipment Technologies	1,708,600	9,944,052	526,729	696,104	(147,490)	–	1,723,400	16,441,236
Printronix	356,981	4,426,564	36,415	–	–	71,646	359,481	4,673,253
REX Stores	524,400	9,302,856	601,145	–	–	–	561,200	11,128,596
Rubio’s Restaurants	632,700	6,232,095	–	159,555	36,742	–	616,900	6,249,197
SCM Microsystems	872,820	2,749,383	71,598	–	–	–	894,420	2,683,260
Sigmatron International	276,900	2,547,480	80,847	–	–	–	284,900	2,675,211
TRC Companies	1,044,900	9,017,487	744,477	139,200	430	–	1,108,000	16,431,640
Tollgrade Communications	624,634	6,602,381	727,948	–	–	–	689,834	7,277,749
Versant Corporation*	180,850	2,463,177	–	365,764	1,195,996	–
White Electronic Designs	1,225,290	6,665,578	577,593	–	–	–	1,319,790	7,654,782
		160,223,758			275,406	193,741		159,724,586
Royce Special Equity Fund
Frisch’s Restaurants	277,000	8,143,800	–	–	–	60,940	277,000	8,459,580
Graham Corporation	248,400	3,266,460	121,831	50,496	14,443	12,785	254,300	7,150,916
Hawkins	547,500	7,829,250	–	–	–	120,450	547,500	8,458,875
Koss Corporation	171,500	4,006,240	349,726	–	–	47,450	188,911	3,547,748
Lawson Products	450,000	20,650,500	–	–	–	270,000	450,000	17,415,000
Met-Pro Corporation	718,700	10,665,508	–	1,422,860	779,523	85,995	578,001	9,080,396
Mity Enterprises	201,500	3,606,850	–	–	–	–	201,500	4,324,190
National Dentex*	292,500	5,118,750	–	4,605,476	234,827	–
National Presto Industries	529,900	31,725,113	–	2,041,980	986,493	1,835,780	483,100	30,116,454
		95,012,471			2,015,286	2,433,400		88,553,159
Royce Value Plus Fund
Anika Therapeutics	968,395	12,850,602	297,633	–	–	–	990,395	15,044,100
Answers Corporation	575,010	7,699,384	-	–	–	–	575,010	7,101,373
Bancorp (The)	402,900	11,925,840	7,384,029	–	–	–	696,300	15,569,268
Casual Male Retail Group	–	–	26,053,361	–	–	–	2,271,300	22,940,130
Celadon Group	–	–	28,381,063	–	–	–	1,686,200	26,810,580
Cerus Corporation	–	–	13,855,793	–	–	–	2,061,000	13,932,360
Christopher & Banks	874,800	16,323,768	17,743,001	–	–	186,468	1,850,300	31,732,645
Cosi	–	–	22,123,807	–	–	–	3,697,600	16,861,056
Cypress Bioscience	700,300	5,427,325	15,667,307	–	–	–	2,048,800	27,167,088
Dyax Corporation	1,975,000	5,984,250	4,502,442	–	–	–	3,041,060	12,742,041
Entrust	3,504,600	14,964,642	286,261	–	–	–	3,575,434	14,516,262
FARO Technologies*	818,100	19,667,124	2,321,497	4,190,533	2,360,590	–
HealthTronics	1,427,300	9,505,818	4,220,797	–	–	–	2,208,000	9,604,800
Mercury Computer Systems	1,159,300	15,488,248	6,279,145	–	–	–	1,627,800	19,859,160
Novatel	–	–	24,255,764	–	–	–	620,700	22,531,410
NUCRYST Pharmaceuticals*	953,300	4,528,175	787,270	3,483,962	(2,494,077)	–
PeopleSupport	–	–	22,815,143	–	–	–	1,801,800	20,450,430
Pharmanet Development Group*	830,400	18,326,928	6,182,157	7,723,374	2,037,776	–
SpectraLink Corporation*	912,800	7,850,080	4,034,775	12,496,028	3,537,073	–
Supertex	–	–	31,045,591	–	–	–	906,900	28,422,246
3D Systems*	–	–	18,706,517	2,117,977	125,819	–
		150,542,184			5,567,181	186,468		305,284,949

* Not an Affiliated Company at June 30, 2007.

122 | The Royce Funds 2007 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

    As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2007 and held for the entire six-month period ended June 30, 2007. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2007 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/07	6/30/07	Period(1)	1/1/07	6/30/07	Period(1)	Ratio(2)

Investment Class

Pennsylvania Mutual Fund	$ 1,000.00	$ 1,100.26	$ 4.53	$ 1,000.00	$ 1,020.48	$ 4.36	0.87%
Royce Micro-Cap Fund	1,000.00	1,101.44	7.50	1,000.00	1,017.65	7.20	1.44%
Royce Premier Fund	1,000.00	1,145.53	5.80	1,000.00	1,019.39	5.46	1.09%
Royce Low-Priced Stock Fund	1,000.00	1,085.58	6.41	1,000.00	1,018.65	6.21	1.24%
Royce Total Return Fund	1,000.00	1,088.96	5.54	1,000.00	1,019.49	5.36	1.07%
Royce Heritage Fund(3)	1,000.00	1,079.12	6.39	1,000.00	1,018.65	6.21	1.24%
Royce Opportunity Fund	1,000.00	1,127.30	5.80	1,000.00	1,019.34	5.51	1.10%
Royce Special Equity Fund	1,000.00	1,112.58	5.87	1,000.00	1,019.24	5.61	1.12%
Royce Value Fund	1,000.00	1,120.32	6.52	1,000.00	1,018.65	6.21	1.24%
Royce Value Plus Fund	1,000.00	1,106.40	6.48	1,000.00	1,018.65	6.21	1.24%
Royce 100 Fund	1,000.00	1,089.07	6.42	1,000.00	1,018.65	6.21	1.24%

Service Class

Pennsylvania Mutual Fund	1,000.00	1,098.87	5.52	1,000.00	1,019.54	5.31	1.06%
Royce Micro-Cap Fund	1,000.00	1,100.75	8.65	1,000.00	1,016.56	8.30	1.66%
Royce Premier Fund	1,000.00	1,144.65	6.86	1,000.00	1,018.40	6.46	1.29%
Royce Low-Priced Stock Fund	1,000.00	1,099.82	7.71	1,000.00	1,017.46	7.40	1.48%
Royce Total Return Fund	1,000.00	1,087.61	6.68	1,000.00	1,018.40	6.46	1.29%
Royce Heritage Fund(3)	1,000.00	1,075.23	6.59	1,000.00	1,018.45	6.41	1.28%
Royce Opportunity Fund	1,000.00	1,125.59	6.80	1,000.00	1,018.40	6.46	1.29%
Royce Special Equity Fund	1,000.00	1,112.01	7.07	1,000.00	1,018.10	6.76	1.35%
Royce Value Fund	1,000.00	1,135.62	7.04	1,000.00	1,018.20	6.66	1.33%
Royce Value Plus Fund	1,000.00	1,127.75	6.96	1,000.00	1,018.25	6.61	1.32%
Royce Technology Value Fund	1,000.00	1,110.76	10.00	1,000.00	1,015.32	9.54	1.91%
Royce 100 Fund	1,000.00	1,100.96	6.72	1,000.00	1,018.40	6.46	1.29%
Royce Discovery Fund	1,000.00	1,010.19	7.43	1,000.00	1,017.41	7.45	1.49%

				The Royce Funds 2007 Semiannual Report to Shareholders | 123

Understanding Your Fund’s Expenses (unaudited)(continued)

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/07	6/30/07	Period(1)	1/1/07	6/30/07	Period(1)	Ratio(2)

Service Class (continued)

Royce Financial Services Fund	$1,000.00	$1,014.93	$7.44	$1,000.00	$1,017.41	$7.45	1.49%
Royce Dividend Value Fund	1,000.00	1,068.19	7.64	1,000.00	1,017.41	7.45	1.49%
Royce International Value Fund	1,000.00	1,158.00	9.04	1,000.00	1,016.41	8.45	1.69%
Royce International Smaller-
Companies Fund	1,000.00	1,103.00	8.81	1,000.00	1,016.41	8.45	1.69%

Consultant Class

Pennsylvania Mutual Fund	1,000.00	1,094.58	9.66	1,000.00	1,015.57	9.30	1.86%
Royce Micro-Cap Fund	1,000.00	1,096.24	12.58	1,000.00	1,012.79	12.08	2.42%
Royce Premier Fund	1,000.00	1,139.74	11.04	1,000.00	1,014.48	10.39	2.08%
Royce Total Return Fund	1,000.00	1,083.06	10.59	1,000.00	1,014.63	10.24	2.05%
Royce Heritage Fund(3)	1,000.00	1,068.97	12.77	1,000.00	1,012.45	12.42	2.49%
Royce Opportunity Fund	1,000.00	1,119.38	12.87	1,000.00	1,012.65	12.23	2.45%
Royce Special Equity Fund	1,000.00	1,106.54	11.44	1,000.00	1,013.93	10.94	2.19%
Royce Value Fund	1,000.00	1,129.33	13.09	1,000.00	1,012.50	12.37	2.48%
Royce Value Plus Fund	1,000.00	1,122.41	11.68	1,000.00	1,013.79	11.08	2.22%

Institutional Class

Royce Premier Fund	1,000.00	1,146.25	5.37	1,000.00	1,019.79	5.06	1.01%
Royce Low-Priced Stock Fund	1,000.00	1,101.66	6.15	1,000.00	1,018.94	5.91	1.18%
Royce Total Return Fund	1,000.00	1,089.95	5.08	1,000.00	1,019.93	4.91	0.98%
Royce Opportunity Fund	1,000.00	1,127.38	5.38	1,000.00	1,019.74	5.11	1.02%
Royce Special Equity Fund	1,000.00	1,112.80	5.45	1,000.00	1,019.64	5.21	1.04%
Royce Value Fund	1,000.00	1,136.78	5.46	1,000.00	1,019.69	5.16	1.03%
Royce Value Plus Fund	1,000.00	1,128.55	5.49	1,000.00	1,019.64	5.21	1.04%

W Class

Royce Premier Fund	1,000.00	1,145.44	5.53	1,000.00	1,019.64	5.21	1.04%
Royce Total Return Fund	1,000.00	1,088.89	5.39	1,000.00	1,019.64	5.21	1.04%

R Class

Pennsylvania Mutual Fund	1,000.00	1,000.79	8.63	1,000.00	1,016.17	8.70	1.74%
Royce Premier Fund	1,000.00	992.15	8.59	1,000.00	1,016.17	8.70	1.74%
Royce Low-Priced Stock Fund	1,000.00	990.37	8.59	1,000.00	1,016.17	8.70	1.74%
Royce Total Return Fund	1,000.00	1,001.34	8.63	1,000.00	1,016.17	8.70	1.74%
Royce Opportunity Fund	1,000.00	1,018.02	8.71	1,000.00	1,016.17	8.70	1.74%

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days (to reflect the half year period).

(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.
(3)	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

124 | The Royce Funds 2007 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

     The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2007, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2007 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Russell 2500, S&P SmallCap 600, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
    The Funds invest primarily in securities of mid-, small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
    This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•    the Funds’ future operating results,

•    the prospects of the Funds’ portfolio companies,

•    the impact of investments that the Funds have made or may make,
•    the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•    the ability of the Funds’ portfolio companies to achieve their objectives.

    This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2007 Semiannual Report to Shareholders | 125

Notes to Performance and Other Important Information (continued)

Shareholders Meeting Results

Royce Financial Services Fund
 At a Special Meeting of Shareholders held on April 9, 2007, the Fund’s shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
Approve a change in the Fund’s fundamental investment restriction to:

eliminate the Fund’s fundamental investment restriction limiting its investment in the securities of foreign issuers.	352,032	12,149	3,821

Royce Micro-Cap Fund
 At a Special Meeting of Shareholders held on April 9, 2007 and adjourned to May 2, 2007, the Fund’s shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
Approve a change in the Fund’s fundamental investment restriction to:

eliminate the Fund’s fundamental investment restriction
limiting its investment in the securities of foreign issuers;	22,431,354	2,807,269	1,618,042

eliminate the Fund’s fundamental investment restriction
prohibiting its investment in restricted securities; and	21,787,615	3,309,190	1,759,858

eliminate the Fund’s fundamental investment restriction prohibiting
its investment in the securities of other investment companies.	22,071,939	3,087,558	1,697,170

Royce Heritage Fund
 At a Special Meeting of Shareholders held on April 9, 2007 and adjourned to May 2, 2007, the Fund’s shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
Approve a change in the Fund’s fundamental investment restriction to:

eliminate the Fund’s fundamental investment restriction
limiting its investment in the securities of foreign issuers;	3,663,777	247,159	272,800

eliminate the Fund’s fundamental investment restriction
prohibiting its investment in restricted securities; and	3,497,590	339,725	293,151

eliminate the Fund’s fundamental investment restriction prohibiting
its investment in the securities of other investment companies.	3,477,720	352,879	299,869

126 | The Royce Funds 2007 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements

     At meetings held on June 6-7, 2007, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce International Value Fund and Royce International Smaller-Companies Fund (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each series of the Fund with other mutual funds in their “peer group” and “category”, information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as payments made to R&A or its affiliates relating to distribution of Fund shares, allocation of Fund brokerage commissions, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:
     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing break points for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the series’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to five years. Except as described below, all of the Funds fell in the 1st or 2nd quartiles within the small-cap universe for the three-year, five-year and ten-year periods ended December 31, 2006. Royce Opportunity Fund placed in the 3rd quartile for the three year period but was in the 2nd quartile for the five-year period and the first quartile for the ten-year period. Royce Special Equity Fund (“RSE”) placed in the bottom quartile for the three-year period as its returns during the recent strong small-cap market have significantly lagged its small-cap peers. However, RSE placed in the top quartile for the five-year period. Royce Technology Value Fund (“RTV”) placed in the 4th quartile in its Morningstar category for the three-year period as the recent technology market has favored larger cap stocks. However, RTV placed in the top quartile within its Morningstar category for the five-year period. Royce Discovery Fund has a micro-cap focus and, had its Sharpe Ratio been compared to the peer group chosen by Morningstar for Royce Micro-Cap Fund (“RMC”), it would have placed in the 2nd quartile among its micro-cap peers. All other Royce Funds fell in the top 1st or 2nd quartile within the small-cap universe for each of the periods. In addition to each Fund’s risk-adjusted performance the trustees also reviewed and considered each Fund’s absolute total returns, down-market performance and, for the Funds in existence for such periods, long-term performance records over periods of ten years or longer.
     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each of the Fund’s performance supported the renewal of its Investment Advisory Agreement.

The Royce Funds 2007 Semiannual Report to Shareholders | 127

Board Approval of Investment Advisory Agreements (continued)

     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of sale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees noted that in 2004 breakpoints had been added to the investment advisory fees for all series except Pennsylvania Mutual Fund (“PMF”), (PMF’s fee schedule already had breakpoints) and that the contractual investment advisory fee rate for RMC, Royce Low-Priced Stock Fund (“RLP”) and RTV had each been reduced in recent years. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. Except as described below, the net expense ratios for the series ranked within the 1st and 2nd quartile among their peers, as selected by Morningstar. It was noted that Royce Total Return Fund (“RTR”) was being compared against a peer group for purposes of the Morningstar expense ratio analysis that generally consisted of funds managed by firms much larger than R&A and that it placed in the 3rd quartile among that group. Within its Morningstar category, RTR placed in the top quartile. It was noted that RLP’s net expense ratio was in the 4th quartile of the Morningstar peer group, but that its expense ratio includes a 12b-1 fee of up to 0.25%. (Only six other peers have a 0.25% 12b-1 fee). If the 12b-1 fee was stripped out, RLP would place 8 of 13, in the middle quintile. RLP’s higher management fee, reflecting the Fund’s use of low-priced and micro-cap stocks, which are harder to research and trade, accounts for the remainder of the difference. The trustees noted that Royce Heritage Fund (“RHF”) had a net 12b-1 fee expense of 10 basis points in 2006, which accounts for the 4 basis points difference between it and the peer median expense ratio (only five out of 18 peers had a 12b-1 expense). Even with the 12b-1 expense, it was noted that RHF placed in the middle quintile (59th percentile). The trustees noted that Royce Value Plus Fund and Royce Value Fund similarly can account for their higher relative expense ratios by their net 12b-1 fee of 11 and 12 basis points, respectively, compared to their differentials from the median of 5 and 11 basis points, respectively. The trustees believed that RTV’s 4th quartile (8 of 9) peer ranking should be viewed with consideration of its investment style. RTV’s investment approach is significantly different from most of the funds in its peer group, as only RTV and one other fund had a micro-cap orientation in 2006 (average market cap of $268 million for RTV, and an average of $2.4 billion for the seven non-micro-cap funds in RTV’s peer group). RTV’s expense ratio is within four basis points of the only other micro-cap fund in its peer group. The level of research necessary for RTV’s micro-cap oriented bottom-up approach is far greater than that necessary for larger-cap stocks. Notwithstanding this analysis, the recent reduction of the management fee for this Fund, effective May 14, 2007, and the related expense cap reduction to 1.69% would place RTV well below its peer group median expense ratio of 1.94%. Similarly, the trustees noted that Royce Financial Services Fund’s peer group includes only two other small-cap oriented financial services funds, which have management fees of 1.00% and 0.90% respectively. The rest are large-cap. The trustees took into consideration the fact that the level of research necessary for a small-cap, bottom-up approach is far greater than that necessary for large-cap stocks. Royce 100 Fund’s (“ROH”) peer group includes mainly larger funds than itself (7 of 11 peers). ROH was currently running at an expense ratio of 1.32%, which would place it in the 2nd quartile.
     The trustees noted that R&A has waived advisory fees in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that each of the Funds’ advisory fees compared favorably to these other accounts.
     The entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

128 | The Royce Funds 2007 Semiannual Report to Shareholders

Postscript: Tastes Great

Our taste buds know what’s good. Just as important, they know it in an absolute sense. Whether we go for haute cuisine, burgers and fries, or both, we know what we like, and we like it for its own sake. Although everyone’s taste is subjective, when we sit down anticipating a great meal, we’re not thinking in relative terms. If we love Italian food, it’s not because it’s so enjoyable relative to French or Indian or Chinese or Tex-Mex. We simply enjoy it on its own merits. We may prefer it to other cuisines, just as we may prefer veal piccata to linguine and clams, but that’s not quite the same thing as enjoying something on a relative basis.

to make our managers hungry for the overlooked and—in our view, anyway—the undervalued. This can create performance disparities with our benchmark (as well as other small-cap indices), as well as the occasional bout of indigestion when the Funds experience relative underperformance. We accept these hiccups and attempt to stick to a steady diet of long-term above-average returns. Hopefully, our shareholders share our taste for the importance of absolute performance.

     So when Chuck Royce first began to say, “You can’t eat from the table of relative returns, only from the table of absolute performance,” he may have been closer than he initially imagined to describing why absolute performance goals are so critical to us at The Royce Funds. For each of our portfolios, we seek strong absolute returns over market cycle and other long-term periods.

     Of course, we understand that there will be times when this is not the case. Particularly during periods of relative underperformance, we expect to hear questions about what’s on our small-cap menu, about why we’re not beating our small-cap benchmark, or why we’re not using another index as a benchmark that happens to be doing better than our Funds are at the time. These criticisms are something of an occupational hazard and thus explain why we choose to discuss performance in both relative and absolute terms.

(This is consistent with our goal of doubling our money in four to five years with any stock that we select for our portfolios.) We may not always meet the mark, but the salient point is that we have established a target for our portfolios that’s based squarely on long-term, absolute results.

When Chuck Royce first began to say, “You can’t eat from the table of relative returns, only from the table of absolute performance,” he may have been closer than he initially imagined to describing why absolute performance goals are so critical to us at The Royce Funds. For each of our portfolios, we seek strong absolute returns over market cycle and other long-term periods.

     In many ways, we like to think of ourselves as “benchmark agnostic.” In other words, we select companies for our portfolios based on each business’s absolute return potential, and not because we think that they can beat the return provided by a relevant small-cap index. Our focus is on security selection, on the search

     As active small-cap managers, we tend to be less anxious about short-term performance as a whole than those of our peers who may be more focused on beating a benchmark or who seek to replicate an index in terms of portfolio holdings or similar industry and sector weightings. By contrast, we are strictly stock pickers, and thus our sector and industry weightings are byproducts of our focus on individual companies. This bottom-up, business-buyer’s approach tends for compelling values in the large and diverse small-cap marketplace. At the same time, however, we recognize the need to frame our Funds’ market cycle and other long-term performance for our investors. The Russell 2000 is thus useful in helping us to chart our progress, but our true appetite is best satisfied by what we love best—strong, absolute returns over the long term.

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Wealth Of Experience
With approximately $32.7 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes eight Portfolio Managers, as well as 11 assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $122 million invested in The Royce Funds.

General Information	Advisor Services
Additional Report Copies	(For Fund Materials, Performance Updates,
and Prospectus Inquiries	Account Inquiries
(800) 221-4268	(800) 33-ROYCE (337-6923)

Shareholder Services	Broker/Dealer Services
(800) 841-1180	For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

Automated Telephone Services
(800) 78-ROYCE (787-6923)
www.roycefunds.com This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds	OE-REP-0607

Royce Select Fund I Royce Select Fund II Royce Global Select Fund	SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

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Performance and Expenses	Through June 30, 2007

	Average Annual Total Returns

		1-Year		Since Inception		Since Inception	Annual Operating
Fund	1-Year	(Net)[1]	5-Year	(Date)		(Net)[1]	Expenses

Royce Select Fund I	19.65%	17.58%	17.46%	18.63%	(11/18/98)	n/a	2.18%

Royce Select Fund II	8.21	6.19	n/a	15.56	(6/30/05)	14.47	2.99

Royce Global Select Fund	28.82	26.36	n/a	29.11	(6/30/05)	27.87	2.40

Russell 2000	16.43	n/a	13.88	n/a		n/a	n/a

Important Performance, Expense and Risk Information

All performance information in this Review reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Annual operating expenses for Royce Select I, Royce Select II and Royce Global Select Funds reflect each Fund’s total annual operating expenses as of the most current prospectus and include each Fund’s management fee based on 12.5% of each Fund’s pre-fee, high-watermark total return in 2006 of 17.44% for Royce Select Fund I, 23.92% for Royce Select Fund II and 19.20% for Royce Global Select Fund. Royce has contractually agreed to absorb all other operating expenses of each Fund, other than dividend expenses relating to any short selling activity of the Fund. The Royce Funds invest primarily in securities of mid-, small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 Index is an unmanaged index of domestic small capitalization stocks.

[1]Royce Select Fund I’s one-year results have been adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years. Royce Select Fund II and Royce Global Select Fund’s one-year and since inception results have been adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

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Letter to Our Shareholders

Rolling Stone Blues

At first blush, the mid-point of 2007 looked very similar to the end of 2006. The economy’s condition was mostly positive, interest rates remained low and global liquidity levels remained flush following some vexing signs of contraction earlier in the year. The stock market kept moving mostly upwards, and the long bull market for small-caps in particular showed few signs of slowing down prior to July of this year. What’s new for 2007 is that larger companies have emerged in the short run as market leaders, though the margin of outperformance versus small-cap both year-to-date and for the one-year period ended June 30 was not enormous. Within small-cap, there has been a move toward larger, arguably higher-quality companies that’s distinct from the generally better returns achieved by more speculative issues in 2006. The overall direction remained positive for smaller companies, as it did for stocks as a whole. Equity investors continued to benefit from a remarkable run that included more of the overall market than is usually thought, small-cap having long since stolen the headlines from its larger peers as “The Only Asset Class Worth Owning” in some quarters.
    Like the Rolling Stones, the bull market just kept going and going and going, almost automatic in its overall upward movement, its success seemingly taken for granted, with so many investors sure that the big hits would not fade away. As value investors, prone to a cautious, if not pessimistic, temperament, this blissful confidence on the part of certain observers was the object of our skepticism. Our view for the past few years has been that the bull market was nearly out of time. Although the market has so far seen fit to prove us wrong (though July’s correction could be a sign of things to come), we remain convinced

One of the advantages of employing an all-weather strategy to select smaller company stocks is that we continue to do what we have always done regardless of the market’s behavior. When smaller company stock prices were on the rise, it was more challenging to find the compelling values that have always been our stock in trade, but the search goes on whether the overall small-cap market is moving up or down.

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Letter to Our Shareholders

that a more historically typical correction of 15% or better is in the near future for smaller companies. The positive-performance phase that began in the fall of 2002 was interrupted by only two corrections in the 10%-14% range—one in 2004-5 and another in 2006—and a handful of others that were shy of double digits. To paraphrase the poet, the course of true market cycles never did run smooth. At least not as smooth as this current cycle. And to us, this was a warning. As we saw in July, when stock prices fell harder than they did during any other month this year, things can change very quickly. Along with our belief in regression to the mean, our conviction that markets are inherently cyclical is too firm to counter any temptation to abandon the lessons of history.

Over the past decade or so the growth
in the number and variety of equity
market indices has been explosive.
Russell, Standard & Poor’s (“S&P”),
Wilshire, and Barra have all become
accepted names in the equity world
with stables of various indices.
Considering the burgeoning number
and scope of equity market indices,
it is critical that investors better
understand the composition, attribution
and construction methodology
among similar equity market indices.

As the Standard & Poor’s 500 index
recently celebrated its 50th anniversary,
we thought that it might be
helpful to delve into the particulars of
the more prominent small-cap indices,
and how we at The Royce Funds view
them. Two of the most prominent are
the Russell 2000 and the S&P SmallCap
600, both widely accepted benchmarks
for small-cap equities. Yet each is
different in composition, attribution
and construction methodology.
     As active small-cap managers with large stakes throughout the small-cap universe, perhaps we should be more consistently happy with a market that before July had been gathering no moss and few, if any bears. Maybe we should try a little harder to relax and simply enjoy the good times. Make no mistake, we are mostly very pleased—and more than happy to reap the benefits of the robust returns that smaller stocks have been providing since the most recent small-cap market trough in October 2002. However, as the small-cap bull stampeded its way toward a fifth full year, we were also in the midst of our own 19th Nervous Breakdown (and at least as many bear market predictions) as we awaited what seemed to us an inevitable small-cap downturn. Even as the market was swaying to higher and higher levels, we could not escape the nagging and persistent reality that historically strong bull markets often give way to serious corrections, and the longer the good times last, the more likely it seems that the bear’s bite will be deep. Of course, one of the advantages of employing an all-weather strategy to select smaller

The Russell 2000 index is the
oldest—dating back to 1979—and
broadest of the two small-cap
indices. It measures the performance
of the 2,000 smallest companies in
the Russell 3000 Index (which
represents 99% of the U.S. equity

Continued on page 6...
company stocks is that we continue to do what we have always done regardless of the market’s behavior. When smaller company stock prices were on the rise, it was more challenging to find the compelling values that have always been our stock in trade, but the search goes on whether the overall small-cap market is moving up or down.

It’s All Over Now
If our call for overall lower returns has not yet panned out, and our prediction of a small-cap correction has thus far proved at best premature, we can take a small measure of comfort for

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our forecasting acumen in the emergence of large-cap as a market leader, a development we thought first looked likely by the beginning of 2006. As usually happens, the case for large-cap leadership took on a certain inevitability only with the gift of hindsight. In 2005, the large-cap S&P 500 and the small-cap Russell 2000 finished the year with near-identical results—the S&P 500 was up 4.9% while the Russell 2000 gained 4.6%. The large-cap index relinquished the performance crown in 2006 (+15.8% versus 18.4%), but small-cap regained its edge mostly through the courtesy of a torrid first quarter and a strong fourth quarter. In both 2006’s bearish second quarter and flat-to-down third quarter, the S&P 500 beat the Russell 2000, events we regarded as especially telling of a shift to large-cap leadership. That third-quarter outperformance (+5.7% versus +0.4%) was the key to giving the large-cap index an edge for the second half of 2006; it also contributed to large-cap outgaining small-cap for the one-year period ended 6/30/07, up 20.6% versus 16.4%.
We have been less focused on the leadership issue within small-cap than we are in the wider worlds of small- and large-cap in part because we do not limit ourselves in the broad small-cap universe by attaching labels to stocks such as “value” or “growth.”

       Two thousand seven has been different in terms of its first-half performance patterns, yet the end result through the end of June showed the S&P 500 ahead of its small-cap counterpart. During this year’s first quarter, a period that was positive for almost every segment of the stock market save certain small-cap growth companies and many micro-cap stocks, the S&P 500 gained a paltry 0.6% versus 2.0% for the Russell 2000. (The Nasdaq Composite, meanwhile, managed a 0.3% gain.) The second quarter saw higher returns spread more consistently throughout the market. Large-cap led small-cap, with the S&P 500 up 6.3% versus 4.4% for its small-cap sibling, while the Nasdaq Composite led both indices with a gain of 7.5%. For the year-to-date period ended 6/30/07, the Nasdaq Composite actually led, its 7.8% gain ahead of the S&P 500’s 7.0% return and the Russell 2000’s 6.5% showing.
       These first-half results, as well as the large- and small-cap indices’ one-year returns, were consistent with our thought that when large-cap stocks did finally assume a leadership role, the margin of outperformance would be slight. We remain committed to the idea that large-cap’s stay at the top should be brief, as frequent leadership rotation seems likely to roll on. Considering the recent status of large-cap’s leadership, it should come as no surprise that the long-term performance edge remained with smaller companies. The Russell 2000 outpaced the S&P 500 for the three-, five-, 10- and 15-year periods ended 6/30/07. In addition, the small-cap index outgained its large-cap counterpart in two-thirds of the S&P 500’s positive quarters in each three-, five- and 10-year period ended 6/30/07.

Not Fade Away
During the first half, a similar shift in leadership arrived via a different route between value and growth within small-cap. The Russell 2000 Value index had maintained a near-

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market) and accounts for approximately
8% of the total market
capitalization of the larger Russell
index. As of the end of June 2007,
the median market cap of the Russell
2000 was $695 million. The largest
company by market cap in the index
was $3.3 billion and the smallest was
$125 million. Companies with market
capitalizations in excess of $2.5
billion represented 6% of the index,
while micro-caps, which Royce defines
as companies with market
capitalizations less than $500 million,
comprised roughly 13% of the index.
In terms of attribution, Financial
Services represented the largest
sector weight in the index at the end
of June 2007, at 22.6%. Industrials
(autos and transportation, materials
and processing and producer durable)
and Consumer Discretionary followed,
with weightings of 21.5% and
19.2%, respectively.

Introduced in 1994, the S&P
SmallCap 600 is more concentrated
than the Russell 2000, consisting of
600 names that cover approximately
3% of the domestic equity market.
The median market cap of the S&P
SmallCap 600 was $820 million as of
the end of June 2007. The largest
company by market cap in the index
was $5.0 billion and the smallest was
$70 million. Companies with more
than $2.5 billion in market cap
comprised approximately 7%, while
micro-caps represented 20% of the
overall index. Industrials (materials
and processing and producer durable)
represented the largest sector
weighting in the index at 19.1%,

 Continued on page 8...

Letter to Our Shareholders

stranglehold on small-cap leadership until the first quarter of 2007, when it slipped under the thumb of its small-cap growth sibling. During both the first quarter (+1.5% versus +2.5%) and second quarter (+2.3% versus +6.7%), the Russell 2000 Value index lost ground to the Russell 2000 Growth index. Interestingly for us, value also underperformed growth from the interim small-cap peak on 2/22/07 through 6/30/07, down 0.8% compared to a gain of 2.9%. This consistent underperformance, even during the year’s more volatile periods, not only put small-cap value in second place for the year-to-date period ended 6/30/07 (+3.8% versus +9.3%), it also cost small-cap value the performance edge for the most recent 12-month period. For the one-year period ended 6/30/07, the Russell 2000 Value index was up 16.1% versus 16.8% for the Russell 2000 Growth index.
     Paralleling the performance patterns of small-cap versus large-cap, the Russell 2000 Value index maintained its lead over the Russell 2000 Growth index for longer-term periods. It bested small-cap growth for the three-, five-, 10-, 15-, 20- and 25-year periods ended 6/30/07. A critical element in this performance edge came from small-cap value’s better performance during the nearly five-year bull-market period following the small-cap market trough in October 2002, and from its superior results from the previous small-cap market peak on 3/9/00 through 6/30/07. What gives us some pause about the current period is the relative strength of small-cap growth in the more volatile period from that February 2007 interim peak. This is in stark contrast to 2006, a period in which small-cap value beat small-cap growth in up, down and more mixed quarters. However, we have been less focused on the leadership issue within small-cap than we are in the wider worlds of small- and large-cap in part because we do not limit ourselves in the broad small-cap universe by attaching labels to stocks such as “value” or “growth.”

Calm, Cool & Collected
Another reason for our bemusement is rooted in our own Funds’ recent results. While the Russell 2000 Value index was dominating small-cap performance in 2006, one of our conservatively managed Select portfolios was underperforming. Yet during the first half of 2007, that same portfolio—Royce Select Fund I—was a terrific performer. In addition, the no less conservatively managed Royce Global Select Fund more than tripled the return of the Russell 2000 and more than quintupled the gain of the Russell 2000 Value index. So it would seem that the distinctions between small-cap value and growth stocks being drawn by the wider world may no longer be as significant as they were even a few years ago. Royce Select Fund II struggled, a blemish on an otherwise strong first half for our three performance-fee-based offerings. Royce Select Fund I and Royce Global Select Fund were ahead of their small-cap benchmark, the Russell 2000, for the year-to-date period ended 6/30/07, and both outpaced the small-cap index for the 12 months ended 6/30/07.

6 | This page is not part of the 2007 Semiannual Report to Shareholders

    First-half strength came from holdings in several sectors, but the leader in many portfolios (and a profitable one in all) was Industrial Products. The ongoing worldwide boom in large-scale infrastructure construction, particularly in China, has made industrial companies, which have historically been well-represented in the portfolio, highly desirable. Holdings in Natural Resources and Technology were generally solid as well. Although micro-cap stocks finished the first half trailing their larger small-cap peers, any ill-effects scarcely registered in the Funds’ first-half results. We were therefore generally pleased with the Funds’ first-half results, especially in a market climate that has made it more and more challenging to find the sort of attractive values that we like.
The popularity of ETF’s and other index-based investments has played an important role in helping small-cap to be taken more seriously as an asset class. We also think that the related success of small-cap value approaches has been a factor in this growing esteem because a large number of investors saw that you could invest in small-cap stocks or indices with attractively low volatility scores.

You Can’t Always Get What You Want
Indeed, the reality of small-cap’s status as a permanent, professional asset class–something that we are happy to report does not seem likely to change, even in the event of a correction more severe than what we think is probable—cuts both ways for us. The popularity of ETF’s and other index-based investments has played an important role in helping small-cap to be taken more seriously as an asset class. We also think that the related success of small-cap value approaches has been a factor in this growing esteem because a large number of investors saw that you could invest in small-cap stocks or indices with attractively low volatility scores. However, this has also created new tests for our purchase habits, in which we seek high-quality companies selling for bargain prices.
     Unquestionably, in our view, the major player in the extension of the small-cap bull market has been the vast amount of global liquidity. The world has been awash with capital looking for a profitable home, and that’s been an enormous factor in keeping stock prices afloat. Many of the investment vehicles that have become increasingly better known—not just ETFs, but hedge funds, as well as merger and acquisition (M&A) and private equity activity—have been fueled to some degree by the large amounts of cash circling the globe. Global liquidity has worked to make M&A’s, leveraged buyouts and

This page is not part of the 2007 Semiannual Report to Shareholders | 7

followed by Information Technology at 17.1%, and Financial Services at 15.8% at the end of June 2007.	Letter to Our Shareholders

Another important difference between
the two indices is the respective
construction methodology. The S&P
SmallCap 600 is designed to be an
“efficient portfolio of companies that
meet specific inclusion criteria to
ensure that they are investable and
financially viable.” Inclusion in the
index is determined subjectively by
the S&P Index Committee, which adds
new stocks to the index based not
only on size, but also on financial
viability, liquidity, adequate float
size and other trading requirements.

In contrast, the Russell 2000 is
more objective in nature; it has no
committee to determine membership
and stresses the need to accurately
represent the market as it is.
Kelly Haughton, strategic director for
the Russell Indices, believes that
“the market should decide which
stocks belong in an index, especially
if the index is to provide an unbiased
benchmark for measuring the results
of money managers’ investment
decisions.”

With differing composition, attribution
and construction, performance
can also vary dramatically. In fact,
examining the annual performance of
the two indices over the past 10
years shows that the spread has been
as wide as 1400 basis points in a
single calendar year. Still, we think
that the Russell 2000 and the
Standard & Poor’s SmallCap 600
Index are reasonable proxies of the
small capitalization world.

privatizations increasingly commonplace in the financial marketplace. The United States is in the midst of a mega-merger wave, with the number and size of the transactions exploding. During the first half of 2007, 15 companies in the S&P 500 announced takeovers, while 111 companies in the Russell 2000 had deals pending. Equally important, the trend has shown no signs of slowing down within the small-cap world.
      However mindful of the significance of these figures, we still do not believe that the extraordinary amount of global liquidity changes the rules of the road in the U.S. equity market, at least over the long run. Cyclicality remains the norm. Today’s small-cap market is no different than large-cap was during the ’90s. Global liquidity has extended a wonderful bull market, but it cannot save the market from history, which means that sooner or later, the good times will end. Smaller companies have been, and will continue to be, the target of private equity funds and larger companies flush with cash. Although it’s clear that M&A activity is not the primary driver of long-term performance, it has already had a hand in the extended run for a small-cap bull market. Yet once the bull market for acquisitions ends, the softening in demand could precipitate a more widespread correction in the very market whose bullish phase it helped to extend in the first place.

8 | This page is not part of the 2007 Semiannual Report to Shareholders

Time Is On Our Side
As we look forward, we almost find ourselves wishing for a serious, though short-lived, correction for smaller stocks. We are still buying mostly on short-term dips, which typically do not yield the sort of absolute value that we would ideally prefer. Our goal is to be fully invested, but with purchase decisions becoming harder and harder, it has not been easy. Yet that is the reality of the current market (at least as of this writing), so we make our adjustments and deal with what we have on a daily basis. And even as we remain highly concerned about a correction for smaller companies, we are also confident about the long-term prospects for our chosen asset class. Whether or not a decidedly bearish July marked the beginning of a correction, we are still managing our portfolios with a long-term outlook and an absolute return bias. We have never allowed our thoughts on the short- or intermediate-term forecasts for the market to cloud our stock selection process. Regardless of where we think the market may be headed next, the search for great values in smaller stocks goes on, with the thought that our Funds can provide the kind of terrific long-term absolute returns that help our shareholders to build wealth.

Sincerely,
We have never allowed our thoughts on the short- or intermediate-term forecasts for the market to cloud our stock selection process. Regardless of where we think the market may be headed next, the search for great values in smaller stocks goes on...
Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

            July 31, 2007

This page is not part of the 2007 Semiannual Report to Shareholders | 9

10  |  The Royce Funds 2007 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Trustee*, President
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 52 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Senior Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Trustee
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Richard M. Galkin, Trustee
Age: 69 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee
Age: 72 | Number of Funds Overseen: 25 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 65 | Number of Funds Overseen: 41 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Chief Executive officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 61 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 55 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 48 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 45 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 40 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 47 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling 1-800-221-4268.

The Royce Funds 2007 Semiannual Report to Shareholders | 11

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*			9.67%

One-Year			19.65

One-Year (Net)[1]			17.58

Three-Year			15.20

Five-Year			17.46

Since Inception (11/18/98)			18.63

EXPENSE RATIO

Annual Operating Expenses			2.18%

* Not annualized.
[1]Royce Select Fund I’s one-year results have been adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2006	15.0%	2002	-15.8%

2005	10.9	2001	24.5

2004	19.1	2000	15.0

2003	48.7	1999	35.4

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			4.2%

SEI Investments			2.6

Corinthian Colleges			2.5

Ritchie Bros. Auctioneers			2.5

Arkansas Best			2.3

MoneyGram International			2.3

SkillSoft ADR			2.2

HEICO Corporation Cl. A			2.1

eResearch Technology			2.1

Brady Corporation Cl. A			1.9

TOP 4 SHORT POSITIONS % of Net Assets

BB&T Corporation			-0.8%

Washington Mutual			-1.7

Financial Select Sector SPDR Fund			-3.8

iShares Russell Microcap Index Fund			-7.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			19.4%

Industrial Services			16.1

Financial Services			13.3

Industrial Products			12.7

Consumer Services			8.3

Natural Resources			6.7

Consumer Products			2.4

Financial Intermediaries			2.2

Health			1.3

Miscellaneous			2.3

Cash and Cash Equivalents			15.3

Royce Select Fund I

Managers’ Discussion
After a 2006 that was solid on an absolute basis, but disappointing on a relative basis, Royce Select Fund I (RS1) bounced back on a relative basis in the first half of 2007, while registering an equally impressive absolute return. The Fund was up 9.7% for the year-to-date period ended 6/30/07, outpacing its small-cap benchmark, the Russell 2000, which gained 6.5% for the same period. Unlike the more volatile 2006, in which an up quarter gave way to a down quarter, followed by a flat-to-down quarter then another up quarter, 2007 has so far been more consistently positive. The first six months were also better for larger small-caps than for micro-caps. The Fund was ahead of the Russell 2000 in the first quarter, up 3.4% versus 2.0% for the small-cap index. This trend continued in the second quarter, in which RS1 gained 6.1% versus 4.4% for its benchmark. We were also pleased that the Fund outpaced the Russell 2000 from the interim small-cap peak on 2/22/07 through 6/30/07, up 5.4% compared to a 1.0% return for the benchmark.
     The Fund’s healthy start contributed to its ongoing absolute and relative strength during recent long-term market cycle periods, which are the standard by which we evaluate the portfolio’s performance. RS1 gained 181.3% from the previous small-cap peak on 3/9/00 through 6/30/07, more than triple the 50.8% gain turned in by the Russell 2000. The Fund was also ahead of the small-cap index during the mostly bullish period from the small-cap market trough on 10/9/02 through 6/30/07, up 206.3% versus 169.9% for the benchmark. These results in turn helped RS1 to achieve notable absolute results over longer-term, calendar-based periods that also saw the Fund outperforming the Russell 2000. RS1 beat the Russell 2000 for the one-, three-, five-year and since inception (11/18/98) periods ended 6/30/07. The Fund’s average annual total return since inception was 18.6%.

     All but one of the Fund’s sectors were in positive territory at the end of the first half, with holdings in the Technology, Industrial Products, Industrial Services and Natural Resources sectors scoring the largest dollar-based net gains. Net losses at the individual holding level were modest on a dollar basis, and in the case of two positions that appear on the “Good Ideas At The Time” list, we built our respective stakes. Our belief that the small-cap market
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Biosite	$192,404

eResearch Technology	176,287

SkillSoft ADR	123,751

Pason Systems	121,025

AllianceBernstein Holding L.P.	114,110

*Includes dividends

Important Performance and Expense Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Annual operating expenses for Royce Select Fund I reflect the Fund’s total annual operating expenses as of the most current prospectus and includes the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high-watermark total return of 17.44% in 2006. Royce has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expenses relating to any short selling activity of the Fund.

12  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

is overdue for a correction led us to take a larger short position in an ETF that invests in the Russell MicroCap index during February. In March and June, we bought more shares of Universal Truckload Services, which provides non-asset based transportation services. After finishing 2006 with record revenues, the company’s earnings were lower, though still positive, in 2007’s first quarter, the results of a weaker domestic freight market and pricing pressure from excess truckload capacity. Our thought was that its well-managed niche and attractive balance sheet could help it bounce back. We were less sanguine about the prospects for Capital Trust, a real estate investment trust that suffered along with the rest of its industry in the wake of a slumping housing market and the implosion of the subprime mortgage market. We planned to reduce our stake in July.
     Biosite creates products for diagnosing cardiovascular diseases, drug overdoses and infectious diseases. Its share price skyrocketed in late March when a larger competitor offered a 53% premium for its stock. We sold our position in April. One of 2006’s “Good Ideas at the Time” came all the way back to show up in this year’s winner’s circle. eResearch Technology provides digitally based cardiac screening technology and services. We were initially drawn to its promising business, balance sheet and new management, so we built our position throughout 2006. Earnings and revenues remained positive through the first half of 2007. Perhaps investors finally began to recognize its quality. Whatever the reasons behind the increase, we trimmed our position in June. During February, we initiated a position in training and education software maker SkillSoft based on its core business and strong earnings. Its stock price rose more or less steadily in the first half. It was a top-ten holding at

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
June 30. Pason Systems manufactures specialized drilling instrumentation systems for land-based drilling rigs. It’s the kind of well-run, conservatively capitalized service business that we often seek in the energy industry, and we were pleased to see others begin to see similar value in the firm. We held a large position at the end of June. The share price of the Fund’s largest position, asset management company AllianceBernstein Holding L.P., began to rebound in the summer of 2006 and continued through the end of June 2007, though with a fairly substantial hiccup this past February when the firm restated results for fiscal 2006.

Capital Trust Cl. A	$65,980

iShares Russell MicroCap index (Short)	59,254

Universal Truckload Services	56,441

Jazz Technologies (Units)	50,529

MoneyGram International	45,595

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$1,437 million

Weighted Average P/E Ratio			19.5x

Weighted Average P/B Ratio			2.7x

Weighted Average Yield			1.0%

Fund Net Assets			$25 million

Number of Holdings			67

Symbol			RYSFX

The Funds’ P/E calculation exclude companies with zero or negative earnings.

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RS1	Median	Breakpoint

Sharpe Ratio	0.99	0.75	0.86

Standard Deviation	14.48	15.25	14.07

Beta	1.11	1.06	0.97

*Five years ended 6/30/07. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RS1	17.46%	14.48	1.21

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2007 Semiannual Report to Shareholders  |  13

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*	4.11%

One-Year	8.21

One-Year (Net)[1]	6.19

Since Inception (6/30/05)	15.56

Since Inception (6/30/05) (Net)[1]	14.47

EXPENSE RATIO

Annual Operating Expenses	2.99%

* Not Annualized.
[1]Royce Select Fund II’s one-year and since inception results have been adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

TOP 10 POSITIONS % of Net Assets

Komag	2.8%

Integral Systems	2.5

Acacia Research-Acacia Technologies	2.3

Newport Corporation	2.1

Chardan North China Acquisition	2.1

Owens Corning	1.9

Origin Agritech	1.5

Res-Care	1.5

Liberty Mines	1.5

Actions Semiconductor ADR	1.5

TOP 5 SHORT POSITIONS % of Net Assets

Ultra QQQ ProShares	-1.8%

BB&T Corporation	-2.0

Ultra S&P 500 ProShares	-2.2

Financial Select Sector SPDR Fund	-3.5

Washington Mutual	-4.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	29.0%

Health	8.0

Industrial Products	7.2

Industrial Services	5.7

Natural Resources	5.0

Consumer Services	4.9

Financial Services	3.1

Consumer Products	2.6

Financial Intermediaries	2.4

Micellaneous	3.8

Cash and Cash Equivalents	28.3

Royce Select Fund II

Managers’ Discussion
Underperformance on a relative basis is bad. Poor performance on an absolute basis is worse. Accomplishing both of these goals, even in a short-term period, is the worst. Royce Select Fund II was up 4.1% for the year-to-date period ended 6/30/07, trailing its small-cap benchmark, the Russell 2000, which gained 6.5% during the same period. The Fund actually got off to a good start in 2007. During the first quarter, a fairly nondescript period in which equity returns were mostly low but positive, RS2 outpaced the small-cap index with a gain of 3.3% versus 2.0% for the Russell 2000. When stock prices began to pick up steam in the second quarter, the Fund stalled. RS2 was up 0.8% between April and June, while the Russell 2000 was up 4.4%. The Fund’s average annual total return since inception (6/30/05) was 14.5%.
     Although we were not at all pleased with the Fund’s performance in the first half, we will continue to focus on what we deem to be attractive long-term opportunities while also focusing closely on risk. We also want to note that more than 50% of RS2’s outstanding shares belonged to its portfolio managers during this period. The belief in eating our own cooking stands even if the dish is temporarily not to our taste.
      Inphonic had the most significant negative impact on a dollar basis in the first half, and the Fund has lost more than 50% of its investment since we first began purchasing the stock in RS2 during January 2006. The company sells wireless services online and has a dominant share of non-carrier activations through the internet. Inphonic was late in filing financial results for fiscal 2006 and in the first fiscal quarter of 2007, but has since caught up. The firm has recently transitioned its business model to allow it to participate in an ongoing revenue stream from wireless customers, a business model that all of the major U.S. wireless carriers have since adopted. Under this new arrangement, revenues should become more predictable and the accounting treatment cleaner. The tradeoff, however, is an upfront hit to revenues and earnings, something that the market did not embrace in the first half. If these were the company’s only obstacles, we might be more confident in its future. Unfortunately, these challenges conspired with our concerns about management and led us to reduce our position.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Hanfeng Evergreen	$26,762

Armor Holdings	16,748

Komag	15,412

Acacia Research–Acacia Technologies	13,874

Zoltek Companies	13,198

*Includes dividends

Important Performance and Expense Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Annual operating expenses for Royce Select Fund II reflect the Fund’s total annual operating expenses as of the most current prospectus and includes the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high-watermark total return of 23.92% in 2006. Royce has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expenses relating to any short selling activity of the Fund.

14  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

     TVI Corporation is a micro-cap company that sells shelter systems for decontamination and infection control and also supplies respirator systems to the military. We were initially drawn to its history of impressive annualized returns on invested capital. Although revenues and earnings slowed in 2006, we were anticipating a return to more normalized levels in 2007. However, after new business did not materialize as expected, the firm also restated its 2006 third fiscal quarter results, and some high-level managers were found to have engaged in some questionable business transactions between 2003 and 2005. We sold our shares in May. Two of the Fund’s short positions also showed net losses. We have primarily been using ETF’s as a protective hedge against a potential correction in the stock market. While this proved helpful during the sharp sell-off at the end of February 2007, these positions hurt performance through the remainder of the first half when stock prices were back on the rise.
     As for the good news, Hanfeng Evergreen is a Canadian company that provides value-added fertilizer to China’s growing urban greening and agricultural markets. The Chinese government has begun offering incentives to farms and businesses trying to go green, and this has helped Hanfeng Evergreen’s already-healthy business to blossom. A top-notch distribution network and the difficulties faced by competitors importing fertilizer components have resulted in the firm adding capacity to meet

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
the growing demand for its products. The precipitous growth in its share price led us to begin pruning our stake in March. Armor Holdings makes armored vehicles and other security products for law enforcement and the military. We liked its management, niche business and earnings strength. The announcement of a merger with a larger competitor sent its share price soaring. After re-initiating a position in February, we began to sell our shares in April.

Inphonic	$41,113

Ultra QQQ ProShares (Short)	22,481

Ultra S&P 500 ProShares (Short)	16,447

TVI Corporation	16,350

Velocity Express	12,545

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization	$342 million

Weighted Average P/E Ratio	19.7x

Weighted Average P/B Ratio	2.4x

Weighted Average Yield	0.2%

Fund Net Assets	$3 million

Number of Holdings	82

Symbol	RSFDX

The Funds’ P/E calculation excludes companies with zero or negative earnings.

The Royce Funds 2007 Semiannual Report to Shareholders  |  15

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/07

Jan-June 2007*	18.62%

One-Year	28.82

One-Year (Net)[1]	26.36

Since Inception (6/30/05)	29.11

Since Inception (6/30/05) (Net)[1]	27.87

EXPENSE RATIO

Annual Operating Expenses	2.40%

* Not annualized.
[1]Royce Global Select Fund’s one-year and since inception results have been adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

TOP 10 POSITIONS % of Net Assets

Unit Corporation	3.5%

Metal Management	3.4

Knight Capital Group Cl. A	3.4

Lincoln Electric Holdings	3.3

Fronteer Development Group	2.7

Silver Standard Resources	2.6

Schnitzer Steel Industries Cl. A	2.5

Endeavour Mining Capital	2.4

Ensign Energy Services	2.4

Gammon Gold	2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources	26.1%

Industrial Products	24.5

Consumer Products	6.6

Industrial Services	4.8

Consumer Services	4.7

Technology	4.7

Financial Services	3.8

Financial Intermediaries	3.4

Health	3.1

Cash and Cash Equivalents	18.3

Royce Global Select Fund

Managers’ Discussion
Royce Global Select Fund (RGS) continued to enjoy a promising start as its first half results showed. RGS gained 18.6% for the year-to-date period ended 6/30/07, nearly tripling the return of its small-cap benchmark, the Russell 2000, which was up 6.5% for the same period. The Fund’s relative advantage—and its strong absolute results—were consistent through the year’s first six months. During the first quarter, when equity returns were generally positive, though low, RGS was up 8.7% versus 2.0% for the small-cap benchmark. When share prices were on more of a dynamic upswing during the second quarter, the Fund stayed on its fast course, up 9.1%, again more than doubling the Russell 2000’s gain of 4.4%. From the interim small-cap peak on 2/22/07 through 6/30/07, RGS’s advantage was even more pronounced, up 10.6% versus 1.0% for its benchmark.
     Although RGS has only been in existence a relatively short time period, we continue to be pleased with the Fund’s early results. RGS outpaced the Russell 2000 for the one-year and since inception (6/30/05) periods ended 6/30/07. RGS’s average annual total return since inception was 27.9%.
     The dominant sectors in the first half were also the Fund’s two largest at the end of June, Industrial Products and Natural Resources. Each sector’s net gains on a dollar basis more than quadrupled that of the Fund’s third best-performing area, Financial Services. IPSCO is a steel producer and fabricator that also does ample business with energy companies, giving it exposure to two industries that both led portfolio performance in the first half and that have been highly profitable in recent years. We were first drawn to the firm by its pristine balance sheet, strong history of earnings and high returns on capital.

These qualities no doubt played a part in IPSCO becoming the target of several larger companies looking for an acquisition earlier in the year, with Swedish steelmaker SSAB winning the honor in May. We began to sell our position at an attractive premium in April. The urge to merge was hard for many companies to resist in the first half. Strong earnings and a solid business in a resurgent industry also made Texas-based Chaparral Steel an attractive candidate. Its business success and talk of a possible buyout (finally announced in July) helped its share price to climb.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

IPSCO	$44,038

Ivanhoe Mines	30,870

Chaparral Steel	28,646

Unit Corporation	24,156

UraMin	23,917

*Includes dividends

Important Performance and Expense Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Annual operating expenses for Royce Global Select Fund reflect the Fund’s total annual operating expenses as of the most current prospectus and includes the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high-watermark total return of 19.20% in 2006. Royce has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expenses relating to any short selling activity of the Fund.

16  |  The Royce Funds 2007 Semiannual Report to Shareholders

Performance and Portfolio Review

     Within Natural Resources, Unit Corporation reaped the rewards of running a strong, well-managed business in a mostly positive market for energy stocks. The firm first came to our attention prior to RGS’s inception, when we noticed that its dual businesses of land contract drilling and oil and natural gas exploration and production took it off the radar screens of most energy industry analysts. We added to our stake in the first half. Precious metals and mining companies were the dominant industry in the sector. Ivanhoe Mines is a conservatively capitalized business with extensive operations in Mongolia. It recently won permission from that nation’s government to develop what could be the world’s largest undeveloped copper and gold deposits in tandem with another firm, news that gave a healthy sheen to Ivanhoe’s stock price. The stock price of Canadian mining firm UraMin stayed on the rise, in part due to its focus on uranium mining in Africa. While Gammon Gold disappointed, the decline in its stock price needs to be seen in the context of a difficult market for gold and silver commodity prices. The firm had some issues with its Mexican mining operations, though we thought highly enough of the company’s decision to appoint an experienced and conservative CEO in April 2007 that we re-established a position in June.
     The stock price of Umbro suffered during the first half, but that only increased our affection for this Manchester, England based athletic footwear and athletic apparel maker with a significant toehold on the English football—soccer to us Yanks—market. A previous run-up in its stock price, as well as the

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
previous CEO selling his entire stake, made investors skittish. We liked its strong brand name, its ambitious expansion plans, and its status as a micro-cap company in an asset class that has undergone a great deal of consolidation. Asset management and institutional trading company Knight Capital Group endured slowing profits as its compensation costs rose before earnings were hampered by a decline in its hedge fund fees. We built our position throughout the first half.

Umbro	$6,830

Gammon Gold	5,553

Knight Capital Group Cl. A	5,515

Timberland Company Cl. A	4,783

Lexicon Pharmaceuticals	4,001

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization	$1,274 million

Weighted Average P/E Ratio	16.3x

Weighted Average P/B Ratio	3.1x

Weighted Average Yield	0.7%

Fund Net Assets	$4 million

Number of Holdings	50

Symbol	RSFTX

The Funds’ P/E calculation excludes companies with zero or negative earnings.

The Royce Funds 2007 Semiannual Report to Shareholders  |  17

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18  |  The Royce Funds 2007 Semiannual Report to Shareholders

Schedules of Investments	June 30, 2007 (unaudited)

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 84.7%

Consumer Products – 2.4%
Apparel and Shoes - 0.7%
Columbia Sportswear	2,700	$185,436

Sports and Recreation - 1.2%
Polaris Industries	5,300	287,048

Other Consumer Products - 0.5%
Fossil [a]	4,400	129,756

Total (Cost $433,215)		602,240

Consumer Services – 8.3%
Media and Broadcasting - 0.6%
Westwood One	20,000	143,800

Retail Stores - 0.6%
Tuesday Morning	12,600	155,736

Other Consumer Services - 7.1%
Collectors Universe	13,000	198,770
Corinthian Colleges [a,b]	39,200	638,568
MoneyGram International	20,800	581,360
Universal Technical Institute [a]	14,700	373,233

		1,791,931

Total (Cost $1,846,374)		2,091,467

Financial Intermediaries – 2.2%
Banking - 1.1%
Bank of N.T. Butterfield & Son	4,664	279,840

Real Estate Investment Trusts - 0.6%
Capital Trust Cl. A	4,000	136,560

Other Financial Intermediaries - 0.5%
MarketAxess Holdings [a]	6,900	124,131

Total (Cost $395,453)		540,531

Financial Services – 13.3%
Information and Processing - 3.4%
Morningstar [a]	4,600	216,315
SEI Investments [b]	22,200	644,688

		861,003

Insurance Brokers - 2.3%
Brown & Brown	13,200	331,848
Gallagher (Arthur J.) & Co.	8,600	239,768

		571,616

Investment Management - 7.6%
AllianceBernstein Holding L.P. [b]	12,200	1,062,498
Highbury Financial [a]	45,300	278,595
Highbury Financial (Warrants) [a]	90,600	139,524
Nuveen Investments Cl. A	7,100	441,265

		1,921,882

Total (Cost $1,839,316)		3,354,501

Health – 1.3%
Drugs and Biotech - 1.3%
Perrigo Company	17,100	334,818

Total (Cost $199,676)		334,818

Industrial Products – 12.7%
Automotive - 1.3%
Gentex Corporation	16,600	326,854

	SHARES	VALUE
Machinery - 5.8%
Lincoln Electric Holdings	3,800	$282,112
†Regal-Beloit	7,300	339,742
†Robbins & Myers	8,300	440,979
Rofin-Sinar Technologies [a]	5,900	407,100

		1,469,933

Metal Fabrication and Distribution - 2.4%
Metal Management	7,500	330,525
Quanex Corporation	5,900	287,330

		617,855

Specialty Chemicals and Materials - 1.3%
†Westlake Chemical	11,400	320,568

Other Industrial Products - 1.9%
Brady Corporation Cl. A	12,600	467,964

Total (Cost $2,359,025)		3,203,174

Industrial Services – 16.1%
Commercial Services - 8.3%
†CRA International [a]	4,800	231,360
Copart [a]	11,200	342,608
eResearch Technology [a,b]	54,600	519,246
Grupo Aeroportuario del Centro Norte ADR [a]	13,800	379,086
MPS Group [a]	15,600	208,572
Navigant Consulting [a,b]	21,500	399,040

		2,079,912

Industrial Distribution - 3.1%
MSC Industrial Direct Cl. A	3,000	165,000
Ritchie Bros. Auctioneers [b]	9,900	619,938

		784,938

Transportation and Logistics - 4.7%
Arkansas Best	15,000	584,550
†Pacer International	12,000	282,240
Universal Truckload Services [a]	16,100	319,907

		1,186,697

Total (Cost $3,149,880)		4,051,547

Natural Resources – 6.7%
Energy Services - 5.0%
Calfrac Well Services	18,000	354,170
Oil States International [a]	11,300	467,142
Pason Systems	28,200	441,564

		1,262,876

Oil and Gas - 1.7%
Unit Corporation [a]	6,600	415,206

Total (Cost $1,318,910)		1,678,082

Technology – 19.4%
Aerospace and Defense - 2.1%
HEICO Corporation Cl. A	14,800	520,220

Components and Systems - 4.0%
Electronics for Imaging [a]	13,500	380,970
Plexus Corporation [a]	20,100	462,099
Technitrol	5,500	157,685

		1,000,754

Distribution - 1.2%
Benchmark Electronics [a]	13,050	295,191

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 19

Schedules of Investments

Royce Select Fund I (continued)	Royce Select Fund II

	SHARES	VALUE
Technology (continued)
IT Services - 2.4%
Perot Systems Cl. A [a]	17,300	$294,792
Syntel	10,100	306,939

		601,731

Semiconductors and Equipment - 3.8%
Cognex Corporation	10,700	240,857
†Cymer [a]	7,700	309,540
GSI Group [a]	42,600	417,054

		967,451

Software - 5.3%
Fair Isaac	10,300	413,236
†MSC.Software [a]	26,900	364,226
†SkillSoft ADR [a]	60,000	557,400

		1,334,862

Telecommunications - 0.6%
Foundry Networks [a]	9,900	164,934

Total (Cost $3,678,449)		4,885,143

Miscellaneous [c] – 2.3%
Total (Cost $600,066)		586,340

TOTAL COMMON STOCKS
(Cost $15,820,364)		21,327,843

REPURCHASE AGREEMENT – 15.8%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $3,996,698 (collateralized
by obligations of various U.S. Government
Agencies, valued at $4,094,875)
(Cost $3,995,000)		3,995,000

TOTAL INVESTMENTS – 100.5%
(Cost $19,815,364)		25,322,843

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.5)%		(133,002)

NET ASSETS – 100.0%		$25,189,841

SECURITIES SOLD SHORT
COMMON STOCKS – 13.5%
Diversified Investment Companies – 11.0%
Exchange Traded Funds - 11.0%
Financial Select Sector SPDR Fund	26,700	$966,006
iShares Russell Microcap Index Fund	30,000	1,815,000

Total (Proceeds $2,702,748)		2,781,006

Financial Intermediaries – 2.5%
Banking - 2.5%
BB&T Corporation	5,000	203,400
Washington Mutual	10,000	426,400

Total (Proceeds $601,114)		629,800

TOTAL SECURITIES SOLD SHORT
(Proceeds $3,303,862)		$3,410,806

	SHARES	VALUE
COMMON STOCKS – 71.7%

Consumer Products – 2.6%
Apparel and Shoes - 0.8%
True Religion Apparel [a,b]	1,000	$20,330

Sports and Recreation - 0.5%
†Cybex International [a,b]	1,800	12,600

Other Consumer Products - 1.3%
NexCen Brands [a,b]	3,000	33,420

Total (Cost $53,333)		66,350

Consumer Services – 4.9%
Restaurants and Lodgings - 1.5%
†Cosi [a,b]	3,500	15,960
†Noble Roman’s [a]	3,000	22,200

		38,160

Retail Stores - 2.7%
†Eddie Bauer Holdings [a]	1,900	24,415
†Longs Drug Stores	600	31,512
†Pep Boys-Manny, Moe & Jack [b]	800	16,128

		72,055

Other Consumer Services - 0.7%
†Lincoln Educational Services [a,b]	1,000	14,860
†Premier Exhibitions [a]	300	4,728

		19,588

Total (Cost $122,496)		129,803

Financial Intermediaries – 2.4%
Insurance - 0.8%
†Greenlight Capital Re Cl. A [a]	900	20,277

Securities Brokers - 1.6%
†International Assets Holding [a]	1,000	23,250
Jefferies Group [b]	700	18,886

		42,136

Total (Cost $53,153)		62,413

Financial Services – 3.1%
Insurance Brokers - 1.0%
Health Benefits Direct [a,b]	10,600	24,910

Other Financial Services - 2.1%
Chardan North China Acquisition [a,b]	2,900	21,402
Chardan North China Acquisition
(Warrants) [a]	13,100	34,322

		55,724

Total (Cost $87,555)		80,634

Health – 8.0%
Drugs and Biotech - 3.1%
Caraco Pharmaceutical Laboratories [a,b]	1,170	17,761
Origin Agritech [a,b]	4,870	40,178
Strategic Diagnostics [a]	5,100	23,052

		80,991

Health Services - 3.5%
†Alliance Imaging [a]	3,500	32,865
†Psychemedics Corporation	900	18,369
Res-Care [a,b]	1,880	39,743

		90,977

20 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE
Health (continued)
Medical Products and Devices - 1.4%
†CAS Medical Systems [a]	4,400	$31,108
Golden Meditech Company [a]	12,000	6,906

		38,014

Total (Cost $194,862)		209,982

Industrial Products – 7.2%
Automotive - 2.3%
†Noble International	1,700	34,748
†Titan International	800	25,288

		60,036

Construction Materials - 1.9%
†Owens Corning [a]	1,500	50,445

Machinery - 1.4%
†EnPro Industries [a,b]	500	21,395
Hurco Companies [a]	300	14,994

		36,389

Metal Fabrication and Distribution - 1.6%
Commercial Metals [b]	500	16,885
Insteel Industries [b]	1,450	26,100

		42,985

Total (Cost $167,380)		189,855

Industrial Services – 5.7%
Commercial Services - 2.8%
†Access Integrated Technologies Cl. A a,b	1,100	8,899
†ClearPoint Business Resources [a,b]	3,000	14,940
†Metalico [a,b]	2,900	23,055
†StarTek [a]	2,600	28,054

		74,948

Engineering and Construction - 0.8%
Hanfeng Evergreen [a,b]	1,800	20,277

Food and Tobacco Processors - 1.3%
Galaxy Nutritional Foods [a,b]	28,800	15,552
Sunopta [a,b]	1,580	17,617

		33,169

Transportation and Logistics - 0.8%
ABX Air [a,b]	2,500	20,150

Total (Cost $119,668)		148,544

Natural Resources – 5.0%
Energy Services - 0.6%
Willbros Group [a,b]	500	14,840

Oil and Gas - 1.5%
Cano Petroleum [a]	2,900	17,400
Storm Cat Energy [a]	19,000	21,660

		39,060

Precious Metals and Mining - 2.9%
International Coal Group [a]	2,300	13,754
†Liberty Mines [a]	12,600	39,624
Northgate Minerals [a,b]	8,100	23,490

		76,868

Total (Cost $138,737)		130,768

Technology – 29.0%
Aerospace and Defense - 2.5%
†Integral Systems [b]	2,688	65,345

	SHARES	VALUE
Components and Systems - 10.1%
Acacia Research-Acacia Technologies [a,b]	3,790	$61,246
Komag [a]	2,300	73,347
†Newport Corporation [a,b]	3,600	55,728
†Richardson Electronics	3,600	33,300
†SCM Microsystems [a,b]	3,500	10,500
†Spectrum Control [a]	1,800	30,384

		264,505

Distribution - 1.3%
†China 3C Group [a]	2,684	16,614
†Mattson Technology [a]	1,900	18,430

		35,044

Internet Software and Services - 1.2%
†Marchex Cl. B b	2,000	32,640

Semiconductors and Equipment - 5.0%
†Actions Semiconductor ADR [a,b]	6,300	38,745
Diodes [a,b]	550	22,974
†Integrated Device Technology [a,b]	1,900	29,013
Jinpan International	1,000	19,200
Supertex [a,b]	650	20,371

		130,303

Software - 2.7%
†OpenTV Cl. A a	15,420	32,690
†SkillSoft ADR [a,b]	2,200	20,438
Trintech Group ADR [a,b]	3,648	16,598

		69,726

Telecommunications - 6.2%
Comtech Telecommunications [a]	700	32,494
†Endwave Corporation [a]	2,869	32,793
InPhonic [a]	6,600	30,756
†Partner Communications ADR [b]	1,100	17,754
Radyne [a,b]	2,060	21,980
†UCN [a]	5,913	25,426

		161,203

Total (Cost $739,586)		758,766

Miscellaneous [c] – 3.8%
Total (Cost $103,967)		100,481

TOTAL COMMON STOCKS
(Cost $1,780,737)		1,877,596

REPURCHASE AGREEMENT – 15.3%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $400,170 (collateralized
by obligations of various U.S. Government
Agencies, valued at $412,563)
(Cost $400,000)		400,000

TOTAL INVESTMENTS – 87.0%
(Cost $2,180,737)		2,277,596

CASH AND OTHER ASSETS
LESS LIABILITIES – 13.0%		341,120

NET ASSETS – 100.0%		$2,618,716

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 21

Schedules of Investments

Royce Select Fund II (continued)	Royce Global Select Fund

	SHARES	VALUE
SECURITIES SOLD SHORT
COMMON STOCKS – 13.5%
Diversified Investment Companies – 7.4%
Exchange Traded Funds - 7.4%
Financial Select Sector SPDR Fund	2,500	$90,450
Ultra QQQ ProShares	500	47,540
Ultra S&P 500 ProShares	600	56,700

Total (Proceeds $193,963)		194,690

Financial Intermediaries – 6.1%
Banking - 6.1%
BB&T Corporation	1,300	52,884
Washington Mutual	2,500	106,600

Total (Proceeds $152,292)		159,484

TOTAL SECURITIES SOLD SHORT
(Proceeds $346,255)		$354,174

	SHARES	VALUE
COMMON STOCKS – 81.7%

Consumer Products – 6.6%
Apparel and Shoes - 2.2%
Timberland Company Cl. A [a]	1,000	$25,190
Van De Velde	1,400	72,553

		97,743

Sports and Recreation - 3.0%
†Thor Industries	1,500	67,710
Umbro	21,000	66,418

		134,128

Other Consumer Products - 1.4%
†Fossil [a]	2,000	58,980

Total (Cost $295,089)		290,851

Consumer Services – 4.7%
Direct Marketing - 1.5%
Nu Skin Enterprises Cl. A	4,000	66,000

Other Consumer Services - 3.2%
Corinthian Colleges [a]	2,200	35,838
Lincoln Educational Services [a]	2,800	41,608
Renaissance Learning	5,000	65,750

		143,196

Total (Cost $201,131)		209,196

Financial Intermediaries – 3.4%
Securities Brokers - 3.4%
Knight Capital Group Cl. A [a]	9,000	149,400

Total (Cost $148,573)		149,400

Financial Services – 3.8%
Investment Management - 3.8%
†CapMan Cl. B	15,800	86,180
†GP Investments BDR	1,900	83,712

Total (Cost $146,074)		169,892

Health – 3.1%
Drugs and Biotech - 2.1%
Endo Pharmaceuticals Holdings [a]	700	23,961
Lexicon Pharmaceuticals [a]	9,500	30,495
Orchid Cellmark [a]	8,000	37,120

		91,576

Medical Products and Devices - 1.0%
Caliper Life Sciences [a]	10,000	46,900

Total (Cost $133,637)		138,476

Industrial Products – 24.5%
Building Systems and Components - 2.4%
†Duratex	2,000	57,024
Simpson Manufacturing	1,400	47,236

		104,260

Machinery - 8.8%
†Gardner Denver [a]	1,400	59,570
†Kennametal	600	49,218
Lincoln Electric Holdings	2,000	148,480
Pfeiffer Vacuum Technology	800	77,147
Woodward Governor	1,000	53,670

		388,085

22 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution - 11.8%
†Chaparral Steel	1,200	$86,244
†Dynamic Materials	1,700	63,750
IPSCO	300	47,664
Metal Management	3,400	149,838
Reliance Steel & Aluminum	1,200	67,512
Schnitzer Steel Industries Cl. A	2,300	110,262

		525,270

Paper and Packaging - 1.5%
†Mayr-Melnhof Karton	300	68,287

Total (Cost $882,567)		1,085,902

Industrial Services – 4.8%
Commercial Services - 3.3%
Labor Ready [a]	2,000	46,220
†LECG Corporation [a]	4,000	60,440
Portfolio Recovery Associates	700	42,014

		148,674

Transportation and Logistics - 1.5%
Arkansas Best	1,700	66,249

Total (Cost $189,506)		214,923

Natural Resources – 26.1%
Energy Services - 6.9%
Ensign Energy Services	6,000	107,017
Pason Systems	2,200	34,448
Tesco Corporation [a]	2,000	63,100
Trican Well Service	4,900	99,771

		304,336

Oil and Gas - 3.6%
Unit Corporation [a]	2,500	157,275

Precious Metals and Mining - 15.6%
Endeavour Mining Capital	12,000	107,918
†Fronteer Development Group [a]	10,000	119,000
Gammon Gold [a]	8,000	100,960
Ivanhoe Mines [a]	7,000	99,680
†Red Back Mining [a]	15,000	74,630
Silver Standard Resources [a]	3,400	116,858
Silvercorp Metals [a]	4,400	74,555

		693,601

Total (Cost $1,009,395)		1,155,212

	SHARES	VALUE
Technology – 4.7%
Distribution - 1.2%
Diploma	2,800	$50,773

Semiconductors and Equipment - 1.4%
†Vaisala Cl. A	1,200	63,342

Telecommunications - 2.1%
ADTRAN	2,000	51,940
Foundry Networks [a]	2,500	41,650

		93,590

Total (Cost $180,426)		207,705

TOTAL COMMON STOCKS
(Cost $3,186,398)		3,621,557

REPURCHASE AGREEMENT – 21.0%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $932,396 (collateralized
by obligations of various U.S. Government
Agencies, valued at $955,938)
(Cost $932,000)		932,000

TOTAL INVESTMENTS – 102.7%
(Cost $4,118,398)		4,553,557

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.7)%		(120,366)

NET ASSETS – 100.0%		$4,433,191

[a]	Non-income producing.

[b]	All or a portion of these securities have been segregated as collateral for short sales.

[c]	Includes securities first acquired in 2007 and less than 1% of net assets.

†	New additions in 2007.

Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2007 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 23

Statements of Assets and Liabilities	June 30, 2007 (unaudited)

	Royce	Royce	Royce
	Select	Select	Global Select
	Fund I	Fund II	Fund
ASSETS:
Investments at value*	$21,327,843	$1,877,596	$3,621,557
Repurchase agreements (at cost and value)	3,995,000	400,000	932,000
Deposits with brokers for securities sold short	3,305,994	270,147	–
Cash and foreign currency	29,931	–	1,404
Receivable for investments sold	85,070	42,111	–
Receivable for capital shares sold	–	403,458	–
Receivable for dividends and interest	16,249	327	2,121

Total Assets	28,760,087	2,993,639	4,557,082

LIABILITIES:
Securities sold short, at fair value**	3,410,806	354,174	–
Payable for investments purchased	29,536	5,375	117,340
Payble for capital shares redeemed	105,230	–	–
Payble for dividends and interest	8,484	673	–
Payable for investment advisory fees	16,190	–	6,551
Payable to custodian for cash overdrawn	–	14,701	–

Total Liabilities	3,570,246	374,923	123,891

Net Assets	$25,189,841	$2,618,716	$4,433,191

ANALYSIS OF NET ASSETS:
Paid-in capital	$17,103,233	$2,396,686	$3,834,475
Undistributed net investment income (loss)	(46,988)	(7,329)	(42,627)
Accumulated net realized gain (loss) on investments and foreign currency	2,733,051	140,418	206,177
Net unrealized appreciation (depreciation) on investments and foreign currency	5,400,545	88,941	435,166

Net Assets	$25,189,841	$2,618,716	$4,433,191

Investment Class	$25,189,841	$2,618,716	$4,433,191

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	1,207,336	209,877	278,210

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$20.86	$12.48	$15.93

* Investments at identified cost	$15,820,364	$1,780,737	$3,186,398
** Proceeds of short sales	3,303,862	346,255	–
Aggregate value of segregated securities	3,255,394	638,057	–

(1) Offering and redemption price per share; shares redeemed within three years of purchase are subject to a 2% redemption fee, payable to the Fund.
24 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Select Fund I		Royce Select Fund II		Royce Global Select Fund

	Six months ended		Six months ended		Six months ended
	6/30/07	Year ended	6/30/07	Year ended	6/30/07	Year ended
	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$(99,867)	$(113,700)	$(7,615)	$(22,585)	$(32,699)	$(6,249)
Net realized gain (loss) on investments
and foreign currency	2,379,656	3,209,279	113,442	163,874	178,872	94,344
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(16,628)	294,001	(21,433)	67,704	266,080	100,571

Net increase (decrease) in net assets from
investment operations	2,263,161	3,389,580	84,394	208,993	412,253	188,666

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	(2,778)
Net realized gain on investments and
foreign currency
Investment Class	–	(3,301,264)	(4,329)	(112,225)	–	(65,695)

Total distributions	–	(3,301,264)	(4,329)	(112,225)	–	(68,473)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	705,592	486,982	834,623	739,668	2,706,474	1,156,378
Distributions reinvested
Investment Class	–	3,092,343	4,329	112,225	–	68,474
Value of shares redeemed
Investment Class	(1,203,581)	(5,801,846)	(69,209)	–	(284,896)	(293,000)
Shareholder redemption fees
Investment Class	4,533	9,757	874	–	–	–

Net increase (decrease) in net assets from
capital share transactions	(493,456)	(2,212,764)	770,617	851,893	2,421,578	931,852

NET INCREASE (DECREASE) IN NET ASSETS	1,769,705	(2,124,448)	850,682	948,661	2,833,831	1,052,045
NET ASSETS:
Beginning of period	23,420,136	25,544,584	1,768,034	819,373	1,599,360	547,315

End of period	$25,189,841	$23,420,136	$2,618,716	$1,768,034	$4,433,191	$1,599,360

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(46,988)	$52,879	$(7,329)	$286	$(42,627)	$(9,928)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 25

Statements of Operations	Six Months Ended June 30, 2007 (unaudited)

	Royce	Royce	Royce
	Select	Select	Global Select
	Fund I	Fund II	Fund
INVESTMENT INCOME:
Income:
Interest	$118,117	$5,433	$17,905
Dividends	109,154	1,957	13,456

Total income	227,271	7,390	31,361

Expenses:
Investment advisory fees	309,186	12,187	64,060
Dividends on securities sold short	17,952	2,818	–

Total expenses	327,138	15,005	64,060

Net expenses	327,138	15,005	64,060

Net investment income (loss)	(99,867)	(7,615)	(32,699)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	2,379,656	113,442	178,872
Net change in unrealized appreciation
(depreciation) on investments and foreign currency	(16,628)	(21,433)	266,080

Net realized and unrealized gain (loss) on investments and foreign currency	2,363,028	92,009	444,952

NET INCREASE (DECREASE) IN NET ASSETS FROM
INVESTMENT OPERATIONS	$2,263,161	$84,394	$412,253

26 | The Royce Funds 2007 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions									Ratio of Net
	Net	Net	and Unrealized		Distributions	from Net									Investment
	Asset Value,	Investment	Gain (Loss) on	Total from	from Net	Realized Gain on		Shareholder	Net Asset			Net Assets,	Ratio of Expenses		Income (Loss)	Portfolio
	Beginning	Income	Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End	Total		End of Period	to Average		to Average	Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return		(in thousands)	Net Assets		Net Assets	Rate

Royce Select I
†2007	$19.02	$(0.08)	$1.92	$1.84	$–	$–	$–	$–	$20.86	9.67	%*	$25,190	1.34	%*	(0.41)%*	31%
2006	19.16	(0.09)	2.99	2.90	–	(3.05)	(3.05)	0.01	19.02	15.02		23,420	2.18		(0.46)	45
2005(a)	20.87	(0.05)	2.32	2.27	–	(3.99)	(3.99)	0.01	19.16	10.87		25,545	1.67		(0.22)	83
2004(a)	19.81	(0.32)	4.08	3.76	–	(2.71)	(2.71)	0.01	20.87	19.08		24,917	2.45		(1.54)	53
2003(a)	14.60	(0.31)	7.39	7.08	–	(1.88)	(1.88)	0.01	19.81	48.67		21,640	2.69		(1.74)	30
2002(a)	17.70	(0.10)	(2.71)	(2.81)	–	(0.31)	(0.31)	0.02	14.60	(15.82)		16,183	1.01		(0.60)	90

Royce Select Fund II (b)
†2007	$12.01	$(0.04)	$0.52	$0.48	$–	$(0.02)	$(0.02)	$0.01	$12.48	4.11	%*	$2,619	0.71	%*	(0.36)%*	282%
2006	10.71	(0.21)	2.32	2.11	–	(0.81)	(0.81)	–	12.01	19.76		1,768	2.99		(1.70)	443
2005	10.00	(0.06)	0.77	0.71	–	–	–	–	10.71	7.10	*	819	1.12	*	(0.64)*	239

Royce Global Select Fund (b)
†2007	$13.43	$(0.17)	$2.67	$2.50	$–	$–	$–	$–	$15.93	18.62	%*	$4,433	2.31	%*	(1.18)%*	31%
2006	11.77	0.00	2.29	2.29	(0.03)	(0.60)	(0.63)	–	13.43	19.40		1,599	2.40		(0.57)	50
2005	10.00	(0.20)	1.97	1.77	–	–	–	–	11.77	17.70	*	547	2.45	*	(1.84)*	22

(a)	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.
(b)	The Fund commenced operations on June 30, 2005.
*	Not annualized.
†	Six months ended June 30, 2007 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2007 Semiannual Report to Shareholders | 27

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Select Fund I, Royce Select Fund II and Royce Global Select Fund (the “Fund” or “Funds”), are three series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) and at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
     The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Investment Transactions
and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds generally incur only performance fees as expenses. See the “Investment Adviser” section of these notes.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Short Sales:
     The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement

28 | The Royce Funds 2007 Semiannual Report to Shareholders

bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the six months ended June 30, 2007.

Recent Accounting Pronouncements:
     Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 was adopted for the Funds on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.
     FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

The Royce Funds 2007 Semiannual Report to Shareholders | 29

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares):

			Shares issued for		Shares		Net increase (decrease) in
	Shares sold		reinvestment of distributions		redeemed		shares outstanding

	Six months		Six months		Six months		Six months
	ended		ended		ended		ended
	6/30/07	Year ended	6/30/07	Year ended	6/30/07	Year ended	6/30/07	Year ended
	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06	(unaudited)	12/31/06

Royce Select Fund I	36,186	24,008	–	160,892	(59,990)	(286,737)	(23,804)	(101,837)
Royce Select Fund II	67,964	61,313	344	9,360	(5,604)	–	62,704	70,673
Royce Global Select Fund	180,304	90,809	–	5,053	(21,191)	(23,247)	159,113	72,615

Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest and extraordinary expenses, will be paid by Royce. For the six months ended June 30, 2007, the Funds accrued the following performance fees:

Royce Select Fund I	$ 309,186
Royce Select Fund II	12,187
Royce Global Select Fund	64,060

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2007, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales

Royce Select Fund I	$5,805,802	$7,928,030	$3,303,862	$–
Royce Select Fund II	3,104,868	3,115,145	1,759,433	1,672,889
Royce Global Select Fund	2,600,061	676,196	–	–

Tax Information:
     At June 30, 2007, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Royce Select Fund I	$16,511,502	$5,400,535	$5,694,663	$294,128
Royce Select Fund II	1,840,901	82,521	201,933	119,412
Royce Global Select Fund	4,118,398	435,159	467,159	32,000

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

30 | The Royce Funds 2007 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2007 and held for the entire six-month period ended June 30, 2007.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2007 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	1/1/07	6/30/07	Period (1)	Ratio (1,2)	1/1/07	6/30/07	Period (3)	Ratio (4)

Royce Select Fund I	$1,000.00	$1,096.70	$6.60	1.34%	$1,000.00	$1,018.91	$6.36	0.63%
Royce Select Fund II	1,000.00	1,041.10	6.43	0.71%	1,000.00	1,018.91	6.36	0.63%
Royce Global Select Fund	1,000.00	1,186.20	6.89	2.31%	1,000.00	1,018.91	6.36	0.63%

(1)	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half year multiplied by the average account value for the period.
(2)	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half year.
(3)	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half year multiplied by the average account value for the period.
(4)	Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses.

The Royce Funds 2007 Semiannual Report to Shareholders | 31

Board Approval of Investment Advisory Agreements

     At meetings held on June 6-7, 2007, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Select Fund I (“RS1”), Royce Select Fund II (“RS2”) and Royce Global Select Fund (“RGS”) (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category” (investment performance comparisons were not provided for RS2 and RGS due to their limited operating history), information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:
     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing break points for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to five years. RS1 fell in the 1st or 2nd quartiles within its small-cap universe categories for the three- and five-year periods ended December 31, 2006, respectively. In addition to RS1’s risk adjusted performance, the trustees also reviewed its absolute total returns and down-market performance. Because of RS2’s and RGS’s limited operating histories, the Board did not consider their performance but rather the performance of other Royce Funds.
     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that RS1’s performance and the performance of other Royce Funds with respect to RS2 and RGS, supported the renewal of each Fund’s Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort

32 | Royce Fund 2007 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements (continued)

involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted the Funds charge an all-inclusive performance fee. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The Funds each had a net expense ratio in the 4th quartile of their Morningstar peer group, but the trustees noted that due to the unique nature of their expense structure, direct comparisons to other funds were not helpful. The Funds pay an all-inclusive management fee equal to 12.5% of their pre-fee total return, measured using a high watermark test.
     The trustees also considered fees charged by R&A to institutional and other clients and noted that due to the unique nature of the Funds’ expense structure, direct comparisions to these other accounts were not helpful.
     After the non-interested trustees deliberated in executive session, the entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

Royce Fund 2007 Semiannual Report to Shareholders | 33

Notes to Performance and Other Important Information

     The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2007, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2007 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P SmallCap 600, and S&P 500 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
    The Funds invest primarily in securities of mid-, small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•    the Funds’ future operating results,

•    the prospects of the Funds’ portfolio companies,

•    the impact of investments that the Funds have made or may make,

•    the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•    the ability of the Funds’ portfolio companies to achieve their objectives.

    This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

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Postscript: Tastes Great

Our taste buds know what’s good. Just as important, they know it in an absolute sense. Whether we go for haute cuisine, burgers and fries, or both, we know what we like, and we like it for its own sake. Although everyone’s taste is subjective, when we sit down anticipating a great meal, we’re not thinking in relative terms. If we love Italian food, it’s not because it’s so enjoyable relative to French or Indian or Chinese or Tex-Mex. We simply enjoy it on its own merits. We may prefer it to other cuisines, just as we may prefer veal piccata to linguine and clams, but that’s not quite the same thing as enjoying something on a relative basis.

to make our managers hungry for the overlooked and—in our view, anyway—the undervalued. This can create performance disparities with our benchmark (as well as other small-cap indices), as well as the occasional bout of indigestion when the Funds experience relative underperformance. We accept these hiccups and attempt to stick to a steady diet of long-term above-average returns. Hopefully, our shareholders share our taste for the importance of absolute performance.

     So when Chuck Royce first began to say, “You can’t eat from the table of relative returns, only from the table of absolute performance,” he may have been closer than he initially imagined to describing why absolute performance goals are so critical to us at The Royce Funds. For each of our portfolios, we seek strong absolute returns over market cycle and other long-term periods.

     Of course, we understand that there will be times when this is not the case. Particularly during periods of relative underperformance, we expect to hear questions about what’s on our small-cap menu, about why we’re not beating our small-cap benchmark, or why we’re not using another index as a benchmark that happens to be doing better than our Funds are at the time. These criticisms are something of an occupational hazard and thus explain why we choose to discuss performance in both relative and absolute terms.

(This is consistent with our goal of doubling our money in four to five years with any stock that we select for our portfolios.) We may not always meet the mark, but the salient point is that we have established a target for our portfolios that’s based squarely on long-term, absolute results.

When Chuck Royce first began to say, “You can’t eat from the table of relative returns, only from the table of absolute performance,” he may have been closer than he initially imagined to describing why absolute performance goals are so critical to us at The Royce Funds. For each of our portfolios, we seek strong absolute returns over market cycle and other long-term periods.

     In many ways, we like to think of ourselves as “benchmark agnostic.” In other words, we select companies for our portfolios based on each business’s absolute return potential, and not because we think that they can beat the return provided by a relevant small-cap index. Our focus is on security selection, on the search

As active small-cap managers, we tend to be less anxious about short-term performance as a whole than those of our peers who may be more focused on beating a benchmark or who seek to replicate an index in terms of portfolio holdings or similar industry and sector weightings. By contrast, we are strictly stock pickers, and thus our sector and industry weightings are byproducts of our focus on individual companies. This bottom-up, business-buyer’s approach tends for compelling values in the large and diverse small-cap marketplace. At the same time, however, we recognize the need to frame our Funds’ market cycle and other long-term performance for our investors. The Russell 2000 is thus useful in helping us to chart our progress, but our true appetite is best satisfied by what we love best—strong, absolute returns over the long term.

Wealth Of Experience
With approximately $32.7 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes eight Portfolio Managers, as well as 11 assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $122 million invested in The Royce Funds.

General Information	Advisor Services
Additional Report Copies	(For Fund Materials, Performance Updates,
and Prospectus Inquiries	and Account Inquiries
(800) 221-4268	(800) 33-ROYCE (337-6923)

Shareholder Services	Broker/Dealer Services
(800) 841-1180	For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

Automated Telephone Services
(800) 78-ROYCE (787-6923)
www.roycefunds.com This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds	RSF-REP-0607

Item 2. Code(s) of Ethics – Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants – Not applicable.

Item 6. Schedule of Investments – See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders – None.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12:  Exhibits attached hereto.
(a)(1)  Not applicable.

(a)(2)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not Applicable

(b)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: August 29, 2007		Date: August 29, 2007